Exhibit 10.1

EIGHTH AMENDED AND RESTATED LIMITED
PARTNERSHIP AGREEMENT
OF
SIMON PROPERTY GROUP, L.P.

May 8, 2008

TABLE OF CONTENTS

ARTICLE I Definitions; Etc.		1
1.1	Definitions	1
1.2	Exhibit; Etc.	13
ARTICLE II Continuation of Partnership		13
2.1	Continuation	13
2.2	Name	14
2.3	Character of the Business	14
2.4	Location of the Principal Place of Business	14
2.5	Registered Agent and Registered Office	14
ARTICLE III Term		15
3.1	Commencement	15
3.2	Dissolution	15
ARTICLE IV Contributions to Capital		15
4.1	General Partner Capital Contributions	15
4.2	Limited Partner Capital Contributions	15
4.3	Additional Funds	15
4.4	Redemption; Change in Number of Shares Outstanding	17
4.5	Stock Option Plan; Dividend Reinvestment Plan; LTIP Units	18
4.6	No Third Party Beneficiary	18
4.7	No Interest; No Return	19
4.8	Capital Accounts	19
ARTICLE V Representations, Warranties and Acknowledgment		21
5.1	Representations and Warranties by the General Partner	21
5.2	Representations and Warranties by the Limited Partners	21
5.3	Acknowledgment by Each Partner	22
ARTICLE VI Allocations, Distributions and Other Tax and Accounting Matters		22
6.1	Allocations	22
6.2	Distributions	27
6.3	Books of Account; Segregation of Funds	28
6.4	Reports	29
6.5	Audits	29
6.6	Tax Returns	29
6.7	Tax Matters Partner	30
6.8	Withholding	31
ARTICLE VII Rights, Duties and Restrictions of the General Partner		31
7.1	Expenditures by Partnership	31
7.2	Powers and Duties of the General Partner	31
7.3	Major Decisions	34
7.4	General Partner Participation	36
7.5	Proscriptions	36
7.6	Additional Partners	37
7.7	Title Holder	37
7.8	Waiver and Indemnification	37
7.9	Limitation of Liability of Directors Stockholders and Officers of the General Partner	38

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ARTICLE VIII Dissolution, Liquidation and Winding-Up		38
8.1	Accounting	38
8.2	Distribution on Dissolution	38
8.3	Sale of Partnership Assets	39
8.4	Distributions in Kind	39
8.5	Documentation of Liquidation	39
8.6	Liability of the Liquidation Agent	39
ARTICLE IX Transfer of Partnership Interests and Related Matters		40
9.1	General Partner Transfers and Deemed Transfers	40
9.2	Transfers by Limited Partners	40
9.3	Issuance of Additional Partnership Units, LP Preferred Units and LTIP Units	42
9.4	Restrictions on Transfer	43
9.5	Shelf Registration Rights	44
ARTICLE X Rights and Obligations of the Limited Partners		45
10.1	No Participation in Management	45
10.2	Bankruptcy of a Limited Partner	45
10.3	No Withdrawal	46
10.4	Duties and Conflicts	46
10.5	Guaranty and Indemnification Agreements	47
ARTICLE XI Grant of Rights to the Limited Partners		47
11.1	Grant of Rights	47
11.2	Limitation on Exercise of Rights	48
11.3	Computation of Purchase Price/Form of Payment	48
11.4	Closing	48
11.5	Closing Deliveries	48
11.6	Term of Rights	49
11.7	Covenants of the General Partner	49
11.8	Limited Partners’ Covenant	49
11.9	Dividends	50
ARTICLE XII General Provisions		50
12.1	Investment Representations	50
12.2	Notices	50
12.3	Successors	51
12.4	Liability of Limited Partners	51
12.5	Effect and Interpretation	51
12.6	Counterparts	51
12.7	Partners Not Agents	51
12.8	Entire Understanding; Etc.	51
12.9	Severability	51
12.10	Trust Provision	51
12.11	Pronouns and Headings	51
12.12	Assumption of Liabilities	52
12.13	Assurances	52

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EXHIBITS

EXHIBIT A	Names, Addresses and Ownership Information for Holders of Partnership Units
EXHIBIT B	GP Preferred Unit Designations
EXHIBIT C	LP Preferred Unit Designations
EXHIBIT D	LTIP Unit Designations [RESERVED]
EXHIBIT E	Registration Rights Agreements
EXHIBIT F	Form of Exercise Notice

iii

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
SIMON PROPERTY GROUP, L.P.

THIS EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT, dated as of May 8, 2008, is made by and among SIMON PROPERTY GROUP, INC., a Delaware corporation, as general partner (the “General Partner”), and those persons whose names and addresses are set forth on Exhibit A hereto, as limited partners (the “Limited Partners”).

WITNESSETH:

WHEREAS, the Agreement of Limited Partnership of Simon Property Group, L.P. (the “Partnership”) was last amended and restated in its entirety by the Seventh Amended and Restated Limited Partnership Agreement, dated August 27, 1999;

WHEREAS, the parties hereto wish to provide for the further amendment and restatement of the Agreement of Limited Partnership to (1) reflect various mergers, acquisitions and other transactions that have occurred since August 27, 1999, including, but not limited to the mergers of a former non-managing general partner with and into an Affiliate (as defined herein) of the General Partner and subsequently with and into the General Partner itself, the merger of SPG Realty Consultants, L.P. a former Affiliate of the Partnership, with and into the Partnership, (2) include the economic rights, including distribution, redemption and conversion rights and sinking fund provisions, for all classes and series of Preferred Units (as defined herein) authorized and outstanding as of the date of this amendment and restatement; and (3) expand the authority of the General Partner to create and designate one or more class or series of long-term incentive interests in the Partnership;

WHEREAS, the General Partner has obtained the Consent of the Limited Partners (as defined herein) to the amendment and restatement of this Agreement; and

WHEREAS, after receiving the Consent of the Limited Partners, the General Partner has approved some additional corrections and clarifications that are incorporated herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree that the Seventh Amended and Restated Agreement of Limited Partnership of the Partnership, as heretofore amended and restated, is hereby further amended and restated in its entirety to read as follows:

ARTICLE I

Definitions; Etc.

1.1          Definitions.  Except as otherwise herein expressly provided the following terms and phrases shall have the meanings set forth below:

“Accountants” shall mean the independent registered public accounting firm or firms selected by the General Partner from time to time on behalf of the Partnership to audit the books and records of the Partnership and to prepare and certify statements and reports in connection therewith.

“Act” shall mean the Revised Uniform Limited Partnership Act as enacted in the State of Delaware, as the same may hereafter be amended from time to time.

“Additional Units” shall have the meaning set forth in Section 9.3(a) hereof.

“Adjusted Capital Account Balance” shall have the meaning set forth in Section 6.1(b)(1) hereof.

“Adjustment Date” shall have the meaning set forth in Section 4.3(b) hereof.

“Administrative Expenses” shall mean (i) all administrative and operating costs and expenses incurred by the Partnership, and (ii) those administrative costs and expenses and accounting and legal expenses incurred by the General Partner on behalf or for the benefit of the Partnership.

“Affected Gain” shall have the meaning set forth in Section 6.1(g) hereof.

“Affiliate” shall mean, with respect to any Partner (or as to any other Person the affiliates of which are relevant for purposes of any of the provisions of this Agreement): (i) any member of the Immediate Family of such Partner or Person; (ii) any partner, trustee, beneficiary, member or stockholder of such Partner or Person; (iii) any legal representative, successor or assignee of such Partner or any Person referred to in the preceding clauses (i) and (ii); (iv) any trustee or trust for the benefit of such Partner or any Person referred to in the preceding clauses (i) through (iii); or (v) any Entity which, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Partner or any Person referred to in the preceding clauses (i) through (iv).

“Affiliate Financing” shall mean financing or refinancing obtained from a Partner or an Affiliate of a Partner by the Partnership.

“Agreement” shall mean this Eighth Amended and Restated Limited Partnership Agreement, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

“Bankruptcy” shall mean, with respect to any Partner, (i) the commencement by such Partner of any proceeding seeking relief under any provision or chapter of the federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization, (ii) an adjudication that such Partner is insolvent or bankrupt, (iii) the entry of an order for relief under the federal Bankruptcy Code with respect to such Partner, (iv) the filing of any petition or the commencement of any case or proceeding against such Partner under the federal Bankruptcy Code unless such petition and the case or proceeding initiated thereby are dismissed within ninety (90) days from the date of such filing or commencement, (v) the filing of an answer by such Partner admitting the allegations of any such petition, (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Partner unless such appointment is vacated or dismissed within ninety (90) days from the date of such appointment but not less than five (5) days before the proposed sale of any assets of such Partner, (vii) the execution by such Partner of a general assignment for the benefit of creditors, (viii) the convening by such Partner of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts, (ix) the failure of such Partner to pay its debts as they mature, (x) the levy, attachment, execution or other seizure of substantially all of the assets of such Partner where such seizure is not discharged within thirty (30) days thereafter, or (xi) the admission by such Partner in writing of its inability to pay its debts as they mature or that it is generally not paying its debts as they become due.

“Capital Account” shall have the meaning set forth in Section 4.8(a) hereof.

“Capital Contribution” shall mean, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property other than money contributed to the Partnership with respect to the Partnership Units held by such Partner (net of liabilities secured by such property which the Partnership assumes or takes subject to).

“Certificate” shall mean the Certificate of Limited Partnership establishing the Partnership, as filed with the office of the Delaware Secretary of State on November 18, 1993, as it has or may hereafter be amended from time to time in accordance with the terms of this Agreement and the Act.

“Charter” shall mean the articles of incorporation of the General Partner and all amendments, supplements and restatements thereof.

“Closing Price” on any date shall mean the last sale price per share, regular way, of the Shares or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the Shares in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the Shares or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected from time to time by the Board of Directors of the General Partner.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or any corresponding provisions of succeeding law.

“Computation Date” shall have the meaning set forth in Section 11.3 hereof.

“Consent of the DeBartolos” shall mean consent of those Limited Partners who are “DeBartolos” as defined herein.  NID Corporation (in such capacity the “DeBartolo Designee”) is hereby granted authority by those Limited Partners who are DeBartolos to grant or withhold consent on behalf of the DeBartolos whenever the Consent of the DeBartolos is required hereunder.  The DeBartolos shall have the right, from time to time, by written notice to the Partnership signed by

DeBartolos who hold in the aggregate more than fifty percent (50%) of the Partnership Units then held by the DeBartolos, to substitute a new Person as the DeBartolo Designee for the Person who is then acting as such.  The Partnership, the Partners and all Persons dealing with the Partnership shall be fully protected in relying on any written consent of the DeBartolos which is executed by the Person who is then acting as the DeBartolo Designee.  In the event that at any time there is no DeBartolo Designee, the consent of the DeBartolos shall be given by those DeBartolos who hold in the aggregate more than fifty percent (50%) of the Partnership Units then held by the DeBartolos.

“Consent of the Limited Partners” shall mean the written consent of a Majority-In-Interest of the Limited Partners (which for this purpose shall not include holders of LP Preferred Units or LTIP Units), which consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority-In-Interest of the Limited Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.  Whenever the Consent of the Limited Partners is sought by the General Partner, the request for such consent, outlining in reasonable detail the matter or matters for which such consent is being requested, shall be submitted to all of the Limited Partners, and each Limited Partner shall have at least 15 days to act upon such request.

“Consent of the Simons” shall mean consent of those Limited Partners who are “Simons” as defined herein. David Simon (the “Simon Designee”) is hereby granted authority by those Limited Partners who are Simons to grant or withhold consent on behalf of the Simons whenever the Consent of the Simons is required hereunder.  The Simons shall have the right from time to time, by written notice to the Partnership signed by Simons who hold in the aggregate more than fifty percent (50%) of the Partnership Units then held by the Simons, to substitute a new Person as the Simon Designee for the Person who is then acting as such.  The Partnership, the Partners and all Persons dealing with the Partnership shall be fully protected in relying on any written consent of the Simons which is executed by the Person who is then acting as the Simon Designee.  In the event that at any time there is no Simon Designee, the Consent of the Simons shall be given by those Simons who hold in the aggregate more than fifty percent (50%) of the Partnership Units then held by the Simons.

“Contributed Funds” shall have the meaning set forth in Section 4.3(b) hereof.

“Contribution Current Per Share Market Price” on any date shall mean the average of the Closing Prices for a period of not less than five consecutive Trading Days nor more than thirty consecutive Trading Days ending on such date, such period determined in the sole and absolute discretion of the General Partner.

“Contribution Date” shall have the meaning set forth in Section 9.3 hereof.

“Contribution Deemed Partnership Unit Value” as of any date shall mean the Contribution Current Per Share Market Price as of the Trading Day immediately preceding such date; provided, however, that Contribution Deemed Partnership Unit Value shall be adjusted as described in Section 11.7(d) hereof in the event of any stock dividend, stock split, stock distribution or similar transaction.

“Control” shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership or otherwise to select, or have the power to remove and then select, a majority of those Persons exercising governing authority over an Entity.  In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select or remove any such trustee shall be deemed to have control of such trust.

“Covered Sale” shall have the meaning set forth in Section 6.2(d) hereof.

“Current Per Share Market Price” on any date shall mean the average of the Closing Prices for the five consecutive Trading Days ending on such date.

“DeBartolos” shall mean (i) the Estate of Edward J. DeBartolo, (ii) Edward J. DeBartolo, Jr., Marie Denise DeBartolo York, members of the Immediate Family of either of the foregoing, any other members of the Immediate Family of Edward J. DeBartolo, any other lineal descendants of any of the foregoing and any trusts established for the benefit of any of the foregoing, and (iii) NID Corporation and any other Entity Controlled by any one or more of the Persons listed or specified in clauses (i) and (ii) above.

“Deemed Partnership Unit Value” as of any date shall mean the Current Per Share Market Price as of the Trading Day immediately preceding such date; provided, however, that Deemed Partnership Unit Value shall be adjusted as described in Section 11.7(d) hereof in the event of any stock dividend, stock split, stock distribution or similar transaction.

“Depreciation” shall mean for each Partnership Fiscal Year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable under the Code with respect to a Partnership asset for such year or other period, except that if the Gross Asset Value of a Partnership asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

“Development Land” shall mean any vacant land suitable for development as a Project.

“Directors” shall mean the Board of Directors of the General Partner.

“Entity” shall mean any general partnership, limited partnership, limited liability company, limited liability partnership, corporation, joint venture, trust, business trust, cooperative or association.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

“Exercise Notice” shall have the meaning set forth in Section 11.1 hereof.

“GAAP” shall mean generally accepted accounting principles consistently applied.

“General Partner” shall mean Simon Property Group, Inc., a Delaware corporation.

“GP Preferred Contributed Funds” shall have the meaning set forth in Section 4.3(c) hereof.

“GP Preferred Distribution Requirement” shall have the meaning set forth in Section 4.3(c) hereof.

“GP Preferred Redemption Amount” shall mean, with respect to any class or series of GP Preferred Units, the sum of (i) the amount of any accumulated Preferred Distribution Shortfall with respect to such class or series of GP Preferred Units, (ii) the Preferred Distribution Requirement with respect to such class or series of GP Preferred Units to the date of redemption and (iii) the GP Preferred Redemption Price indicated in the GP Preferred Unit Designation with respect to such class or series of GP Preferred Units.

“GP Preferred Redemption Price” shall have the meaning set forth in Section 4.3(c) hereof.

“GP Preferred Unit Designation” shall have the meaning set forth in Section 4.3(c) hereof.

“GP Preferred Units” means the preferred interests in the Partnership issued to the General Partner pursuant to Section 4.3(c) hereof and having the economic rights, including dividend, redemption and conversion rights and sinking fund provisions, set forth in a GP Preferred Unit Designation.

“Gross Asset Value” shall have the meaning set forth in Section 4.8(b) hereof.

“Gross Income” shall mean the income of the Partnership determined pursuant to Section 61 of the Code before deduction of items of expense or deduction.

“Immediate Family” shall mean, with respect to any Person, such Person’s spouse, parents, parents-in-law, descendants by blood or adoption, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law (in each case by whole or half-blood).

“Incurrence” shall have the meaning set forth in Section 10.5(a) hereof.

“Independent Directors” shall mean those Directors who are not employed by the General Partner, a member of the Simons or any Affiliate of such Persons.

“Institutional Investors” shall have the meaning set forth in Rule  501(a)(1)-(3), (7) and (8) of Regulation D promulgated under the Securities Act.

“Institutional Lender” shall mean a commercial bank or trust company, a savings and loan association or an insurance company.

“JCP” shall mean JCP Realty, Inc., a Delaware corporation, or any of its Affiliates that becomes a Limited Partner hereunder and that is an “accredited investor” as defined in Regulation D under the Securities Act.

“JCP Limited Partner” shall mean JCP, in its capacity as a Limited Partner or Partners hereunder.

“JCP Property Liabilities” means any liabilities encumbering the assets of Treasure Coast-JCP Associates, Ltd., Melbourne-JCP Associates, Ltd., Boynton-JCP Associates, Ltd., Chesapeake-JCP Associates, Ltd., Mall of the Mainland Associates, L.P., Port Charlotte-JCP Associates and Northfield Center Limited Partnership, and any liability of the Partnership or any Subsidiary Partnership with respect to which JCP has incurred the “economic risk of loss” within the meaning of Treasury Regulation § 1.752-2.

“Lien” shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, restrictions, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

“Limited Partners” unless the context expressly provides otherwise, shall mean those Persons whose names are set forth on Exhibit A, their permitted successors or assigns as limited partners hereof, and/or any Person who, at the time of reference thereto, is a limited partner of the Partnership.

“Limited Partnership Unit” shall mean each Partnership Unit (other than LTIP Units) held by a Limited Partner.

“Liquidation Agent” shall mean such Person as is selected as the Liquidation Agent hereunder by the General Partner, which Person may be the General Partner or an Affiliate of the General Partner, provided such Liquidation Agent agrees in writing to be bound by the terms of this Agreement.  The Liquidation Agent shall be empowered to give and receive notices, reports and payments in connection with the dissolution, liquidation and/or winding-up of the Partnership and shall hold and exercise such other rights and powers as are necessary or required to permit all parties to deal with the Liquidation Agent in connection with the dissolution, liquidation and/or winding-up of the Partnership.

“Liquidation Transaction” shall mean any sale of assets of the Partnership in contemplation of, or in connection with, the liquidation of the Partnership.

“Losses” shall have the meaning set forth in Section 6.1(a) hereof.

“LP Preferred Distribution Requirement” means the dividends or distributions required to be made at the time such dividend or distribution is required to be made on a class or series of LP Preferred Units as set forth in the related LP Preferred Unit Designation.

“LP Preferred Unit Designation” shall have the meaning set forth in Section 9.3(b) hereof.

“LP Preferred Units” means the preferred interests in the Partnership issued to a Limited Partner pursuant to Section 9.3(a) hereof and having the economic rights, including distribution, redemption, conversion and exchange rights and sinking fund provisions, set forth in the related LP Preferred Unit Designation.  The number of LP Preferred Units for each outstanding class or series of LP Preferred Units held by each Limited Partner at the date of this Agreement is as set forth on Exhibit A attached hereto.

“LTIP Unit Designation” shall have the meaning set forth in Section 9.3(c) hereof.

“LTIP Units” means long-term incentive plan interests in the Partnership issued hereafter pursuant to Section 9.3(a).  The LTIP Units shall be convertible into Limited Partnership Units under the terms and conditions set forth in a related LTIP Unit Designation.  There are no LTIP Units outstanding as of the date of this Agreement.

“Major Decisions” shall have the meaning set forth in Section 7.3(b) hereof.

“Majority-In-Interest of the Limited Partners” shall mean Limited Partner(s) who hold in the aggregate more than fifty percent (50%) of the Partnership Units then held by all the Limited Partners, as a class (excluding any Partnership Units held by the General Partner, any Person Controlled by the General Partner or any Person holding as nominee for the General Partner).

“Minimum Gain” shall have the meaning set forth in Section 6.1(d)(l) hereof.

“Minimum Gain Chargeback” shall have the meaning set forth in Section 6.1(d)(l) hereof.

“Net Financing Proceeds” shall mean the cash proceeds received by the Partnership in connection with any borrowing by or on behalf of the Partnership (whether or not secured), or distributed to the Partnership in respect of any such borrowing by any Subsidiary Entity, after deduction of all costs and expenses incurred by the Partnership in connection with such borrowing, and after deduction of that portion of such proceeds used to repay any other indebtedness of the Partnership, or any interest or premium thereon.

“Net Operating Cash Flow” shall mean, with respect to any fiscal period of the Partnership, the aggregate amount of all cash received by the Partnership from any source for such fiscal period (including Net Sale Proceeds and Net Financing Proceeds but excluding Contributed Funds), less the aggregate amount of all expenses or other amounts paid with respect to such period and such additional cash reserves as of the last day of such period as the General Partner deems necessary for any capital or operating expenditure permitted hereunder.

“Net Sale Proceeds” shall mean the cash proceeds received by the Partnership in connection with a sale or other disposition of any asset by or on behalf of the Partnership or a sale or other disposition of any asset by or on behalf of any Subsidiary Entity, after deduction of any costs or expenses incurred by the Partnership, or payable specifically out of the proceeds of such sale or other disposition (including, without limitation, any repayment of any indebtedness required to be repaid as a result of such sale or other disposition or which the General Partner elects to repay out of the proceeds of such sale or other disposition, together with accrued interest and premium, if any, thereon and any sales commissions or other costs and expenses due and payable to any Person), in connection with such sale or other disposition.

“NID Corporation” shall mean NID Corporation, an Ohio corporation formerly known as The Edward J. DeBartolo Corporation.

“Nonrecourse Liabilities” shall have the meaning set forth in Section 6.l(d)(l) hereof.

“Offered Units” shall have the meaning set forth in Section 11.1 hereof.

“Ownership Limit” shall have the meaning set forth in Article Ninth of the Charter.

“Partner Nonrecourse Debt” shall have the meaning set forth in Section 6.1(d)(2) hereof.

“Partner Nonrecourse Debt Minimum Gain” shall have the meaning set forth in Section 6.1(d)(2) hereof.

“Partner Nonrecourse Deduction” shall have the meaning set forth in Section 6.1(d)(2) hereof.

“Partners” shall mean the General Partner and the Limited Partners (including, unless the context expressly indicates otherwise, the holders of LP Preferred Units and LTIP Units), their duly admitted successors or assigns or any Person who is a partner of the Partnership at the time of reference thereto.

“Partnership” shall mean Simon Property Group, L.P., a Delaware limited partnership, as such limited partnership may from time to time be constituted.

“Partnership Fiscal Year” shall mean the calendar year.

“Partnership Interest” shall mean the interest of a Partner in the Partnership.

“Partnership Minimum Gain” shall have the meaning set forth in Section 1.704-2(b)(2) of the Regulations.

“Partnership Record Date” shall mean the record date established by the General Partner for a distribution of Net Operating Cash Flow pursuant to Section 6.2 hereof, which record date shall be the same as the record date established by the General Partner for distribution to its stockholders of some or all of its share of such distribution.

“Partnership Units” or “Units” shall mean the interest in the Partnership of any Partner which entitles a Partner to the allocations (and each item thereof) specified in Section 6.1(b) hereof and all distributions from the Partnership, and its rights of management, consent, approval, or participation, if any, as provided in this Agreement.  Partnership Units do not include Preferred Units and include LTIP Units only to the extent provided in the applicable LTIP Unit Designation.  Each Partner’s percentage ownership interest in the Partnership shall be determined by dividing the number of Partnership Units then owned by each Partner by the total number of Partnership Units then outstanding.  The number of Partnership Units held by the General Partner and by each Limited Partner at the date of this Agreement is as set forth on Exhibit A attached hereto.

“Person” shall mean any individual or Entity.

“Pledge” shall mean granting of a Lien on a Partnership Interest.

“Post-Exchange Distribution” shall have the meaning set forth in Section 6.2(a) hereof.

“Preferred Distribution Requirement” shall mean the GP Preferred Distribution Requirement and the LP Preferred Distribution Requirement.

Preferred Distribution Shortfall” shall have the meaning set forth in Section 6.2(b)(i) hereof.

“Preferred Shares” shall mean any class of equity securities of the General Partner now or hereafter authorized or reclassified having dividend rights that are superior or prior to dividends payable on the Shares or any other shares of common stock of the General Partner.

“Preferred Units” shall mean GP Preferred Units issued to the General Partner pursuant to Section 4.3(c) hereof and LP Preferred Units issued to a Limited Partner pursuant to Section 9.3(a) hereof.  Unless otherwise specified in the Preferred Unit Designations, as the case may be, the holders of any class or series of Preferred Units shall have such rights to the allocations of Profits and Losses as specified in Section 6.1 hereof and to distributions pursuant to Section 6.2 hereof, but shall not, by reason of their ownership of such Preferred Units, be entitled to participate in the management of the Partnership or to consent to or approve any action which is required by the Act or this Agreement to be approved by any or all of the Partners.

“Preferred Unit Designation” means the GP Preferred Unit Designations and the LP Preferred Unit Designations, collectively.

“Preferred Unit Issue Price” shall mean (i) with respect to GP Preferred Units, (a) the amount of the Required Funds contributed or deemed to have been contributed by the General Partner in exchange for a GP Preferred Unit or (b) in the case of GP Preferred Units issued in respect of a Related Issue issued upon conversion of or in exchange for any LP Preferred Units, the liquidation preference of such GP Preferred Unit upon issuance, and (ii) with respect to LP Preferred Units, the liquidation preference of such LP Preferred Unit upon issuance.

“Profits” shall have the meaning set forth in Section 6.1(a) hereof.

“Project” shall mean any property that is or is planned to be used primarily for retail purposes, and shall include, but is not limited to, a regional mall, a community shopping center, a specialty retail center and a mixed-use property which contains a major retail component.

“Property or Properties” shall mean any Development Land or Project in which the Partnership acquires ownership of (a) the fee or leasehold interest or (b) an indirect fee or leasehold interest through an interest in any other Entity.

“Purchase Price” shall have the meaning set forth in Section 11.3 hereof.

“Qualified REIT Subsidiaries” shall have the meaning set forth in Section 856(i)(2) of the Code.

“Registrable Securities” shall have the mean set forth in Section 9.5(a) hereof.

“Registration Rights Agreements” shall mean the agreements, in effect as of September 24, 1998, among the General Partner, certain of its stockholders and certain holders of Units.

“Regulations” shall mean the final, temporary or proposed income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Regulatory Allocations” shall have the meaning set forth in Section 6.1(d)(5) hereof.

“REIT” shall mean a real estate investment trust as defined in Section 856 of the Code.

“REIT Expenses” shall mean (i) costs and expenses relating to the continuity of existence of the General Partner and its respective subsidiaries, including taxes, fees and assessments associated therewith, and any and all costs, expenses or fees payable to any director or trustee of the General Partner or such subsidiaries, (ii) costs and expenses relating to any offer or registration of securities by the General Partner or its respective subsidiaries and all statements, reports, fees and expenses incidental thereto, including underwriting discounts, selling commissions and placement fees applicable to any such offer of securities; provided, however, that in the case of any such registration of securities on behalf of one or more of the security holders of the General Partner or its respective subsidiaries, REIT Expenses shall not include underwriting discounts or selling commissions), (iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner or its respective subsidiaries under federal, state or local laws or regulations, including tax returns and filings with the SEC and any stock exchanges on which the Shares are listed, (iv) costs and expenses associated with compliance by the General Partner or its respective subsidiaries with laws, rules and regulations promulgated by any regulatory body, including the SEC, (v) costs and expenses associated with any 401(k) Plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the General Partner or its respective subsidiaries, and (vi) all operating, administrative and other costs incurred by the General Partner or its respective subsidiaries (including attorney’s and accountant’s fees, income and franchise taxes and salaries paid to officers of the General Partner or its respective subsidiaries, but excluding costs of any repurchase by the General Partner of any of its securities and excluding costs associated with activities and business operations not conducted directly or indirectly through the Partnership or any Subsidiary Partnership); provided, however that amounts described herein shall be considered REIT Expenses hereunder only if and to the extent during the fiscal year in question the aggregate amount of such expenses for such fiscal year and all prior fiscal years exceeds the aggregate of (a) all amounts theretofore distributed or distributable to the General Partner by any wholly-owned subsidiary thereof and (b) all amounts theretofore paid to the General Partner pursuant to Section 7.1 hereof.

“REIT Requirements” shall mean all actions or omissions as may be necessary (including making appropriate distributions from time to time) to permit the General Partner and, where applicable, each of its respective subsidiaries and, where applicable, each Subsidiary Entity, to qualify or continue to qualify as a real estate investment trust within the meaning of Section 856 et seq. of the Code, as such provisions may be amended from time to time, or the corresponding provisions of succeeding law.

“Related Issue” shall mean, with respect to a class or series of GP Preferred Units, (a) the class or series of Preferred Shares the sale of which provided the General Partner with the proceeds to contribute to the Partnership in exchange for such GP Preferred Units and (b) the class or series of Preferred Shares issued upon conversion of or in exchange for any LP Preferred Units.

“Required Funds” shall have the meaning set forth in Section 4.3(a) hereof.

“Rights” shall have the meaning set forth in Section 11.1 hereof.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean the shares of Common Stock, par value $0.0001 per share, of the General Partner.

“Shelf Rights Holder” shall have the meaning set forth in Section 9.5 hereof.

“Shelf Registration” shall have the meaning set forth in Section 9.5 hereof.

“Simons” shall mean Melvin Simon, Herbert Simon and David Simon, other members of the Immediate Family of any of the foregoing, any other lineal descendants of any of the foregoing, any trusts established for the benefit of any of the foregoing, and any Entity Controlled by any one or more of the foregoing.

“Subsidiary Entity” shall mean any Entity in which the Partnership owns a direct or indirect equity interest.

“Subsidiary Partnership” shall mean any partnership or limited liability company in which the Partnership owns a direct or indirect equity interest.

“Substituted Limited Partner” shall have the meaning set forth in the Act.

“Tax Matters Partner” shall have the meaning set forth in Section 6.7 hereof.

“Third Party Financing” shall mean financing or refinancing obtained from a Third Party by the Partnership.

“Third Party” or “Third Parties” shall mean a Person or Persons who is or are neither a Partner or Partners nor an Affiliate or Affiliates of a Partner or Partners.

“Trading Day” shall mean a day on which the principal national securities exchange on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Transfer” shall mean any assignment, sale, transfer, conveyance or other disposition or act of alienation (other than a Pledge), whether voluntary or involuntary or by operation of law.

1.2           Exhibit; Etc.  References in this Agreement to an “Exhibit” are, unless otherwise specified, to one of the Exhibits attached to this Agreement, and references in this Agreement to an “Article” or a “Section” are, unless otherwise specified, to one of the Articles or Sections of this Agreement.  Each Exhibit attached hereto and referred to herein is hereby incorporated herein by reference.

ARTICLE II

Continuation of Partnership

2.1           Continuation.  The parties hereto do hereby agree to continue the Partnership as a limited partnership pursuant to the provisions of the Act, and all other pertinent laws of the State of Delaware, for the purposes and upon the terms and conditions hereinafter set forth. The Partners agree that the rights and liabilities of the Partners shall be as provided in the Act except as otherwise herein expressly provided.  Promptly upon the execution and delivery of this Agreement, the General Partner shall cause each notice, instrument, document or certificate as may be required by applicable law, and which may be necessary to enable the Partnership to continue to conduct its business, and to own its properties, under the Partnership name to be filed or recorded in all appropriate public offices.  Upon request of the General Partner, the Partners shall execute any assumed or fictitious name certificate or certificates required by law to be filed in connection with the Partnership.  The General Partner shall properly cause the execution and delivery of such additional documents and shall perform such additional acts consistent with the terms of this Agreement as may be necessary to comply with the requirements of law for the continued operation of a limited partnership under the laws of the State of Delaware (it being understood that the General Partner shall be required to provide the Limited Partners with copies of any amendment to the Certificate required to be filed under such laws only upon request) and for the continued operation of a limited partnership in each other jurisdiction in which the Partnership shall conduct business.

2.2           Name.  The name of the Partnership is Simon Property Group, L.P., and all business of the Partnership shall be conducted under the name of Simon Property Group, L.P. or such other name as the General Partner may select; provided, however, that the General Partner may not choose the name (or any derivative thereof) of any Limited Partner (other than the names “DeBartolo” or “Simon”) without the prior written consent of such Limited Partner.  All transactions of the Partnership, to the extent permitted by applicable law, shall be carried on and completed in such name (it being understood that the Partnership may adopt assumed or fictitious names in certain jurisdictions).

2.3           Character of the Business.  The purpose of the Partnership is and shall be to acquire, hold, own, develop, redevelop, construct, reconstruct, alter, improve, maintain, operate, sell, lease, Transfer, encumber, convey, exchange and otherwise dispose of or deal with the Properties and any other real and personal property of all kinds; to undertake such other activities as may be necessary, advisable, desirable or convenient to the business of the Partnership; and to engage in such other ancillary activities as shall be necessary or desirable to effectuate the foregoing purposes.  The Partnership shall have all powers necessary or desirable to accomplish the purposes enumerated.  In connection with the foregoing, but subject to all of the terms, covenants, conditions and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority to enter into, perform and carry out contracts of any kind, to borrow or lend money and to issue evidences of indebtedness, whether or not secured by mortgage, trust deed, pledge or other Lien and, directly or indirectly, to acquire and construct additional Properties necessary or useful in connection with its business.

2.4           Location of the Principal Place of Business.  The location of the principal place of business of the Partnership shall be at 225 West Washington Street, Indianapolis, Indiana 46204 or such other location as shall be selected from time to time by the General Partner in its sole discretion; provided, however, that the General Partner shall promptly notify the Limited Partners of any change in the location of the principal place of business of the Partnership.

2.5           Registered Agent and Registered Office.  The Registered Agent of the Partnership shall be The Corporation Trust Company, or such other Person as the General Partner may select in its sole discretion.  The Registered Office of the Partnership in the State of Delaware shall be c/o The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801, or such other location as the General Partner may select in its sole and absolute discretion.  The General Partner shall promptly notify the Limited Partners of any change in the Registered Agent or Registered Office of the Partnership.

ARTICLE III

Term

3.1          Commencement.  The Partnership commenced business as a limited partnership on November 18, 1993 upon the filing of the Certificate with the Secretary of State of the State of Delaware.

3.2          Dissolution.  The Partnership shall continue until dissolved and terminated upon the earlier of (i) December 31, 2096, or (ii) the earliest to occur of the following events:

(a)           the dissolution, termination, withdrawal, retirement or Bankruptcy of the General Partner unless the Partnership is continued as provided in Section 9.1 hereof;

(b)           the election to dissolve the Partnership made in writing by the General Partner, but only if the consent required by Section 7.3 is obtained;

(c)           the sale or other disposition of all or substantially all the assets of the Partnership; or

(d)           dissolution required by operation of law.

ARTICLE IV

Contributions to Capital

4.1          General Partner Capital Contributions.

(a)           [RESERVED]

(b)           The General Partner shall contribute to the capital of the Partnership, in exchange for Units as provided in Section 4.3(b) hereof, the proceeds of the sale of any Shares.

(c)           All transfer, stamp or similar taxes payable upon any contribution provided for in this Section 4.1 shall be paid by the Partnership.

4.2          Limited Partner Capital Contributions.  Except as expressly provided in Sections 4.3, 4.4, 4.5 and 4.8 below, no Partner may make, and no Partner shall have the obligation to make, additional contributions to the capital of the Partnership without the consent of the General Partner.

4.3          Additional Funds.

(a)           The Partnership may obtain funds (“Required Funds”) which it considers necessary to meet the needs, obligations and requirements of the Partnership, or to maintain adequate working capital or to repay Partnership indebtedness, and to carry out the Partnership’s purposes, from the proceeds of Third Party Financing or Affiliate Financing, in each case pursuant to such terms, provisions and conditions and in such manner (including the engagement of brokers and/or investment bankers to assist in providing such financing) and amounts as the General Partner shall determine to be in the best interests of the Partnership, subject to the terms and conditions of this Agreement.  Any and all funds required or expended, directly or indirectly, by the Partnership for capital expenditures may be obtained or replenished through Partnership borrowings.  Any Third Party Financing or Affiliate Financing obtained by the General Partner for and on behalf of the Partnership may be convertible in whole or in part into Additional Units (to be issued in accordance with Section 9.3 hereof), may be unsecured, may be secured by mortgage(s) or deed(s) of trust and/or assignments on or in respect of all or any portion of the assets of the Partnership or any other security made available by the Partnership, may include or be obtained through the public or private placement of debt and/or other instruments, domestic and foreign, may include provision for the option to acquire Additional Units (to be issued in accordance with Section 9.3 hereof), and may include the acquisition of or provision for interest rate swaps, credit enhancers and/or other transactions or items in respect of such Third Party Financing or Affiliate Financing; provided, however, that in no event may the Partnership obtain any Affiliate Financing or Third Party Financing that is recourse to any Partner or any Affiliate, partner, stockholder, beneficiary, principal officer or director of any Partner without the consent of the affected Partner and any other Person or Persons to whom such recourse may be had.

(b)           To the extent the Partnership does not borrow all of the Required Funds (and whether or not the Partnership is able to borrow all or part of the Required Funds), the General Partner (or an Affiliate thereof) (i) may itself borrow such Required Funds, in which case the General Partner or its Affiliate shall lend such Required Funds to the Partnership on the same economic terms and otherwise on substantially identical terms, or (ii) may raise such Required Funds in any other manner, in which case, unless such Required Funds are raised by the General Partner through the sale of Preferred Shares, the General Partner shall contribute to the Partnership as an additional Capital Contribution the amount of the Required Funds so raised (“Contributed Funds”) (hereinafter, each date on which the General Partner  so contributes Contributed Funds pursuant to this Section 4.3(b) is referred to as an “Adjustment Date”).  Any Required Funds raised from the sale of Preferred Shares shall either be contributed to the Partnership as Contributed Funds or loaned to the Partnership pursuant to Section 4.3(c) below.  In the event the General Partner advances Required Funds to the Partnership pursuant to this Section 4.3(b) as Contributed Funds, then the Partnership shall assume and pay (or reflect on its books as additional Contributed Funds) the expenses (including any applicable underwriting discounts) incurred by the General Partner (or such Affiliate) in connection with raising such Required Funds through a public offering of its securities or otherwise. If the General Partner advances Required Funds to the Partnership as Contributed Funds pursuant to this Section 4.3(b) from any offering or sale of Shares (including, without limitation, any issuance of Shares pursuant to the exercise of options, warrants, convertible securities or similar rights to acquire Shares), the Partnership shall issue additional Partnership Units to the General Partner to reflect its contribution of the Contributed Funds equal in number to such number of Shares issued in such offering or sale.

(c)           In the event the General Partner contributes to the Partnership any Required Funds obtained from the sale of Preferred Shares (“GP Preferred Contributed Funds”), then the Partnership shall assume and pay the expenses (including any applicable underwriter discounts) incurred by the General Partner in connection with raising such Required Funds.  In addition, the General Partner shall be issued GP Preferred Units of a designated class or series (a) to reflect its contribution of GP Preferred Contributed Funds and (b) to reflect its issuance of a Related Issue upon conversion of or in exchange for any LP Preferred Units.  Each class or series of GP Preferred Units so issued shall be designated by the General Partner to identify such class or series with the class or series of Preferred Shares which constitutes the Related Issue.  Each class or series of GP Preferred Units shall be described in a written document (the “GP Preferred Unit Designation”) that shall set forth, in sufficient detail, the economic rights, including dividend, redemption and conversion rights and sinking fund provisions, of the class or series of GP Preferred Units and the Related Issue.  The

GP Preferred Unit Designations for each class or series of GP Preferred Units authorized and outstanding as of the date of this Agreement are attached as Exhibit B.  The number of GP Preferred Units of a class or series shall be equal to the number of shares of the Related Issue sold.  The GP Preferred Unit Designation shall provide for such terms for the class or series of GP Preferred Units that shall entitle the General Partner to substantially the same economic rights as the holders of the Related Issue.  Specifically, the General Partner shall receive distributions on the class or series of GP Preferred Units pursuant to Section 6.2 equal to the aggregate dividends payable on the Related Issue at the times such dividends are paid (the “GP Preferred Distribution Requirement”).  The Partnership shall redeem the class or series of GP Preferred Units for a redemption price per GP Preferred Unit equal to the redemption price per share of the Related Issue, exclusive of any accrued unpaid dividends (the “GP Preferred Redemption Price”) upon the redemption of any shares of the Related Issue. Each class or series of GP Preferred Units shall also be converted into additional Partnership Units at the time and on such economic terms and conditions as the Related Issue is converted into Shares.  Upon the issuance of any class or series of GP Preferred Units pursuant to this Section 4.3(c), the General Partner shall, upon request, provide the Limited Partners with a copy of the GP Preferred Unit Designation relating to such class or series and shall supplement Exhibit B with any such GP Preferred Unit Designation.  The General Partner shall have the right, in lieu of contributing to the Partnership proceeds from the sale of Preferred Shares as GP Preferred Contributed Funds, to lend such proceeds to the Partnership.  Any such loan shall be on the same terms and conditions as the Related Issue except that dividends payable on the Related Issue shall be payable by the Partnership to the General Partner as interest, any mandatory redemptions shall take the form of principal payments and no GP Preferred Units shall be issued to the General Partner.  If any such loan is made, the Partnership shall promptly reimburse the General Partner for all expenses (including any applicable underwriter discounts) incurred by the General Partner in connection with raising the Required Funds.  Any such loan made by the General Partner to the Partnership may at any time be contributed to the Partnership as GP Preferred Contributed Funds in exchange for GP Preferred Units as above provided; and if the Related Issue is by its terms convertible into Shares, such loan shall be so contributed to the Partnership prior to the effectuation of such conversion.

4.4          Redemption; Change in Number of Shares Outstanding.

(a)           If the General Partner shall redeem any of its outstanding Shares, the Partnership shall concurrently therewith redeem an equal number of Units held by the General Partner for the same price (as determined in good faith by the Board of Directors of the General Partner) as paid by the General Partner for the redemption of such Shares.

(b)           In the event of any change in the outstanding number of Shares by reason of any share dividend, split, reverse split, recapitalization, merger, consolidation or combination, the number of Units held by each Partner (or assignee) shall be proportionately adjusted such that, to the extent possible, one Unit remains the equivalent of one Share without dilution.

4.5          Stock Option Plan; Dividend Reinvestment Plan; LTIP Units.

(a)           If at any time a stock option granted by the Partnership in connection with a stock option plan is exercised in accordance with its terms, and the Partnership chooses not to acquire any or all of the stock required to satisfy such option through open market purchases, the General Partner shall, as soon as practicable after such exercise, sell to the Partnership for use in satisfying such stock option, at a purchase price equal to the Current Per Share Market Price on the date such stock option is exercised, the number of newly issued Shares for which such option is exercised (or, if such stock option is to be satisfied in part through open market purchases, the remaining number of newly issued Shares) and the General Partner shall contribute to the capital of the Partnership, in exchange for additional Partnership Units, an amount equal to the price paid to the General Partner by the Partnership in connection with the Partnership’s purchase of newly issued Shares upon exercise of such stock option.  The number of Partnership Units to be so issued shall be determined by dividing the amount of such capital contribution by the Deemed Partnership Unit Value as of the date of such capital contribution.  The General Partner shall promptly give each Limited Partner written notice of the number of Partnership Units so issued.  The Partnership shall retain the exercise or purchase price paid by the holder of such option for the Shares such holder is entitled to receive upon such exercise.

(b)           All amounts received by the General Partner in respect of its dividend reinvestment plan, if any, either (a) shall be utilized by the General Partner to effect open market purchases of Shares, or (b) if the General Partner elects instead to issue new Shares with respect to such amounts, shall be contributed by the General Partner to the Partnership in exchange for additional Partnership Units.  The number of Partnership Units so issued shall be determined by dividing the amount of funds so contributed by the Deemed Partnership Unit Value, computed as of the date such funds are contributed.  The General Partner shall promptly give each Limited Partner written notice of the number of Partnership Units so issued.

(c)           Each Person who is issued an LTIP Unit pursuant to Section 9.3(a) shall make a capital contribution in an amount required by the General Partner.

4.6          No Third Party Beneficiary.  No creditor or other Third Party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns.  None of the rights or obligations of the Partners herein set forth to make Capital Contributions to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.

4.7          No Interest; No Return.  No Partner shall be entitled to interest on its Capital Contribution or on such Partner’s Capital Account.  Except as provided herein or by law, no Partner shall have any right to withdraw any part of its Capital Account or to demand or receive the return of its Capital Contribution from the Partnership.

4.8          Capital Accounts.

(a)           The Partnership shall establish and maintain a separate capital account (“Capital Account”) for each Partner, including a Partner who shall pursuant to the provisions hereof acquire a Partnership Interest, which Capital Account shall be:

(1)           credited with the amount of cash contributed by such Partner to the capital of the Partnership; the initial Gross Asset Value (net of liabilities secured by such contributed property that the Partnership assumes or takes subject to) of any other property contributed by such Partner to the capital of the Partnership; such Partner’s distributive share of Profits; and any other items in the nature of income or gain that are allocated to such Partner pursuant to Section 6.1 hereof, but excluding tax items described in Regulations Section 1.704-1(b)(4)(i); and

(2)           debited with the amount of cash distributed to such Partner pursuant to the provisions of this Agreement; the Gross Asset Value (net of liabilities secured by such distributed property that such Partner assumes or takes subject to) of any Partnership property distributed to such Partner pursuant to any provision of this Agreement; the amount of unsecured liabilities of such Partner assumed by the Partnership; such Partner’s distributive share of Losses; in the case of the General Partner, payments of REIT Expenses by the Partnership; and any other items in the nature of expenses or losses that are allocated to such Partner pursuant to Section 6.1 hereof, but excluding tax items described in Regulations Section 1.704-1(b)(4)(i).

In the event that any or all of a Partner’s Partnership Units or Preferred Units are transferred within the meaning of Regulations Section 1.704-l(b)(2)(iv)(l), the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the Partnership Units or Preferred Units so transferred.

In the event that the Gross Asset Values of Partnership assets are adjusted pursuant to Section 4.8(b)(ii) hereof, the Capital Accounts of the Partners shall be adjusted to reflect the aggregate net adjustments as if the Partnership sold all of its properties for their fair market values and recognized gain or loss for federal income tax purposes equal to the amount of such aggregate net adjustment.

A Limited Partner shall be liable unconditionally to the Partnership for all or a portion of any deficit in its Capital Account if it so elects to be liable for such deficit or portion thereof.  Such election may be for either a limited or unlimited amount and may be amended or withdrawn at any time.  The election, and any amendment thereof, shall be made by written notice to the General Partner (and the General Partner shall promptly upon receipt deliver copies thereof to the other Partners) stating that the Limited Partner elects to be liable, and specifying the limitations, if any, on the maximum amount or duration of such liability.  Said election, or amendment thereof, shall be effective only from the date 25 days after written notice thereof is received by the General Partner, and shall terminate upon the date, if any, specified therein as a termination date or upon delivery to the General Partner of a subsequent written notice terminating such election.  A termination of any such election, or an amendment reducing the Limited Partner’s maximum liability thereunder or the duration thereof, shall not be effective to avoid responsibility for any loss incurred prior to such termination or the effective date of such amendment.  Except as provided in this Section 4.8 or as required by law, no Limited Partner shall be liable for any deficit in its Capital Account or be obligated to return any distributions of any kind received from the Partnership.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b) of the Regulations, and shall be interpreted and applied as provided in the Regulations.

(b)           The term “Gross Asset Value” or “Gross Asset Values” means, with respect to any asset of the Partnership, such asset’s adjusted basis for federal income tax purposes, except as follows:

(i)            the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as reasonably determined by the General Partner;

(ii)           the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, immediately prior to the following events:

(A)          a Capital Contribution (other than a de minimis Capital Contribution, within the meaning of Section l.704-l(b)(2)(iv)(f)(5)(i) of the Regulations) to the Partnership by a new or existing Partner as consideration for Partnership Units;

(B)          the distribution by the Partnership to a Partner of more than a de minimis amount (within the meaning of Section 1.704-1(b)(2)(iv)(f)(5)(ii) of the Regulations) of Partnership property as consideration for the redemption of Partnership Units;

(C)          the liquidation of the Partnership within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations;

(D)          in the sole discretion of the General Partner, any transaction involving LP Preferred Units;

(E)           in the sole discretion of the General Partner, with respect to the issuance of LTIP Units; and

(F)           in the sole discretion of the General Partner, as otherwise authorized by the Regulations; and

(iii)          the Gross Asset Values of Partnership assets distributed to any Partner shall be the gross fair market values of such assets as reasonably determined by the General Partner as of the date of distribution.  At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership’s assets for purposes of computing Profits and Losses.  Any adjustment to the Gross Asset Values of Partnership property shall require an adjustment to the Partners’ Capital Accounts as described in Section 4.8(a) above.

ARTICLE V

Representations, Warranties and Acknowledgment

5.1          Representations and Warranties by the General Partner.  The General Partner represents and warrants to the Limited Partners and to the Partnership that (i) it is a corporation duly formed, validly existing and in good standing under the laws of its state of incorporation, with full right, corporate power and authority to fulfill all of its obligations hereunder or as contemplated herein; (ii) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action; (iii) this Agreement has been duly executed and delivered by and is the legal, valid and binding obligation of the General Partner and is enforceable against it in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other laws of general application affecting the rights and remedies of creditors and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); (iv) no authorization, approval, consent or order of any court or governmental authority or agency or any other Entity is required in connection with the execution and delivery of this Agreement by the General Partner, except as may have been received prior to the date of this Agreement; (v) the execution and delivery of this Agreement by the General Partner and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach or violation of, or a default under, any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which either the General Partner or the Partnership is a party; and (vi) the Partnership Units, upon payment of the consideration therefore pursuant to this Agreement, will be validly issued, fully paid and, except as otherwise provided in accordance with applicable law, non-assessable.

5.2          Representations and Warranties by the Limited Partners.  Each Limited Partner, for itself only, represents and warrants to the General Partner, the other Limited Partners and the Partnership that (i) all transactions contemplated by this Agreement to be performed by such Limited Partner have been duly authorized by all necessary action; and (ii) this Agreement is binding upon, and enforceable against, such Limited Partner in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other laws of general application affecting the rights and remedies of creditors and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.3          Acknowledgment by Each Partner.  Each Partner hereby acknowledges that no representations as to potential profit, cash flows or yield, if any, in respect of the Partnership or any one or more or all of the Projects owned, directly or indirectly, by the Partnership have been made to it by any other Partner or its Affiliates or any employee or representative of any other Partner or its Affiliates, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, which may have been in any manner submitted to such Partner shall not constitute a representation or warranty, express or implied.

ARTICLE VI

Allocations, Distributions and Other Tax and Accounting Matters

6.1          Allocations.

(a)           For the purpose of this Agreement, the terms “Profits” and “Losses” mean, respectively, for each Partnership Fiscal Year or other period, the Partnership’s taxable income or loss for such Partnership Fiscal Year or other period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(l) of the Code shall be included in taxable income or loss), adjusted as follows:

(1)           any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this Section 6.1(a) shall be added to such taxable income or loss;

(2)           in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Fiscal Year or other period;

(3)           any items that are specially allocated pursuant to Section 6.1(d) hereof shall not be taken into account in computing Profits or Losses; and

(4)           any expenditures of the Partnership described in Section 705(a)(2)(B) of the Code (or treated as such under Regulation Section 1.704-l(b)(2)(iv)(i)) and not otherwise taken into account in computing Profits or Losses pursuant to this Section 6.1(a) shall be deducted in calculating such taxable income or loss.

(b)           Except as otherwise provided in Section 6.1(d) hereof and this Section 6.1(b), the Profits and Losses of the Partnership (and each item thereof) for each Partnership Fiscal Year shall be allocated among the Partners in the following order of priority, unless otherwise specified in a Preferred Unit Designation:

(1)           First, Profits shall be allocated to the holders of Preferred Units so as to cause the Adjusted Capital Account Balance attributable to the Preferred Units to equal the amount that would be distributed with respect to the Preferred Units, determined without regard to any redemption premium to which such Preferred Units may be entitled assuming for this purpose that the Partnership was liquidated, as of the end of the period for which such allocation is being made.  For purposes of this Section, the term “Adjusted Capital Account Balance” means the Capital Account computed to reflect  adjustments made in accordance with Regulation Section 1.704-1(b)(2)(ii)(d) (including adjustments for Partnership Minimum Gain and Partner Minimum Gain).

(2)           Second, for any Partnership Fiscal Year ending on or after a date on which Preferred Units are redeemed, Profits (or Losses) shall be allocated to the holders of such Preferred Units in an amount equal to the excess (or deficit) of the sum of the applicable Preferred

Redemption Amounts for the Preferred Units that have been or are being redeemed during such Partnership Fiscal Year over the Preferred Unit Issue Price of such GP Preferred Units.  In addition, in the event that the Partnership is liquidated pursuant to Article VIII, the allocation described above shall be made to the holders of Preferred Units with respect to all GP Preferred Units then outstanding.

(3)           Third, except as otherwise required by the Regulations, any remaining Profits and Losses shall be allocated among the Partners in accordance with their proportionate ownership of Partnership Units, including LTIP Units to the extent provided in the applicable LTIP Unit Designation.

(4)           Notwithstanding subparagraphs (1), (2) and (3), Profits and Losses from a Liquidation Transaction shall be allocated as follows unless otherwise specified in a Preferred Unit Designation:

First, Profits (or Losses) shall be allocated to the holders of Preferred Units in an amount equal to the excess (or deficit) of the sum of the applicable Preferred Redemption Amounts of the Preferred Units which have been or will be redeemed with the proceeds of the Liquidation Transaction over the Preferred Unit Issue Price of such Preferred Units;

Second, Profits (or Losses) shall be allocated among the Partners so that the Capital Accounts of the Partners (excluding from the Capital Account of any Partner the amount attributable to its Preferred Units) are proportional to the number of Partnership Units held by each Partner; and

Third, any remaining Profits and Losses shall be allocated among the Partners in accordance with their proportionate ownership of Partnership Units.

(c)           For the purpose of Section 6.1(b) hereof, gain or loss resulting from any disposition of Partnership property shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property for federal income tax purposes differs from its Gross Asset Value.

(d)           Notwithstanding the foregoing provisions of this Section 6.1, the following provisions shall apply:

(1)           A Partner shall not receive an allocation of any Partnership deduction that would result in total loss allocations attributable to “Nonrecourse Liabilities” (as defined in Regulations Section 1.704-2(b)(3)) in excess of such Partner’s share of Minimum Gain (as determined under Regulations Section 1.704-2(g)).  The term “Minimum Gain” means an amount determined in accordance with Regulations Section 1.704-2(d) by computing, with respect to each Nonrecourse Liability of the Partnership, the amount of gain, if any, that the Partnership would realize if it disposed of the property subject to such liability for no consideration other than full satisfaction thereof, and by then aggregating the amounts so computed.  If the Partnership makes a distribution allocable to the proceeds of a Nonrecourse Liability, in accordance with Regulation Section 1.704-2(h), the distribution will be treated as allocable to an increase in Partnership

Minimum Gain to the extent the increase results from encumbering Partnership property with aggregate Nonrecourse Liabilities that exceeds the property’s adjusted tax basis.  If there is a net decrease in Partnership Minimum Gain for a Partnership Fiscal Year, in accordance with Regulations Section 1 .704-2(f) and the exceptions contained therein, the Partners shall be allocated items of Partnership income and gain for such Partnership Fiscal Year (and, if necessary, for subsequent Partnership Fiscal Years) equal to the Partners’ respective shares of the net decrease in Minimum Gain within the meaning of Regulations Section l.704-2(g)(2) (the “Minimum Gain Chargeback”). The items to be allocated pursuant to this Section 6.1(d)(1) shall be determined in accordance with Regulations Section 1.704-2(f) and (j).

(2)           Any item of “Partner Nonrecourse Deduction” (as defined in Regulations Section 1.704-2(i)) with respect to a “Partner Nonrecourse Debt” (as defined in Regulations Section l.704-2(b)(4)) shall be allocated to the Partner or Partners who bear the economic risk of loss for such Partner Nonrecourse Debt in accordance with Regulations Section l.704-2(i)(l). If the Partnership makes a distribution allocable to the proceeds of a Partner Nonrecourse Debt, in accordance with Regulation Section l.704-2(i)(6) the distribution will be treated as allocable to an increase in Partner Minimum Gain to the extent the increase results from encumbering Partnership property with aggregate Partner Nonrecourse Debt that exceeds the property’s adjusted tax basis.  Subject to Section 6.1(d)(1) hereof, but notwithstanding any other provision of this Agreement, in the event that there is a net decrease in Minimum Gain attributable to a Partner Nonrecourse Debt (such Minimum Gain being hereinafter referred to as “Partner Nonrecourse Debt Minimum Gain”) for a Partnership Fiscal Year, then after taking into account allocations pursuant to Section 6.1(d)(1) hereof, but before any other allocations are made for such taxable year, and subject to the exceptions set forth in Regulations Section 1.704-2(i)(4), each Partner with a share of Partner Non-recourse Debt Minimum Gain at the beginning of such Partnership Fiscal Year shall be allocated items of income and gain for such Partnership Fiscal Year (and, if necessary, for subsequent Partnership Fiscal Years) equal to such Partner’s share of the net decrease in Partner Nonrecourse Debt Minimum Gain as determined in a manner consistent with the provisions of Regulations Section l.704-2(g)(2). The items to be allocated pursuant to this Section 6.1(d)(2) shall be determined in accordance with Regulations Section 1.704-2(i)(4) and (j).

(3)           Pursuant to Regulations Section 1.752-3(a)(3), for the purpose of determining each Partner’s share of excess nonrecourse liabilities of the Partnership, and solely for such purpose, each Partner’s interest in Partnership profits shall be determined by any reasonable method chosen by the General Partner including, without limitation, the principles set forth in Rev. Rul. 95-41, 1995-1 C.B. 132.

(4)           No Limited Partner shall be allocated any item of deduction or loss of the Partnership if such allocation would cause such Limited Partner’s Capital Account to become negative by more than the sum of (i) any amount such Limited Partner is obligated to restore upon liquidation of the Partnership, plus (ii) such Limited Partner’s share of the Partnership’s Minimum Gain and Partner Nonrecourse Debt Minimum Gain. An item of deduction or loss that cannot be allocated to a Limited Partner pursuant to this Section 6.1(d)(4) shall be allocated to the General Partner.  For this purpose, in determining the Capital Account balance of such Limited Partner, the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5)  and (6) shall be taken into account.  In the event that (A) any Limited Partner unexpectedly receives any adjustment, allocation, or distribution described in Regulations Sections 1.704-l(b)(2)(ii)(d)(4), (5), or (6), and (B) such adjustment, allocation, or distribution causes or increases a deficit balance (net of amounts which such Limited Partner is obligated to restore or deemed obligated to restore under Regulations Section 1.704-2(g)(l) and l.704-2(i)(5) and determined after taking into account any adjustments, allocations, or distributions described in Regulations Sections 1.704-l(b)(2)(ii)(d)(4), (5), or (6) that, as of the end of the Partnership Fiscal Year, reasonably are expected to be made to such Limited Partner) in such Limited Partner’s Capital Account as of the end of the Partnership Fiscal Year to which such adjustment, allocation, or distribution relates, then items of Gross Income (consisting of a pro rata portion of each item of Gross Income) for such Partnership Fiscal Year and each subsequent Partnership Fiscal Year shall be allocated to such Limited Partner until such deficit balance or increase in such deficit balance, as the case may be, has been eliminated.  In the event that this Section 6.1(d)(4) and Section 6.1(d)(1) and/or (2) hereof apply, Section 6.1(d)(1) and/or (2) hereof shall be applied prior to this Section 6.l(d)(4).

(5)           The Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss, and deduction among the Partners so that, to the extent possible, the cumulative net amount of allocations of Partnership items under this Section 6.1 shall be equal to the net amount that would have been allocated to each Partner if the Regulatory Allocations had not been made.  This Section 6.1(d)(5) is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith. For purposes hereof, “Regulatory Allocations” shall mean the allocations provided under this Section 6.1(d) (other than this Section 6.l(d)(5)).

(e)           In accordance with Sections 704(b) and 704(c) of the Code and the Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Partnership shall, solely for federal income tax purposes, be allocated among the Partners on a property by property basis so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and the initial Gross Asset Value of such property.  If the Gross Asset Value of any Partnership property is adjusted as described in the definition of Gross Asset Value, subsequent allocations of income, gains or losses from taxable sales or other dispositions and deductions with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and the Gross Asset Value of such asset in the manner prescribed under Sections 704(b) and 704(c) of the Code and the Regulations thereunder.  In furtherance of the foregoing, the Partnership shall employ the method prescribed in Regulations Section 1.704-3(b) (the “traditional method”) or the equivalent successor provision(s) of proposed, temporary or final Regulations.  The Partnership shall allocate items of income, gain, loss and deduction allocated to it by a Subsidiary Entity to the Partner or Partners contributing the interest or interests in such subsidiary Entity, so that, to the greatest extent possible and consistent with the foregoing, such contributing Partner or Partners are allocated the same amount and character of items of income, gain, loss and deduction with respect to such Subsidiary Entity that they would have been allocated had they contributed undivided interests in the assets owned by such Subsidiary Entity to the Partnership in lieu of contributing the interest or interests in the Subsidiary Entity to the Partnership.

(f)            Notwithstanding anything to the contrary contained in this Section 6.1, the allocation of Profits and Losses for any Partnership Fiscal Year during which a Person acquires a Partnership Interest (other than upon formation of the Partnership) pursuant to Section 4.3(b) or otherwise, shall take into account the Partners’ varying interests for such Partnership Fiscal Year pursuant to any method permissible under Section 706 of the Code that is selected by the General Partner (notwithstanding any agreement between the assignor and assignee of such Partnership Interest although the General Partner may recognize any such agreement), which method may take into account the date on which the Transfer or an agreement to Transfer becomes irrevocable pursuant to its terms, as determined by the General Partner; provided, that the allocation of Profits and Losses with respect to a Partnership Unit acquired during a fiscal quarter of the Partnership shall be appropriately adjusted in accordance with Section
6.2(c)(ii) below.

(g)           If any portion of gain from the sale of property is treated as gain which is ordinary income by virtue of the application of Code Sections 1245 or 1250 (“Affected Gain”), then (A) such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated and (B) other tax items of gain of the same character that would have been recognized, but for the application of Code Sections 1245 and/or 1250, shall be allocated away from those Partners who are allocated Affected Gain pursuant to clause (A) so that, to the extent possible, the other Partners are allocated the same amount, and type, of capital gain that would have been allocated to them had Code Sections 1245 and/or 1250 not applied.  For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each Fiscal Year or other applicable period, such deductions shall be deemed allocated on the same basis as Profits or Losses for such respective period.

(h)           The Profits, Losses, gains, deductions and credits of the Partnership (and all items thereof) for each Partnership Fiscal Year shall be determined in accordance with the accounting method followed by the Partnership for federal income tax purposes.

(i)            Except as provided in Sections 6.1(e) and 6.1(g) hereof, for federal income tax purposes, each item of income, gain, loss, or deduction shall be allocated among the Partners in the same manner as its correlative item of “book” income, gain, loss or deduction has been allocated pursuant to this Section 6.1.

(j)            To the extent permitted by Regulations Sections 1.704-2(h)(3) and 1.704-2(i)(6), the General Partner shall endeavor to treat distributions as having been made from the proceeds of Nonrecourse Liabilities or Partner Nonrecourse Debt only to the extent that such distributions would cause or increase a deficit balance in any Partner’s Capital Account that exceeds the amount such Partner is otherwise obligated to restore (within the meaning of Regulations Section 1.704-l(b)(2)(ii)(c)) as of the end of the Partnership’s taxable year in which the distribution occurs.

(k)           If any Partner sells or otherwise disposes of any property, directly or indirectly, to the Partnership, and as a result thereof, gain on a subsequent disposition of such property by the Partnership is reduced pursuant to Section 267(d) of the Code, then, to the extent permitted by applicable law, gain for federal income tax purposes attributable to such subsequent disposition shall first be allocated among the Partners other than the selling Partner in an amount equal to such Partners’ allocations of “book” gain on the property pursuant to this Section 6.1, and any remaining gain for federal income tax purposes shall be allocated to the selling Partner.

6.2           Distributions.

(a)           Except with respect to the liquidation of the Partnership and subject to the priority set forth in Sections 6.2(b) and (c) and in any Preferred Unit Designation, the General Partner shall cause the Partnership to distribute all or a portion of Net Operating Cash Flow to the Partners who are such on the relevant Partnership Record Date from time to time as determined by the General Partner, but in any event not less frequently than quarterly, in such amounts as the General Partner shall determine in its sole discretion; provided, however, that, except as provided in Sections 6.2(b) and (c)  all such distributions shall be made pro rata in accordance with the outstanding Partnership Units on the relevant Partnership Record Date.  In no event may a Limited Partner receive a distribution of Net Operating Cash Flow with respect to a Partnership Unit that such Partner has exchanged on or prior to the relevant Partnership Record Date for a Share, pursuant to the Rights granted under Section 11.1 (a “Post-Exchange Distribution”); rather, all such Post-Exchange Distributions shall be distributed to the General Partner.

(b)           Except to the extent Net Operating Cash Flow is distributed pursuant to Section 6.2(c), and except with respect to the liquidation of the Partnership, distributions of Net Operating Cash Flow shall be made in the following order of priority unless otherwise specified in the Preferred Unit Designations, in which case the provisions of the Preferred Unit Designations shall control;

(i)            First, to the extent that the amount of Net Operating Cash Flow distributed to the holders of any class or series of Preferred Units for any prior quarter was less than the Preferred Distribution Requirement for such class or series for such quarter, and has not been subsequently distributed pursuant to this Section 6.2(b)(i) or otherwise in accordance with the related Preferred Unit Designation (a “Preferred Distribution Shortfall”), Net Operating Cash Flow shall be distributed to the holders of Preferred Units (in accordance with their respective priority as set forth in the Preferred Unit Designations) in an amount necessary to satisfy such Preferred Distribution Shortfall for each such class or series for the current and all prior Partnership Fiscal Years.  In the event that the Net Operating Cash Flow distributed for a particular quarter is less than the Preferred Distribution Shortfall for all classes or series of Preferred Units, then all Net Operating Cash Flow for the current quarter shall be distributed to the holders of Preferred Units in accordance with their respective priority as set forth in the Preferred Unit Designations.

(ii)           Second, Net Operating Cash Flow shall be distributed to the holders of Preferred Units in an amount equal to the Preferred Distribution Requirement for the then current quarter for each outstanding Preferred Unit.  In the event that the amount of Net Operating Cash Flow distributed for a particular quarter pursuant to this subparagraph (b)(ii) is less than the Preferred Distribution Requirement for such quarter, then all such Net Operating Cash Flow for such quarter shall be distributed to the holders of Preferred Units in accordance with their respective priority as set forth in the Preferred Unit Designations.

(iii)          Unless otherwise specified in any LTIP Unit Designation, the balance of the Net Operating Cash Flow to be distributed, if any, shall be distributed to holders of Partnership Units.

(c)           (i)            If in any quarter the Partnership redeems any outstanding GP Preferred Units, unless and except to the extent that such redemption is effected out of borrowed funds, Capital Contributions or other sources, Net Operating Cash Flow shall be distributed to the General Partner in an amount equal to the applicable GP Preferred Redemption Amount for the GP Preferred Units being redeemed before being distributed pursuant to Section 6.2(b).

(ii)           Notwithstanding anything to the contrary contained in this Section 6.2, unless expressly waived in writing by the General Partner, the distribution of Net Operating Cash Flow with respect to a Partnership Unit acquired during a fiscal quarter of the Partnership shall be an amount equal to the product of (i) the amount of Net Operating Cash Flow otherwise distributable to a Partnership Unit held during such fiscal quarter and (ii) (a) the number of days remaining in such fiscal quarter, determined as of the date such Partnership Unit was acquired, divided by (b) the total number of days in such fiscal quarter.

(d)           Notwithstanding the provision of the first sentence of Section  6.2(a), the General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts, in accordance with Section 6.2(a) above, to enable the General Partner to pay stockholder dividends that will (i) satisfy the REIT Requirements, and (ii) avoid any federal income or excise tax liability of the General Partner.

6.3           Books of Account; Segregation of Funds.

(a)           At all times during the continuance of the Partnership, the General Partner shall maintain or cause to be maintained full, true, complete and correct books of account in accordance with GAAP wherein shall be entered particulars of all monies, goods or effects belonging to or owing to or by the Partnership, or paid, received, sold or purchased in the course of the Partnership’s business, and all of such other transactions, matters and things relating to the business of the Partnership as are usually entered in books of account kept by Persons engaged in a business of a like kind and character.  In addition, the Partnership shall keep all records as required to be kept pursuant to the Act.  The books and records of account shall be kept at the principal office of the Partnership, and each Partner and its representatives shall at all reasonable times have access to such books and records and the right to inspect and copy the same.

(b)           The Partnership shall not commingle its funds with those of any other Person or Entity; funds and other assets of the Partnership shall be separately identified and segregated; all of the Partnership’s assets shall at all times be held by or on behalf of the Partnership and, if held on behalf of the Partnership by another Entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by the Partnership; and the Partnership shall maintain its own separate bank accounts, payroll and books of account.  The foregoing provisions of this Section 6.3(b) shall not apply with respect to funds or assets of any Subsidiary Entities of the Partnership.

6.4           Reports.  Within ninety (90) days after the end of each Partnership Fiscal Year, the Partnership shall cause to be prepared and transmitted to each Partner an annual report of the Partnership relating to the previous Partnership Fiscal Year containing a balance sheet as of the year then ended, a statement of financial condition as of the year then ended, and statements of operations, cash flow and Partnership equity for the year then ended, which annual statements shall be prepared in accordance with GAAP and shall be audited by the Accountants.  The Partnership shall also cause to be prepared and transmitted to each Partner within forty-five (45) days after the end of each of the first three (3) quarters of each Partnership Fiscal Year a quarterly unaudited report containing a balance sheet, a statement of the Partnership’s financial condition and statements of operations, cash flow and Partnership equity, in each case relating to the fiscal quarter then just ended, and prepared in accordance with GAAP.  The Partnership shall further cause to be prepared and transmitted to the General Partner (i) such reports and/or information as are necessary for it to fulfill its obligations under the Securities Act, the Securities Exchange Act of 1934 and the applicable stock exchange rules, and under any other regulations to which such Partner or the Partnership may be subject, and (ii) such other reports and/or information as are necessary for the General Partner to determine and maintain its qualification as a REIT under the REIT Requirements, its earnings and profits derived from the Partnership, its liability for a tax as a consequence of its Partnership Interest and distributive share of taxable income or loss and items thereof, in each case in a manner that will permit the General Partner to comply with its respective obligations to file federal, state and local tax returns and information returns and to provide its stockholders with tax information.  The General Partner shall provide to each Partner copies of all reports it provides to its stockholders at the same time such reports are distributed to such stockholders. The General Partner shall also promptly notify the Partners of all actions taken by the General Partner for which it has obtained the Consent of the Limited Partners.

6.5           Audits.  Not less frequently than annually, the books and records of the Partnership shall be audited by the Accountants.

6.6           Tax Returns.

(a)           Consistent with all other provisions of this Agreement, the General Partner shall determine the methods to be used in the preparation of federal, state, and local income and other tax returns for the Partnership in connection with all items of income and expense, including, but not limited to, valuation of assets, the methods of Depreciation and cost recovery, credits and tax accounting methods and procedures, and all tax elections.

(b)           The General Partner shall, at least 30 days prior to the due dates (as extended) for such returns, but in no event later than July 5 of each year, cause the Accountants to prepare and submit to the DeBartolo Designee, the Simon Designee and the JCP Limited Partner for their review, drafts of all federal and state income tax returns of the Partnership for the preceding year, and the General Partner shall consult in good faith with the DeBartolo Designee, the Simon Designee and the JCP Limited Partner regarding any proposed modifications to such tax returns of the Partnership.

(c)           The Partnership shall timely cause to be prepared and transmitted to the Partners, federal and appropriate state and local Partnership Income Tax Schedules “K-l” or any substitute therefor, with respect to each Partnership Fiscal Year on appropriate forms prescribed. The

Partnership shall make reasonable efforts to prepare and submit such forms before the due date for filing federal income tax returns for the fiscal year in question (determined without extensions), and shall in any event prepare and submit such forms on or before July 15 of the year following the fiscal year in question.

6.7           Tax Matters Partner.  The General Partner is hereby designated as the Tax Matters Partner within the meaning of Section 6231(a)(7) of the Code for the Partnership; provided, however, that (i) in exercising its authority as Tax Matters Partner it shall be limited by the provisions of this Agreement affecting tax aspects of the Partnership; (ii) the General Partner shall give prompt notice to the Partners of the receipt of any written notice that the Internal Revenue Service or any state or local taxing authority intends to examine Partnership income tax returns for any year, receipt of written notice of the beginning of an administrative proceeding at the Partnership level relating to the Partnership under Section 6223 of the Code, receipt of written notice of the final Partnership administrative adjustment relating to the Partnership pursuant to Section 6223 of the Code, and receipt of any request from the Internal Revenue Service for waiver of any applicable statute of limitations with respect to the filing of any tax return by the Partnership; (iii) the General Partner shall promptly notify the Partners if it does not intend to file for judicial review with respect to the Partnership; and (iv) as Tax Matters Partner, the General Partner shall not be entitled to bind a Partner by any settlement agreement (within the meaning of Section 6224 of the Code) unless such Partner consents thereto in writing and shall notify the Partners in a manner and at such time as is sufficient to allow the Partners to exercise their rights pursuant to Section 224(c)(3) of the Code; (v) the General Partner shall consult in good faith with the Simon Designee, the DeBartolo Designee and the JCP Limited Partner regarding the filing of a Code Section 6227(b) administrative adjustment request with respect to the Partnership or a Property before filing such request, it being understood, however, that the provisions hereof shall not be construed to limit the ability of any Partner, including the General Partner, to file an administrative adjustment request on its own behalf pursuant to Section 6227(a) of the Code; and (vi) the General Partner shall consult in good faith with the Simon Designee, the DeBartolo Designee and the JCP Limited Partner regarding the filing of a petition for judicial review of an administrative adjustment request under Section 6228 of the Code, or a petition for judicial review of a final partnership administrative judgment under Section 6226 of the Code relating to the Partnership before filing such petition.

6.8           Withholding.  Each Partner hereby authorizes the Partnership to withhold or pay on behalf of or with respect to such Partner any amount of federal, state, local or foreign taxes that the General Partner determines the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code Sections 1441, 1442, 1445, or 1446. Any amount paid on behalf of or with respect to a Partner shall constitute a loan by the Partnership to such Partner, which loan shall be due within fifteen (15) days after repayment is demanded of the Partner in question, and shall be repaid through withholding of subsequent distributions to such Partner.  Nothing in this Section 6.8 shall create any obligation on the General Partner to advance funds to the Partnership or to borrow funds from Third Parties in order to make payments on account of any liability of the Partnership under a withholding tax act. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full.  To the extent the payment or accrual of withholding tax results in a federal, state or local tax credit to the Partnership, such credit shall be allocated to the Partner to whose distribution the tax is attributable.

ARTICLE VII

Rights, Duties and Restrictions of the General Partner

7.1           Expenditures by Partnership.  The General Partner is hereby authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership.  All of the aforesaid expenditures shall be made on behalf of the Partnership and the General Partner shall be entitled to reimbursement by the Partnership for any expenditures incurred by it on behalf of the Partnership which shall have been made other than out of the funds of the Partnership.  The Partnership shall also assume, and pay when due, the Administrative Expenses and such portion of the General Partner’s and its respective subsidiaries’ REIT Expenses as shall be appropriately allocated to the Partnership by the General Partner in the exercise of its reasonable business judgment.

7.2           Powers and Duties of the General Partner.  The General Partner shall be responsible for the management of the Partnership’s business and affairs.  Except as otherwise herein expressly provided, and subject to the limitations contained in Section 7.3 hereof with respect to Major Decisions, the General Partner shall have, and is hereby granted, full and complete power, authority and discretion to take such action for and on behalf of the Partnership and in its name as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the purposes for which the Partnership was organized.  Any action by the General Partner relating to any transactions involving the Partnership or a Subsidiary Entity in which the Simons, the DeBartolos or any Affiliate of the Simons or the DeBartolos has an interest (other than a non-controlling minority equity interest, which has no management or veto powers, in a Person, other than the Partnership or a Subsidiary Entity, which is engaged in such transaction) other than through ownership of Partnership Units, shall require the prior approval of a majority of the Independent Directors.  Except as otherwise expressly provided herein and subject to Section 7.3 hereof, the General Partner shall have, for and on behalf of the Partnership, the right, power and authority:

(a)           To manage, control, hold, invest, lend, reinvest, acquire by purchase, lease, sell, contract to purchase or sell, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, transfer, convey, deliver, endorse, exchange, pledge, mortgage or otherwise encumber, abandon, improve, repair, construct, maintain, operate, insure, lease for any term and otherwise deal with any and all property of whatsoever kind and nature, and wheresoever situated, in furtherance of the purposes of the Partnership, and in addition, without limiting the foregoing, upon the affirmative vote of no fewer than three (3) of the Independent Directors of the General Partner who are not Affiliates of the DeBartolos, the General Partner shall authorize and require the sale of any property owned by the Partnership or a Subsidiary Entity.

(b)           To acquire, directly or indirectly, interests in real or personal property (collectively, “property”) of any kind and of any type, and any and all kinds of interests therein, and to determine the manner in which title thereto is to be held; to manage, insure against loss, protect and subdivide any property, interests therein or parts thereof; to improve, develop or redevelop any property; to participate in the ownership and development of any property; to dedicate for public use, to vacate any subdivisions or parts thereof, to resubdivide, to contract to sell, to grant options to purchase or lease and to sell on any terms; to convey, to mortgage, pledge or otherwise encumber any property, or any part thereof; to lease any property or any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange any property, or any part thereof, for other property; to grant easements or charges of any kind; to release, convey or assign any right, title or interest in or about or easement appurtenant to any property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on any property; to insure any Person having an interest in or responsibility for the care, management or repair of any property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey any property held in such land trust or to execute and deliver deeds, mortgages, notes and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; and to execute assignments of all or any part of the beneficial interest in such land trust;

(c)           To employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business, including but not limited to, employees, contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers and others;

(d)           To enter into contracts on behalf of the Partnership;

(e)           To borrow or lend money, procure loans and advances from any Person for Partnership purposes, and to apply for and secure from any Person credit or accommodations; to contract liabilities and obligations, direct or contingent and of every kind and nature with or without security; and to repay, discharge, settle, adjust, compromise or liquidate any such loan, advance, credit, obligation or liability (including by deeding property to a lender in lieu of foreclosure);

(f)            To pledge, hypothecate, mortgage, assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security or for sale or other disposition any and all Partnership property, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which any attorney for the Partnership may deem necessary, proper or advisable;

(g)           To acquire and enter into any contract of insurance which the General Partner deems necessary or appropriate for the protection of the Partnership or any Affiliate thereof, for the conservation of the Partnership’s assets (or the assets of any Affiliate thereof) or for any purpose convenient or beneficial to the Partnership or any Affiliate thereof;

(h)           To conduct any and all banking transactions on behalf of the Partnership; to adjust and settle checking, savings and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into or from any account in the Partnership’s name; to execute, procure, consent to and authorize extensions and renewals of the same; to make deposits and withdraw the same and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts;

(i)            To demand, sue for, receive, and otherwise take steps to collect or recover all debts, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property to which the Partnership may be entitled or which are or may become due the Partnership from any Person; to commence, prosecute or enforce, or to defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

(j)            To make arrangements for financing, including the taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed;

(k)           To take all reasonable measures necessary to insure compliance by the Partnership with contractual obligations and other arrangements entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to lenders and using all due diligence to insure that the Partnership is in compliance with its contractual obligations;

(l)            To maintain the Partnership’s books and records;

(m)          To create or maintain Affiliates engaged in activities that the Partnership could itself undertake; and

(n)           To prepare and deliver, or cause to be prepared and delivered by the Accountants, all financial and other reports with respect to the operations of the Partnership, and preparation and filing of all federal, state and local tax returns and reports.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to Third Parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to Third Parties or to undertake any individual liability or obligation on behalf of the Partnership.

Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect or further the ability of the General Partner and its respective Subsidiary Entities, as applicable, to continue to qualify as REITs or (ii) to avoid the General Partner’s incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.  Nothing, however, in this Agreement shall be deemed to give rise to any liability on the part of a Limited Partner for the General Partner’s or any of its applicable Subsidiary Entity’s failure to qualify or continue to qualify as a REIT or a failure to avoid incurring any taxes under the foregoing sections of the Code, unless such failure or failures result from an act of the Limited Partner which constitutes a breach of this Agreement (including, without limitation, Section 10.4(b)).

7.3           Major Decisions.

(a)           The General Partner shall not, without the Consent of the Limited Partners, (y) on behalf of the Partnership, amend, modify or terminate this Agreement other than to reflect (A) the admission of Additional Limited Partners pursuant to Section 9.3, (B) the making of additional Capital Contributions and the issuance of additional Partnership Units by reason thereof, all in accordance with the terms of this Agreement, (C) the issuance of LTIP Units pursuant to Section 9.3(a), (D) the withdrawal or assignment of the interest of any Partner in accordance with the terms of this Agreement, or (E) any changes necessary to satisfy the REIT Requirements, or (z) permit the Partnership, on behalf of any Subsidiary Partnership, to amend, modify or terminate the organizing agreement pursuant to which such Subsidiary Partnership operates other than to reflect (A) the admission of additional limited partners therein pursuant to the terms thereof, (B) the making of additional capital contributions thereto pursuant to the terms thereof, (C) the withdrawal or assignment of the interest of any partner thereof pursuant to the terms thereof, (D) any changes necessary to satisfy the REIT Requirements, or (E) any amendment, modification or termination which the General Partner reasonably determines will not adversely affect any Partner.  Notwithstanding the foregoing, this Agreement shall not be modified or amended without the prior written consent of each Partner adversely affected if such modification or acquisition would (i) convert a Limited Partner’s interest in the Partnership to a general partnership interest, (ii) modify the limited liability of a Limited Partner, (iii) reduce the interest of any Partner in the Partnership, (iv) reduce any Partner’s share of distributions made by the Partnership, (v) amend this Section 7.3 or Section 7.5 or (vi) create any obligations for any Limited Partner or deprive any Limited Partner of (or otherwise impair) any other rights it may have under this Agreement (including in respect of tax allocations, rights to indemnification under Section 7.8, rights of the Limited Partner or a Secured Creditor of a Limited Partner under Section 9.2 (which rights are subject to the restrictions set forth in Section 9.4), rights of a Limited Partner under Section 9.5 or Article XI, or the rights of a Limited Partner under Section 10.4(a) or 10.5); provided, however, that an amendment that reduces the percentage ownership interest of any Partner in the Partnership or reduces any Partner’s share of distributions made by the Partnership shall not require the consent of any Partner if such change is made on a uniform or pro-rata basis with respect to all Partners.

(b)           For all periods during which the Simons hold at least ten percent of the Partnership Units then outstanding, the General Partner shall not, without the prior Consent of the Simons, and for all periods during which the DeBartolos hold at least ten percent of the Partnership Units then outstanding, the General Partner shall not, without the prior Consent of the DeBartolos, on behalf of the Partnership, undertake any of the following actions (together with any act described in paragraph (a) hereof, the “Major Decisions”):

(i)            Make a general assignment for the benefit of creditors (or cause or permit (if permission of the Partnership or any Subsidiary Partnership is required) such an assignment to be made on behalf of a Subsidiary Partnership) or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Partnership (or any Subsidiary Partnership);

(ii)           take title to any personal or real property, other than in the name of the Partnership or a Subsidiary Entity or pursuant to Section 7.7 hereof;

(iii)          institute any proceeding for Bankruptcy on behalf of the Partnership, or cause or permit (if permission of the Partnership or any Subsidiary Partnership is required) the institution of any such proceeding on behalf of any Subsidiary Partnership;

(iv)          act or cause the taking or refraining of any action with respect to the dissolution and winding up of the Partnership (or any Subsidiary Partnership) or an election to continue the Partnership (or any Subsidiary Partnership) or to continue the business of the Partnership (or any Subsidiary Partnership); or

(v)           sell, exchange, Transfer or otherwise dispose of all or substantially all of the Partnership’s assets.

(c)           The General Partner shall not, without the prior Consent of the Limited Partners,

(i)            amend the Charter of the General Partner to increase or decrease the Ownership Limit or alter any other provision of said Charter or of any of the definitions of defined terms contained in such Charter which would have the effect of changing the Ownership Limit in any way;

(ii)           except in connection with the dissolution and winding-up of the Partnership by the Liquidation Agent, agree to or consummate the merger or consolidation of the Partnership or the voluntary sale or other Transfer of all or substantially all of the Partnership’s assets in a single transaction or related series of transactions (without limiting the transactions which will not be deemed to be a voluntary sale or Transfer, the foreclosure of a mortgage lien on any Property or the grant by the Partnership of a deed in lieu of foreclosure for such Property shall not be deemed to be such a voluntary sale or other Transfer ); or

(iii)          dissolve the Partnership.

Without the consent of all the Limited Partners, the General Partner shall have no power to do any act in contravention of this Agreement or applicable law.

7.4           General Partner Participation.  The General Partner agrees that (a) substantially all activities and business operations of the General Partner, including but not limited to, activities pertaining to the acquisition, development, redevelopment and ownership of properties, shall be conducted directly or indirectly through the Partnership or any Subsidiary Partnership or Subsidiary Entity, (b) except for a property acquisition authorized by the General Partner with the Consent of the Limited Partners, all property acquisitions shall henceforth be made through the Partnership or any Subsidiary Partnership or Subsidiary Entity, and (c) except as provided below any funds raised by the General Partner whether by issuance of stock, borrowing or otherwise, will be made available to the Partnership whether as capital contributions, loans or otherwise, as appropriate.  Notwithstanding the provisions of the preceding sentence, the General Partner shall have the right to form Qualified REIT Subsidiaries to act as general partners of Subsidiary Partnerships of the Partnership.  The General Partner agrees to conduct its affairs, to the extent it is so able to do, in a manner which will preserve the equivalence in value between a Share and a Partnership Unit.

7.5           Proscriptions.  The General Partner shall not have the authority to:

(a)           Do any act in contravention of this Agreement;

(b)           Possess any Partnership property or assign rights in specific Partnership property for other than Partnership purposes; or

(c)           Do any act in contravention of applicable law.

Nothing herein contained shall impose any obligation on any Person doing business with the Partnership to inquire as to whether or not the General Partner has properly exercised its authority in executing any contract, lease, mortgage, deed or any other instrument or document on behalf of the Partnership, and any such Person shall be fully protected in relying upon such authority.

7.6           Additional Partners.  Additional Partners may be admitted to the Partnership only as provided in Section 9.3 hereof.

7.7           Title Holder.  To the extent allowable under applicable law, title to all or any part of the Properties of the Partnership may be held in the name of the Partnership or any other individual, corporation, partnership, limited liability company, trust or otherwise, the beneficial interest in which shall at all times be vested in the Partnership.  Any such title holder shall perform any and all of its respective functions to the extent and upon such terms and conditions as may be determined from time to time by the General Partner.

7.8                                 Waiver and Indemnification.  Neither the General Partner,  nor any of its Affiliates, directors, trust managers, officers, stockholders, nor any Person acting on their behalf pursuant hereto, shall be liable, responsible or accountable in damages or otherwise to the Partnership or to any Partner for any acts or omissions performed or omitted to be performed by them within the scope of the authority conferred upon the General Partner by this Agreement and the Act, provided that the General Partner’s, or such other Person’s conduct or omission to act was taken in good faith and in the belief that such conduct or omission was in the best interests of the Partnership and, provided further, that the General Partner or such other Person shall not be guilty of fraud, willful misconduct or gross negligence.  The General Partner acknowledges that it owes fiduciary duties both to its stockholders and to the Limited Partners and it shall use its reasonable efforts to discharge such duties to each; provided, however, that in the event of a conflict between the interests of the stockholders of the General Partner and the interests of the Limited Partners, the Limited Partners agree that the General Partner shall discharge its fiduciary duties to the Limited Partners by acting in the best interests of the General Partner’s stockholders.  Nothing contained in the preceding sentence shall be construed as entitling the General Partner to realize any profit or gain from any transaction between the General Partner and the Partnership (except as may be required by law upon a distribution to the General Partner ), including from the lending of money by the General Partner to the Partnership or the contribution of property by the General Partner to the Partnership, it being understood that in any such transaction the General Partner shall be entitled to cost recovery only.  The Partnership shall, and hereby does, indemnify and hold harmless each of the General Partner and its Affiliates, their respective directors, officers, stockholders and any other individual acting on its or their behalf to the extent such Persons would be indemnified by the General Partner pursuant to the Charter of the General Partner if such Persons were directors, officers, agents or employees of the General Partner; provided, however, that no Partner shall have any personal liability with respect to the foregoing indemnification, any such indemnification to be satisfied solely out of the assets of the Partnership.  The Partnership shall, and hereby does, indemnify each Limited Partner and its Affiliates, their respective directors, officers, stockholders and any other individual acting on its or their behalf, from and against any costs (including costs of defense) incurred by it as a result of any litigation or other proceeding in which any Limited Partner is named as a defendant or any claim threatened or asserted against any Limited Partner, in either case which relates to the operations of the Partnership or any obligation assumed by the Partnership, unless such costs are the result of misconduct on the part of, or a breach of this Agreement by, such Limited Partner; provided, however, no Partner shall have any personal liability with respect to the foregoing indemnification, any such indemnification to be satisfied solely out of the assets of the Partnership.

7.9                                 Limitation of Liability of Directors Stockholders and Officers of the General Partner.  Any obligation or liability whatsoever of the General Partner which may arise at any time under this Agreement or any other instrument, transaction, or undertaking contemplated hereby shall be satisfied, if at all, out of the assets of the General Partner or the Partnership only.  No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, any of the General Partner’s directors, stockholders, officers, employees, or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

ARTICLE VIII

Dissolution, Liquidation and Winding-Up

8.1                                 Accounting.  In the event of the dissolution, liquidation and winding-up of the Partnership, a proper accounting (which shall be certified by the Accountants) shall be made of the Capital Account of each Partner and of the Profits or Losses of the Partnership from the date of the last previous accounting to the date of dissolution. Financial statements presenting such accounting shall include a report of the Accountants.

8.2                                 Distribution on Dissolution.  In the event of the dissolution and liquidation of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution in the following rank and order:

(a)                                  Payment of creditors of the Partnership (other than Partners) in the order of priority as provided by law;

(b)                                 Establishment of reserves as determined by the General Partner to provide for contingent liabilities, if any;

(c)                                  Payment of debts of the Partnership to Partners, if any, in the order of priority provided by law;

(d)                                 To the Partners in accordance with the positive balances in their Capital Accounts after giving effect to all contributions, distributions and allocations for all periods, including the period in which such distribution occurs (other than those distributions made pursuant to this Section 8.2(d), Section 8.3 or Section 8.4 hereof).

If upon dissolution and termination of the Partnership the Capital Account of any Partner is less than zero, then such Partner shall have no obligation to restore the negative balance in its Capital Account unless and except to the extent that such Partner has so elected under Section 4.8. Whenever the Liquidation Agent reasonably determines that any reserves established pursuant to paragraph (b) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with the above provisions.

8.3                                 Sale of Partnership Assets.  In the event of the liquidation of the Partnership in accordance with the terms of this Agreement, the Liquidation Agent may sell Partnership property; provided, however, that all sales, leases, encumbrances or transfers of Partnership assets shall be made by the Liquidation Agent solely on an “arm’s length” basis, at the best price and on the best terms and conditions as the Liquidation Agent in good faith believes are reasonably available at the time and under the circumstances and on a non-recourse basis to the Limited Partners.  The liquidation of the Partnership shall not be deemed finally terminated until the Partnership shall have received cash payments in full with respect to obligations such as notes, purchase money mortgages, installment sale contracts or other similar receivables received by the Partnership in connection with the sale of Partnership assets and all obligations of the Partnership have been satisfied or assumed by the General Partner.  The Liquidation Agent shall continue to act to enforce all of the rights of the Partnership pursuant to any such obligations until paid in full or otherwise discharged or settled.

8.4                                 Distributions in Kind.  In the event that it becomes necessary to make a distribution of Partnership property in kind in connection with the liquidation of the Partnership, the General Partner may, if it determines that to do so would be in the best interest of the Partners and obtains the Consent of the Limited Partners, transfer and convey such property to the distributees as tenants in common, subject to any liabilities attached thereto, so as to vest in them undivided interests in the whole of such property in proportion to their respective rights to share in the proceeds of the sale of such property (other than as a creditor) in accordance with the provisions of Section 8.2 hereof.  Immediately prior to the distribution of Partnership property in kind, the Capital Account of each Partner shall be increased or decreased, as the case may be, to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (to the extent not previously reflected in the Capital Accounts) would be allocated among the Partners if there were a taxable disposition of such property for its fair market value as of the date of the distribution.

8.5                                 Documentation of Liquidation.  Upon the completion of the dissolution and liquidation of the Partnership, the Partnership shall terminate and the Liquidation Agent shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.

8.6                                 Liability of the Liquidation Agent.  The Liquidation Agent shall be indemnified and held harmless by the Partnership from and against any and all claims, demands, liabilities, costs, damages and causes of action of any nature whatsoever arising out of or incidental to the Liquidation Agent’s taking of any action authorized under or within the scope of this Agreement; and provided, however, that no Partner shall have any personal liability with respect to the foregoing indemnification, any such indemnification to be satisfied solely out of the assets of the Partnership; and provided further, however, that the Liquidation Agent shall not be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arose out of:

(a)                                  A matter entirely unrelated to the Liquidation Agent’s action or conduct pursuant to the provisions of this Agreement; or

(b)                                 The proven misconduct or gross negligence of the Liquidation Agent.

ARTICLE IX

Transfer of Partnership Interests and Related Matters

9.1                                 General Partner Transfers and Deemed Transfers.  The General Partner shall not (i) withdraw from the Partnership, (ii) merge, consolidate or engage in any combination with another Person, (iii) sell all or substantially all of its assets or (iv) sell, assign, pledge, encumber or otherwise dispose of all or any portion of its Partnership Units or Preferred Units (except to the Partnership), in each case without the Consent of the Limited Partners.  In the event of the withdrawal by the General Partner from the Partnership, in violation of this Agreement or otherwise, or the dissolution, termination or Bankruptcy of the General Partner, within 90 days after the occurrence of any such event, a majority in interest of the Limited Partners may elect in writing to continue the Partnership business and shall thereupon select a substitute general partner effective as of the date of the occurrence of any such event.  Upon any transfer of any Partnership Units (not Preferred Units) in accordance with the provisions of this Section 9.1, the transferee shall become vested with the powers and rights of the transferor General Partner with respect to the Partnership Units transferred, and shall be liable for all obligations and responsible for all duties of the transferor General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Units so acquired.  It is a condition to any transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Units and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor corporation by operation of law) shall relieve the transferor General Partner of its obligations under this Agreement accruing prior to the date of such transfer.

9.2                                 Transfers by Limited Partners.  Except as otherwise provided in this Section 9.2, the Limited Partners shall not Transfer all or any portion of their Partnership Units, LP Preferred Units or LTIP Units to any transferee without the consent of the General Partner, which consent may be withheld in its sole and absolute discretion; provided, however, that the foregoing shall not be considered a limitation on the ability of the Limited Partners to exercise their Rights pursuant to Article XI hereof.

(a)                                  Notwithstanding the foregoing, but subject to the provisions of Section 9.4 hereof, any Limited Partner may at any time, without the consent of the General Partner, (i) Transfer all or a portion of its Partnership Units or LP Preferred Units to an Affiliate of such Limited Partner, or (ii) Pledge some or all of its Partnership Units or LP Preferred Units to any Institutional Lender.  Any Transfer to an Affiliate pursuant to clause (i) and any Transfer to a pledgee of Partnership Units or LP Preferred Units Pledged pursuant to clause (ii) may be made without the consent of the General Partner but, except as provided in subsequent provisions of this Section 9.2, such transferee or such pledgee shall hold the Units or LP Preferred Units so transferred to it (and shall be admitted to the Partnership as a Substitute Limited Partner) subject to all the restrictions set forth in this Section 9.2.  It is a condition to any Transfer otherwise permitted under any provision of this Section 9.2 that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Units or LP Preferred Units, as the case may be, arising after the effective date of the Transfer and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law, and other than pursuant to an exercise of the Rights pursuant to Article XI wherein all obligations and liabilities of the transferor Partner arising from and after the date of such Transfer shall be assumed by the General Partner) shall relieve the transferor Limited Partner of its obligations under this Agreement prior to the effective date of such Transfer. Upon any such Transfer or Pledge permitted under this Section 9.2, the transferee or, upon foreclosure on the Pledged Partnership Units or LP Preferred Units, as the case may be, each Institutional Lender which is the pledgee shall be admitted as a Substituted Limited Partner as such term is defined in the Act and shall succeed to all of the rights, including rights with respect to the Rights, of the transferor Limited Partner under this Agreement in the place and stead of such transferor Limited Partner; provided, however, that notwithstanding the foregoing, any transferee of any transferred Partnership Unit or LP Preferred Units, as the case may be, shall, unless the Ownership Limit is waived in writing by the General Partner, be subject to the Ownership Limit applicable to Persons other than the Limited Partners and/or their Affiliates which may limit or restrict such transferee’s ability to exercise the Limited Partner’s Rights, if any.  Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder.  No transferee pursuant to a Transfer which is not expressly permitted under this Section 9.2 and is not consented to by the General Partner, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the right to receive such portion of the distributions and allocations of Profits and Losses made by the Partnership as are allocable to the Partnership Units or LP Preferred Units, as the case may be, so transferred.

(b)                                 In addition to the Rights granted to the JCP Limited Partner and any other Transfers permitted under this Article IX, the JCP Limited Partner shall have the right to transfer all of its Partnership Units to a single accredited investor, as defined in Rule 501 promulgated under the Securities Act, subject to the provisions of Section 9.4, and such transferee shall be admitted to the Partnership as a Substitute Limited Partner. Any transferee of the Partnership Units owned by the JCP Limited Partner shall be subject to all of the restrictions set forth in Section 9.2(a) above; provided, however, that if the JCP Limited Partner hereafter Pledges its Partnership Units pursuant to Section 9.2(a), then provided that the JCP Limited Partner has not previously exercised the right provided for above in this Section 9.2(b), the Institutional Lender or Lenders which are the pledgee(s) may exercise such right, whether by taking title to the JCP Limited Partner’s Partnership Units and then transferring the same or by effecting such transfer upon foreclosure of the Pledge.

(c)                                  The Limited Partners acknowledge that the Partnership Units and LP Preferred Units have not been registered under any federal or state securities laws and, as a result thereof, they may not be sold or otherwise transferred, except in accordance with Article XI or otherwise in compliance with such laws.  Notwithstanding anything to the contrary contained in this Agreement, no Partnership Units or LP Preferred Units may be sold or otherwise transferred except pursuant to Article XI unless such Transfer is exempt from registration under any applicable securities laws or such Transfer is registered under such laws, it being acknowledged that the Partnership has no obligation to take any action which would cause any such interests to be registered.

9.3                                 Issuance of Additional Partnership Units, LP Preferred Units and LTIP Units.

(a)                                  At any time after the date hereof, subject to the provisions of Section 9.4 hereof, the General Partner may, upon its determination that the issuance of additional Partnership Units, LP Preferred Units or LTIP Units (collectively, “Additional Units”) is in the best interests of the Partnership, cause the Partnership to issue Additional Units to any existing Partner or issue Additional Units to and admit as a partner in the Partnership any Person in exchange for the contribution by such Person of cash and/or property which the General Partner determines is desirable to further the purposes of the Partnership under Section 2.3 hereof and which the General Partner determines has a value that justifies the issuance of such Additional Units.  In the event that Additional Units are issued by the Partnership pursuant to this Section 9.3(a), (i) in the case of the issuance of Partnership Units, the number of Partnership Units issued shall be determined by dividing the Gross Asset Value of the property contributed (reduced by the amount of any indebtedness assumed by the Partnership or to which such property is subject) as of the date of contribution to the Partnership (the “Contribution Date”) by the Contribution Deemed Partnership Unit Value, computed as of the Trading Day immediately preceding the Contribution Date, (ii) in the case of the issuance of LP Preferred Units, the aggregate liquidation preference of LP Preferred Units so issued shall equal the Gross Asset Value of the property contributed (reduced by the amount of any indebtedness assumed by the Partnership or to which such property is subject) as of the Contribution Date, and (iii) in the case of the issuance of LTIP Units, the number of LTIP Units outstanding at any time shall not exceed the number of Shares reserved and available for issuance at such time under any equity-based incentive plan of the Partnership or the General Partner that has been approved by the stockholders of the General Partner.

In addition, the General Partner may, upon its determination that the issuance of GP Preferred Units is in the best interests of the Partnership, issue GP Preferred Units in accordance with Section 4.3(c) hereof.

(b)                                 Each class or series of LP Preferred Units issued in accordance with Section 9.3(a) shall be described in a written document (the “LP Preferred Unit Designation”) that shall set forth, in sufficient detail, the economic rights, including distribution, redemption and conversion rights and sinking fund provisions, of the class or series of LP Preferred Units.  The LP Unit Designations for each class or series of LP Preferred Units authorized and outstanding as of the date of this Agreement are attached as Exhibit C.  Upon the issuance of any series or class of LP Preferred Units, the General Partner shall, upon request, provide the Limited Partners with a copy of the LP Preferred Unit Designation and shall supplement Exhibit C with any such LP Preferred Unit Designation.

(c)                                  Each class or series of LTIP Units issued in accordance with Section 9.3(a) shall be described in a written document (the “LTIP Unit Designation”) that shall set forth, in sufficient detail, any performance conditions and the economic rights, including distribution and conversion rights, of the class or series of LTIP Units.  The General Partner shall, upon request, provide the Limited Partners with a copy of the LTIP Unit Designations and shall supplement Exhibit D with any such LTIP Unit Designation.

(d)                                 The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the admission of any Partner, any increase in the Partnership Units or issuance of Preferred Units or LTIP Units in accordance with the provisions of this Section 9.3, and the General Partner shall promptly deliver a copy of such amendment to each Limited Partner.  The Limited Partners hereby irrevocably appoint the General Partner as their attorney-in-fact, coupled with an interest, solely for the purpose of executing and delivering such documents, and taking such actions, as shall be reasonably necessary in connection with the provisions of this Section 9.3 or making any modification to this Agreement permitted by Section 7.3 (including, without limitation, any modification which, under Section 7.3 hereof, requires the Consent of the Limited Partners where such consent has been obtained). Nothing contained in this Section 9.3 shall be construed as authorizing the General Partner to grant any consent on behalf of the Limited Partners, or any of them.

9.4                                 Restrictions on Transfer.

(a)                                  In addition to any other restrictions on Transfer herein contained, in no event may any Transfer or assignment of a Partnership Unit, Preferred Unit or LTIP Unit by any Partner be made nor may any new Partnership Unit, Preferred Unit or LTIP Unit be issued by the Partnership (i) to any Person which lacks the legal right, power or capacity to own a Partnership Unit, Preferred Unit or LTIP Unit; (ii) in violation of applicable law; (iii) if such Transfer would immediately or with the passage of time cause the General Partner to fail to comply with the REIT Requirements, such determination to be made assuming that the General Partner does comply with the REIT Requirements immediately prior to the proposed Transfer; (iv) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in Section 3(14) of ERISA) or a “disqualified person” (as defined in Section 4975(e) of the Code); (v) if such Transfer would, in the opinion of counsel to the Partnership, cause any portion of the underlying assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.3-101; (vi) if such Transfer would result in a deemed distribution to any Partner attributable to a failure to meet the requirements of Regulations Section l.752-2(d)(l), unless such Partner consents thereto, (vii) if such Transfer would cause any lender to the Partnership to hold in excess of ten (10) percent of the Partnership Interest that would, pursuant to the regulations under Section 752 of the Code or any successor provision, cause a loan by such a lender to constitute Partner Nonrecourse Debt, (viii) if such Transfer, other than to an Affiliate, is of a Partnership Interest the value of which would have been less than $20,000 when issued, (ix) if such Transfer would, in the opinion of counsel to the Partnership, cause the Partnership to cease to be classified as a Partnership for federal income tax purposes or (x) if such Transfer is effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(b) of the Code.

(b)                                 No GP Preferred Unit may be Transferred by the General Partner to any Person who is not then a general partner of the Partnership.

9.5                                 Shelf Registration Rights.  The General Partner agrees that, upon the request of any Limited Partner that has not entered into a Registration Rights Agreement with the General Partner substantially in the form of Exhibit E hereto (each, a “Shelf Rights Holder”), made at any time following delivery of an Exercise Notice (as defined in Section 11.1), the General Partner will, if it has not already done so, within 60 days thereafter file a “shelf” registration statement (the “Shelf Registration”), on an appropriate form pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC, with respect to the sale of Registrable Securities (as defined below) by the Shelf Rights Holders in ordinary course brokerage or dealer transactions not involving an underwritten public offering.  The General Partner shall use all reasonable efforts to have the Shelf Registration declared effective as soon as practicable after such filing and to keep such Shelf Registration continuously effective following the date on which such Shelf Registration is declared effective for so long as any Registrable Securities are outstanding.  The General Partner further agrees, if necessary, to supplement or make amendments to the Shelf Registration, if required by the registration form used by the General Partner for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations thereunder, and the General Partner agrees to furnish to each Shelf Rights Holder copies of any such supplement or amendment at least three days prior to its being used and/or filed with the SEC.  Notwithstanding the foregoing, if the General Partner shall furnish to the Unit holder a certificate signed by the Chief Executive Officer of the General Partner stating that in the good faith judgment of the Directors it would be significantly disadvantageous to the General Partner and its stockholders for any such Shelf Registration to be amended or supplemented, the General Partner may defer such amending or supplementing of such Shelf Registration for not more than 45 days and in such event the Unit holder shall be required to discontinue disposition of any Registrable Securities covered by such Shelf Registration during such period.  Notwithstanding the foregoing, if the General Partner irrevocably elects, or the Partnership is so required under Section 11.3, prior to the filing of any Shelf Registration to issue all cash in lieu of Shares upon the exchange of Units by the holder requesting the filing of such Shelf Registration, the General Partner shall not be obligated to file such Shelf Registration Statement.  The General Partner shall make available to its security holders, as soon as reasonably practicable, a statement of operations covering a period of twelve (12) months, commencing on the first day of the fiscal quarter next succeeding each sale of any Registrable Securities pursuant to the Shelf Registration, in a manner which shall satisfy the provisions of Section 11(a) of the Securities Act.

(a)                                  Securities Subject to this Section 9.5. The securities entitled to the benefits of this Section 9.5 are the Shares that have been or may be issued from time to time upon the exchange of Units pursuant to Article XI hereof and any other securities issued by the General Partner in accordance with the terms of this Agreement in exchange for any of the Shares (collectively, the “Registrable Securities”) but, with respect to any particular Registrable Security, only so long as it continues to be a Registrable Security.  Registrable Securities shall include any securities issued in accordance with the terms of this Agreement as a dividend or distribution on account of Registrable Securities or resulting from a subdivision of the outstanding Shares of Registrable Securities into a greater number of shares (by reclassification, stock split or otherwise).  For the purposes of this Agreement, a security that was at one time a Registrable Security shall cease to be a Registrable Security when (i) such security has been effectively registered under the Securities Act, and either (A) the registration statement with respect thereto has remained continuously effective for 150 days or (B) such security has been disposed of pursuant to such registration statement, (ii) such security is or can be immediately sold to the public in reliance on Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such security has been otherwise transferred and (a) the General Partner has delivered a new certificate or other evidence of ownership not bearing the legend set forth on the Shares upon the initial issuance thereof (or other legend of similar import) and (b) in the opinion of counsel to the General Partner, the subsequent disposition of such security would not require the registration or qualification under the Securities Act or any similar state law then in force, or (iv) such security has ceased to be outstanding.

(b)                                 Registration Expenses.  The General Partner shall pay, as REIT Expenses, all expenses incident to the Shelf Registration, including, without limitation, (i) all SEC, stock exchange and National Association of Securities Dealers, Inc. registration, filing and listing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and disbursements of the General Partner’s independent public accountants and counsel and (v) all fees and expenses of any special experts retained by the General Partner in connection with the Shelf Registration pursuant to the terms of this Section 9.5, regardless of whether such Shelf Registration becomes effective, unless such Shelf Registration fails to become effective as a result of the fault of the Shelf Rights Holders; provided, however, that the General Partner shall not pay the costs and expenses of any Shelf Rights Holder relating to brokerage or dealer fees, transfer taxes or the fees or expenses of any counsel’s accountants or other representatives retained by the Shelf Rights Holders, individually or in the aggregate.

ARTICLE X

Rights and Obligations of the Limited Partners

10.1                           No Participation in Management.  Except as expressly permitted hereunder, the Limited Partners shall not take part in the management of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership; provided, that the foregoing shall not be deemed to limit the ability of a Limited Partner (or any officer or director thereof) who is an officer, director or employee of the Partnership, the General Partner or any Affiliate thereof, to act in such capacity.

10.2                           Bankruptcy of a Limited Partner.  The Bankruptcy of any Limited Partner shall not cause a dissolution of the Partnership, but the rights of such Limited Partner to share in the Profits or Losses of the Partnership and to receive distributions of Partnership funds shall, on the happening of such event, devolve to its successors or assigns, subject to the terms and conditions of this Agreement, and the Partnership shall continue as a limited partnership.  However, in no event shall such assignee(s) become a Substituted Limited Partner except in accordance with Article IX.

10.3                           No Withdrawal.  No Limited Partner may withdraw from the Partnership without the prior written consent of the General Partner, other than as expressly provided in this Agreement.

10.4                           Duties and Conflicts.

(a)                                  The Partners recognize that each of the other Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that such Persons are entitled to carry on such other business interests, activities and investments.  In addition, the Partners recognize that certain of the Limited Partners and their Affiliates are and may in the future be tenants of the Partnership, Subsidiary Entities or other Persons or own anchor or other stores in the Properties of the Partnership, or Subsidiary Entities or other properties and in connection therewith may have interests that conflict with those of the Partnership or Subsidiary Entities.  In deciding whether to take any actions in such capacity, such Limited Partners and their Affiliates shall be under no obligation to consider the separate interests of the Partnership or Subsidiary Entities and shall have no fiduciary obligations to the Partnership or Subsidiary Entities and shall not be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by the other Partners in connection with such acts; nor shall the Partnership, the General Partner or any Subsidiary Entities be under any obligation to consider the separate interests of the Limited Partners and their Affiliates in such Limited Partners’ independent capacities or have any fiduciary obligations to the Limited Partners and their Affiliates in such capacity or be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by the Limited Partners and their Affiliates in such independent capacities arising from actions or omissions taken by the Partnership or Subsidiary Entities.  The Limited Partners and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other Entities with which they are affiliated or associated, and such Persons may engage in any activities, whether or not competitive with the Partnership or Subsidiary Entities, without any obligation to offer any interest in such activities to the Partnership or Subsidiary Entities or to any Partner or otherwise.  Neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Partnership or Subsidiary Entities, shall not be deemed wrongful or improper.

(b)                                 Notwithstanding the foregoing, without the prior consent of the General Partner, no Limited Partner shall knowingly take any action, including acquiring, directly or indirectly, an interest in any tenant of a Property which would have, through the actual or constructive ownership of any tenant of any Property, the effect of causing the percentage of the gross income of the General Partner that fails to be treated as “rents from real property” within the meaning of Section 856(d) of the Code to exceed such percentage on the date hereof.  Each Limited Partner shall have a duty to notify the General Partner on a timely basis of any potential acquisition or change in ownership that could reasonably be expected to have such effect.

10.5                           Guaranty and Indemnification Agreements.

(a)                                  The Partnership shall notify the Limited Partners no less than 45 days (or, if the Partnership itself has less than 45 days’ prior notice, as promptly as practicable) prior to the occurrence of any event that the Partnership reasonably expects will reduce the amount of Partnership liabilities (including liabilities of any Subsidiary Partnership) that the Limited Partners may include in their individual tax bases of their respective Partnership Interests pursuant to Treasury Regulation § 1.752-2 and Treasury Regulation §§ 1.752-3(a)(2) and (3).  Upon receipt of such notice, each Limited Partner shall inform the Partnership of any action it desires to take in its sole and absolute discretion in order to increase the “economic risk of loss” (within the meaning of Treasury Regulation § 1.752-2) (the “Incurrence”) that it has with respect to liabilities of the Partnership or any other Subsidiary Partnerships.  The Partnership shall cooperate with each Limited Partner to facilitate the Incurrence by such Limited Partner with respect to Partnership Liabilities or liabilities of any Subsidiary Partnerships in such a way that the Incurrence has the least amount of real economic risk to such Limited Partner and provided that the Incurrence does not have a material adverse impact on any other Partner in the Partnership or any such Partner’s Affiliates.

No direct or indirect Partner in the Partnership or any partnership which is the obligor on a JCP Property Liability shall incur the “economic risk of loss” (within the meaning of Treasury Regulation § 752-2) with respect to any JCP Property Liability without the prior written consent of the JCP Limited Partner.

(b)                                 Notwithstanding the provisions of Section 10.5(a) above, no Limited Partners shall have any right to negotiate directly with any lender of the Partnership or any other Subsidiary Partnership, any such negotiation to be undertaken in good faith by the General Partner on behalf of, and at the request of, all affected Limited Partners.

ARTICLE XI

Grant of Rights to the Limited Partners

11.1                           Grant of Rights.  The General Partner does hereby grant to each of the Limited Partners (other than The Retail Property Trust) and each of the Limited Partners does hereby accept the right, but not the obligation (hereinafter such right sometimes referred to as the “Rights”), to convert all or a portion of such Limited Partner’s Limited Partnership Units into Shares or cash, as selected by the General Partner, at any time or from time to time, on the terms and subject to the conditions and restrictions contained in this Article XI.  The Rights granted hereunder may be exercised by a Limited Partner, on the terms and subject to the conditions and restrictions contained in this Article XI, upon delivery to the General Partner of a notice in the form of Exhibit F (an “Exercise Notice”), which notice shall specify the number of such Limited Partner’s Limited Partnership Units to be converted by such Limited Partner (the “Offered Units”).  Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the General Partner or the Partnership of the Purchase Price for the Offered Units in accordance with the terms hereof and subject to Section 1 of the Registration Rights Agreements.  In the event the General Partner elects to cause the Offered Units to be converted into cash, the General Partner shall effect such conversion by causing the Partnership to redeem the Offered Units for cash.

11.2                           Limitation on Exercise of Rights.  If an Exercise Notice is delivered to the General Partner but, as a result of the Ownership Limit or as a result of other restrictions contained in the Charter of the General Partner, the Rights cannot be exercised in full for Shares, the Exercise Notice, if the Purchase Price is to be payable in Shares, shall be deemed to be modified such that the Rights shall be exercised only to the extent permitted under the Ownership Limit or under other restrictions in the Charter of the General Partner.  Notwithstanding the foregoing, any Person shall be permitted to exercise its Rights hereunder during the first half of a taxable year of the General Partner even if upon conversion of the Offered Units into Shares, the Shares held by such Person will exceed the Ownership Limit, so long as such Person shall immediately following such conversion sell so many of such Shares as shall cause the Ownership Limit not to be exceeded upon consummation of such sale.  The General Partner hereby agrees to exercise its right pursuant to its Charter to permit the Ownership Limit to be exceeded in the circumstances described in the preceding sentence.

11.3                           Computation of Purchase Price/Form of Payment.  The purchase price (“Purchase Price”) payable to a tendering Limited Partner shall be equal to the Deemed Partnership Unit Value multiplied by the number of Offered Units computed as of the date on which the Exercise Notice was delivered to the General Partner (the “Computation Date”).  Subject to the following paragraph, the Purchase Price for the Offered Units shall be payable, at the option of the General Partner, by causing the Partnership to redeem the Offered Units for cash in the amount of the Purchase Price, or by the issuance by the General Partner of the number of Shares equal to the number of Offered Units (adjusted as appropriate to account for stock splits, stock dividends or other similar transactions between the Computation Date and the closing of the purchase and sale of the Offered Units in the manner specified in Section  11.7(d) below).

11.4                           Closing.  The closing of the acquisition or redemption of Offered Units shall, unless otherwise mutually agreed, be held at the principal offices of the General Partner, on the date agreed to by the General Partner and the relevant Limited Partner, which date (the “Settlement Date”) shall in no event be on a date which is later than the later of (i) ten (10) days after the date of the Exercise Notice and (ii) five (5) days after the expiration or termination of the waiting period applicable to the Limited Partner, if any, under the Hart-Scott-Rodino Act (the “HSR Act”).  The General Partner agrees to use its best efforts to obtain an early termination of the waiting period applicable to any such acquisition, if any, under the HSR Act.  Until the Settlement Date, each tendering Partner shall continue to own his Offered Units, and will continue to be treated as the holder of such Offered Units for all purposes of this Agreement, including, without limitation, for purposes of voting, consent, allocations and distributions.  Offered Units will be transferred to the General Partner only upon receipt by the tendering Partner of Shares or cash in payment in full therefor.

11.5                           Closing Deliveries.  At the closing of the purchase and sale or redemption of Offered Units, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the tendering Limited Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Units to the General Partner or the Partnership, as applicable, and with respect to the ownership by the Limited Partner of such Units, free and clear of all Liens, and (B) the General Partner with respect to its due authority to acquire such Units for Shares or to cause the Partnership to redeem such Units for cash and, in the case of payment by Shares, (ii) (A) an opinion of counsel for the General Partner, reasonably satisfactory to such Limited Partner, to the effect that such Shares have been duly authorized, are validly issued, fully-paid and non-assessable, and (B) a stock certificate or certificates evidencing the Shares to be issued and registered in the name of the Limited Partner or its designee.

11.6                           Term of Rights.  The rights of the parties with respect to the Rights shall remain in effect, subject to the terms hereof, throughout the existence of the Partnership.

11.7                           Covenants of the General Partner.  To facilitate the General Partner’s ability fully to perform its obligations hereunder, the General Partner covenants and agrees as follows:

(a)                                  At all times while the Rights are in existence, the General Partner shall reserve for issuance such number of Shares as may be necessary to enable the General Partner to issue such Shares in full payment of the Purchase Price in regard to all Partnership Units which are from time to time outstanding and held by the Limited Partners.

(b)                                 As long as the General Partner shall be obligated to file periodic reports under the Securities Exchange Act of 1934, the General Partner will timely file such reports in such manner as shall enable any recipient of Shares issued to a Limited Partner hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

(c)                                  During the pendency of the Rights, the Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to the owners of its Shares.

(d)                                 Under no circumstances shall the General Partner declare any stock dividend, stock split, stock distribution or the like, unless fair and equitable arrangements are provided, to the extent necessary, fully to adjust, and to avoid any dilution in, the Rights of any Limited Partner under this Agreement.

11.8                           Limited Partners’ Covenant.  Each of the Limited Partners covenants and agrees with the General Partner that all Offered Units tendered to the General Partner or the Partnership, as the case may be, in accordance with the exercise of Rights herein provided shall be delivered free and clear of all Liens and should any Liens exist or arise with respect to such Offered Units, the General Partner or the Partnership, as the case may be, shall be under no obligation to acquire the same unless, in connection with such acquisition, the General Partner has elected to cause the Partnership to pay such portion of the Purchase Price in the form of cash consideration in circumstances where such consideration will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of such consideration and the Partnership is expressly authorized to apply such portion of the Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full.  In the event any transfer tax is payable by the Limited Partner as a result of a transfer of Partnership Units pursuant to the exercise by a Limited Partner of the Rights, the Limited Partner shall pay such transfer tax.

11.9                           Dividends.  If a Limited Partner shall exchange any Partnership Units for Shares pursuant to this Article XI on or prior to the Partnership Record Date for any distribution to be made on such Partnership Units, in accordance with the Charter of the General Partner such Limited Partner will be entitled to receive the corresponding distribution to be paid on such Shares and shall not be entitled to receive the distribution made by the Partnership in respect of the exchanged Partnership Units.

ARTICLE XII

General Provisions

12.1                           Investment Representations.

(a)                                  Each Limited Partner acknowledges that it (i) has been given full and complete access to the Partnership and those persons who will manage the Partnership in connection with this Agreement and the transactions contemplated hereby, (ii) has had the opportunity to review all documents relevant to its decision to enter into this Agreement, and (iii) has had the opportunity to ask questions of the Partnership and those persons who will manage the Partnership concerning its investment in the Partnership and the transactions contemplated hereby.

(b)                                 Each Limited Partner acknowledges that it understands that the Partnership Units to be purchased or otherwise acquired by it hereunder will not be registered under the Securities Act in reliance upon the exemption afforded by Section 4(2) thereof for transactions by an issuer not involving any public offering, and will not be registered or qualified under any applicable state securities laws.  Each Limited Partner represents that (i) it is acquiring such Partnership Units for investment only and without any view toward distribution thereof, and it will not sell or otherwise dispose of such Partnership Units except pursuant to the exercise of the Rights or otherwise in accordance with the terms hereof and in compliance with the registration requirements or exemption provisions of any applicable state securities laws, (ii) its economic circumstances are such that it is able to bear all risks of the investment in the Partnership Units for an indefinite period of time including the risk of a complete loss of its investment in the Units and (iii) it has knowledge and experience in financial and business matters sufficient to evaluate the risks of investment in the Partnership Units.  Each Limited Partner further acknowledges and represents that it has made its own independent investigation of the Partnership and the business conducted and proposed to be conducted by the Partnership, and that any information relating thereto furnished to the Limited Partner was supplied by or on behalf of the Partnership.

12.2                           Notices.  All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally delivered or sent by United States mail or by reputable overnight delivery service and shall be deemed to have been given when delivered in person, upon receipt when delivered by overnight delivery service or three business days after deposit in United States mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party.  For purposes of this Section 12.2, the addresses of the parties hereto shall be as set forth on Exhibit A hereof.  The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

12.3                           Successors.  This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of all Partners, and their legal representatives, heirs, successors and permitted assigns, except as expressly herein otherwise provided.

12.4                           Liability of Limited Partners.  The liability of the Limited Partners for their obligations, covenants  representations and warranties under this Agreement shall be several and not joint.

12.5                           Effect and Interpretation.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN CONFORMITY WITH THE LAWS OF THE STATE OF DELAWARE.

12.6                           Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

12.7                           Partners Not Agents.  Nothing contained herein shall be construed to constitute any Partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities.

12.8                           Entire Understanding; Etc.  This Agreement and the other agreements referenced herein or therein or to which the signatories hereto or thereto are parties constitute the entire agreement and understanding among the Partners and supersede any prior understandings and/or written or oral agreements among them respecting the subject matter within.

12.9                           Severability.  If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

12.10                     Trust Provision.  This Agreement, to the extent executed by the trustee of a trust, is executed by such trustee solely as trustee and not in a separate capacity.  Nothing herein contained shall create any liability on, or require the performance of any covenant by, any such trustee individually, nor shall anything contained herein subject the individual property of any trustee to any liability.

12.11                     Pronouns and Headings.  As used herein, all pronouns shall include the masculine, feminine and neuter, and all defined terms shall include the singular and plural thereof wherever the context and facts require such construction.  The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.  Any references in this Agreement to “including” shall be deemed to mean “including without limitation.”

12.12                     Assumption of Liabilities.  Nothing contained in this Agreement shall have the effect of terminating, negating or modifying in any respect the assumption of liabilities by the Partnership set forth in Section 10.8 of the Fourth Amended and Restated Limited Partnership Agreement of the Partnership dated as of April 21, 1994 and the Partnership reaffirms its obligations thereunder.

12.13                     Assurances.  Each of the Partners shall hereafter execute and deliver such further instruments (provided such instruments are in form and substance reasonably satisfactory to the executing Partner) and do such further acts and things as may be reasonably required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed effective as of the date and year first above written.

GENERAL PARTNER:

SIMON PROPERTY GROUP, INC., a Delaware corporation

By	/s/ David Simon
David Simon, Chief Executive Officer and
Chairman of the Board

[Limited Partner Counterpart Signature Pages to be attached]

LIMITED PARTNERS:

Edward A. Ahlswede

/s/ Alice S. Aikens
Alice S. Aikens

Robert B. Aikens Revocable Trust Dated April 8, 1991

By:	/s/ Robert B. Aikens
Name:	Robert B. Aikens
Title:	Trustee

/s/ William R. Aikens
William R. Aikens

Marjorie Alpert Torgan

Andrew P. Barowsky

John A. Bersani

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

S-2

LIMITED PARTNERS (Continued):

The Howard and Rene Biel Revocable Trust

By:	/s/ Howard Biel
Name:	Howard Biel
Title:	Trustee

Irwin Blitt, not individually, James Copaken Trust 12/27/76

By:
Name:
Title:

BNW-Rosemont Limited Partnership

By:	/s/ Joseph S. Beale
Name:	Joseph S. Beale
Title:	Alchemt Realty, LLC, Manager

/s/ Donald E. Boelke
Donald E. Boelke

John Boorn

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (Continued):

Brightwood Plaza, Inc.

By:	/s/ Sidney D. Eskenazi
Name:	Sidney D. Eskenazi
Title:

/s/ Adrian F. Brown
Adrian F. Brown

/s/ Leonard I. Brumberg
Leonard I. Brumberg

Lee Ann Bullough Trust dated 7/1/03, as amended

By:
Name:
Title:

Shane H. Bullough Trust

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (Continued):

Family Trust U/T/W of Mary Lou Carolan-Dated 2/7/89

By:
Name:
Title:

/s/ Catherine F. Cary
Catherine F. Cary

/s/ Margaret Ellen Castruccio
Margaret Ellen Castruccio

/s/ Mary Elizabeth Castruccio
Mary Elizabeth Castruccio

Castruccio Revocable Trust

By:	/s/ M. Castruccio
Name:	M. Castruccio
Title:	Trustee

/s/ Catherine Anne Chao
Catherine Ann Chao

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (Continued):

/s/ Leslie T. Chao
Leslie T. Chao

Irwin Chase

Samuel N. Chase

Chase Arsenal Partners

By:
Name:
Title:

Paul J. Choquette, Jr.

William H. Choquette

Susan Colton

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (Continued):

Colton Arsenal Partners

By:
Name:
Title:

Colton Emerald Partners

By:
Name:
Title:

Colton Greendale Partners

By:
Name:
Title:

Colton Square One Partners

By:
Name:
Title:

Harry E. Connors, Jr.

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (Continued):

Trustee U/I/T Jon Copaken dated December 7, 2001

By:	/s/ Jon Copaken
Name:	Jon Copaken
Title:	Trustee

/s/ Keith Copaken
Keith Copaken

Lois Copaken, not individually, Revocable Trust 10/24/79

By:
Name:
Title:

Paul Copaken, not individually, Revocable Trust 10/24/79

By:
Name:
Title:

Cordish SPG Investments, Inc.

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (Continued):

Kristi Crowe Trust

By:	/s/ Kristi L. Crowe
Name:	Kristi L. Crowe
Title:	Trustee

Martin Crowe Trust

By:	/s/ Martin Crowe
Name:	Martin Crowe
Title:	Trustee

Judith A. Curl Revocable Trust utd 11/28/1998

By:
Name:
Title:

David H. Curl Revocable Trust utd 11/28/1998

By:
Name:
Title:

D & J Partnership

By:	/s/ David Simon
Name:	David Simon
Title:	General Partner

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (Continued):

The Davenport Family Trust

By:	/s/ Lynn E. Davenport
Name:	Lynne E. Davenport
Title:	Trustee

Lisa Marie DeBartolo Revocable Trust

By:	/s/ Lisa Marie DeBartolo
Name:	Lisa Marie DeBartolo
Title:	Trustee

Nicole Anne DeBartolo Revocable Trust

By:	/s/ Nicole DeBartolo Heldfond
Name:	Nicole DeBartolo Heldfond
Title:	Trustee

Tiffanie Lynn DeBartolo Revocable Trust

By:
Name:
Title:

DeBartolo III, LLC

By:	/s/ Gerald J. DeNicholas
Name:	Gerald J. DeNicholas
Title:	President

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (Continued):

DeBartolo LLC

By:	/s/ Gerald J. DeNicholas
Name:	Gerald J. DeNicholas
Title:	President

/s/ Marie DeBartolo York
Marie DeBartolo York

William A. Dedrick Revocable Trust of 1992

By:	/s/ William A. Dedrick
Name:	William A. Dedrick
Title:	Trustee

Alice M. DeFranco

Joseph C. DeFranco

Frank d’Oleire

James L. Donofrio

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Irene Dreiseszun, not individually, Restated Trust 6/3/94

By:
Name:
Title:

Richard J. Dreiseszun Trust 12/18/76

By:
Name:
Title:

Dreiseszun Grandchildren Trust 10/28/76

By:
Name:
Title:

EJDC II, LLC

By:	/s/ Gerald J. DeNicholas
Name:	Gerald J. DeNicholas
Title:	President

EJDC III, LLC

By:	/s/ Gerald J. DeNicholas
Name:	Gerald J. DeNicholas
Title:	President

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

EJDC IV, LLC

By:	/s/ Gerald J. DeNicholas
Name:	Gerald J. DeNicholas
Title:	President

EJDC V, LLC

By:	/s/ Gerald J. DeNicholas
Name:	Gerald J. DeNicholas
Title:	President

/s/ S. Cody Engle
S. Cody Engle

Peter Ernstmeier

/s/ David N. Eskenazi
David N. Eskenazi

/s/ Dori L. Eskenazi
Dori L. Eskenazi

/s/ Sandra A. Eskenazi
Sandra A. Eskenazi

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

/s/ Sindey D. Eskenazi
Sidney D. Eskenazi

Charles C.G. Evans, Jr.

Patrice M. Farhat Trust

By:
Name:
Title:

Daniel R. Farhat Trust

By:	/s/ Daniel R. Farhat Trust
Name:	Daniel R. Farhat
Title:	Trustee

/s/ Patrick J. Finerty
Patrick J. Finerty

Steven S. Fischman 1992 NSM Trust

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Fischman Northshore Partners

By:
Name:
Title:

Fischman Rockingham Partners

By:
Name:
Title:

Fischman Square One Partners

By:
Name:
Title:

/s/ Randolph L. Foxworthy
Randolph L. Foxworthy

The Peter S. Frank Family Trust

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

/s/ Ruth Freed
Ruth Freed

Sandra H. Fried Trust U/I/T dated July 25, 1996

By:
Name:
Title:

/s/ William J. Garvey
William J. Garvey

/s/ Jerome L. Gershman
Jerome L. Gershman

Benjamin Gifford

James M. Gilbane

/s/ Jean Gilbane Cole
Jean Gilbane Cole

/s/ John D. Gilbane
John D. Gilbane

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Richard T. Gilbane

/s/ Robert V. Gilbane
Robert V. Gilbane

Thomas F. Gilbane, Jr.

/s/ William J. Gilbane, Jr.
William J. Gilbane, Jr.

Gilbane Properties of Watertown, Inc.

By:	/s/ Matthew Lawrence
Name:	Matthew Lawrence
Title:	Senior Vice President

/s/ Marjorie Gilbert
Marjorie Gilbert

/s/ Barry M. Ginsburg
Barry M. Ginsburg

/s/ Howard A. Goldenfarb
Howard A. Goldenfarb

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Great Lakes Mall II, LLC

By:	/s/ Gerald J. DeNicholas
Name:	Gerald J. DeNicholas
Title:	President

Great Lakes Mall LLC

By:	/s/ Gerald J. DeNicholas
Name:	Gerald J. DeNicholas
Title:	President

/s/ Arthur A. Greenberg
Arthur A. Greenberg, CPA

/s/ Lawrence Greenwald
Lawrence Greenwald

/s/ Merle Z. Gross-Ginsburg
Merle Z. Gross-Ginsburg

Richard H. Hanson

Gerald D. Hines

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Roland Hopkins

Stacy C. Hornstein

/s/ Marie Izzo Cartwright
Marie Izzo Cartwright

J.W. O’Connor and Co., Incorporated

By:
Name:
Title:

JCP Realty, Inc.

By:
Name:
Title:

Monika Jorissen

Gail Kaltenbacher Trust

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Laura J. Kaltenbacher Trust

By:
Name:
Title:

Philip D. Kaltenbacher Trust

By:
Name:
Title:

Unni Kaltenbacher

Unni Kaltenbacher 1999 Marital Trust Agreement

By:
Name:
Title:

/s/ Allen Kaplan
Allen Kaplan

Howard A. Kaplan

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Kaplan Arsenal Partners

By:
Name:
Title:

Kaplan Emerald Partners

By:
Name:
Title:

Kaplan Greendale Partners

By:
Name:
Title:

Kaplan Square One Partners

By:
Name:
Title:

Trust A f/b/o Douglass Karp

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Trust A f/b/o Jana Karp

By:
Name:
Title:

Stephen R. Karp

Karp Apple Blossom Partners

By:
Name:
Title:

Karp Arsenal Partners

By:
Name:
Title:

Karp Atrium, Inc.

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Karp Emerald Partners

By:
Name:
Title:

Karp Liberty Tree Partners

By:
Name:
Title:

Irving Katz

Irwin Katz, 8/4/70 Trust - Cynthia Simon Skjodt

By:
Name:
Title:

Irwin Katz, 8/4/70 Trust - David Simon

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Irwin Katz, Trust 8/4/70 Trust - Deborah Simon

By:
Name:
Title:

Dean G. Kissos

KM Halawa Partners
By: Poseiden Properties, Inc., its General Partner

By:	/s/ Jeffrey G. Arce
Name:	Jeffrey G. Arce
Title:	Vice President

Adele Kraft, Kraft Living Trust

By:	/s/ Adele Kraft
Name:	Adele Kraft
Title:	Trustee

Gerald Kraft, Kraft Living Trust

By:	/s/ Gerald Kraft
Name:	Gerald Kraft
Title:	Trustee

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Helene Kramer Trust 12/18/76

By:
Name:
Title:

/s/ Irving Kravitz
Irving Kravitz

Donald K. Kurson

William D. Kutlick

KWLT Holdings LLC

By:
Name:
Title:

Jack Lambert Revocable Trust

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Donald A. Leeber

Donald Leeber, M.D., Pa Profit Sharing Plan

By:
Name:
Title:

James P. Lee

/s/ Peter K. Leeds
Peter K. Leeds

Alexandra Leffers

/s/ Charles Leibler
Charles Leibler

Margaret Ellen Leonard Trust

By:	/s/ Tom R. Leonard
Name:	Tom R. Leonard
Title:	Trustee

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Thomas R. Leonard 1989 Trust

By:	/s/ Tom R. Leonard
Name:	Tom R. Leonard
Title:	Trustee

/s/ Albert R. Lepage
Albert R. Lepage

/s/ Anthony W. Liberati
Anthony W. Liberati

T. Barrett Lindsey Trust

By:	/s/ T. Barrett Lindsey
Name:	T. Barrett Lindsey
Title:	Co-Trustee

/s/ Gloria Jane Lokiec
Gloria Jane Lokiec

J. Daniel Lugosch, III

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Lugosch Family Trust II

By:
Name:
Title:

/s/ Helen MacDonald
Helen MacDonald

/s/ Bruce Macleod
Bruce Macleod

John M. Madfis

Virginia Mahoney

/s/ Joseph R. Mancino
Joseph R. Mancino

Trust A f/b/o Jennifer Claire McCabe

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Linda M. McCabe

Linda M. McCabe Revocable Trust- 1984 dated 12/13/84

By:
Name:
Title:

Trust A f/b/o Michael R. McCabe

By:
Name:
Title:

Trust A f/b/o William H. McCabe, III

By:
Name:
Title:

William H. McCabe Jr. Revocable Trust-1984 dated 12/13/84

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

William H. McCabe Jr. Rev Trust 1984 dtd12/13/84

By:
Name:
Title:

McCabe Atrium, Inc.

By:
Name:
Title:

McCabe Emerald Partners

By:
Name:
Title:

Mary Josephine McPherson 1990 Trust

By:	/s/ Mary Josephine McPherson
Name:	Mary Josephine McPherson
Title:	Trustee

Lothar Mehring

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Melvin Simon & Associates, Inc.

By:	/s/ Melvin Simon
Name:	Melvin Simon
Title:	Co-Chairman of the Board

Milburn Living Trust dated 11-24-97

By:	/s/ W. Nicholas Milburn
Name:	W. Nicholas Milburn
Title:	Trustee

Herbert Miller

/s/ John G. Mitchell
John G. Mitchell

Marilyn J. Morgan, not individually, Trustee U/I/T 3/25/93

By:
Name:
Title:

Mark A. Morgan

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Michael B. Morgan, not individually, Trustee U/T/A 4/22/93

By:
Name:
Title:

Thomas S. Morgan

/s/ James A. Morse, Trustee
James A. Morse Revocable Trust

/s/ Robert J. Morse, Trustee
James A. Morse, Jr. Trust

/s/ Leah Rae Morse, Trustee
Leah Rae Morse Revocable Trust

/s/ Robert J. Morse, Trustee
Robert J. Morse Trust

David G. Mugar

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Muskegon County Catholic Education Foundation

By:	/s/ Mary J. O’Connor
Name:	Mary J. O’Connor
Title:	Executive Director

NED Rockingham, Inc.

By:
Name:
Title:

/s/ Harry H. Nick
Harry H. Nick

NIDC LLC

By:	/s/ Gerald J. DeNicholas
Name:	Gerald J. DeNicholas
Title:	President

Northeast Property, LLC
By: Simon Enterprises, Inc., a member

By:	/s/ Melvin Simon
Name:	Melvin Simon
Title:	Co-Chairman of the Board

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Jeremiah W. O’Connor, Jr.

Joan O’Connor

O’Connor Retail Partners, L.P.

By:
Name:
Title:

O’Connor White Plains Corp.

By:
Name:
Title:

Robert J. O’Halloran

Loren C. Owings 1990 Exemption Trust

By:	/s/ Elizabeth Ann Owings
Name:	Elizabeth Ann Owings
Title:	Trustee

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Loren C. Owings 1990 Survivor’s Trust

By:	/s/ Elizabeth Ann Owings
Name:	Elizabeth Ann Owings
Title:	Trustee

Jane G. Petzold Trust u/a dated September 13, 1984

By:
Name:
Title:

/s/ John E. Phelan
John E. Phelan

/s/ Rolland B. Pincus
Rolland B. Pincus

Stephen Platz

Plumeri Apple Blossom Partners

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Plumeri Emerald Partners

By:
Name:
Title:

O. Brooks Pollock, Jr.

Richard Prince

Kim Rieck

Sheli Z. Rosenberg

Peter J. Rubin

Glenn Rufrano

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

S.F.G. Company, LLC
By: Melvin Simon & Associates, Inc., its managing member

By:	/s/ Melvin Simon
Name:	Melvin Simon
Title:	Chairman of the Board

S.W. Dreiseszun, not individually, Restated Trust 6/3/94

By:
Name:
Title:

/s/ Eugenia Castruccio Salamon
Eugenia Castruccio Salamon

/s/ Ronald P. Salerno
Ronald P. Salerno

/s/ Theresa M. Salerno
Theresa M. Salerno

Samstock/Alpha, L.L.C.

By:	/s/ Philip G. Tinkler
Name:	Philip G. Tinkler
Title:	Vice President

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Samstock/SZRT, L.L.C.

By:	/s/ Philip G. Tinkler
Name:	Philip G. Tinkler
Title:	Vice President

Samstock/ZFT, L.L.C.

By:	/s/ Philip G. Tinkler
Name:	Philip G. Tinkler
Title:	Vice President

Samstock/ZGPI, L.L.C.

By:	/s/ Philip G. Tinkler
Name:	Philip G. Tinkler
Title:	Vice President

/s/ Kenneth N. Schultz
Kenneth N. Schultz

/s/ James Sebastian
James Sebastian

/s/ Sanford Shkolnik
Sanford Shkolnik

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

N. Barrie Shore

/s/ A. Shirley Sikora
A. Shirley Sikora

/s/ David E. Simon
David E. Simon

/s/ Deborah J. Simon
Deborah J. Simon

Herbert Simon Family Trust, LLP

By:	/s/ Herbert Simon
Name:	Herbert Simon
Title:	Trustee

Herbert Simon Revocable Trust Dated March 4, 2004

By:	/s/ Herbert Simon
Name:	Herbert Simon
Title:	Trustee

The Melvin Simon Family Enterprises Trust

By:	/s/ Melvin Simon
Name:	Melvin Simon
Title:	Trustee

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Tamme Simon McCauley Revocable Trust, amended and restated dated 5/12/06

By:
Name:
Title:

Simon Property Group, Inc.

By:
Name:
Title:

Cynthia Simon Skjodt

The Karam D. Skaff Trust - 1988 Grantor Trust

By:	/s/ Karam D. Skaff
Name:	Karam D. Skaff
Title:	Trustee

Steven W. Smallbone Trust

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Cheryl M. Smallbone Trust

By:
Name:
Title:

/s/ Richard S. Sokolov
Richard S. Sokolov

/s/ Gerald Spector
Gerald Spector

/s/ Anne Conway Sweeney
Anne Conway Sweeney

/s/ Donald Tanselle
Donald Tanselle

The Retail Property Trust

By:	/s/ James M. Barkley
Name:	James M. Barkley
Title:	Secretary

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

The Trustee u/a/d 7/14/80 and 12/5/81

By:
Name:
Title:

Roger D. Turner, FBO Catherine O’Connor, UAD 8/1/98

By:
Name:
Title:

Roger D. Turner, FBO Christopher O’Connor UAD 8/1/98

By:
Name:
Title:

Roger D. Turner, FBO Jeremiah O’Connor III, UAD 8/1/98

By:
Name:
Title:

Roger D. Turner, FBO John F. O’Connor, UAD 2/18/00

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Roger D. Turner, FBO Marjorie O’Connor, UAD 8/1/98

By:	/s/ Marjorie O’Connor Turner
Name:	Marjorie O’Connor Turner
Title:	Trustee

Roger D. Turner, FBO William O’Connor, UAD 8/1/98

By:
Name:
Title:

/s/ Paul E. Villani
Paul E. Villani

/s/ Oscar Wasserman
Oscar Wasserman

Stephen R. Weiner

Estate of Leonard J. Weinman

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

/s/ Carroll Weisiger
Carroll Weisiger

/s/ Mary Weisiger
Mary Weisiger

Gerald White, not individually, Trustee U/I/T 11/4/91

By:
Name:
Title:

Lewis White Nonexempt Marital Trust U/T/A dtd 12/29/86

By:
Name:
Title:

Linda White Revocable Trust U/I/T date July 14, 1993

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

Shirley White, not individually, Trustee U/T/A 12/29/86

By:
Name:
Title:

The Arthur D. Wolfcale Revocable Trust

By:
Name:
Title:

Woodbury Family Associates, L.P.

By:	/s/ David C. Bloom
Name:	David C. Bloom
Title:	General Partner

WPJ Holdings Limited Partnership

By:	/s/ Doris Yaffee
Name:	Doris Yaffee
Title:	General Partner

WRC Limited Partnership

By:
Name:
Title:

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

LIMITED PARTNERS (continued)

/s/ Doris Yaffee, Executor
Wallace Yaffee

Louis A. Zarlenga

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

SIMON PROPERTY GROUP, L.P.

SIGNATURE PAGE

EXHIBIT A – LIST OF PARTNERS

NAMES AND ADDRESSES OF AND

OWNERSHIP INFORMATION FOR PARTNERS

Partner Name and Address	Common Units

Edward A. Ahlswede	2715
116 Forest Garden Drive
Youngstown, OH 44512

Alice S. Aikens	30200
1740 Hammond Court
Bloomfield Hills, MI 48234

Robert B. Aikens, Trustee U/A Robert B. Aikens Revocable Trust Dated April 8, 1991	21505
350 N. Old Woodward, Suite 300
Birmingham, MI 48009

William R. Aikens	13053
6565 East Nevada
Detroit, MI 48234

Andrew P. Barowsky	1472
PO Box 1235
Auburn, ME 4210

John A. Bersani	9740
56 Bullard Road
Weston, MA 2493

The Howard and Rene Biel Revocable Trust	9401
1111 23rd Street, NW
Penthouse 1A
Washington, DC 20037

BNW-Rosemont Limited Partnership	4494
676 N. Orleans Street
Chicago, IL 60610

Donald E. Boelke	32571
222 Willowgate Lane
Indianapolis, IN 46260

John Boorn	2323
P.O. Box 477
Seaman, OH 45679

Brightwood Plaza, Inc.	10112
2220 N. Meridian
Indianapolis, IN 46208

Adrian F. Brown	2022
11140 E. 106th Street
Fishers, IN 46038

Leonard I. Brumberg	14999
650 Park Avenue, Apt. 10C
New York, NY 11566

1

Partner Name and Address	Common Units

Lee Ann Bullough, as Trustee of the Lee Ann Bullough Trust dated 7/1/03, as amended	57638
897 Gray Rd.
Traverse City, MI 49686

Shane H. Bullough Trust	88193
6699 Peninsula Drive
Traverse City, MI 49686

Marie Izzo Cartwright	3505
6129 Leffingwell Rd.
Canfield, OH 44406

Catherine F. Cary	2053
P.O. Box 673
West Falmouth, MA 2574

Margaret Ellen Castruccio	846
1800 Avenue of the Stars, Suite 900
Los Angeles, CA 90067

Mary Elizabeth Castruccio	845
1800 Avenue of the Stars, Suite 900
Los Angeles, CA 90067

Castruccio Revocable Trust	30582
1800 Avenue of the Stars, Suite 900
Los Angeles, CA 90067

Catherine Ann Chao	11626
207 East 62nd St.
New York, NY 10021

Leslie T. Chao	98988
207 East 62nd St.
New York, NY 10021

Irwin Chase	21564
One Ann & Hope Way
Cumberland, RI 2864

Samuel N. Chase	21563
One Ann & Hope Way
Cumberland, RI 2864

Chase Arsenal Partners	126710
One Ann & Hope Way
Cumberland, RI 2864

2

Partner Name and Address	Common Units

Paul J. Choquette, Jr.	8215
57 Forge Road
East Greenwich, RI 2818

William H. Choquette	4108
7704 Glendale Road
Chevy Chase, MD 20815

Jean Gilbane Cole	1142
22 Bridgham Farm Road
Providence, RI 2916

Harry E. Connors, Jr.	8789
2641 South Lipkey Road
North Jackson, OH 44451

Irwin Blitt, not individually, James Copaken Trust 12/27/76	15
1100 Walnut St., Suite 2000
Kansas City, MO 64106

Trustee U/I/T Jon Copaken dated December 7, 2001	15
1100 Walnut St., Suite 2000
Kansas City, MO 64106

Keith Copaken	15
1100 Walnut St., Suite 2000
Kansas City, MO 64106

Lois Copaken, not individually, Revocable Trust 10/24/79	360
1100 Walnut St., Suite 2000
Kansas City, MO 64106

Paul Copaken, not individually, Revocable Trust 10/24/79	1989
1100 Walnut St., Suite 2000
Kansas City, MO 64106

Cordish SPG Investments, Inc.	44944
601 E. Pratt St., #600
Baltimore, MD 21202

Kristi Crowe Trust	20460
17677 West Spring Lake Road
Spring Lake, MI 49456

Martin Crowe Trust	20460
17677 West Spring Lake Road
Spring Lake, MI 49456

David H. Curl Revocable Trust utd 11/28/1998	8269
3848 Blue Water Court
Powell, OH 43065

3

Partner Name and Address	Common Units

Judith A. Curl Revocable Trust utd 11/28/1998	8000
3848 Blue Water Court
Powell, OH 43065

D & J Partnership	54953
10555 Hussey Lane
Carmel, IN 46032

The Davenport Family Trust	5431
3675 Mercedes Place
Canfield, OH 44406

Lisa Marie DeBartolo Revocable Trust	134372
15436 N. Florida Ave., Suite 200
Tampa, FL 33613

Nicole Anne DeBartolo Revocable Trust	134372
15436 N. Florida Ave., Suite 200
Tampa, FL 33613

Tiffanie Lynn DeBartolo Revocable Trust	134372
15436 N. Florida Ave., Suite 200
Tampa, FL 33613

DeBartolo LLC	750000
15436 N. Florida Ave., Suite 200
Tampa, FL 33613

DeBartolo III, LLC	1250000
15436 N. Florida Ave. Suite 200
Tampa, FL 33613

Alice M. DeFranco	4540
59 Witherell Drive
Sudbury, ME 1776

Joseph C. DeFranco	13622
59 Witherell Drive
Sudbury, MA 1776

Frank d’Oleire	1717
Am Tanneneck 15
40667 Meerbusch, GERMANY

James L. Donofrio	8968
1387 St. Albans
Youngstown, OH 44511

Irene Dreiseszun, not individually, Restated Trust 6/3/94	496
8608 Reinhardt Lane
Shawnee, KS 66206

4

Partner Name and Address	Common Units

Richard J. Dreiseszun Trust 12/18/76	737
5600 West 95th, Ste. 310
Overland Park, KS 66207

S.W. Dreiseszun, not individually, Restated Trust 6/3/94	496
8608 Reinhardt Lane
Shawnee, KS 66206

Dreiseszun Grandchildren Trust 10/28/76	15
5600 West 95th, Ste. 310
Overland Park, KS 66207

EJDC II, LLC	2350000
15436 N. Florida Ave. Suite 200
Tampa, FL 33613

EJDC III, LLC	1523963
15436 N. Florida Ave. Suite 200
Tampa, FL 33613

EJDC IV, LLC	823964
15436 N. Florida Ave. Suite 200
Tampa, FL 33613

EJDC V, LLC	700000
15436 N. Florida Ave. Suite 200
Tampa, FL 33613

S. Cody Engle	620
610 West Belden Avenue
Chicago, IL 60614

Peter Ernstmeier	3776
CO Frau Madleen S Dintner
Boernsener WEG 60
21521 Wohltorf, GERMANY

David N. Eskenazi	11236
2220 N. Meridian
Indianapolis, IN 46208

Dori L. Eskenazi	11236
2220 N. Meridian
Indianapolis, IN 46208

Sandra A. Eskenazi	11236
2220 N. Meridian
Indianapolis, IN 46208

Sidney D. Eskenazi	19011
2220 N. Meridian
Indianapolis, IN 46208

5

Partner Name and Address	Common Units

Charles C.G. Evans, Jr.	10002
6112 Twin Point Cove Rd.
Cambridge, MD 21613

Daniel R. Farhat Trust	19246
2486 Barnsbury Road
East Lansing, MI 48823

Patrice M. Farhat Trust	20460
2486 Barnsbury Road
East Lansing, MI 48823

Patrick J. Finerty	6182
9162 Hollow Pine Dr.
Bonita Springs, FL 34135

Stephen R. Karp and Nancy K. Fischman, as Trustees of The Steven S. Fischman 1992 NSM Trust	5520
One Wells Avenue
Newton, MA 2459

Fischman Northshore Partners	5520
One Wells Avenue
Newton, MA 2459

Fischman Rockingham Partners	3117
One Wells Avenue
Newton, MA 2459

Randolph L. Foxworthy	71463
225 W. Washington St.
Indianapolis, IN 46204

The Peter S. Frank Family Trust	12400
8518 Summerland Trail
Poland, OH 44514

Ruth Freed	170143
7564 Noel Road
Indianapolis, IN 46278

Sandra H. Fried Trust U/I/T dated July 25, 1996	368
11111 W. 95th St., Suite 204
Overland Park, KS 66214

William J. Garvey	21200
1118 Laurelwood
Carmel, IN 46032

Jerome L. Gershman	158611
10621 Winterwood
Carmel, IN 46032

6

Partner Name and Address	Common Units

Benjamin Gifford	17500
37 Cascade Road
Stamford, CT 6903

James M. Gilbane	2665
36 Berwick Place
Rumford, RI 2916

John D. Gilbane	2297
428 Pawtucket Avenue
Rumford, RI 2916

Richard T. Gilbane	6542
364 Benefit Street
Providence, RI 2903

Robert V. Gilbane	4791
7 Jackson Walkway
Providence, RI 2903

Thomas F. Gilbane, Jr.	6337
7 Jackson Walkway
Providence, RI 2903

William J. Gilbane, Jr.	6162
7 Jackson Walkway
Providence, RI 2903

Gilbane Properties of Watertown, Inc.	65091
7 Jackson Walkway
Providence, RI 2903

Marjorie Gilbert	12734
3 Purchase Hill Drive
Purchase, NY 10577

Barry M. Ginsburg	4011
7010 S.E. Harbor Circle
Stuart, FL 34996

Howard A. Goldenfarb	20434
200 US, Route 1
Scarborough, ME 4074

Great Lakes Mall II, LLC	1852000
15436 N. Florida Ave. Suite 200
Tampa, FL 33613

Great Lakes Mall LLC	3601559
15436 N. Florida Ave., Suite 200
Tampa, FL 33613

7

Partner Name and Address	Common Units

Arthur A. Greenberg, CPA	2120
3771 Melody Street
Mundelein, IL 60060

Lawrence Greenwald	23056
9220 Promontory Rd.
Indianapolis, IN 46236

Merle Z. Gross-Ginsburg	3012
7010 S.E. Harbor Circle
Stuart, FL 34996

Richard H. Hanson	2270
24 Winnocks Neck Road
Scarborough, ME 4074

Gerald D. Hines	27664
2800 Post Oak Blvd. Ste. 5000
Houston, TX 77056

Roland Hopkins	2776
P.O. Box 515
Chester, VT 5143

Stacy C. Hornstein	5275
PO Box 440
Glen Echo, MD 0

J.W. O’Connor and Co., Incorporated	384
535 Madison Avenue, 23rd Floor
New York, NY 10022

JCP Realty, Inc.	2105544
6501 Legacy Dr.
Plano, TX 75024

Monika Jorissen	1901
voern Barkholt 20
22359 Hamburg, GERMANY

Gail Kaltenbacher Trust	80066
101 Eisenhower Pkwy.
Roseland, NJ 7068

Laura J. Kaltenbacher Trust	80065
101 Eisenhower Pkwy.
Roseland, NJ 7068

Philip D. Kaltenbacher Trust	158035
101 Eisenhower Pkwy.
Roseland, NJ 7068

8

Partner Name and Address	Common Units

Unni Kaltenbacher	1291
101 Eisenhower Pkwy.
Roseland, NJ 7068

Unni Kaltenbacher 1999 Marital Trust Agreement	6706
101 Eisenhower Parkway
Roseland, NJ 7068

Allen Kaplan	674
30 Robert Frost Road
Sudbury, MA 1776

Howard A. Kaplan	4813
31 St. James Avenue, Suite 1007
Boston, MA 2116

Kaplan Arsenal Partners	3844
31 St. James Avenue, Suite 1007
Boston, MA 2116

Kaplan Emerald Partners	13133
31 St. James Avenue, Suite 1007
Boston, MA 2116

Kaplan Greendale Partners	2080
31 St. James Avenue, Suite 1007
Boston, MA 2116

Kaplan Square One Partners	15592
31 St. James Avenue, Suite 1007
Boston, MA 2116

Trust A f/b/o Douglass Karp	4879
One Wells Avenue
Newton, MA 2459

Trust A f/b/o Jana Karp	4879
One Wells Avenue
Newton, MA 2459

Stephen R. Karp	61094
One Wells Avenue
Newton, MA 2459

Karp Apple Blossom Partners	136333
One Wells Avenue
Newton, MA 2459

9

Partner Name and Address	Common Units

Karp Arsenal Partners	76744
One Wells Avenue
Newton, MA 2459

Karp Atrium, Inc.	3406
One Wells Avenue
Newton, MA 2459

Karp Emerald Partners	165616
One Wells Avenue
Newton, MA 2459

Karp Liberty Tree Partners	43294
One Wells Avenue
Newton, MA 2459

Irving Katz	67957
10640 Winterwood
Carmel, IN 46032

Dean G. Kissos	3895
6700 Rd. 76
Mt. Gilead, OH 43338

KM Halawa Partners	17707
c/o The McNaughton Group
1288 Ala Moana, Suite 208
Honolulu, HI 96814

Adele Kraft, Kraft Living Trust	9798
432 Pine Dr.
Indianapolis, IN 46260

Gerald Kraft, Kraft Living Trust	220225
432 Pine Dr.
Indianapolis, IN 46260

Helene Kramer Trust 12/18/76	737
5600 West 95th, Ste. 310
Overland Park, KS 66207

Irving Kravitz	5073
7557 East Parkside Drive
Youngstown, OH 44512

Donald K. Kurson	1383
46 Glen Avenue
Newton, MA 2459

William D. Kutlick	1953
6695 Appleridge Circle
Youngstown, OH 44512

10

Partner Name and Address	Common Units

KWLT Holdings LLC	23175
One Wells Avenue
Newton, MA 2459

Jack Lambert Revocable Trust	3098
462 N. Hermosa Dr.
Palm Springs, CA 92262

Donald A. Leeber	981
124 Forseside Road
Cumberland Foreside, ME 4110

Donald Leeber, M.D., Pa Profit Sharing Plan	245
124 Forseside Road
Cumberland Foreside, ME 4110

James P. Lee	10054
7567 William Penn Place
Indianapolis, IN 46256

Peter K. Leeds	5303
4620 Statesmen Drive
Indianapolis, IN 46250

Alexandra Leffers	1206
Deutschherrenstr. 37
53177 Bonn, GERMANY

Charles Leibler	3181
21 Hawthorne Way
Hartsdale, NY 10530

Margaret Ellen Leonard Trust	15776
787 Corte De Encinitas
Camarillo, CA 93010

Thomas R. Leonard 1989 Trust	3712
77 Corte De Encinitas
Camarillo, CA 93010

Albert R. Lepage	490
789 Hotel Road, Box 1085
Auburn, ME 0

Anthony W. Liberati	60835
109 Grouse Lane
Sewickley, PA 15143

T. Barrett Lindsey Trust	16301
4398 Gold Course Drive
Westlake Village, CA 91362

11

Partner Name and Address	Common Units

Gloria Jane Lokiec	759
1362 Glenbrook Lane
Westlake, OH 44145

J. Daniel Lugosch, III	17019
400 Royal Palm Way, Suite 404
Palm Beach, FL 33480

Lugosch Family Trust II	6744
Palm Beach, FL 33480

Helen MacDonald	2053
21 Westford Road
Providence, RI 2906

Bruce Macleod	5252
2 Topsail Lane
Rye, NY 10580

Virginia Mahoney	2053
186 Rumstick Road
Barrington, RI 2806

Joseph R. Mancino	100
3453 Partridge Park
Poland, OH 44514

Trust A f/b/o Jennifer Claire McCabe	723
400 Atlantic Avenue
Boston, MA 2110

Linda M. McCabe	2272
27 Chestnut Street
Weston, MA 2493

Linda M. McCabe, as Trustee of the Linda M. McCabe Revocable Trust- 1984 dated 12/13/84	22603
27 Chestnut Street
Weston, MA 2493

Trust A f/b/o Michael R. McCabe	723
400 Atlantic Avenue
Boston, MA 2110

Deborah Kay and Linda M. McCabe, as Trustees of the William H. McCabe Jr. Rev Trust 1984 dtd12/13/84	14388
27 Chestnut Street
Weston, MA 2493

Trust A f/b/o William H. McCabe, III	723
400 Atlantic Avenue
Boston, MA 2110

12

Partner Name and Address	Common Units

William H. McCabe, Jr., as Trustee of the William H. McCabe Jr. Revocable Trust-1984 dated 12/13/84	22603
27 Chestnut Street
Weston, MA 2493

McCabe Atrium, Inc.	516
27 Chestnut Street
Weston, MA 2493

McCabe Emerald Partners	58526
27 Chestnut Street
Weston, MA 2493

Tamme Simon McCauley Revocable Trust, amended and restated dated 5/12/06	255054
1691 Alta Mura Rd.
Pacific Palisades, CA 90272

Mary Josephine McPherson 1990 Trust	9012
1374 Tamarix St.
Camarillo, CA 93010

Lothar Mehring	2627
Tannenbergstrasse 7
48599 Gronau, GERMANY

Melvin Simon & Associates, Inc.	9885989
225 W. Washington Street
Indianapolis, IN 46204

W. Nicholas Milburn, as Trustee of the Milburn Living Trust dated 11-24-97	6250
4090 Hearthstone Drive
Sarasota, FL 34238

Herbert Miller	8356
c/o Jason D. Smolen
8045 Leesburg Pike, 5th Floor
Vienna, VA 22182

John G. Mitchell	10147
1082 Summit Ave.
Lakewood, OH 44107

Marilyn J. Morgan, not individually, Trustee U/I/T 3/25/93	248
5201 Johnson Drive, Ste. 450
Mission Bank Building
Mission, KS 66201

Mark A. Morgan	496
5201 Johnson Drive, Ste. 450
Mission Bank Building
Mission, KS 66201

13

Partner Name and Address	Common Units

Michael B. Morgan, not individually, Trustee U/T/A 4/22/93	496
5201 Johnson Drive, Ste. 450
Mission Bank Building
Mission, KS 66201

Thomas S. Morgan	496
5201 Johnson Drive, Ste. 450
Mission Bank Building
Mission, KS 66201

James A. Morse Revocable Trust	129055
800 E. Ellis Rd., #168
Muskegon, MI 49441

James A. Morse, Jr. Trust	141849
800 E. Ellis Rd., #168
Muskegon, MI 49441

Leah Rae Morse Revocable Trust	133224
800 E. Ellis Rd., #168
Muskegon, MI 49441

Robert J. Morse Trust	21646
800 E. Ellis Rd., #168
Muskegon, MI 49441

David G. Mugar	9125
222 Berkeley Street
Boston, MA 2114

NED Rockingham, Inc.	3251
One Wells Avenue
Newton, MA 2459

Harry H. Nick	23540
521 Seneca Road
Great Falls, VA 22066

NIDC LLC	1905236
15436 N. Florida Ave., Suite 200
Tampa, FL 33613

Northeast Properties, LLC	1223391
225 W. Washington Street
Indianapolis, IN 46204

Roger D. Turner, FBO Catherine O’Connor, UAD 8/1/98	58
535 Madison Avenue, 23rd Floor
New York, NY 10022

Roger D. Turner, FBO Christopher O’Connor UAD 8/1/98	58
293 Pondfield Road
Bronxville, NY 10708

14

Partner Name and Address	Common Units

Jeremiah W. O’Connor, Jr.	1184
293 Pondfield Road
Bronxville, NY 10708

Roger D. Turner, FBO Jeremiah O’Connor III, UAD 8/1/98	58
535 Madison Avenue, 23rd Floor
New York, NY 10022

Joan O’Connor	352
293 Pondfield Road
Bronxville, NY 10708

Roger D. Turner, FBO John F. O’Connor, UAD 2/18/00	58
535 Madison Avenue, 23rd Floor
New York, NY 10022

Roger D. Turner, FBO Marjorie O’Connor, UAD 8/1/98	58
4 Holmewood Lane
New Canaan, CT 6840

Roger D. Turner, FBO William O’Connor, UAD 8/1/98	58
535 Madison Avenue, 23rd Floor
New York, NY 10022

O’Connor Retail Partners, L.P.	38820
535 Madison Avenue, 23rd Floor
New York, NY 10022

O’Connor White Plains Corp.	5528
535 Madison Avenue, 23rd Floor
New York, NY 10022

Robert J. O’Halloran	496
5600 West 95th, Ste. #310
Overland Park, KS 66207

Elizabeth Ann Owings, Trustee of the Loren C. Owings 1990 Exemption Trust	7544
45200 Fern Drive
Mendocino, CA 95460

Elizabeth Ann Owings, Trustee of the Loren C. Owings 1990 Survivor’s Trust	8229
45200 Fern Drive
Mendocino, CA 95460

Jane G. Petzold, Trustee of the Jane G. Petzold Trust u/a dated September 13, 1984	6162
900 South Oxford Road
Grosse Point, MI 48236

15

Partner Name and Address	Common Units

John E. Phelan	10000
15 Cobblefield Lane
White Plains, NY 10605

Rolland B. Pincus	1277
5630 Wisconsin Avenue, Unit 1207
Chevy Chase, MD 0

Stephen Platz	3601
4021 Via Cassia
Poland, OH 44514

Plumeri Apple Blossom Partners	35257
120C Seaver Street, Unit 301
Brookline, MA 2445

Plumeri Emerald Partners	35489
120C Seaver Street, Unit 301
Brookline, MA 2445

Kim Rieck	7788
3574 Head of Pond Road
New Albany, OH 43054

Sheli Z. Rosenberg	2120
1040 N. Lake Shore Dr., Apt. 33A
Chicago, IL 60611

Peter J. Rubin	981
39 Kirkwood Road
Scarborough, ME 4074

Glenn Rufrano	23655
3112 Shore Road
Belmore, NY 11710

S.F.G. Company, LLC	6606200
225 W. Washington Street
Indianapolis, IN 46204

Eugenia Castruccio Salamon	846
10101 Lovelane Place
Los Angeles, CA 90064

Ronald P. and Theresa M. Salerno	8233
10217 Martinhoe Drive
Vienna, VA 22181

Samstock/Alpha, L.L.C.	30685
Two North Riverside Plaza, Suite 700
Chicago, IL 60606

16

Partner Name and Address	Common Units

Samstock/SZRT, L.L.C.	3161
Two North Riverside Plaza, Suite 700
Chicago, IL 60606

Samstock/ZFT, L.L.C.	63731
Two North Riverside Plaza, Suite 700
Chicago, IL 60606

Samstock/ZGPI, L.L.C.	3160
Two North Riverside Plaza, Suite 700
Chicago, IL 60606

Kenneth N. Schultz	790
9032 Greymonte Circle
Gulfport, MS 39503

James Sebastian	759
3840 Villa Rosa Dr.
Canfield, OH 44406

Sanford Shkolnik	4241
503 West Wellington
Chicago, IL 60657

N. Barrie Shore	32362
245 Waterman Street, Suite 406
Providence, RI 2906

A. Shirley Sikora	3132
7 Grass Street
Homosassa, FL 34446

David E. Simon	767819
10555 Hussey Lane
Carmel, IN 46032

Irwin Katz, 8/4/70 Trust - David Simon	726601
P.O. Box 40857
Indianapolis, IN 46240

Deborah J. Simon	767820
950 Laurelwood
Carmel, IN 46032

Irwin Katz, Trust 8/4/70 Trust - Deborah Simon	726601
P.O. Box 40857
Indianapolis, IN 46240

Herbert Simon Family Trust, LLP	502080
P.O. Box 40857
Indianapolis, IN 46240

17

Partner Name and Address	Common Units

Herbert Simon Revocable Trust Dated March 4, 2004	5179414
225 W. Washington Street
Indianapolis, IN 46207

The Melvin Simon Family Enterprises Trust	6374113
225 W. Washington Street
Indianpolis, IN 46204

Simon Property Group, Inc.	221681494
225 W. Washington St.
Indianapolis, IN 46204

The Karam D. Skaff Trust - 1988 Grantor Trust	14726
675 Longboat Club Road, 23A
Longboat Key, FL 34228

Cynthia Simon Skjodt	767819
9910 Towne Road
Carmel, IN 46032

Irwin Katz, 8/4/70 Trust - Cynthia Simon Skjodt	726601
P.O. Box 40857
Indianapolis, IN 46240

Cheryl M. Smallbone Trust	26842
1625 Sunset Pointe Drive
Muskegon, MI 49441

Steven W. Smallbone Trust	23428
1625 Sunset Pointe Drive
Muskegon, MI 49441

Richard S. Sokolov	60835
7763 Silver Fox Drive
Youngstown, OH 44512

Gerald Spector	2120
Two North Riverside Plaza, Suite 400
Chicago, IL 60606

Anne Conway Sweeney	9432
104 Yardley Ct.
Bossier City, LA 71111

Donald Tanselle	7500
2467 East US 136
Pittsboro, IN 46167

The Retail Property Trust	12965809
225 W. Washington St.
Indianapolis, IN 46204

18

Partner Name and Address	Common Units

Marjorie Alpert Torgan	21563
One Ann & Hope Way
Cumberland, RI 2864

The Trustee u/a/d 7/14/80 and 12/5/81	509
293 Pondfield Road
Bronxville, NY 10708

Paul E. Villani	3498
7877 Eagle Road
Kirtland, OH 44094

Oscar Wasserman	7931
19955 NE 38th Court, #1105
Aventura, FL 0

Stephen R. Weiner	61551
1330 Boylston Street
Chestnut Hill, MA 2467

Estate of Leonard J. Weinman	6295
449 Bent Tree Lane
Indianapolis, IN 46260

Carroll Weisiger	5289
600 East 96th Street, Suite 150
Indianapolis, IN 46240

Mary Weisiger	500
8 Lionel Court, Wargrave Road
Twyford, Berkshire
RG10 9WD, ENGLAND

Gerald White, not individually, Trustee U/I/T 11/4/91	368
11111 W. 95th, Suite 204
Overland Park, KS 66214

Shirley White & Paul Copaken, Trustees of the Lewis White Nonexempt Marital Trust U/T/A dtd 12/29/86	184
11111 W. 95th St., Suite 214
Overland Park, KS 66214

Linda White Revocable Trust U/I/T date July 14, 1993	368
11111 W. 95th St., Suite 204
Overland Park, KS 66214

Shirley White, not individually, Trustee U/T/A 12/29/86	184
11111 W. 95th St., Suite 204
Overland Park, KS 66214

19

Partner Name and Address	Common Units

The Arthur D. Wolfcale Revocable Trust	1519
6460 Leffingwell Rd.
Canfield, OH 44406

Woodbury Family Associates, L.P.	1483995
105 Eisenhower Pkwy.
Roseland, NJ 7068

WPJ Holdings Limited Partnership	1452
50 Kearney Rd., Suite 7
Needham, MA 2494

WRC Limited Partnership	29213
1150 Conneticut Ave., NW, Suite 900
Washington, DC 20036

Wallace Yaffee	8227
50 Kearney Rd., Suite 7
Needham, MA 2494

Marie DeBartolo York	30000
c/o Jeannine Cerimele
7620 Market Street
Youngstown, OH 44512

Louis A. Zarlenga	6023
60 Timber Run Court
Canfield, OH 44406

20

EXHIBIT B – GP PREFERRED UNIT DESIGNATIONS

CERTIFICATE OF DESIGNATION

OF

6.50% SERIES B CONVERTIBLE PREFERRED UNITS

OF

SIMON PROPERTY GROUP, L.P.

Pursuant to Articles 4.3(c) and 9.4 of the Seventh Amended and Restated Limited Partnership Agreement of Simon Property Group, L.P. (the “Operating Partnership”);

WHEREAS, Simon Property Group, Inc. (the “Corporation”) has issued 5,000,000 shares of 6.50% Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”); and

WHEREAS, in accordance with the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Partnership Agreement”), the Corporation has made a contribution of certain assets and liabilities to the Operating Partnership or its subsidiaries in exchange for preferred units having substantially the same economic rights and terms of the Series B Convertible Preferred Stock;

NOW THEREFORE, the Corporation, the managing general partner of the Operating Partnership (in such capacity, the “Managing General Partner”), hereby designates a series of preferred units and fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such preferred units, as follows:

SECTION 1.  Designation and Number.  The units of such series shall be designated “6.50% Series B Convertible Preferred Units” (the “Series B Convertible Preferred Units”) . The authorized number of shares of Series B Convertible Preferred Units shall be 5,000,000. Each share of Series B Convertible Preferred Stock, as it relates to a single Series B Convertible Preferred Unit, shall be deemed the “Related Issue” hereunder.

SECTION 2.  Distributions.  The holders of Series B Convertible Preferred Units, in preference to the holders of Partnership Units of the Operating Partnership (the “Common Units”), any other series of Preferred Units ranking junior to the Series B Convertible Preferred Units either as to distributions or upon liquidation, dissolution or winding up (“Junior Preferred Units”) or any other class or series of units of the Operating Partnership ranking junior to the Series B Convertible Preferred Units either as to distributions or upon liquidation, dissolution or winding-up (“Other Junior Units”), shall be entitled to receive an amount equal to the aggregate dividends payable on the Related Issue at the times such dividends are paid. For this purpose, the aggregate dividends payable on the Related Issue shall be determined by assuming that adequate cash and earnings are available to the Corporation for the payment of any dividends required to be paid with respect to the Related

1

Issue. The Series B Convertible Preferred Units shall, with respect to allocations and distributions pursuant to Article VI of the Partnership Agreement, rank (A) junior to any other series of Preferred Units hereafter duly established, the terms of which shall specifically provide that such series shall rank prior to the Series B Convertible Preferred Units as to distributions and redemption rights, (B) pari passu with any other series of Preferred Units hereafter duly established, the terms of which shall specifically provide that such series shall rank pari passu with the Series B Convertible Preferred Units as to distributions and redemption rights and (C) prior to the Common Units, Junior Preferred Units and any Other Junior Units.

SECTION 3.  Conversion. (a) General.  On the terms and subject to the conditions of the Series B Convertible Preferred Stock Certificate of Designation (filed with the Corporation’s charter documents in the State of Delaware), the Series B Convertible Preferred Stock may be converted into shares of Common Stock, par value $.0001 per share, of the Corporation (‘Common Stock”). The Series B Convertible Preferred Units shall be converted into Common Units at the time, at the conversion price and in such number as the Related Issue is converted into Common Stock. Common Units issuable upon the conversion of Series B Convertible Preferred Units shall be deemed “Conversion Units” hereunder.

(b)            Warrants Issued for Fractional Conversion Units.  No fractional Conversion Units or scrip representing fractions of Conversion Units shall be issued upon conversion of Series B Convertible Preferred Units. If a fractional Conversion Unit is otherwise deliverable to a converting holder upon a conversion of Series B Convertible Preferred Units, the Operating Partnership shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest 1/1000th of a unit, to be computed using the current market price of a share of Common Stock on the date of conversion, determined in accordance with subparagraph 4(11) of the Series B Convertible Preferred Stock Certificate of Designation.

(c)            Payment of Taxes.  The Operating Partnership shall pay all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of securities on conversion of the Series B Convertible Preferred Units; provided, however, that (i) the Operating Partnership shall not be required to pay any tax to the extent payable in respect of any transfer involved in the issue or delivery of securities in a name other than that of the holder of Series B Convertible Preferred Units to be converted and (ii) no such issue or delivery shall be made unless and until such holder has paid to the Operating Partnership the amount of any tax described in clause (i) payable in respect of the units of such holder or has established, to the satisfaction of the Operating Partnership, that such tax has been paid or provided for.

SECTION 4.  Status of Converted or Redeemed Series B Convertible Preferred Units. Upon any conversion or any redemption, repurchase or other acquisition by the Operating Partnership of Series B Convertible Preferred Units, the Series B Convertible Preferred Units so converted, redeemed, repurchased or acquired shall be retired and canceled.

SECTION 5.  Redemption. Upon the redemption of any shares of the Related Issue,

2

the Operating Partnership shall redeem an equal number of Series B Convertible Preferred Units for a redemption price per unit equal to the redemption price per share of the Related Issue, exclusive of any accrued unpaid dividends.

3

CERTIFICATE OF DESIGNATION

OF

8.00% SERIES E CUMULATIVE REDEEMABLE PREFERRED UNITS

OF

SIMON PROPERTY GROUP, L.P.

Pursuant to Articles 4.3(c) and 9.4 of the Seventh Amended and Restated Limited Partnership Agreement of Simon Property Group, L.P. (the “Operating Partnership”);

WHEREAS, Simon Property Group, Inc. (the “Corporation”) has issued 1,000,000 shares of 8.00% Series E Cumulative Redeemable Preferred Stock (the “Series E Cumulative Redeemable Preferred Stock”); and

WHEREAS, in accordance with the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Partnership Agreement”), the Corporation has made a contribution of assets to the Operating Partnership in exchange for preferred units having substantially the same economic rights and terms of the Series E Cumulative Redeemable Preferred Stock.

NOW THEREFORE, the managing general partner of the Operating Partnership (in such capacity, the “Managing General Partner”), has designated a series of preferred units and has fixed the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such preferred units, as follows:

SECTION 1.  Designation and Number.  The units of such series shall be designated “8.00% Series E Cumulative Redeemable Preferred Units” (the “Series E Cumulative Redeemable Preferred Units”).  The authorized number of Series E Cumulative Redeemable Preferred Units shall be 1,000,000.  Each share of Series E Cumulative Redeemable Preferred Stock, as it relates to a single Series E Cumulative Redeemable Preferred Unit, shall be deemed the “Related Issue” hereunder.

SECTION 2.  Distributions.  The holders of Series E Cumulative Redeemable Preferred Units, in preference to the holders of Partnership Units of the Operating Partnership (the “Common Units”), any other series of Preferred Units ranking junior to the Series E Cumulative Redeemable Preferred Units either as to distributions or upon liquidation, dissolution or winding-up (“Junior Preferred Units”) or any other class or series of units of the Operating Partnership ranking junior to the Series E Cumulative Redeemable Preferred Units either as to distributions or upon liquidation, dissolution or winding-up (“Other Junior Units”), shall be entitled to receive an amount equal to the aggregate dividends payable on the Related Issue at the times such dividends are paid.  For this purpose, the aggregate

1

dividends payable on the Related Issue shall be determined by assuming that adequate cash and earnings are available to the Corporation for the payment of any dividends required to be paid with respect to the Related Issue.  The Series E Cumulative Redeemable Preferred Units shall, with respect to allocations and distributions pursuant to Article VI of the Partnership Agreement, rank (A) junior to any other series of Preferred Units hereafter duly established, the terms of which shall specifically provide that such series shall rank prior to the Series E Cumulative Redeemable Preferred Units as to distributions and redemption rights, (B) pari passu with any series of Preferred Units hereafter duly established, the terms of which shall specifically provide that such series shall rank pari passu with the Series E Cumulative Redeemable Preferred Units as to distributions and redemption rights and (C) prior to the Common Units, Junior Preferred Units and any Other Junior Units.

SECTION 3.  Status of Redeemed Series E Cumulative Redeemable Preferred Units.  Upon any redemption, repurchase or other acquisition by the Operating Partnership of Series E Cumulative Redeemable Preferred Units, the Series E Cumulative Redeemable Preferred Units so converted, redeemed, repurchased or acquired shall be retired and canceled.

SECTION 4.  Redemption.  Upon the redemption of any shares of the Related Issue, the Operating Partnership shall redeem an equal number of Series E Cumulative Redeemable Preferred Units for a redemption price per unit equal to the redemption price per share of the Related Issue, exclusive of any accrued unpaid dividends.

2

CERTIFICATE OF DESIGNATION
OF
SERIES H VARIABLE RATE PREFERRED UNITS
OF
SIMON PROPERTY GROUP, L.P.

Pursuant to Articles 4.3(c) and 9.4 of the Seventh Amended and Restated Limited Partnership Agreement of Simon Property Group, L.P. (the “Operating Partnership”):

WHEREAS, on December 15, 2003, Simon Property Group, Inc., a Delaware corporation (the “Corporation”), issued 3,328,540 shares of Series H Variable Rate Preferred Stock, par value $.0001 per share (the “Series H Preferred Stock”); and

WHEREAS, in accordance with the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership, the Corporation will contribute an amount equal to the proceeds of the sale of the Series H Preferred Stock to the Operating Partnership in exchange for preferred units having substantially the same economic rights and terms as the Series H Preferred Stock; and

WHEREAS, the Corporation, as the general partner of the Operating Partnership (in such capacity, the “General Partner”) wishes to designate as of December 15, 2003, the terms of the preferred units having substantially the same economic rights and terms as the Series H Preferred Stock.

NOW THEREFORE, the Corporation, as general partner of the Operating Partnership (in such capacity, the “General Partner”), hereby designates a series of preferred units and fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such preferred units, as follows:

Designation and Number.  The units of such series shall be designated “Series H Variable Rate Preferred Units” (the “Series H Preferred Units”).  The authorized number of Series H Preferred Units shall be 3,328,540.  Each share of Series H Preferred Stock, as it relates to a single Series H Preferred Unit, shall be deemed the “Related Issue” hereunder.

Distributions.  The holders of Series H Preferred Units, in preference to the holders of Partnership Units (as that term is defined in the Partnership Agreement) of the Operating Partnership (the “Common Units”), any other series of Preferred Units ranking junior to the Series H Preferred Units either as to distributions or upon liquidation, dissolution or winding-up (“Junior Preferred Units”) or any other class or series of units of the Operating Partnership ranking junior to the Series H Preferred Units either as to distributions or upon liquidation, dissolution or winding-up (“Other Junior Units”), shall be entitled to receive as distributions an amount equal to the aggregate dividends payable on the Related Issue at the times such dividends are paid.  For this purpose, the aggregate dividends payable on the Related Issue shall be determined by assuming that adequate cash and earnings are available to the Corporation for the payment of any dividends required to be

1

paid with respect to the Related Issue.  The Series H Preferred Units shall, with respect to allocations and distributions pursuant to Article VI of the Partnership Agreement, rank (A) junior to any other series of Preferred Units hereafter duly established, the terms of which shall specifically provide that such series shall rank prior to the Series H Preferred Units as to distributions and redemption rights, (B) pari passu with any series of Preferred Units hereafter duly established, the terms of which shall specifically provide that such series shall rank pari passu with the Series H Preferred Units as to distributions and redemption rights and (C) prior to the Common Units, Junior Preferred Units and any Other Junior Units.

Status of Redeemed Series H Preferred Units.  Upon any redemption, repurchase or other acquisition by the Operating Partnership of Series H Preferred Units, the Series H Preferred Units so converted, redeemed, repurchased or acquired shall be retired and canceled.

Redemption.  Upon the redemption of any shares of the Related Issue, the Operating Partnership shall redeem an equal number of Series H Preferred Units for a redemption price per unit equal to the redemption price per share of the Related Issue, exclusive of any accrued unpaid dividends.

2

CERTIFICATE OF DESIGNATION
OF
8 3/8% SERIES J CUMULATIVE REDEEMABLE PREFERRED UNITS
OF
SIMON PROPERTY GROUP, L.P.

Pursuant to Article 4.3(c) of the Seventh Amended and Restated Limited Partnership Agreement of Simon Property Group, L.P. (the “Operating Partnership”):

WHEREAS, it is currently contemplated that, pursuant to the Agreement and Plan of Merger, dated June 20, 2004, (the “Agreement of Merger”) between Simon Property Group, Inc. (the “Corporation”), the Operating Partnership, Simon Acquisition I, LLC, (“Merger Sub”), an indirect wholly owned subsidiary of the Corporation, Simon Acquisition II, LLC (“L.P. Merger Sub”), an indirect wholly owned subsidiary of the Corporation, Chelsea Property Group, Inc., (“Chelsea”), and CPG Partners, L.P., (“Chelsea L.P.”), each holder of 8 3/8% Series A Cumulative Redeemable Preferred Stock of Chelsea will receive one share of 8 3/8% Series J Cumulative Redeemable Preferred Stock of the Corporation (the “Series J Preferred Stock”);

WHEREAS, the Corporation, in its capacity as the managing general partner of the Operating Partnership (in such capacity, the “Managing General Partner”), has determined that it is in the best interests of the Operating Partnership and its partners to designate a new series of preferred units of the Operating Partnership having substantially the same powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as the Series J Preferred Stock, as set forth herein;

NOW, THEREFORE, in accordance with the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated as of August 27, 1999, by and among the Corporation, as managing general partner, SD Property Group, Inc., as a non-managing general partner, SPG Properties, Inc., as a non-managing general partner, and the limited partners named therein (as amended, the “Partnership Agreement”), the Managing General Partner hereby designates a series of preferred units and fixes the designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a new series of preferred units as follows:

SECTION. 1.          Designation.  The series of preferred units are hereby designated as the “8 3/8% Series J Cumulative Redeemable Preferred Units” (the “Series J Preferred Units”).  Each share of Series J Preferred Stock, as it relates to a single Series J Preferred Unit, shall be deemed the “Related Issue” hereunder.

SECTION. 2.          Number.  The maximum number of authorized units of the Series J Preferred Units shall be 1,000,000.

SECTION. 3.          Relative Seniority.  In respect of rights to receive distributions and to participate in distributions of payments in the event of any liquidation, dissolution or winding up of the Operating Partnership, the Series J Preferred Units shall rank (i) senior to the

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Partnership Units (the “Common Units”) and any other class or series of units of the Operating Partnership which, by their terms rank junior to the Series J Preferred Units (collectively, “Junior Units”), (ii) on a parity with all other Preferred Units of the Operating Partnership which are not by their terms Junior Units or Senior Units, and (iii) junior to any Preferred Units which by their terms rank senior to the Series J Preferred Units (collectively, “Senior Units”) and were issued in accordance with Section 7 below.

SECTION. 4.          Distributions.

(a)           The holders of the then outstanding Series J Preferred Units shall be entitled to receive an amount equal to the dividends payable per share on the Related Issue at the times such dividends are paid.

(b)           Except as otherwise expressly provided herein, the Series J Preferred Units will not be entitled to any distributions in excess of the distributions as described above and shall not be entitled to participate in the earnings or assets of the Operating Partnership, and no interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series J Preferred Units which may be in arrears.

(c)           Any distribution made on the Series J Preferred Units shall first be credited against the earliest accumulated but unpaid distribution due with respect to such units which remains payable.

(d)           No distributions on the Series J Preferred Units shall be authorized, paid or set apart for payment by the Operating Partnership at such time as the terms and provisions of any agreement of the Operating Partnership, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law.

(e)           No distributions shall be declared or paid or set apart for payment on any equity interests of the Operating Partnership ranking, as to distributions, on a parity with or junior to the Series J Preferred Units for any period unless full cumulative distributions pursuant to Section 3(a) hereof have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment therefor set apart for such payment on the Series J Preferred Units for all past Dividend Periods (as defined in the Certificate of Designation of the Related Issue) and the then current Dividend Period.  When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series J Preferred Units and any other Preferred Units ranking on a parity as to distributions with the Series J Preferred Units, all distributions declared on the Series J Preferred Units and any Preferred Units ranking on a parity as to distributions with the Series J Preferred Units shall be declared pro rata so that the amount of distributions declared per Series J Preferred Unit and such other Preferred Units shall in all cases bear to each other the same ratio that accumulated distributions per Series J Preferred Units and such other Preferred Units bear to each other.

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(f)            Except as provided in subparagraph (e), unless full cumulative distributions on the Series J Preferred Units have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment therefor set apart for such payment on the Series J Preferred Units for all past Dividend Periods and the then current Dividend Period, no distributions (other than in Junior Units) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Junior Units or any other equity interest of the Operating Partnership ranking on a parity with the Series J Preferred Units as to distributions or upon liquidation, nor shall any Junior Units or any other capital stock of the Operating Partnership ranking on a parity with the Series J Preferred Units as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration  (or any moneys be paid or made available for a sinking fund for the redemption of such units) by the Operating Partnership (except by conversion into or exchange for other Junior Units).

SECTION. 5.          Liquidation Rights.

(a)           Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation or the Operating Partnership (a “liquidation”), the holders of the Series J Preferred Units then outstanding shall be entitled to receive in cash or property (at its fair market value determined by the Managing General Partner of the Operating Partnership) and to be paid out of the assets of the Operating Partnership legally available for distribution to its partners, before any payment or distribution shall be made on any Junior Units, the amount of $50.00 per unit, plus accumulated and unpaid distributions, if any, thereon to and including the date of liquidation.

(b)           After the payment to the holders of the Series J Preferred Units of the full liquidation amounts provided for in paragraph (a), the holders of the Series J Preferred Units, as such, shall have no right or claim to any of the remaining assets of the Operating Partnership.

(c)           If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Operating Partnership, the amounts payable with respect to the preference distributions on the Series J Preferred Units and each other series of Preferred Units of the Operating Partnership ranking, as to liquidation rights, on a parity with the Series J Preferred Units are not paid in full, the holders of the Series J Preferred Units and any other Preferred Units of the Operating Partnership ranking, as to liquidation rights, on a parity with the Series J Preferred Units shall share ratably in any such distribution of assets of the Operating Partnership in proportion to the full respective preference amounts to which they would otherwise be respectively entitled.

(d)           Neither the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Operating Partnership, nor the merger or consolidation of the Operating Partnership into or with any other entity or the merger or consolidation of any other entity into or with the Operating Partnership, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

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SECTION. 6.          Redemption.  Upon the redemption of any shares of the Related Issue, the Operating Partnership shall redeem an equal number of Series J Preferred Units for a redemption price per unit equal to the redemption price per share of the Related Issue, exclusive of any accrued unpaid dividends.  The Series J Preferred Units have no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions, except as provided for in Section 9 below.

SECTION. 7.          Voting Rights.

(a)           The holders of record the Series J Preferred Units shall not be entitled to any voting rights except as hereinafter provided in this Section 7, as otherwise provided in the Partnership Agreement, or as otherwise provided by law.

(b)           So long as any Series J Preferred Units remain outstanding, the Operating Partnership will not, without the affirmative vote or consent of the holders of at least two-thirds of the Series J Preferred Units outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of units ranking senior to the Series J Preferred Units with respect to the payment of distributions or the distribution of assets upon liquidation, dissolution or winding up of the Operating Partnership or reclassify any authorized units of the Operating Partnership into such units, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such units; or (ii) amend, alter or repeal the provisions of the Partnership Agreement, including this Certificate of Designation, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series J Preferred Units or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series J Preferred Units remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event the Operating Partnership may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of Series J Preferred Units; and provided, further, that (x) any increase in the amount of the authorized Preferred Units or the creation or issuance of any other series of Preferred Units, or (y) any increase in the amount of authorized Series J Preferred Units, in each case ranking on a parity with or junior to the Series J Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

(c)           The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote or consent would otherwise be required shall be effected, all outstanding Series J Preferred Units shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

(d)           On each matter submitted to a vote of the holders of Series J Preferred Units in accordance with this Section 7, or as otherwise required by law, each Series J Preferred Unit shall be entitled to one vote.  With respect to each Series J Preferred Unit, the

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holder thereof may designate a proxy, with each such proxy having the right to vote on behalf of the holder.

SECTION. 8.          Conversion.  The Series J Preferred Units are not convertible into or exchangeable for any other property or securities of the Operating Partnership.

SECTION. 9.          Restrictions On Ownership.  The Series J Preferred Units shall be subject to the restrictions on transfer set forth in Sections 9.3 and 9.5 of the Partnership Agreement as if such units were “Partnership Units”.  Any transfer or attempted transfer (direct or indirect) in violation of the provisions of this Section 9 shall be null and void.

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CERTIFICATE OF DESIGNATION

OF

6% SERIES I CONVERTIBLE PERPETUAL PREFERRED UNITS

OF

SIMON PROPERTY GROUP, L.P.

Pursuant to Articles 4.3(c) and 9.4 of the Seventh Amended and Restated Limited Partnership Agreement of Simon Property Group, L.P. (the “Operating Partnership”);

WHEREAS, it is currently contemplated that, pursuant to the Agreement and Plan of Merger, dated June 20, 2004, (the “Agreement of Merger”) between Simon Property Group, Inc. (the “Corporation”), the Operating Partnership, Simon Acquisition I, LLC, (“Merger Sub”), a wholly owned subsidiary of the Corporation, Simon Acquisition II, LLC (“L.P. Merger Sub”), an indirect wholly owned subsidiary of the Corporation, Chelsea Property Group, Inc., (the “Chelsea”), and CPG Partners, L.P., (“Chelsea L.P.”), each holder of a common unit of Chelsea L.P. will receive, in a transaction intended to qualify for non-recognition of any taxable gain or loss to such holder under Section 721(a) of the Internal Revenue Code, 0.6459 of a common partnership interest in the Operating Partnership and 0.6600 of a 6% Series I Convertible Perpetual Preferred Unit (as defined below) of the Operating Partnership, either upon a contribution of such common units of Chelsea L.P. or upon completion of a merger of L.P. Merger Sub with and into Chelsea L.P.;

WHEREAS, the Corporation, in its capacity as the managing general partner of the Operating Partnership (in such capacity, the “Managing General Partner”), has agreed to designate a series of preferred partnership units having the powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as set forth herein;

WHEREAS, the Managing General Partner has determined that it is in the best interests of the Operating Partnership and its partners to designate a new series of preferred units of the Operating Partnership;

NOW, THEREFORE, in accordance with the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated as of August 27, 1999, by and among the Corporation, as managing general partner, SD Property Group, Inc., as a non-managing general partner, SPG Properties, Inc., as a non-managing general partner, and the limited partners named therein (as amended, the “Partnership Agreement”), the Managing General Partner hereby designates a series of preferred units and fixes the designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a new series of preferred units as follows:

SECTION 1.  Number and Designation.  19,000,000 units of preferred units of the Operating Partnership shall be designated as the “6% Series I Convertible Perpetual Preferred Units” (the “Series I Preferred Units”).

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SECTION 2.  Certain Definitions.  As used in this Certificate, the following terms shall have the meanings defined in this Section 2. Any capitalized term not otherwise defined herein shall have the meaning set forth in the Partnership Agreement, unless the context otherwise requires:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board of Directors” means the board of directors of the Corporation.

“Business Day” means any day other than a Saturday, Sunday or a day on which state or U.S. federally chartered banking institutions in New York, New York are not required to be open.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

“Certificate” means this Certificate of Designation.

“Change of Control” means the occurrence of any of the following events:

(a)           any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquires beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, through a purchase, merger or other acquisition transaction, of more than 50% of the total voting power of the Corporation’s total outstanding voting stock other than an acquisition by the Corporation, any of its subsidiaries or any of the Corporation’s employee benefit plans;

(b)           the Corporation consolidates with, or merges with or into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Corporation, other than: (i) any transaction pursuant to which holders of the Corporation’s Capital Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, more than 50% of the total voting power of all shares of Capital Stock entitled to vote generally in the election of directors of the continuing or surviving person immediately after the transaction

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and (ii) any merger solely for the purpose of changing the Corporation’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity;

(c)           during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Corporation (together with any new directors whose election to such Board of Directors of the Corporation, or whose nomination for election by the stockholders of the Corporation, was approved by a vote of a majority of the directors of the Corporation then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Corporation then in office; or

(d)           the Corporation adopts a plan of liquidation or dissolution.

“Change of Control Purchase Date” shall have the meaning assigned to it in Section 11(a) hereof.

“Closing Sale Price” of the shares of Common Stock or other Capital Stock or similar equity interests on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which shares of Common Stock or such other Capital Stock or similar equity interests are traded or, if the shares of Common Stock or such other capital stock or similar equity interests are not listed on a United States national or regional securities exchange, as reported by Nasdaq or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Board of Directors of the Corporation shall be entitled to determine the Closing Sale Price on the basis it considers appropriate, which determination shall be conclusive. The Closing Sale Price shall be determined without reference to any extended or after hours trading.

“Common Stock” means any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation.

“Common Units” shall mean the Partnership Units (as defined in the Partnership Agreement).

“Computation Date” shall have the meaning assigned to it in Section 10(c) hereof.

“Conversion Price” per unit of the Series I Preferred Units means, on any date, the Liquidation Preference divided by the Conversion Rate in effect on such date.

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“Conversion Rate” per unit of the Series I Preferred Units means 0.783 of a Common Unit, subject to adjustment pursuant to Section 8 hereof.

“Corporation” shall have the meaning assigned to it in the preamble to this Certificate, and shall include any successor to such Corporation.

“Current Market Price” means the average of the daily Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days ending on the earlier of such date of determination and the day before the ex-date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term “ex-date,” (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

“Distribution Payment Date” means February 28, May 31, August 31 and November 30 of each year, commencing November 30, 2004, or if any such date is not a Business Day, on the next succeeding Business Day.

“Distribution Period” means the period beginning on, and including, a Distribution Payment Date and ending on, and excluding, the immediately succeeding Distribution Payment Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Option” shall have the meaning assigned to it in Section 10(a) hereof.

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s-length transaction.

“Junior Units” shall have the meaning assigned to it in Section 3(a) hereof.

“Liquidation Preference” shall have the meaning assigned to it in Section 5(a) hereof.

“Managing General Partner” shall have the meaning assigned to it in the preamble to this Certificate.

“Notice of Exchange” shall have the meaning assigned to it in Section 10(a) hereof.

“Offered Units” shall have the meaning assigned to it in Section 10(a) hereof.

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“Offered Units Purchase Price” shall have the meaning assigned to it in Section 10(c) hereof.

“Outstanding” means, when used with respect to Series I Preferred Units, as of any date of determination, all Series I Preferred Units outstanding as of such date; provided, however, that, if such Series I Preferred Units are to be redeemed, notice of such redemption has been duly given pursuant to this Certificate and the Redemption Price for such Series I Preferred Units to be redeemed has been paid, then immediately after such Redemption Date such Series I Preferred Units shall cease to be Outstanding; provided further that, in determining whether the holders of Series I Preferred Units have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Series I Preferred Units owned by the Operating Partnership, the Corporation or any of their Affiliates shall be deemed not to be Outstanding.

“Parity Units” shall have the meaning assigned to it in Section 3(b) hereof.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Purchase Price” means an amount equal to 100% of the Liquidation Preference per Series I Preferred Unit being purchased, plus an amount equal to any accumulated and unpaid distributions, if any (whether or not declared), thereon to, but excluding, the Change of Control Purchase Date; provided that if a Change of Control Purchase Date falls after a Record Date and on or prior to the corresponding Distribution Payment Date, the Purchase Price will only be an amount equal to the Liquidation Preference per Series I Preferred Unit being purchased and will not include any amount in respect of distributions declared and payable on such corresponding Distribution Payment Date.

“Record Date” means not more than 60 days and not less than 10 days preceding the applicable Distribution Payment Date, as shall be fixed by the Managing General Partner.

“Redemption Date” means a date that is fixed for redemption of the Series I Preferred Units by the Operating Partnership in accordance with Section 6 hereof.

“Redemption Price” means an amount equal to 100% of the Liquidation Preference per Series I Preferred Unit being redeemed, plus an amount equal to all accumulated and unpaid distributions, if any (whether or not declared), thereon to, but excluding, the Redemption Date; provided that if the Redemption Date shall occur after a Record Date and before the related Distribution Payment Date, the Redemption Price shall be only an amount equal to the Liquidation Preference per Series I Preferred Unit being redeemed and will not include any amount in respect of distributions declared and payable on such corresponding Distribution Payment Date.

“Securities Act” means the Securities Act of 1933, as amended.

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“Senior Units” shall have the meaning assigned to it in Section 3(c) hereof.

“Series I Preferred Stock” means the 6% Series I Convertible Perpetual Preferred Stock of the Corporation.

“Settlement Date” shall have the meaning assigned to it in Section 10(d) hereof.

“6%  Preferred Units” shall have the meaning assigned to it in Section 1 hereof.

“Trading Day” means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on Nasdaq or, if the Common Stock is not quoted on Nasdaq, on the principal other market on which the Common Stock is then traded.

SECTION 3.  Rank.  The Series I Preferred Units shall, with respect to distribution rights and rights upon liquidation, winding-up or dissolution, rank:

(a)           senior to the Common Units and any other equity securities of the Operating Partnership which by their terms expressly provide that such equity securities rank junior to the Series I Preferred Units as to distribution rights and rights on liquidation, winding up and dissolution of the Operating Partnership (together with the Common Units, the “Junior Units”);

(b)           on a parity with any other preferred units which are not by their terms junior or senior to the Series I Preferred Units, including, without limitation, the 6.50% Series B Convertible Preferred Units, 8.00% Series E Cumulative Redeemable Preferred Units, 8 ¾% Series F Cumulative Redeemable Preferred Units, 7.89% Series G Cumulative Step-up Premium Rate Preferred Units, 7.00% Cumulative Convertible Preferred Units, and 8.00% Cumulative Redeemable Preferred Units, which are the only preferred units of the Operating Partnership authorized as of the date hereof (the “Parity Units”); and

(c)           junior to each class or series of units of the Operating Partnership, the terms of which expressly provide that such class or series ranks senior to the Series I Preferred Units as to distribution rights and rights on liquidation, winding-up and dissolution of the Operating Partnership (the “Senior Units”).

SECTION 4.  Distributions.

(a)           Holders of Series I Preferred Units shall be entitled to receive, when, as and if declared by the Managing General Partner, out of funds legally available for the payment of distributions, cash distributions on each unit of Series I Preferred Units at the annual rate of 6% of the Liquidation Preference per unit.  Such distributions shall be payable in arrears in equal amounts quarterly on each Distribution Payment Date, beginning November 30,

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2004, in preference to and in priority over distribution on any Junior Units but subject to the rights of any holders of Senior Units or Parity Units.

(b)           Distributions shall be cumulative from the initial date of issuance or the last Distribution Payment Date for which accumulated distributions were paid, whichever is later, whether or not funds of the Operating Partnership are legally available for the payment of such distributions.  Each such distribution shall be payable to the holders of record of Series I Preferred Units, as they appear on the Operating Partnership’s books and records at the close of business on a Record Date.  Accumulated and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any Distribution Payment Date, to holders of record on such date, not more than 60 days preceding the payment date thereof, as may be fixed by the Managing General Partner.

(c)           Accumulated and unpaid distributions for any past Distribution Period (whether or not declared) shall cumulate at the annual rate of 6% and shall be payable in the manner set forth in this Section 4.

(d)           The amount of distributions payable for each full Distribution Period for the Series I Preferred Units shall be computed by dividing the annual distribution rate by four. The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Series I Preferred Units shall be computed on the basis of 30-day months and a 12-month year. Holders of Series I Preferred Units shall not be entitled to any distributions, whether payable in cash, property or stock, in excess of cumulative distributions, as herein provided, on the Series I Preferred Units.

(e)           No distribution shall be declared or paid, or funds set apart for the payment of any distribution, whether in cash, obligations or units of the Operating Partnership or other property, directly or indirectly, upon any Junior Units or Parity Units, nor shall any units of Junior Units or Parity Units be redeemed, repurchased or otherwise acquired for consideration by the Operating Partnership through a sinking fund or otherwise, unless all accumulated and unpaid distributions (whether or not declared), if any, through the most recent Distribution Payment Date (whether or not there are funds of the Operating Partnership legally available for the payment of distributions) on the Series I Preferred Units and any Parity Units have been paid in full or set apart for payment; provided, however, that, notwithstanding any provisions of this Section 4(e) to the contrary, the Operating Partnership may redeem, repurchase or otherwise acquire for consideration Series I Preferred Units and Parity Units pursuant to a purchase or exchange offer made on the same terms to all holders of such Series I Preferred Units and Parity Units. When distributions are not paid in full, as aforesaid, upon the Series I Preferred Units, all distributions declared on the Series I Preferred Units and any other Parity Units shall be paid either (A) pro rata so that the amount of distributions so declared on the Series I Preferred Units and each such other class or series of Parity Units shall in all cases bear to each other the same ratio as accumulated distributions on the Series I Preferred Units and such class or series of Parity Units bear to each other or (B) on another basis that is at least as favorable to the holders of the Series I Preferred Units entitled to receive such distributions.

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SECTION 5.  Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding-up of the Operating Partnership, whether voluntary or involuntary, before any payment or distribution of the Operating Partnership’s assets shall be made to or set apart for the holders of Junior Units, holders of Series I Preferred Units shall be entitled to receive $50.00 per unit of Series I Preferred Units (the “Liquidation Preference”) plus an amount equal to all distributions (whether or not declared) accumulated and unpaid thereon to the date of final distribution to such holders, but shall not be entitled to any further payment or other participation in any distribution of the assets of the Operating Partnership.  If, upon any liquidation, dissolution or winding-up of the Operating Partnership, the Operating Partnership’s assets, or proceeds thereof, distributable among the holders of Series I Preferred Units are insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series I Preferred Units and any other Parity Units ratably in proportion to the respective amounts that would be payable on such Series I Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full.

(b)           Neither the voluntary sale, conveyance, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Operating Partnership’s property or assets, nor the consolidation, merger or amalgamation of the Operating Partnership with or into any person or the consolidation, merger or amalgamation of any person with or into the Operating Partnership shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Operating Partnership.

(c)           After payment has been made in full to the holders of the Series I Preferred Units, as provided in this Section 5, holders of Series I Preferred Units shall have no right or claim to any remaining assets of the Operating Partnership.

SECTION 6.  Optional Redemption of the Series I Preferred Units.  Units of Series I Preferred Units shall be redeemable by the Operating Partnership in accordance with this Section 6.

(a)           The Operating Partnership may not redeem any Series I Preferred Units before October 14, 2009.  On or after October 14, 2009, the Operating Partnership shall have the option to redeem, subject to Section 6(g) hereof, for cash only (i) some or all the Series I Preferred Units at the Redemption Price, but only if the Closing Sale Price of the Common Stock for 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day prior to the date the Operating Partnership gives notice of such redemption pursuant to this Section 6 exceeds 130% of the Conversion Price in effect on each such Trading Day and (ii) all the Outstanding Series I Preferred Units at the Redemption Price, but only if, on any Distribution Payment Date, the total number of Outstanding Series I Preferred Units is less than 15% of the total number of Outstanding Series I Preferred Units on October 14, 2004.

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(b)           In the event the Operating Partnership elects to redeem any Series I Preferred Units, the Operating Partnership shall:

(i)            send a written notice by first class mail to each holder of record of the Series I Preferred Units at such holder’s registered address, not fewer than 20 nor more than 90 days prior to the Redemption Date, stating:

(A)          the Redemption Date;

(B)           the Redemption Price;

(C)           the Conversion Price and the Conversion Rate;

(D)          that Series I Preferred Units called for redemption may be converted into Common Units at any time before 5:00 p.m., New York City time on the second Business Day immediately preceding the Redemption Date;

(E)           that holders who want to convert Series I Preferred Units into Common Units must satisfy the requirements set forth in Section 7 of this Certificate;

(F)           if fewer than all the Outstanding units of the Series I Preferred Units are to be redeemed by the Operating Partnership, the number of units to be redeemed;

(G)           that, unless the Operating Partnership defaults in making payment of such Redemption Price, distributions in respect of the Series I Preferred Units called for redemption will cease to accumulate on and after the Redemption Date; and

(H)          any other information the Operating Partnership wishes to present; and

(ii)           publish such information on the Corporation’s web site on the World Wide Web.

(c)           If the Operating Partnership calls for redemption Series I Preferred Units pursuant to the procedures set forth in Section 6(b) above, then, to the extent sufficient funds are legally available, the Operating Partnership shall pay the Redemption Price to holders of Series I Preferred Units called for redemption and outstanding on the Redemption Date.  Upon payment of the Redemption Price, the Series I Preferred Units so redeemed shall cease to be outstanding and shall be retired and cancelled on the books and records of the Operating Partnership.  Distributions shall cease to accumulate as of the Redemption Date on those Series I Preferred Units called for redemption and all rights of

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holders of such units shall terminate, except for the right to receive the Redemption Price pursuant to this Section 6.

(d)           If any Series I Preferred Units selected for partial redemption are submitted for conversion in part after such selection, such Series I Preferred Units submitted for conversion shall be deemed (so far as may be possible) to be a portion of the units selected for redemption.

(e)           If the Redemption Date falls after a Record Date and before the related Distribution Payment Date, holders of Series I Preferred Units at the close of business on that Record Date shall be entitled to receive the distribution payable on those units on the corresponding Distribution Payment Date.

(f)            If fewer than all the Outstanding Series I Preferred Units are to be redeemed, the number of units to be redeemed shall be determined by the Managing General Partner and the units to be redeemed shall be selected by lot, on a pro rata basis (with any fractional units being rounded to the nearest whole unit), or by any other method as may be determined by the Managing General Partner to be fair and appropriate.

(g)           Notwithstanding the foregoing provisions of this Section 6, unless full cumulative distributions (whether or not declared) on all Outstanding Series I Preferred Units and Parity Units have been paid or set apart for payment for all Distribution Periods terminating on or before the Redemption Date, none of the Series I Preferred Units shall be redeemed, and no sum shall be set aside for such redemption, unless pursuant to a purchase or exchange offer made on the same terms to all holders of Series I Preferred Units and any Parity Units.

SECTION 7.  Conversion.

(a)  Right to Convert.  Each Series I Preferred Unit shall be convertible, only on or after the occurrence of one of the conversion triggering events described in Section 7(b), into a number of fully paid and non-assessable Common Units equal to the Conversion Rate in effect at such time. Notwithstanding the foregoing, if any Series I Preferred Units are to be redeemed pursuant to Section 6, such conversion right shall cease and terminate, as to the Series I Preferred Units to be redeemed, at 5:00 p.m., New York City time, two Business Days immediately preceding the Redemption Date, unless the Operating Partnership shall default in the payment of the Redemption Price therefore, as provided herein.

(b)           A holder may convert Series I Preferred Units into Common Units:

(i)            if called for redemption pursuant to Section 6 hereof;

(ii)           if the Corporation is a party to a Change of Control, in which case each Series I Preferred Unit may be surrendered for conversion at any time from and after the date that is 15 days prior to the anticipated effective date of the

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Change of Control until 15 days after the actual date of such Change of Control and, at such effective date, the right to convert the Series I Preferred Units into Common Units shall be changed into a right to convert such Series I Preferred Units into the kind and amount of cash, securities or other property that the holder would have received if the holder had converted such Series I Preferred Units immediately prior to the transaction; or

(iii)          during any fiscal quarter after the fiscal quarter ending December 31, 2004 (and only during such fiscal quarter) if the Closing Sale Price of Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of the immediately preceding fiscal quarter is more than 125% of the Conversion Price on such Trading Day.  If this Closing Sale Price condition is not satisfied at the end of any fiscal quarter, then conversion pursuant to this Section 7(b)(iii) will not be permitted in the following fiscal quarter. The Managing General Partner shall determine for each Trading Day during the 30 consecutive Trading Day period specified in this Section 7(b)(iii) whether the Closing Sale Price exceeds 125% of the Conversion Price and whether the Series I Preferred Units shall be convertible as a result of the occurrence of the event set forth in this Section 7(b)(iii).  Upon determination that holders of Series I Preferred Units are or will be entitled to convert their units into Common Units in accordance with the provisions of  this Section 7(b)(iii), the Operating Partnership will mail a written notice to the holders thereof and publish such information on the Corporation’s website on the World Wide Web.

(c)  Conversion Procedures.  Conversion of Series I Preferred Units may be effected by any holder thereof upon the surrender to the Operating Partnership, at the principal office of the Operating Partnership a complete and manually signed Notice of Conversion (in the form included as Exhibit A to this Certificate) along with, if required pursuant to Section 7(d), funds equal to the distribution payable on the next Distribution Payment Date.  In case such Notice of Conversion shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of Common Units in such name or names (or proof that no such taxes are payable).  Other than such taxes, the Operating Partnership shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance of Common Units upon conversion of Series I Preferred Units pursuant hereto.  The conversion of the Series I Preferred Units will be deemed to have been made as of the close of business on the date (the “Conversion Date”) such Notice of Conversion is received and all required transfer taxes, if any, are paid (or the demonstration to the satisfaction of the Operating Partnership that such taxes have been paid) and shall be recorded on the books and records of the Operating Partnership as of such Conversion Date.  The Operating Partnership shall promptly, and in any event within five Business Days after receipt of a Notice of Conversion from a holder of Series I Preferred Units, notify such holder of the effectiveness of such conversion in writing to such holder’s address set forth on the books and records of the Operating Partnership (or that such conversion was not given effect due to a failure to satisfy the conditions for conversion set forth in this Section 7).

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(d)  Distribution and Other Payments Upon Conversion.  If a holder of Series I Preferred Units exercises conversion rights, such units will cease to accumulate distributions as of the end of the day immediately preceding the Conversion Date.  On conversion of the Series I Preferred Units, except for conversion during the period from the close of business on any Record Date corresponding to a Distribution Payment Date to the close of business on the Business Day immediately preceding such Distribution Payment Date, in which case the holder on such Distribution Record Date shall receive the distributions payable on such Distribution Payment Date, accumulated and unpaid distributions on the converted Series I Preferred Units shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through issuance of the Common Units (together with the cash payment, if any, in lieu of fractional units) in exchange for the Series I Preferred Units being converted pursuant to the provisions hereof.  Any Series I Preferred Units surrendered for conversion after the close of business on any Record Date for the payment of distributions declared and before the opening of business on the Distribution Payment Date corresponding to that Record Date must be accompanied by a payment to the Operating Partnership in cash of an amount equal to the distribution payable in respect of those units on such Distribution Payment Date; provided that a holder of Series I Preferred Units on a Record Date who converts such units into Common Units on the corresponding Distribution Payment Date shall be entitled to receive the distribution payable on such Series I Preferred Units on such Distribution Payment Date, and such holder need not include payment to the Operating Partnership of the amount of such distribution upon surrender of the Series I Preferred Units for conversion. Notwithstanding the foregoing, if Series I Preferred Units are converted during the period between the close of business on any Record Date and the opening of business on the corresponding Distribution Payment Date and the Operating Partnership has called such Series I Preferred Units for redemption during such period, or the Operating Partnership has designated a Change of Control Purchase Date during such period, then, in each case, the holder who tenders such units for conversion shall receive the distribution payable on such Distribution Payment Date and need not include payment of the amount of such distribution upon surrender of such Series I Preferred Units for conversion.

(e)  Fractional Units.  In connection with the conversion of any Series I Preferred Units, no fractions of Common Units shall be issued, but the Operating Partnership shall pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the Closing Sale Price of the Common Stock on the Conversion Date, rounded to the nearest whole cent.

(f)  Total Units.  If more than one Series I Preferred Unit shall be surrendered for conversion by the same holder at the same time, the number of full Common Units issuable on conversion of those Series I Preferred Units shall be computed on the basis of the total number of Series I Preferred Units so surrendered.

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SECTION 8.  Conversion Rate Adjustments.

(a)           If the conversation rate of the Series I Preferred Stock of the Corporation set forth in the Certificate of Designations of the Series I Preferred Stock shall be adjusted at any time and from time to time on or after the date hereof, then, as of the date of such adjustment, the Conversion Rate for the Series I Preferred Units shall be similarly adjusted without the requirement of any further action by the Operating Partnership such that  the conversation rate of the Series I Preferred Stock and the Conversion Rate of the Series I Preferred Units shall at all times be equal and the same.

(b)           Whenever the Conversion Rate is adjusted as herein provided, the Operating Partnership shall promptly and in any event within 20 days after the effectiveness of such adjustment, deliver a notice to each holder of the Series I Preferred Units to such holder’s address as it appears on the books and records of the Operating Partnership setting forth the adjusted Conversion Rate, the date on which such adjustment became effective and a brief statement of the facts requiring such adjustment.  Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

SECTION 9.  Effect of Consolidation, Merger or Sale on Conversion Privilege.  (a)  If any of (i) any reclassification (other than a change in par value, or from par value to no par value, or from no par value to par value, and other than a subdivision or combination to which Section 8(c) of the Certificate of Designations of the Series I Preferred Stock applies) of the outstanding shares of Common Stock, (ii) any consolidation, merger or combination of the Corporation with another Person, in each case as a result of which holders of Common Units shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Units, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Corporation to any other Person as a result of which holders of Common Units shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Units, then each Series I Preferred Unit shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of Common Units issuable upon conversion of such Series I Preferred Units immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Units did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each Common Unit in respect of which such rights of election shall not have been exercised (“non-electing unit”), then for the purposes of this Section 9 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing unit shall be deemed to be the kind and amount so receivable per unit by a plurality of the non-electing units).

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(b)           The Operating Partnership shall cause notice of the application of this Section 9 to be delivered to each holder of the Series I Preferred Units at the address of such holder as it appears on the books and records of the Operating Partnership within twenty (20) days after the occurrence of any of the events specified in Section 9(a) and shall publish such information on the Corporation’s web site on the World Wide Web.  Failure to deliver such notice shall not affect the legality or validity of any conversion right pursuant to this Section 9.

(c)           The above provisions of this Section 9 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

SECTION 10.  Optional Exchange for Shares of Series I Preferred Stock.

(a)           A holder of Series I Preferred Units may exchange all or any number of such holder’s Series I Preferred Units for an equal number of shares of Series I Preferred Stock or cash, as selected by the Managing General Partner, upon the terms and subject to the conditions set forth in this Section 10 (the “Exchange Option”).  The Exchange Option may be exercised by a Limited Partner, on the terms and subject to the conditions and restrictions contained in this Section 10, upon delivery to the Managing General Partner of a notice in the form of Exhibit B (a “Notice of Exchange”), which notice shall specify the number of such holder’s Series I Preferred Units to be exchanged (the “Offered Units”).  Once delivered, the Notice of Exchange shall be irrevocable, subject to payment by the Managing General Partner or the Partnership of the Offered Units Purchase Price for the Offered Units in accordance with the terms hereof.  In the event the Managing General Partner elects to cause the Offered Units to be exchanged for cash, the Managing General Partner shall effect such exchange by causing the Partnership to redeem the Offered Units for cash.

(b)           If a Notice of Exchange is delivered to the Managing General Partner but, as a result of the Ownership Limit (as defined in the Partnership Agreement) or as a result of other restrictions contained in the Charter of the Managing General Partner, the Exchange Option cannot be exercised in full for shares of Series I Preferred Stock, the Notice of Exchange, if the Offered Units Purchase Price is to be payable in shares of Series I Preferred Stock, shall be deemed to be modified such that the Exchange Option shall be exercised only to the extent permitted under the Ownership Limit or under other restrictions in the Charter of the Managing General Partner.

(c)           The purchase price (“Offered Units Purchase Price”) payable to a tendering holder of Series I Preferred Units shall be equal to the Closing Sale Price of the Series I Preferred Stock multiplied by the number of Offered Units computed as of the date on which the Notice of Exchange was delivered to the Managing General Partner (the “Computation Date”).  The Offered Units Purchase Price for the Offered Units shall be payable, at the option of the Managing General Partner, by causing the Partnership to redeem the Offered Units for cash in the amount of the Offered Units Purchase Price, or by the issuance by the Managing General Partner of the number of shares of Series I Preferred Stock equal to the number of Offered Units (adjusted as appropriate to account for stock

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splits, stock dividends or other similar transactions between the Computation Date and the closing of the purchase and sale of the Offered Units in the manner specified in Section 10(f)(ii) below).

(d)           The closing of the acquisition or redemption of Offered Units shall, unless otherwise mutually agreed, be held at the principal offices of the Managing General Partner, on the date agreed to by the Managing General Partner and the relevant holder of Series I Preferred Units, which date (the “Settlement Date”) shall in no event be on a date which is later than ten (10) days after the date of the Notice of Exchange.  Until the Settlement Date, each tendering holder of Series I Preferred Units shall continue to own his Offered Units, and will continue to be treated as the holder of such Offered Units for all purposes of this Certificate of Designations and the Partnership Agreement, including, without limitation, for purposes of voting, consent, allocations and distributions.  Offered Units will be transferred to the Managing General Partner only upon receipt by the tendering holder of Series I Preferred Units of shares of Series I Preferred Stock or cash in payment in full therefor.

(e)           At the closing of the purchase and sale or redemption of Offered Units, payment of the Offered Units Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the tendering holder of Series I Preferred Units with respect to its due authority to sell all of the right, title and interest in and to such Offered Units to the Managing General Partner or the Partnership, as applicable, and with respect to the ownership by the holder of such Offered Units, free and clear of all Liens, and (B) the Managing General Partner with respect to its due authority to acquire such Offered Units for shares of Series I Preferred Stock or to cause the Partnership to redeem such Offered Units for cash and, in the case of payment by shares of Series I Preferred Stock, (ii) a stock certificate or certificates evidencing the shares of Series I Preferred Stock to be issued and registered in the name of the holder or its designee.

(f)            To facilitate the Managing General Partner’s ability fully to perform its obligations hereunder, the Managing General Partner covenants and agrees as follows:

(i)            The Managing General Partner shall (A) reserve for issuance such number of shares of Series I Preferred Stock as may be necessary to enable the Managing General Partner to issue such shares in full payment of the Offered Units Purchase Price in regard to all Series I Preferred Units which are from time to time outstanding, (B) prior to the delivery of any securities that the Managing General Partner may be obligated to deliver upon exercise of the Exchange Option, comply with all applicable federal and state laws and regulations that require action to be taken by the Managing General Partner in connection with such delivery, (C) use its commercially reasonable best efforts to ensure that any shares of Series I Preferred Stock delivered upon exercise of the Exchange Option will, upon delivery, be listed on the New York Stock Exchange (or such other national exchange, if any, on which the Series I Preferred Stock is then listed), and (D) ensure that all shares of Series I Preferred Stock delivered upon exercise of the Exchange Option will, upon

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delivery, be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

(ii)           Under no circumstances shall the Managing General Partner declare any stock dividend, stock split, stock distribution or the like (whether as to the Series I Preferred Units or the Series I Preferred Stock), unless fair and equitable arrangements are provided, to the extent necessary, fully to adjust, and to avoid any dilution in, the Exchange option of any holder of Series I Preferred Units under this Certificate of Designation.

(g)           Each of holder of Series I Preferred Units covenants and agrees with the Managing General Partner that all Offered Units tendered to the Managing General Partner or the Partnership, as the case may be, in accordance with the exercise of the Exchange Option shall be delivered free and clear of all Liens and should any Liens exist or arise with respect to such Offered Units, the Managing General Partner or the Partnership, as the case may be, shall be under no obligation to acquire the same unless, in connection with such acquisition, the Managing General Partner has elected to cause the Partnership to pay such portion of the Offered Units Purchase Price in the form of cash consideration in circumstances where such consideration will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of such consideration and the Partnership is expressly authorized to apply such portion of the Offered Units Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. In the event any transfer tax is payable by a holder of Offered Units as a result of a transfer of Offered Units pursuant to the exercise of such holder’s Exchange Option, such holder shall pay such transfer tax.

(h)           If a holder of Series I Preferred Units shall exchange any Series I Preferred Units for shares of Series I Preferred Stock pursuant to this Section 10 on or prior to the Record Date for any distribution to be made on such Series I Preferred Units, in accordance with the Charter of the Managing General Partner such holder of Series I Preferred Units will be entitled to receive the corresponding distribution to be paid on such shares of Series I Preferred Stock and shall not be entitled to receive the distribution made by the Partnership in respect of the exchanged Series I Preferred Units.

(i)            In the event that the Managing General Partner elects to redeem all or any portion of the Series I Preferred Stock, the Managing General Partner shall deliver a copy of the notice of redemption required by Section 6(b) of the Certificate of Designations of the Series I Preferred Stock to each holder of Series I Preferred Units.  Such notice shall be delivered to the holders of Series I Preferred Units at the same time such notice is delivered to the holders of the Series I Preferred Stock.  Upon receipt of such notice, if a holder of Series I Preferred Units elects to exercise its Exchange Option and receives shares of Series I Preferred Stock in connection therewith on a Settlement Date that occurs prior to the specified redemption date for the Series I Preferred Stock, then, if such shares of Series I Preferred Stock remain outstanding as of such redemption date, such holder shall be entitled to participate in such redemption with respect to such shares of  Series I Preferred Stock.

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SECTION 11.                Change of Control.

(a)  Repurchase Right.  If there shall occur a Change of Control, Series I Preferred Units shall be purchased, subject to satisfaction by or on behalf of any holder of the requirements set forth in Section 11(c), by the Operating Partnership at the option of the holders thereof as of the date specified by the Operating Partnership (the “Change of Control Purchase Date”) that is not less than 30 calendar days nor more than 60 calendar days after the mailing of written notice of the Change of Control pursuant to Section 11(b) below.  The Purchase Price shall be paid in cash.

(b)  Notice to Holders.  As promptly as practicable thereafter but not later than 20 days after the occurrence of a Change of Control, the Operating Partnership shall mail a written notice of the Change of Control to each holder at such holder’s address set forth on the books and records of the Operating Partnership and publish such notice on the Corporation’s web site on the World Wide Web.  The notice shall include the form of a Change of Control Purchase Notice (as defined in Section 11(c) below) to be completed by the holder and shall state:

(i)            the date of such Change of Control and, briefly, the events causing such Change of Control;

(ii)           the date by which the Change of Control Purchase Notice pursuant to this Section must be given;

(iii)          the Change of Control Purchase Date;

(iv)          the Conversion Rate and any adjustments thereto;

(v)           that Series I Preferred Units as to which a Change of Control Purchase Notice has been given may not thereafter be converted into Common Units; and

(vi)          the procedures that the holder of Series I Preferred Units must follow to exercise rights under this Section 11.

(c)  Conditions to Purchase.  (i) A holder of Series I Preferred Units may exercise its rights specified in Section 11(a) upon delivery of a written notice (which shall be in substantially the form included as Exhibit C to this Certificate and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form) of the exercise of such rights (a “Change of Control Purchase Notice”) to the Operating Partnership at any time prior to the close of business on the Business Day immediately before the Change of Control Purchase Date.

(ii)           Any purchase by the Operating Partnership contemplated pursuant to the provisions of this Section 11(c) shall be consummated by the delivery of the

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consideration to be received by the holder promptly following the Change of Control Purchase Date.

(d)  Effect of Change of Control Purchase Notice.  Upon receipt by the Operating Partnership of a valid Change of Control Purchase Notice, the holder of Series I Preferred Units in respect of which such Change of Control Purchase Notice was given shall thereafter be entitled to receive the Purchase Price with respect to such Series I Preferred Units.  Such Purchase Price shall be paid to such holder promptly on the Change of Control Purchase Date with respect to such Series I Preferred Units.  Any Series I Preferred Units in respect of which a Change of Control Purchase Notice has been given by the holder thereof may not be converted into Common Units on or after the date of the delivery of such Change of Control Purchase Notice

(e)  Cancellation of Series I Preferred Units.  Upon the payment of the Purchase Price to a holder of Series I Preferred Units electing to have his Series I Preferred Units purchased pursuant to this Section 11, such Series I Preferred Units shall be retired and canceled, distributions will cease to accrue and all other rights of the holder in respect thereof shall terminate (other than the right to receive the Purchase Price as aforesaid), in each case on and as of the Change of Control Purchase Date.

SECTION 12.                Voting Rights.

(a)           The holders of record the Series I Preferred Units shall not be entitled to any voting rights except as hereinafter provided in this Section 12, as otherwise provided in the Partnership Agreement, or as otherwise provided by law.

(b)           The affirmative consent or approval of holders of at least two-thirds of the outstanding Series I Preferred Units, voting as a single class, shall be required to alter, repeal or amend any provisions of the Partnership Agreement or this Certificate, whether by merger, consolidation, combination, reclassification or otherwise (an “Event”), if the amendment would materially and adversely affect the rights, powers, or preferences of the holders of Series I Preferred Units; provided, however, that (i) an Event will not be deemed to materially and adversely affect such rights, powers or preferences, in each such case, where each Series I Preferred Units remains outstanding without a material change to its terms and rights or is converted into or exchanged for preferred units of the surviving entity having preferences, conversion and other rights, privileges, voting powers, restrictions, limitations and terms or conditions of redemption thereof identical to that of a Series I Preferred Unit; (ii) any increase in the amount of the authorized Common Units or Parity Units or the creation and issuance of any class or series of Common Units, other Junior Units or Parity Units will not be deemed to materially and adversely affect such rights, powers or preferences; and (iii) the creation of, or increase in the authorized number of, units of any class or series of Senior Units shall be deemed to materially and adversely affect such rights, powers and preferences.

SECTION 13.                Restrictions On Transfer.  The Series I Preferred Units shall be subject to the restrictions on transfer set forth in Sections 9.3 and 9.5 of the Partnership Agreement of the

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Operating Partnership as if such units were “Partnership Units”.  Any transfer or attempted transfer (direct or indirect) in violation of the provisions of this Section 13 shall be null and void.

SECTION 14.                Currency.  All Series I Preferred Units shall be denominated in U.S. currency, and all payments and distributions thereon or with respect thereto shall be made in U.S. currency.  All references herein to “$” or “dollars” refer to U.S. currency.

SECTION 15.                Headings.  The headings of the Sections of this Certificate are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Holder in Order to Convert

the 6% Series I Convertible Perpetual Preferred Units)

The undersigned hereby irrevocably elects to convert (the “Conversion”)         units of 6% Series I Convertible Perpetual Preferred Units (the “Series I Preferred Units”) into Common Units of Simon Property Group, L.P. (the “Operating Partnership”) according to the conditions of the Certificate of Designation establishing the terms of the Series I Preferred Units (the “Certificate of Designation”), as of the date written below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned shall designate such persons name below and will pay all transfer taxes payable with respect thereto (unless it can be established that no such taxes are payable).  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.

The Operating Partnership is not required to issue Common Units unless the conditions for conversion of the Series I Preferred Units set forth in Section 7(b) of the Certificate of Designation have been satisfied.  If the foregoing conditions have been satisfied, the Operating Partnership shall issue Common Units to the undersigned (or its designee identified below) on the books and records of the Operating Partnership effective upon receipt of this Notice of Conversion and shall, within 5 Business Days of receipt of this Notice of Conversion, notify such holder of the effectiveness of such conversion in writing to such holder’s address set forth on the books and records of the Operating Partnership.  If the aforementioned conditions to conversion have not been satisfied, the Operating Partnership shall promptly notify the undersigned in writing.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designation.

Date of Conversion:

Applicable Conversion Rate:

Number of Series I Preferred Units to be Converted:

Number of Common Units to be Issued:

Signature:

Name:                                               Name of Transferee (if applicable):

Address:(1)

Fax No.:

(1) Address of the holder where any notices and payments shall be sent by the Operating Partnership.

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EXHIBIT B

NOTICE OF EXCHANGE

(To be Executed by the Holder in Order to Exchange
6% Series I Convertible Perpetual Preferred Units for
Series I Convertible Perpetual Preferred Stock of Simon Property Group, Inc.)

Date:

The undersigned hereby irrevocably elects to exchange            6% Series I Convertible Perpetual Preferred Units (the “Series I Preferred Units”) of Simon Property Group, L.P. (the “Operating Partnership”) into that number of shares of 6% Series I Convertible Perpetual Preferred Stock (the “Series I Preferred Stock”) of Simon Property Group, Inc. (the “Managing General Partner”) in accordance with the Certificate of Designation establishing the terms of the Series I Preferred Units (the “Certificate of Designation”), effective as of the date written below or such later date as may be determined by the Managing General Partner in accordance with the Certificate of Designation).  If shares are to be issued in the name of a person other than the undersigned, the undersigned shall designate such person’s name below and will pay all transfer taxes payable with respect thereto (unless it can be established that no such taxes are payable).

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designation.

Proposed Effective Date of Exchange(1):

Number of Series I Preferred Units to be exchanged:

Signature:

Name:                                                                  Name of Transferee (if applicable):

Address:(2)

Fax No.:

(1) As may be agreed by the Managing General Partner in accordance with Section 10(d) of the Certificate of Designation.

(2) Address of the holder where notices and payments shall be sent by the Operating Partnership.

EXHIBIT C

FORM OF NOTICE OF ELECTION OF REDEMPTION

UPON A CHANGE OF CONTROL

Simon Property Group, L.P.

115 West Washington Street, Suite 15 East

Indianapolis, Indiana 46204

Attn:  General Counsel

Re:	Simon Property Group, L.P.
6% Series I Convertible Perpetual Preferred Units
(the “Series I Preferred Units”)

The undersigned hereby irrevocably acknowledges receipt of a notice from Simon Property Group, L.P. (the “Operating Partnership”) as to the occurrence of a Change of Control with respect to Simon Property Group, Inc. and requests and instructs the Operating Partnership to purchase            Series I Preferred Units in accordance with the terms of the Certificate of Designation at the Purchase Price.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto pursuant to the Certificate of Designation.

Dated:

Signature(s):

Print Name and Address:

Social Security or Other Taxpayer Identification
Number:

EXHIBIT C – LP PREFERRED UNIT DESIGNATION

CERTIFICATE OF DESIGNATION

OF

7.00% CUMULATIVE CONVERTIBLE PREFERRED UNITS

OF

SIMON PROPERTY GROUP, L.P.

WHEREAS, Simon Property Group, L.P. (the “Operating Partnership”) has agreed to designate a series of preferred units having the powers, preferences and relative, participating, optional or other special rights set forth herein and to issue the units so designated solely as partial consideration for the NED Portfolio Properties as defined in certain contribution agreements with respect to properties the sale of which was arranged by NED Management Limited Partnership and WellsPark Management LLC and, under certain circumstances, as partial consideration for Pheasant Lane Mall in Nashua New Hampshire and Cambridgeside Galleria in Cambridge, Massachusetts pursuant to contribution agreements with respect to those properties (the contribution agreements for the NED Portfolio Properties. Pheasant Lane Mall and Cambridgeside Galleria are referred to herein as the “Contribution Agreements”); and

WHEREAS, the designation of the preferred units of the Operating Partnership hereby is permitted by the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Partnership Agreement”); and

WHEREAS, Simon Property Group, Inc. (the “Corporation”), the managing general partner of the Operating Partnership (in such capacity, the “Managing General Partner”), has determined that it is in the best interest of the Operating Partnership to designate a new series of preferred units of the Operating Partnership;

NOW THEREFORE, the Managing General Partner hereby designates a series of preferred units and fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such preferred units, as follows:

SECTION 1.  Designation and Number.  The units of such series shall be designated “7.00% Cumulative Convertible Preferred Units” (the “7.00% Cumulative Convertible Preferred Units”).  The authorized number of 7.00% Cumulative Convertible Preferred Units shall be 1,500,000 but such 7.00% Cumulative Convertible Preferred Units shall only be issuable as consideration pursuant to the Contribution Agreements.  Subject to Sections 5 and 6 hereof, each 7.00% Cumulative Convertible Preferred Unit shall be paired with one (1) 8.00% Cumulative Redeemable Preferred Unit of the Operating Partnership (“8.00% Cumulative Redeemable Preferred Unit”) or, if issued, with New Preferred Units as permitted

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under Section 5 of the Certificate of Designation of 8.00% Cumulative Redeemable Preferred Units (the “8.00% Certificate of Designation”) and such paired units shall be subject to the transfer restrictions set forth in Section 9 hereof (as such, “Paired Units”); provided that in the event of (i) the redemption by the Operating Partnership of 8.00% Cumulative Redeemable Preferred Units for Common Units; (ii) the conversion of 8.00% Cumulative Redeemable Preferred Units into 8.00% Cumulative Redeemable Preferred Stock (as defined in the 8.00% Certificate of Designation) as permitted under Section 6 of such 8.00% Certificate of Designation or (iii) the repurchase of 8.00% Cumulative Redeemable Preferred Units payable in Paired Shares as permitted under Section 7 of such 8.00% Certificate of Designation, then in each such case, the 7% Cumulative Convertible Preferred Units shall cease to be paired with such Common Units issuable upon such redemption, such 8.00% Cumulative Redeemable Preferred Stock issuable upon such conversion, or such Paired Shares issuable upon repurchase, as the case may be, of the 8.00% Cumulative Redeemable Preferred Units and the provisions of Section 9(b) hereof shall no longer apply to the 7.00% Cumulative Convertible Preferred Units which had been paired with the 8.00% Cumulative Redeemable Preferred Stock which were so redeemed or converted.

SECTION 2.  Ranking.  The 7.00% Cumulative Convertible Preferred Units shall, with respect to the payment of distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership, rank: (i) senior to the holders of Partnership Units of the Operating Partnership (the “Common Units”) and any other equity securities of the Operating Partnership which by their terms rank junior to the 7.00% Cumulative Convertible Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership (such Common Units and such other equity securities, collectively, the “Junior Units”), (ii) pari passu with any other preferred units which are not by their terms junior or, subject to Section 11 hereof, senior to the 7.00% Cumulative Convertible Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership, and in all respects shall rank pari passu with the 6.50% Series A Convertible Preferred Units, Series B Convertible Preferred Units, 8-3/4% Series B Cumulative Redeemable Preferred Units, 7.89% Series C Cumulative Step-Up Premium Rate Preferred Units and 8.00% Cumulative Redeemable Preferred Units, which are the only preferred units of the Operating Partnership authorized as of the date hereof (“Parity Units”) and (iii) subject to Section 11 hereof, junior to any other preferred units which by their terms are senior to the 7.00% Cumulative Convertible Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership (“Senior Units”).

SECTION 3.  Distributions. (a)  Distributions on the 7.00% Cumulative Convertible Preferred Units are cumulative from the date of issuance and are payable quarterly on or about the last day of March, June, September and December of each year in an amount in cash equal to 7.00% of the Liquidation Preference (as defined herein) per annum.

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(b)  Distributions on the 7.00% Cumulative Convertible Preferred Units, without any additional return on unpaid distributions, will accrue, whether or not the Operating Partnership has earnings, whether or not there are funds legally available for the payment of such distribution and whether or not such distributions are declared or paid when due. All such distributions accumulate from the first date of issuance of any such 7.00% Cumulative Convertible Preferred Units. Distributions on the 7.00% Cumulative Convertible Preferred Units shall cease to accumulate on such units on the date of their earlier conversion or redemption.

(c)  In allocating items of income, gain, loss and deductions which could have an effect upon the determination of the federal income tax liability of any holder of a 7.00% Cumulative Convertible Preferred Unit, except as otherwise required by Section 704(c) of the Internal Revenue Code of 1986, as amended, or any other applicable provisions thereof, the Operating Partnership shall allocate each such item proportionately, based on the distributive share of profits or losses, as the case may be, of the Operating Partnership allocated to holders of the 7.00% Cumulative Convertible Preferred Units as compared to the total of the distributive shares of such profits and losses, as the case may be, allocated to all partners of the Operating Partnership.

(d)  If any 7.00% Cumulative Convertible Preferred Units are outstanding, then, except as provided in the following sentence, no distributions shall be declared or paid or set apart for payment on any Parity Units or Junior Units for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payments on the 7.00% Cumulative Convertible Preferred Units for all past distribution periods and the then current distribution period.  When distributions are not paid in full (or a sum sufficient for such full payment is not set apart) upon the 7.00% Cumulative Convertible Preferred Units and any Parity Units, all distributions declared upon the 7.00% Cumulative Convertible Preferred Units and any other Parity Units shall be declared pro rata so that the amount of distributions declared per 7.00% Cumulative Convertible Preferred Unit and such other Parity Units shall in all cases bear to each other the same ratio that accrued distributions per 7.00% Cumulative Convertible Preferred Unit and such other series of Parity Units bear to each other.

(e)  Except as provided in subparagraph (d) above, unless full cumulative distributions on the 7.00% Cumulative Convertible Preferred Units have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the then current distribution period, no distributions (other than in Junior Units) shall be declared, set aside for payment or paid and no other distribution shall be declared or made upon any Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the Operating Partnership (except by conversion into or exchange for Junior Units).

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SECTION 4.  Liquidation Preference.  (a)  Each 7.00% Cumulative Convertible Preferred Unit shall be entitled to a liquidation preference of $28.00 per 7.00% Cumulative Convertible Preferred Unit (“Liquidation Preference”).

(b)  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Operating Partnership pursuant to Article VIII of the Partnership Agreement, the holders of 7.00% Cumulative Convertible Preferred Units then outstanding shall be entitled to be paid out of the assets of the Operating Partnership available for distribution, after and subject to the payment in full of all amounts required to be distributed to the holders of Senior Units, but before any payment shall be made to the holders of Junior Units, an amount equal to the aggregate Liquidation Preference of the 7.00% Cumulative Convertible Preferred Units held by such holder, plus an amount equal to accrued and unpaid distributions thereon, if any.  If upon any such liquidation, dissolution or winding up of the Operating Partnership the remaining assets of the Operating Partnership available for the distribution after payment in full of amounts required to be paid or distributed to holders of Senior Units shall be insufficient to pay the holders of the 7.00% Cumulative Convertible Preferred Units the full amount to which they shall be entitled, the holders of the 7.00% Cumulative Convertible Preferred Units and the holders of any series of Parity Units shall share ratably with other holders of Parity Units in any distribution of the remaining assets and funds of the Operating Partnership in proportion to the respective amounts which would otherwise be payable in respect to the Parity Units held by each of the said holders upon such distribution if all amounts payable on or with respect to said Parity Units were paid in full.  After payment in full of the Liquidation Preference and accumulated and unpaid distributions to which they  are entitled, the holders of 7.00% Cumulative Convertible Preferred Units shall not be entitled to any further participation in any distribution of the assets of the Operating Partnership.

SECTION 5.  Redemption.    (a)  General.  The 7.00% Cumulative Convertible Preferred Units are not redeemable, except as permitted under Sections 6 and 7 herein, prior to August 27, 2009.

(b)  Optional Redemption.  (i) On and after August 27, 2009, the Operating Partnership may, at its option, at any time, redeem the 7.00% Cumulative Convertible Preferred Units, in whole or in part, at the Liquidation Preference, plus accrued and unpaid distributions thereon, if any, to and including the date of redemption (the “Redemption Price”).  The Redemption Price (other than the portion thereof consisting of accrued and unpaid distributions, which shall be payable in cash) is payable in Common Units at the Deemed Partnership Unit Value, as of the Redemption Date (as defined below), of the Common Units to be issued.

(ii) Provided that no later than the Redemption Date the Operating Partnership shall have (A) set apart the funds necessary to pay the accrued and unpaid distribution on all the 7.00% Cumulative Convertible Preferred Units then called for redemption and (B) reserved for issuance a sufficient number of authorized Common Units, the Operating Partnership may give the holders of the 7.00% Cumulative Convertible Preferred Units written notice (“Redemption Notice”) of a redemption pursuant to Section 5(b) (a “Redemption”) not more

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than 70 nor less than 40 calendar days prior to the date fixed for redemption (the “Redemption Date”) at the address of such holders on the books of the Operating Partnership (provided that failure to give such notice or any defect therein shall not affect the validity of the proceeding for a Redemption except as to the holder to whom the Operating Partnership has failed to give such notice or whose notice was defective).  The 7.00% Cumulative Convertible Preferred Units for which the Redemption Price has been paid shall no longer be deemed outstanding from and after the date of payment and all rights with respect to such units shall forthwith cease and terminate.  In case fewer than all of the outstanding 7.00% Cumulative Convertible Preferred Units are called for redemption, such units shall be redeemed pro rata, as nearly as practicable, among all holders of 7.00% Cumulative Convertible Preferred Units, provided that, if within 20 business days of the Redemption Notice the Contributor Representative (as such term is defined in the Tax Protection Agreement entered into on or prior to the date hereof between Operating Partnership and certain other parties (the “Tax Protection Agreement”)) notifies the Operating Partnership of an alternative allocation (“Allocation Notice”), then the redemption of the 7.00% Cumulative Preferred Units shall be allocated in accordance with such Allocation Notice.  On or before the Redemption Date, a holder of 7.00% Cumulative Convertible Preferred Units shall have the conversion right set forth in Section 6 hereof notwithstanding anything in this Section 5 to the contrary.

(c)  In the event of the redemption of a 7.00% Cumulative Convertible Preferred Unit pursuant to this Section 5 for Common Units (but not any Paired Shares issued upon conversion thereof in exchange therefore), then such Common Units issuable upon such conversion shall be paired with 8.00% Cumulative Redeemable Preferred Units so that they are transferable, redeemable or convertible as a paired unit consisting of the Common Units so issued and one (1) 8.00% Cumulative Redeemable Preferred Unit and such paired units shall be “Paired Units” for purposes hereof.

SECTION 6.  Conversion.    (a)  Each 7.00% Cumulative Convertible Preferred Unit shall be convertible at the option of the holder, at any time on and after August 27, 2004, upon no less than 15 business days prior written  notice to the Corporation and the Operating Partnership, in whole or in part, unless previously redeemed, pursuant to Section 6(b) below.

(b)  Each 7.00% Cumulative Convertible Preferred Unit that the holder elects to convert will be redeemed for the sum of (i) a share of 7.00% Cumulative Convertible Preferred Stock of the Corporation having an aggregate liquidation preference equal to the Liquidation Preference of the 7.00% Cumulative Convertible Preferred Units that the holder elects to convert plus (ii) a cash payment in an amount equal to accrued and unpaid distributions thereon.  The preferred stock of the Corporation so issued shall have the rights and preferences set forth on Annex I hereto (“Corporation 7.00% Cumulative Convertible Preferred Stock”); provided, however, if the Closing Price of the Paired Shares on any three (3) consecutive trading days occurring after the date hereof  is greater than the then Threshold Value (defined below), then each such 7.00% Cumulative Convertible Preferred Unit that the holder so elects to convert will instead be converted into 0.75676 Common Units (as adjusted from time to time pursuant to Section 6(c) hereof, the “Conversion Factor”).  Common Units

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or Corporation 7.00% Cumulative Convertible Preferred Stock issuable upon the conversion of 7.00% Cumulative Convertible Preferred Units shall be deemed “Conversion Units” hereunder.  The “Threshold Value” initially shall be $37.00 but shall be subject to adjustment pursuant to Section 6(d) hereof.

(c)  Adjustments to the Conversion Factor.  (i)  Adjustments for Dividends and Distributions.  In case the Operating Partnership shall at any time or from time to time after the original issuance of the 7.00% Cumulative Convertible Preferred Units declare a dividend, or make a distribution, on the outstanding Common Units, in either case, in additional Common Units, or effect a subdivision, combination, consolidation or reclassification of the outstanding Common Units into a greater or lesser number of Common Units, then, and in each such case, the Conversion Factor in effect immediately prior to such event or the record date therefore, whichever is earlier, shall be adjusted by multiplying such Conversion Factor by a fraction, (A) the numerator of which is the number of Common Units that were outstanding immediately after such event and (B) the denominator of which is the number of Common Units outstanding immediately prior to such event. An adjustment made pursuant to this Section 6(c) shall become effective in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Common Units entitled to receive such dividend or distribution, or in the case of any such subdivision, reclassification, consolidation or combination, at the close of business on the day upon which such partnership action becomes effective.

(ii)  Adjustment for Issuances.  In case the Corporation shall issue (other than upon the exercise of options, rights or convertible securities) Paired Shares at a price per share less than 95% of the Current Per Share Market Price, then, and in each such case, the Conversion Factor in effect immediately prior to such issuance shall be adjusted so as to be equal to an amount determined by multiplying the Conversion Factor in effect immediately prior to such event by a fraction of which (A) the numerator shall be (x) the number of Paired Shares outstanding at the close of business on the date immediately preceding such issuance plus (y) the number of Paired Shares so issued and (B) the denominator shall be (x) the number of Paired Shares outstanding immediately preceding such issuance plus (y) the number of Paired Shares which the aggregate consideration receivable by the Corporation in connection with such issuance would purchase at such Current Per Share Market Price.  For purposes of this Section 6(c)(ii), the aggregate consideration receivable by the Corporation in connection with the issuance for cash of Paired Shares shall be deemed to be equal to the gross offering price (before deduction of customary underwriting discounts or commissions and expenses payable to third parties) of all such securities being issued.

(iii)  Issuance of Options, Warrants or Other Rights.   In case the Corporation shall issue rights to subscribe for or purchase, or options or warrants to purchase, any Paired Shares (or securities convertible into Paired Shares) at a price per Paired Share (or having a conversion price per Paired Share) less than 95% of the Current Per Share Market Price, the Conversion Factor in effect immediately prior thereto shall be adjusted so that it shall equal the price determined by multiplying the Conversion Factor in effect immediately prior thereto by a fraction, of which (A) the numerator shall be (x) the number of Paired Shares

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outstanding on the date immediately preceding such issuance plus (y) the total number of additional Paired Shares offered for subscription or issuable upon exercise of such options or warrants (or into which the convertible securities so offered are convertible) and (B) the denominator of which shall be (x) the number of Paired Shares outstanding at the close of business on the date immediately preceding such issuance plus (y) the number of Paired Shares which the aggregate offering price of the total number of Paired Shares so offered for subscription or issuable upon exercise of such options or warrants (or the aggregate conversion price of the convertible securities so offered) would purchase at such the Current Per Share Market Price. Such adjustment shall be made successively whenever any rights, options or warrants are issued; provided, however, that in the event that all Paired Shares offered for subscription or purchase are not delivered (or securities convertible into Paired Shares are not delivered) upon the exercise of such rights, options or warrants, upon the expiration of such rights, options or warrants the Conversion Factor shall be readjusted to the Conversion Factor which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustments made upon the issuance of such rights, options or warrants been made based upon the number of Paired Shares (or securities convertible into Paired Shares) actually delivered upon the exercise of such rights, options or warrants rather than upon the number of Paired Shares offered for subscription or purchase. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase Paired Shares at less than 95% of such Current Per Share Market Price, and in determining the aggregate offering price of such rights, options or warrants (or the aggregate conversion price of the convertible securities), there shall be taken into account any consideration received by the Corporation for such rights, options or warrants (or convertible securities) and receivable by the Corporation upon the exercise or conversion thereof, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.  Notwithstanding the foregoing, this Section 6(c)(iii) shall not apply to the issuance of a right, option or warrant to purchase Paired Shares pursuant to any employee stock option or similar plan adopted by the Board of Directors of the Corporation.

(iv)  Adjustment for Consolidation, Merger, Reorganization or Recapitalization, etc. In case of any consolidation, merger or reorganization of the Corporation or the Operating Partnership with or into another Entity or the sale of all or substantially all of the assets of the Corporation or the Operating Partnership to another Entity (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Section 4 hereof or any recapitalization of either the Corporation or the Operating Partnership), each 7.00% Cumulative Convertible Preferred Unit shall, in the case of such sale, thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Corporation 7.00% Cumulative Convertible Preferred Stock of the Corporation or Common Units of the Operating Partnership, as the case may be, deliverable upon conversion of such 7.00% Cumulative Convertible Preferred Units would have been entitled upon such sale and, in the case of such consolidation, merger or reorganization or recapitalization, the holder of each 7.00% Cumulative Convertible Preferred  Unit will, insofar as practicable, receive a security or securities in the surviving entity or the recapitalized entity, as the case may be, comparable to the 7.00% Cumulative Convertible Preferred Unit which, among other comparable provisions, insofar as may be

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practicable, shall be convertible into securities comparable to the Common Units but shall, following such merger, consolidation or reorganization, be immediately convertible following such merger, consolidation or reorganization notwithstanding the requirements set forth in Section 6(b) hereof; and, in such case, other appropriate adjustments (as determined in good faith by the Board of Directors of the Corporation, in the case of a consolidation, merger, reorganization, recapitalization or sale involving the Corporation, or the Managing General Partner, in the case of a consolidation, merger, reorganization, recapitalization or sale involving the Operating Partnership) shall be made in the application of the provisions in this Section 6 set forth with respect to the rights and interests thereafter of the holders of the 7.00% Cumulative Convertible Preferred Units, to the end that the provisions set forth in this Section 6 (including provisions with respect to changes in and other adjustments of the Conversion Factor) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock, partnership units or other property thereafter deliverable upon the conversion of the 7.00% Cumulative Convertible Preferred Units.

(d)  Adjustments to the Threshold Value.  (i)  In case the Corporation shall at any time or from time to time after the original issuance of the 7.00% Cumulative Convertible Preferred Units declare a dividend, or make a distribution, on the outstanding Paired Shares, in either case, in additional Paired Shares, or effect a subdivision, combination, consolidation or reclassification of the outstanding Paired Shares into a greater or lesser number of Paired Shares, then, and in each such case, the Threshold Value in effect immediately prior to such event or the record date therefore, whichever is earlier, shall be adjusted by multiplying such Threshold Value by a fraction, (A) the numerator of which is the number of Paired Shares that were outstanding immediately prior such event and (B) the denominator of which is the number of Paired Shares outstanding immediately after to such event.

(ii)  The Threshold Value shall also be equitably adjusted to reflect the effect of an issuance which would result in an adjustment to the Conversion Factor under Section 6(c)(iv).

(iii)  An adjustment made pursuant to this Section 6(d) shall become effective in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Paired Shares entitled to receive such dividend or distribution, or in the case of any such subdivision, reclassification, recapitalization, consolidation or combination, at the close of business on the day upon which such partnership or corporate action becomes effective.

(e)  No adjustment in the Conversion Factor or the Threshold Value shall be required unless such adjustment would require an increase or decrease of at least 0.25% of the Conversion Factor or the Threshold Value, as applicable; provided, that any adjustments which by reason of this Section 6(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(f)  No fractional Conversion Units or scrip representing fractions of Conversion Units shall be issued upon conversion of a 7.00% Cumulative Convertible Preferred Unit.  If a

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fractional Conversion Unit is otherwise deliverable to a converting holder upon a conversion of 7.00% Cumulative Convertible Preferred Units, the Operating Partnership shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fractional interest, calculated to the nearest 1/1000th of a unit, to be computed using the current market price of a Paired Share on the date of conversion, in the case of a conversion into Common Units.

(g)  Whenever the Conversion Factor is adjusted pursuant to Section 6(c) or the Threshold Value is adjusted pursuant to Section 6(d), the Operating Partnership shall promptly mail to the holders of 7.00% Cumulative Convertible Preferred Units at their addresses as shown on the books of the Operating Partnership and to the Contributor Representative at its notice address pursuant to the Tax Protection Agreement a notice stating that the Conversion Factor and/or the Threshold Value, as the case may be, has been adjusted, the effective date of such adjustment and the new Conversion Factor or Threshold Value.

(h)  In the event of the conversion of a 7.00% Cumulative Convertible Preferred Unit pursuant to this Section 6 into Common Units, then such Common Units issuable upon such conversion shall be paired with 8.00% Cumulative Redeemable Preferred Units so that they are transferable, redeemable or convertible as a paired unit consisting of 0.75676 Common Units (subject to adjustment) and one (1) 8.00% Cumulative Redeemable Preferred Unit and such paired units shall be “Paired Units” for purposes hereof; provided, however, that 8.00% Cumulative Redeemable Preferred Units shall not be paired with Paired Shares issued upon conversion or in exchange for Common Units.  In the event of the conversion of a 7.00% Cumulative Convertible Preferred Unit pursuant to this Section 6 into 7.00% Cumulative Convertible Preferred Stock, then the 8.00% Cumulative Redeemable Preferred Unit to which it is paired shall simultaneously be converted into 8.00% Cumulative Convertible Preferred Stock pursuant to Section 6 of the 8.00% Certificate of Designation.

SECTION 7.   Put Right.     (a)  In the event of (i) the death of an Actual Taxpayer (as defined in the Tax Protection Agreement) holding directly or indirectly 7.00% Cumulative Convertible Preferred Units, (ii) in the case of 7.00% Cumulative Convertible Preferred Units held directly or indirectly by an Actual Taxpayer in trust, the death of the person designated from time to time by the trustee(s) of such trust, or (iii) a Tax Triggering Event with respect to an Actual Taxpayer holding directly or indirectly 7.00% Cumulative Convertible Preferred Units, then in any such event such holder or the subsequent holder or holders, as the case may be, of such 7.00% Cumulative Convertible Preferred Units may require the Operating Partnership to repurchase such 7.00% Cumulative Convertible Preferred Units, in accordance with Section 7(b) below, at a price of $28.00 per 7.00% Cumulative Convertible Preferred Unit, plus distributions accrued and unpaid to the repurchase date (such sum, the “Repurchase Price”).  As used in this Section 7(a), “Tax Triggering Event” means, with respect to any Actual Taxpayer holding directly or indirectly 7.00% Cumulative Convertible Preferred Units, any transaction by the Operating Partnership (x) involving the Contributed Property and (y) constituting a Taxable Sale.  The terms Contributed Property and Taxable Sale shall have the meanings specified in the Tax Protection Agreement.  The term

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“Repurchase Date” shall mean the date on which the first payment (in cash or Paired Shares) is made as described in Section 7(b) below.

(b)  The aggregate Repurchase Price shall be paid within one year after the exercise of the right described in Section 7(a) above, at the option of the Operating Partnership, (i) in cash, or (ii) in fully registered Paired Shares valued at the Current Per Share Market Price for such Paired Shares as of the date such shares are to be issued hereunder, except that the portion of the aggregate Repurchase Price consisting of accrued and unpaid distributions shall be paid in full in cash when such distributions are paid with respect to other 7.00% Cumulative Convertible Preferred Units, but in no event later than the time of the first cash payment provided in this Section 7(b) or the issuance of such Paired Shares, as the case may be.  If the Operating Partnership elects to pay for the 7.00% Cumulative Convertible Preferred Units in cash, the aggregate Repurchase Price shall be paid, at the option of the Operating Partnership, either (x) in full on or before such date which is one year after the exercise of the right described in Section 7(a) above or (y) in four (4) equal annual installments commencing not later than one year after the exercise of the right described in Section 7(a) above, with interest accruing on unpaid amounts from the date of exercise of the right described in Section 7(a) above at the rate of 7% per annum.

SECTION 8.  No Right to Certain Distributions.  Any holder of 7.00% Cumulative Convertible Preferred Units whose units are redeemed pursuant to Section 5 hereto, converted pursuant to Section 6 hereto or caused to be repurchased pursuant to Section 7 hereto, prior to being entitled to received any cash or other securities upon the occurrence of any such event, will be required to execute and deliver to the Operating Partnership and the Corporation a Distribution Return Agreement substantially in the form of Annex II hereto.

SECTION 9.  Restrictions on Transfer; Stapled Security. Restrictions on Transfer, Redemption, Conversion or Put; Stapled Security.  (a) The Paired Units shall be subject to the restrictions on transfer set forth in Sections 9.3 and 9.5 of the Partnership Agreement as if such units were “Partnership Units” there under.  Any transfer or attempted transfer in violation of the provisions of this Section 9(a)  shall be null and void.

(b)  Notwithstanding anything in this Certificate of Designation to the contrary, Paired Units shall only be transferred to a transferee, caused to be redeemed pursuant to Section 5, converted pursuant to Section 6 or caused to be repurchased pursuant to Section 7 as a Paired Unit, if any such units are otherwise required to be paired under this Certificate of Designation.  Any such transfer, redemption or repurchase or attempted transfer, redemption or repurchase of 7.00% Cumulative Convertible Preferred Units in violation of the provisions of this Section 9(b) shall be null and void.

SECTION 10.   Status of Converted or Redeemed 7.00% Cumulative Convertible Preferred Units.  Upon any conversion or any redemption, repurchase or other acquisition by the Operating Partnership of 7.00% Cumulative Convertible Preferred Units, the 7.00% Cumulative Convertible Preferred Units so converted, redeemed, repurchased or acquired shall be retired and canceled.

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SECTION 11.  Voting. (a) The Operating Partnership shall not, without the affirmative consent or approval of the holders of at least a majority of the 7.00% Cumulative Convertible Preferred Units then outstanding, voting separately as a class, (i) authorize any Senior Units; (ii) amend, alter or modify any of the provisions of this Certificate of Designation so as to adversely affect the holders of 7.00% Cumulative Convertible Preferred Units; or (iii) issue to any holder of Common Units any Parity Units by way of exchange, distribution or similar transaction in respect of such Common Units, unless such exchange, distribution or similar transaction is for fair value (as determined in good faith by the Managing General Partner).

(b) The Corporation shall not, without the affirmative consent or approval of the holders of at least a majority in Liquidation Preference of the 7.00% Cumulative Convertible Preferred Units and Corporation 7.00% Cumulative Convertible Preferred Stock then outstanding, voting together as a single class, (i) authorize any Senior Preferred Stock (as defined in Annex I hereto) or (ii) amend, alter or modify any of the provisions of the Certificate of Designation of the Corporation 7.00% Cumulative Convertible Preferred Stock so as to adversely affect the holders thereof.

SECTION 12.   Registration Rights for Corporation 7.00% Cumulative Convertible Preferred Stock.  The Corporation 7.00% Cumulative Convertible Preferred Stock issued to any holder of 7.00% Cumulative Convertible Preferred Units pursuant to Section 6 hereof shall be deemed “Registrable Securities” for purposes of Section 9.6 of the Partnership Agreement, subject to the limitations and qualifications contained in Section 9.6 of the Partnership Agreement unless the holder of such 7.00% Cumulative Convertible Preferred Units is party to a registration rights agreement pursuant to Section 5.06 of the Portfolio Agreement, in which case such holder exclusively shall have the rights set forth therein.

SECTION 13.  Issuance of Paired SRC Limited Partnership Units.  If any Common Units are to be issued to a holder of a 7.00% Cumulative Convertible Preferred Unit in connection with the redemption or conversion of such 7.00% Cumulative Convertible Preferred Unit as provided herein, the Operating Partnership shall distribute to the holder of such 7.00% Cumulative Convertible Preferred Unit so converted, for no additional consideration, a number of SRC Limited Partnership Units (as defined in the Partnership Agreement) equal to the number of Common Units so issued; provided, however, that if the value of such SRC Limited Partnership Units, as determined by the Operating Partnership consistent with its prior valuation methodology used to value SRC Limited Partnership Units, exceeds $.50 per Unit, then prior to the distribution of such SRC Limited Partnership Units, the Operating Partnership shall notify the Contributor Representative of its valuation of the SRC Limited Partnership Units.  If the Contributor Representative believes that the distribution of such SRC Limited Partnership Units may be taxable to the converting holders under Section 731(a) of the Code it may request that the Operating Partnership offer to provide the converting Partners with the opportunity to enter into so- called “bottom-up” guarantees under terms and conditions set forth in Section 2(z) of the Tax Protection Agreement, mutatis mutandis.  Remedy for a failure by the Operating Partnership to comply with such obligation to provide “bottom- up” guarantees shall be as set forth in Section 3 of

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the Tax Protection Agreement, mutatis mutandis.  It shall be a condition to any distribution of SRC Limited Partnership Units to a holder that such holder agree in writing to become a limited partner under the SRC Partnership agreement.

SECTION 14.  Definitions.  Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

“Closing Price” on any date shall mean the last sale price per share, regular way, of the Paired Shares or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the Paired Shares in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Paired Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Paired Shares are listed or admitted to trading or, if the Paired Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the Paired Shares or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Paired Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Paired Shares selected from time to time by the Board of Directors of the Managing General Partner.

“Current Per Share Market Price” on any date shall mean the average of the Closing Prices for the five consecutive Trading Days ending on such date.

“Deemed Partnership Unit Value” as of any date shall mean (i) the Current Per Share Market Price as of the Trading Day immediately preceding such date, minus (ii) the SPG Realty Deemed Partnership Unit Value; provided, however, that in the event of a stock dividend, stock split, stock distribution or the like, the Deemed Partnership Unit Value shall be adjusted by the Managing General Partner to provide fair and equitable arrangements, to the extent necessary, to fully adjust and avoid any dilution in the rights of the holders of the 7.00% Cumulative Convertible Preferred Units.

“Entity” shall mean any general partnership, limited partnership, limited liability company, limited liability partnership, corporation, joint venture, trust, business trust, cooperative or association.

“Limited Partners” shall mean those Persons whose names are set forth on Exhibit A to the Partnership Agreement as Limited Partners, their permitted successors or assigns as limited partners hereof, and/or any Person who, at the time of reference thereto, is a limited partner of the Operating Partnership.

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“Managing General Partner” shall mean Simon Property Group, Inc., a Delaware corporation.

“Non-Managing General Partners” shall mean, collectively, SD Property Group, Inc. and SPG Properties, Inc.

“Paired Share” shall mean one Share and one Trust Interest.

“Partners” shall mean the Managing General Partner, the Non-Managing General Partners and the Limited Partners, their duly admitted successors or assigns or any Person who is a partner of the Operating Partnership at the time of reference thereto.

“Partnership Units” shall mean the interest in the Operating Partnership of any Partner which entitles a Partner to the allocations (and each item thereof) specified in the Partnership Agreement and all distributions from the Operating Partnership, and its rights of management, consent, approval, or participation, if any, as provided in the Partnership Agreement. Partnership Units do not include Preferred Units.  Each Partner’s percentage ownership interest in the Operating Partnership shall be determined by dividing the number of Partnership Units then owned by each Partner by the total number of Partnership Units then outstanding.

“Person” shall mean any individual or Entity.

“Shares” shall mean the shares of common stock, par value $0.0001 per share, of the Corporation.

“SPG Managing General Partner” shall mean SPG Realty Consultants, Inc.

“SPG Realty” shall mean SPG Realty Consultants, Inc.

“SPG Realty Deemed Partnership Unit Value” with respect to a particular Trust Interest as of any date shall mean the value of the SPG Shares underlying such Trust Interest, which shall be an amount equal to the greater of (i) the aggregate par value of the SPG Share underlying the Trust Interest and (ii) the amount determined in good faith by the Board of Directors of the  SPG Managing General Partner to represent the fair market net asset value of the SPG Share underlying the Trust Interest.

“SPG Shares” shall mean the Common Stock, par value $.01 per share of the SPG Managing General Partner.

“Trading Day” shall mean a day on which the principal national securities exchange on which the Paired Shares are listed or admitted to trading is open for the transaction of business or, if the Paired Shares are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking

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institutions in the State of New York are authorized or obligated by law or executive order to close.

“Trust” shall mean the trust owning all of the outstanding shares of Common Stock, par value $0.0001 per share, of SPG Realty subject to a trust agreement among certain stockholders of the Corporation, a trustee and the SPG Realty pursuant to which all holders of Shares are beneficiaries of such Trust.

“Trust Interest” shall mean a pro rata beneficial interest in the Trust.

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DISTRIBUTION RETURN AGREEMENT

Date:

Simon Property Group, L.P.

National City Center

115 West Washington Street, Suite 15 East

Indianapolis, Indiana 46204

Dear Sirs:

The undersigned is a holder of 7.00% Cumulative Convertible Preferred Units (“Preferred Units”) of Simon Property Group, L.P., a Delaware limited liability (the “Operating Partnership”).  On the date hereof, the undersigned has presented to the Operating Partnership        (number) Preferred Units (the “Tendered Units”) for (a) redemption (the “Redemption”); (b) conversion (the “Conversion”) or (c) repurchase (the “Repurchase”) pursuant to their terms.  This letter agreement is being given in satisfaction of a condition to the Redemption, Conversion, or Repurchase, as applicable, of the Tendered Units.

The undersigned hereby agrees with the Operating Partnership that, in the event the undersigned receives any payment or distribution with respect to Tendered Units after their Redemption, Conversion, or Repurchase, as applicable, other than a payment or distribution required to be made in connection therewith, the undersigned will promptly remit such payment or distribution back to the Operating Partnership.

In furtherance of the foregoing, the undersigned further grants to the Operating Partnership the right to set off against any unpaid amount due to the Operating Partnership under this letter agreement any debt or other obligation of the Operating Partnership owing to the undersigned, including, without limitation, any dividend or other distribution payable to the undersigned by reason of its ownership of Preferred Units or any other securities of the Operating Partnership.

This letter agreement shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflicts of laws principles.

Very truly yours,

(Name of Holder of Preferred Units)

By:
Name:
Title:

AGREED:
SIMON PROPERTY GROUP, L.P.

By:
Name:
Title:

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CERTIFICATE OF DESIGNATION

OF

8.00% CUMULATIVE REDEEMABLE PREFERRED UNITS

OF

SIMON PROPERTY GROUP, L.P.

WHEREAS, Simon Property Group, L.P. (the “Operating Partnership”) has agreed to designate a series of preferred units having the powers, preferences and relative, participating, optional or other special rights set forth herein and to issue the units so designated solely as partial consideration for the NED Portfolio Properties as defined in certain contribution agreements with respect to properties the sale of which was arranged by NED Management Limited Partnership and WellsPark Management LLC and, under certain circumstances, as partial consideration for Pheasant Lane Mall in Nashua New Hampshire and Cambridgeside Galleria in Cambridge, Massachusetts pursuant to contribution agreements with respect to those properties (the contribution agreements for the NED Portfolio Properties. Pheasant Lane Mall and Cambridgeside Galleria are referred to herein as the “Contribution Agreements”); and

WHEREAS, the designation of the preferred units of the Operating Partnership hereby is permitted by the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Partnership Agreement”); and

WHEREAS, Simon Property Group, Inc. (the “Corporation”), the managing general partner of the Operating Partnership (in such capacity, the “Managing General Partner”), has determined that it is in the best interest of the Operating Partnership to designate a new series of preferred units of the Operating Partnership;

NOW THEREFORE, the Managing General Partner hereby designates a series of preferred units and fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such preferred units, as follows:

SECTION 1.  Designation and Number.  The units of such series shall be designated “8.00% Cumulative Redeemable Preferred Units” (the “8.00% Cumulative Redeemable Preferred Units”).  The authorized number of 8.00% Cumulative Redeemable Preferred Units shall be 1,500,000 but such 8.00% Cumulative Redeemable Preferred Units shall only be issuable as consideration pursuant to the Contribution Agreements.  Subject to Sections 5 and 6 hereof, each 8.00% Cumulative Redeemable Preferred Unit shall be paired with one (1) 7.00% Cumulative Convertible Preferred Unit of the Operating Partnership (“7.00% Cumulative Convertible Preferred Unit”) or one (1) Common Unit into which such 7.00%

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Cumulative Convertible Preferred Unit is converted and such paired units shall be subject to the transfer restrictions set forth in Section 9 hereof (as such, “Paired Units”); provided that in the event of (i) the redemption by the Operating Partnership of the 8.00% Cumulative Redeemable Preferred Units for Common Units; (ii) the conversion of 8.00% Cumulative Redeemable Preferred Units into 8.00% Cumulative Redeemable Preferred Stock (as defined below) as permitted under Section 6 herein or (iii) the repurchase of 8.00% Cumulative Redeemable Preferred Units payable in Paired Shares as  permitted under Section 7 herein, then in each such case, the 7.00% Cumulative Convertible Preferred Units shall cease to be paired with such Common Units issuable upon such redemption, such 8.00% Cumulative Redeemable Preferred Stock issuable upon such conversion, or such Paired Shares issuable upon repurchase, as the case may be, and the provisions of Section 9(b) hereof shall no longer apply to 8.00% Cumulative Redeemable Preferred Units which had been paired with the 8.00% Cumulative Redeemable Preferred Stock which were so redeemed or converted.

SECTION 2.  Ranking. The 8.00% Cumulative Redeemable Preferred Units shall, with respect to the payment of distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership, rank: (i) senior to the holders of Partnership Units of the Operating Partnership (the “Common Units”) and any other equity securities of the Operating Partnership which by their terms rank junior to the 8.00% Cumulative Redeemable Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership (such Common Units and such other equity securities, collectively, the “Junior Units”), (ii) pari passu with any other preferred units which are not by their terms junior or, subject to Section 11 hereof, senior to the 8.00% Cumulative Redeemable Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership, and in all respects shall rank pari passu with the 6.50% Series A Convertible Preferred Units, Series B Convertible Preferred Units, 8-3/4% Series B Cumulative Redeemable Preferred Units, 7.89% Series C Cumulative Step-Up Premium Rate Preferred Units and 7.00% Cumulative Convertible Preferred Units, which are the only preferred units of the Operating Partnership authorized as of the date hereof (“Parity Units”) and (iii) subject to Section 11 hereof, junior to any other preferred units which by their terms are senior to the 8.00% Cumulative Redeemable Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership (“Senior Units”).

SECTION 3.  Distributions. (a)  Distributions on the 8.00% Cumulative Redeemable Preferred Units are cumulative from the date of issuance and are payable quarterly on or about the last day of March, June, September and December of each year in an amount in cash equal to 7.00% of the Liquidation Preference (as defined herein) per annum.

(b)  Distributions on the 8.00% Cumulative Redeemable Preferred Units, without any additional return on unpaid distributions, will accrue, whether or not the Operating Partnership has earnings, whether or not there are funds legally available for the payment of such distribution and whether or not such distributions are declared or paid when due. All

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such distributions accumulate from the first date of issuance of any such 8.00% Cumulative Redeemable Preferred Units. Distributions on the 8.00% Cumulative Redeemable Preferred Units shall cease to accumulate on such units on the date of their earlier conversion or redemption.

(c)  In allocating items of income, gain, loss and deductions which could have an effect upon the determination of the federal income tax liability of any holder of the 8.00% Cumulative Redeemable Preferred Unit, except as otherwise required by Section 704(c) of the Internal Revenue Code of 1986, as amended, or any other applicable provisions thereof, the Operating Partnership shall allocate each such item proportionately, based on the distributive share of profits or losses, as the case may be, of the Operating Partnership allocated to holders of the 8.00% Cumulative Redeemable Preferred Units as compared to the total of the distributive shares of such profits and losses, as the case may be, allocated to all partners of the Operating Partnership.

(d)  If any 8.00% Cumulative Redeemable Preferred Units are outstanding, then, except as provided in the following sentence, no distributions shall be declared or paid or set apart for payment on any Parity Units or Junior Units for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payments on the 8.00% Cumulative Redeemable Preferred Units for all past distribution periods and the then current distribution period.  When distributions are not paid in full (or a sum sufficient for such full payment is not set apart) upon the 8.00% Cumulative Redeemable Preferred Units and any Parity Units, all distributions declared upon the 8.00% Cumulative Redeemable Preferred Units and any other Parity Units shall be declared pro rata so that the amount of distributions declared the 8.00% Cumulative Redeemable Preferred Unit and such other Parity Units shall in all cases bear to each other the same ratio that accrued distributions per 8.00% Cumulative Redeemable Preferred Unit and such other series of Parity Units bear to each other.

(e)  Except as provided in subparagraph (d) above, unless full cumulative distributions on the 8.00% Cumulative Redeemable Preferred Units have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the then current distribution period, no distributions (other than in Junior Units) shall be declared, set aside for payment or paid and no other distribution shall be declared or made upon any Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the Operating Partnership (except by conversion into or exchange for Junior Units).

SECTION 4.  Liquidation Preference.  (a)  Each 8.00% Cumulative Redeemable Preferred Unit shall be entitled to a liquidation preference of $30.00 per 8.00% Cumulative Redeemable Preferred Unit (“Liquidation Preference”).

(b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Operating Partnership pursuant to Article VIII of the Partnership Agreement, the

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holders of 8.00% Cumulative Redeemable Preferred Units then outstanding shall be entitled to be paid out of the assets of the Operating Partnership available for distribution, after and subject to the payment in full of all amounts required to be distributed to the holders of Senior Units, but before any payment shall be made to the holders of Junior Units, an amount equal to the aggregate Liquidation Preference of the 8.00% Cumulative Redeemable Preferred Units held by such holder, plus an amount equal to accrued and unpaid distributions thereon, if any.  If upon any such liquidation, dissolution or winding up of the Operating Partnership the remaining assets of the Operating Partnership available for the distribution after payment in full of amounts required to be paid or distributed to holders of Senior Units shall be insufficient to pay the holders of the 8.00% Cumulative Redeemable Preferred Units the full amount to which they shall be entitled, the holders of the 8.00% Cumulative Redeemable Preferred Units, and the holders of any series of Parity Units, shall share ratably with other holders of Parity Units in any distribution of the remaining assets and funds of the Operating Partnership in proportion to the respective amounts which would otherwise be payable in respect to the Parity Units held by each of the said holders upon such distribution if all amounts payable on or with respect to said Parity Units were paid in full. After payment in full of the Liquidation Preference and accumulated and unpaid distributions to which they are entitled, the holders of 8.00% Cumulative Redeemable Preferred Units shall not be entitled to any further participation in any distribution of the assets of the Operating Partnership.

SECTION 5.  Redemption.  (a)  General.  The 8.00% Cumulative Redeemable Preferred Units are not redeemable, except as permitted under Sections 6 and 7 herein, prior to August 27, 2009.

(b)  Optional Redemption.  (i) On and after August 27, 2009, the Operating Partnership may, at its option, at any time, redeem the 8.00% Cumulative Redeemable Preferred Units, in whole or in part, at the Liquidation Preference, plus accrued and unpaid distributions thereon, if any, to and including the date of redemption (the “Redemption Price”).  The Redemption Price (other than the portion thereof consisting of accrued and unpaid distributions, which shall be payable in cash) is payable, at the option of the Operating Partnership, in any combination of (i) new preferred unit (“New Preferred Units”) of the Operating Partnership having substantially the same terms as the 8.00% Cumulative Redeemable Preferred Units with a distribution coupon to be reset based on the then market rates (such rate to be determined in good faith by the Managing General Partner), or (ii) in Common Units at the Deemed Partnership Unit Value as of the Redemption Date (as defined below), of the Common Units to be issued.

(ii)  Provided that no later than the Redemption Date the Operating Partnership shall have (A) set apart the funds necessary to pay the accrued and unpaid distribution on all the 8.00% Cumulative Redeemable Preferred Units then called for redemption and (B) reserved for issuance a sufficient number of authorized Common Units and/or New Preferred Units, the Operating Partnership may give the holders of the 8.00% Cumulative Redeemable Preferred Units written notice (“Redemption Notice”) of a redemption pursuant to Section 5(b) (a “Redemption”) not more than 70 nor less than 40 calendar days prior to the date fixed

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for redemption (the “Redemption Date”) at the address of such holders on the books of the  Operating Partnership (provided that failure to give such notice or any defect therein shall not affect the validity of the proceeding for a Redemption except as to the holder to whom the Operating Partnership has failed to give such notice or whose notice was defective).  The 8.00% Cumulative Redeemable Preferred Units for which the Redemption Price has been paid shall no longer be deemed outstanding from and after the date of payment and all rights with respect to such units shall forthwith cease and terminate. In case fewer than all of the outstanding 8.00% Cumulative Redeemable Preferred Units are called for redemption, such units shall be redeemed pro rata, as nearly as practicable, among all holders of 8.00% Cumulative Redeemable Preferred Units, provided that, if within 20 business days of the Redemption Notice the Contributor Representative (as such term is defined in the Tax Protection Agreement entered into on or prior to the date hereof between Operating Partnership and certain other parties (the “Tax Protection Agreement”)) notifies the Operating Partnership of an alternative allocation (“Allocation Notice”), then the redemption of the 7.00% Cumulative Preferred Units shall be allocated in accordance with such Allocation Notice.  On or before the Redemption Date, a holder of 8.00% Cumulative Redeemable Preferred Units shall have the conversion right set forth in Section 6 hereof notwithstanding anything in this Section 5 to the contrary.

SECTION 6.  Conversion.    (a)  Each 8.00% Cumulative Redeemable Preferred Unit shall be convertible at the option of the holder, at any time on and after August 27, 2004, upon no less than 15 business days prior written notice to the Corporation and the Operating Partnership, in whole or in part, unless previously redeemed, pursuant to Section 6(b) below.

(b)  Each 8.00% Cumulative Redeemable Preferred Unit that the holder elects to convert will be redeemed for shares of 8.00% Cumulative Redeemable Preferred Stock of the Corporation having an aggregate liquidation preference equal to the Liquidation Preference of the 8.00% Cumulative Redeemable Preferred Units that the holder elects to convert, such preferred stock of the Corporation to have the rights and preferences set forth on Annex I hereto (“Corporation 8.00% Cumulative Redeemable Preferred Stock”).

(c)  No fractional Conversion Units or scrip representing fractions of Conversion Units shall be issued upon conversion of a 8.00% Cumulative Redeemable Preferred Unit.  If a fractional Conversion Unit is otherwise deliverable to a converting holder upon a conversion of 8.00% Cumulative Redeemable Preferred Units, the Operating Partnership shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fractional interest, calculated to the nearest 1/1000th of a unit, to be computed using the current market price of a Paired Share on the date of conversion, in the case of a conversion into Common Units.

SECTION 7.  Put Right.     (a) In the event of (i) the death of an Actual Taxpayer (as defined in the Tax Protection Agreement) holding directly or indirectly 8.00% Cumulative Redeemable Preferred Units, (ii) in the case of 8.00% Cumulative Redeemable Preferred Units held directly or indirectly by an Actual Taxpayer in trust, the death of the person designated from time to time by the trustee(s) of such trust, or (iii) a Tax Triggering Event

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with respect to an Actual Taxpayer holding directly or indirectly 8.00% Cumulative Redeemable Preferred Units, then in any such event such holder or the subsequent holder or holders, as the case may be, of such 8.00% Cumulative Redeemable Preferred Units may require the Operating Partnership to repurchase such 8.00% Cumulative Redeemable Preferred Units, in accordance with Section 7(b) below, at a price of $30.00 per 8.00% Cumulative Redeemable Preferred Unit, plus distributions accrued and unpaid to the repurchase date (such sum, the “Repurchase Price”).  As used in this Section 7(a), “Tax Triggering Event” means, with respect to any Actual Taxpayer holding directly or indirectly 8.00% Cumulative Redeemable Preferred Units, any transaction by the Operating Partnership (x) involving the Contributed Property and (y) constituting a Taxable Sale.  The terms Contributed Property and Taxable Sale shall have the meanings specified in the Tax Protection Agreement.  The term “Repurchase Date” shall mean the date on which the first payment (in cash or Paired Shares) is made as described in Section 7(b) below.

(b)  The aggregate Repurchase Price shall be paid within one year after the exercise of the right described in Section 7(a) above, at the option of the Operating Partnership, (i) in cash, or (ii) in fully registered Paired Shares valued at the Current Per Share Market Price for such Paired Shares as of the date such shares are to be issued hereunder, except that the portion of the aggregate Repurchase Price consisting of accrued and unpaid distributions shall be paid in full in cash when such distributions are paid with respect to other 8.00% Cumulative Redeemable Preferred Units, but in no event later than the time of the first cash payment provided in this Section 7(b) or the issuance of such Paired Shares, as the case may be.  If the Operating Partnership elects to pay for the 8.00% Cumulative Redeemable Preferred Units in cash, the aggregate Repurchase Price shall be paid, at the option of the Operating Partnership, either (x) in full on or before such date which is one year after the exercise of the right described in Section 7(a) above or (y) in four (4) equal annual installments commencing not later than one year after the exercise of the right described in Section 7(a) above, with interest accruing on unpaid amounts from the date of exercise of the right described in Section 7(a) above at the rate of 8% per annum.

SECTION 8.  No Right to Certain Distributions.  Any holder of 8.00% Cumulative Redeemable Preferred Units whose units are redeemed pursuant to Section 5 hereto, converted pursuant to Section 6 hereto or caused to be  repurchased pursuant to Section 7 hereto, prior to being entitled to received any cash or other securities upon the occurrence of any such event, will be required to execute and deliver to the Operating Partnership and the Corporation a Distribution Return Agreement substantially in the form of Annex II hereto.

SECTION 9.  Restrictions on Transfer, Redemption, Conversion or Put; Stapled Security.  (a)  The Paired Units shall be subject to the restrictions on transfer set forth in Sections 9.3 and 9.5 of the Partnership Agreement as if such units were “Partnership Units” there under.  Any transfer or attempted transfer in violation of the provisions of this Section 9(a) shall be null and void.

(b)  Notwithstanding anything in this Certificate of Designation to the contrary, Paired Units shall only be transferred to a transferee, caused to be redeemed pursuant to Section 5,

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converted pursuant to Section 6 or caused to be repurchased pursuant to Section 7 as a Paired Unit, if any such units are otherwise required to be paired under this Certificate of Designation.  Any such transfer, redemption or repurchase or attempted transfer, redemption or repurchase of 8.00% Cumulative Redeemable Preferred Units in violation of the provisions of this Section 9(b) shall be null and void.

•                  Status of Converted or Redeemed 8.00% Cumulative Redeemable Preferred Units.  Upon any conversion or any redemption, repurchase or other acquisition by the Operating Partnership of 8.00% Cumulative Redeemable Preferred Units, the 8.00% Cumulative Redeemable Preferred Units so converted, redeemed, repurchased or acquired shall be retired and canceled.

SECTION 11.  Voting. (a) The Operating Partnership shall not, without the affirmative consent or approval of the holders of at least a majority of the 8.00% Cumulative Redeemable Preferred Units then outstanding, voting separately as a class, (i) authorize any Senior Units; (ii) amend, alter or modify any of the provisions of this Certificate of Designation so as to adversely affect the holders of 8.00% Cumulative Redeemable Preferred Units; or (iii) issue to any holder of Common Units any Parity Units by way of exchange, distribution or similar transaction in respect of such Common Units, unless such exchange, distribution or similar transaction is for fair value (as determined in good faith by the Managing General Partner).

(b) The Corporation shall not, without the affirmative consent or approval of the holders of at least a majority in Liquidation Preference of the 8.00% Cumulative Redeemable Preferred Units and Corporation 8.00% Cumulative Redeemable Preferred Stock then outstanding, voting together as a single class, (i) authorize any Senior Preferred Stock (as defined in Annex I hereto); or (ii) amend, alter or modify any of the provisions of the Certificate of Designation of the Corporation 8.00% Cumulative Redeemable Preferred Stock so as to adversely affect the holders thereof.

SECTION 12.  Registration Rights for Corporation 8.00% Cumulative Redeemable Preferred Stock.  The Corporation 8.00% Cumulative Redeemable Preferred Stock issued to any holder of 8.00% Cumulative Redeemable Preferred Units pursuant to Section 6 hereof shall be deemed “Registrable Securities” for purposes of Section 9.6 of the Partnership Agreement, subject to the limitations and qualifications contained in Section 9.6 of the Partnership Agreement unless the holder of such 8.00% Cumulative Redeemable Preferred Units is party to a registration rights agreement pursuant to Section 5.06 of the Portfolio Agreement, in which case such holder exclusively shall have the rights set forth therein.

SECTION 13.  Issuance of Paired SRC Limited Partnership Units.  If any Common Units are to be issued to a holder of a 8.00% Cumulative Redeemable Preferred Unit in connection with the redemption of such 8.00% Cumulative Redeemable Preferred Unit as provided herein, the Operating Partnership shall distribute to the holder of such 8.00% Cumulative Redeemable Preferred Unit so converted, for no additional consideration, a number of SRC Limited Partnership Units (as defined in the Partnership Agreement) equal to

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the number of Common Units so issued; provided, however, that if the value of such SRC Limited Partnership Units, as determined by the Operating Partnership consistent with its prior valuation methodology used to value SRC Limited Partnership Units, exceeds $.50 per Unit, then prior to the distribution of such SRC Limited Partnership Units, the Operating Partnership shall notify the Contributor Representative of its valuation of the SRC Limited Partnership Units.  If the Contributor Representative believes that the distribution of such SRC Limited Partnership Units may be taxable to the converting holders under Section 731(a) of the Code it may request that the Operating Partnership offer to provide the converting Partners with the opportunity to enter into so-called “bottom-up” guarantees under terms and conditions set forth in Section 2(z) of the Tax Protection Agreement, mutatis mutandis.  Remedy for a failure by the Operating Partnership to comply with such obligation to provide “bottom-up” guarantees shall be as set forth in Section 3 of the Tax Protection Agreement, mutatis mutandis.  It shall be a condition to any distribution of SRC Limited Partnership Units to a holder that such holder agree in writing to become a limited partner under the SRC Partnership agreement.

SECTION 14.  Definitions.  Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

“Closing Price” on any date shall mean the last sale price per share, regular way, of the Paired Shares or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the Paired Shares in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Paired Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Paired Shares are listed or admitted to trading or, if the Paired Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the Paired Shares or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Paired Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Paired Shares selected from time to time by the Board of Directors of the Managing General Partner.

“Current Per Share Market Price” on any date shall mean the average of the Closing Prices for the five consecutive Trading Days ending on such date.

“Deemed Partnership Unit Value” as of any date shall mean (i) the Current Per Share Market Price as of the Trading Day immediately preceding such date, minus (ii) the SPG Realty Deemed Partnership Unit Value; provided, however, that in the event of a stock dividend, stock split, stock distribution or the like, the Deemed Partnership Unit Value shall be adjusted by the Managing General Partner to provide fair and equitable arrangements, to

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the extent necessary, to fully adjust and avoid any dilution in the rights of the holders of the 7.00% Cumulative Convertible Preferred Units.

“Entity” shall mean any general partnership, limited partnership, limited liability company, limited liability partnership, corporation, joint venture, trust, business trust, cooperative or association.

“Limited Partners” shall mean those Persons whose names are set forth on Exhibit A to the Partnership Agreement as Limited Partners, their permitted successors or assigns as limited partners hereof, and/or any Person who, at the time of reference thereto, is a limited partner of the Operating Partnership.

“Managing General Partner” shall mean Simon Property Group, Inc., a Delaware corporation.

“Non-Managing General Partners” shall mean, collectively, SD Property Group, Inc. and SPG Properties, Inc.

“Paired Share” shall mean one Share and one Trust Interest.

“Partners” shall mean the Managing General Partner, the Non-Managing General Partners and the Limited Partners, their duly admitted successors or assigns or any Person who is a partner of the Operating Partnership at the time of reference thereto.

“Partnership Units” shall mean the interest in the Operating Partnership of any Partner which entitles a Partner to the allocations (and each item thereof) specified in the Partnership Agreement and all distributions from the Operating Partnership, and its rights of management, consent, approval, or participation, if any, as provided in the Partnership Agreement. Partnership Units do not include Preferred Units.  Each Partner’s percentage ownership interest in the Operating Partnership shall be determined by dividing the number of Partnership Units then owned by each Partner by the total number of Partnership Units then outstanding.

“Person” shall mean any individual or Entity.

“Shares” shall mean the shares of common stock, par value $0.0001 per share, of the Corporation.

“SPG Managing General Partner” shall mean SPG Realty Consultants, Inc.

“SPG Realty” shall mean SPG Realty Consultants, Inc.

“SPG Realty Deemed Partnership Unit Value” with respect to a particular Trust Interest as of any date shall mean the value of the SPG Shares underlying such Trust Interest, which shall be an amount equal to the greater of (i) the aggregate par value of the SPG Share

9

underlying the Trust Interest and (ii) the amount determined in good faith by the Board of Directors of the SPG Managing General Partner to represent the fair market net asset value of the SPG Share underlying the Trust Interest.

“SPG Shares” shall mean the Common Stock, par value $.01 per share of the SPG Managing General Partner.

“Trading Day” shall mean a day on which the principal national securities exchange on which the Paired Shares are listed or admitted to trading is open for the transaction of business or, if the Paired Shares are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Trust” shall mean the trust owning all of the outstanding shares of Common Stock, par value $0.0001 per share, of SPG Realty subject to a trust agreement among certain stockholders of the Corporation, a trustee and the SPG Realty pursuant to which all holders of Shares are beneficiaries of such Trust.

“Trust Interest” shall mean a pro rata beneficial interest in the Trust.

10

DISTRIBUTION RETURN AGREEMENT

Date:

Simon Property Group, L.P.

National City Center

115 West Washington Street, Suite 15 East

Indianapolis, Indiana 46204

Dear Sirs:

The undersigned is a holder of 8.00% Cumulative Redeemable Preferred Units (“Preferred Units”) of Simon Property Group, L.P., a Delaware limited liability (the “Operating Partnership”).  On the date hereof, the undersigned has presented to the Operating Partnership        (number) Preferred Units (the “Tendered Units”) for (a) redemption (the “Redemption”); (b) conversion (the “Conversion”) or (c) repurchase (the “Repurchase”) pursuant to their terms.  This letter agreement is being given in satisfaction of a condition to the Redemption, Conversion, or Repurchase, as applicable, of the Tendered Units.

The undersigned hereby agrees with the Operating Partnership that, in the event the undersigned receives any payment or distribution with respect to Tendered Units after their Redemption, Conversion, or Repurchase, as applicable, other than a payment or distribution required to be made in connection therewith, the undersigned will promptly remit such payment or distribution back to the Operating Partnership.

In furtherance of the foregoing, the undersigned further grants to the Operating Partnership the right to set off against any unpaid amount due to the Operating Partnership under this letter agreement any debt or other obligation of the Operating Partnership owing to the undersigned, including, without limitation, any dividend or other distribution payable to the undersigned by reason of its ownership of Preferred Units or any other securities of the Operating Partnership.

This letter agreement shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflicts of laws principles.

Very truly yours,

(Name of Holder of Preferred Units)

By:
Name:
Title:

AGREED:

SIMON PROPERTY GROUP, L.P.

By:

Name:

Title:

11

CERTIFICATE OF DESIGNATION

OF

7.50% CUMULATIVE REDEEMABLE PREFERRED UNITS

OF

SIMON PROPERTY GROUP, L.P.

WHEREAS, Simon Property Group, L.P. (the “Operating Partnership”) has agreed to designate a series of preferred units having the powers, preferences and relative, participating, optional or other special rights set forth herein and to issue the units so designated solely as consideration for certain partnership interests which have been or may be transferred to the Operating Partnership pursuant to a Contribution Agreement dated as of November 10, 2003, among the Operating Partnership and the contributors described therein (the “Contribution Agreement”); and

WHEREAS, the designation of the preferred units of the Operating Partnership hereby is permitted by the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership dated as of August 27, 1999 and supplemented by the Amended and Restated Supplement dated as of June 30, 2003 (the “Partnership Agreement”);

NOW THEREFORE, Simon Property Group, Inc. (the “Corporation”), the general partner of the Operating Partnership (in such capacity, the “General Partner”), hereby designates a series of preferred units and fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such preferred units, as follows:

SECTION 1. Designation and Number.  The units of such series shall be designated “7.50% Cumulative Redeemable Preferred Units” (the “7.50% Cumulative Redeemable Preferred Units”).  The authorized number of 7.50% Cumulative Redeemable Preferred Units shall be 260,000 but such 7.50% Cumulative Redeemable Preferred Units shall only be issuable pursuant to the Contribution Agreement.

SECTION 2.  Ranking.  The 7.50% Cumulative Redeemable Preferred Units shall, with respect to the payment of distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership, rank:  (i) senior to the holders of Partnership Units as defined in Section 10 (the “Common Units”) and any other equity securities of the Operating Partnership which by their terms rank junior to the 7.50% Cumulative Redeemable Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership (such Common Units and such other equity securities, collectively, the “Junior Units”), (ii) pari passu with any other preferred units which are not by their terms junior or, subject to Section 9 hereof, senior to the 7.50% Cumulative Redeemable Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership, and in all respects shall rank pari passu with the 6.50% Series B

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Convertible Preferred Units, 8.00% Series E Cumulative Redeemable Preferred Units, 8-3/4% Series F Cumulative Redeemable Preferred Units, 7.89% Series G Cumulative Step-Up Premium Rate Preferred Units, 7.00% Cumulative Convertible Preferred Units and 8.00% Cumulative Redeemable Preferred Units, which are the only preferred units of the Operating Partnership authorized as of the date hereof (“Parity Units”) and (iii) subject to Section 9 hereof, junior to any other preferred units which by their terms are senior to the 7.50% Cumulative Redeemable Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership (“Senior Units”).

SECTION 3.  Distributions. (a) Distributions on the 7.50% Cumulative Redeemable Preferred Units are cumulative from the date of issuance and are payable quarterly on or about the last day of March, June, September and December of each year in an amount in cash equal to 7.50% of the Liquidation Preference (as defined herein) per annum.

(b)           Distributions on the 7.50% Cumulative Redeemable Preferred Units, without any additional return on unpaid distributions, will accrue, whether or not the Operating Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are declared or paid when due.  All such distributions accumulate from the first date of issuance of any such 7.50% Cumulative Redeemable Preferred Units. Distributions on the 7.50% Cumulative Redeemable Preferred Units shall cease to accumulate on such units on the date of their redemption.

(c)           In allocating items of income, gain, loss and deductions which could have an effect upon the determination of the federal income tax liability of any holder of the 7.50% Cumulative Redeemable Preferred Units, except as otherwise required by Section 704(c) of the Internal Revenue Code of 1986, as amended, or any other applicable provisions thereof, the Operating Partnership shall allocate each such item proportionately, based on the distributive share of profits or losses, as the case may be, of the Operating Partnership allocated to holders of the 7.50% Cumulative Redeemable Preferred Units as compared to the total of the distributive shares of such profits and losses, as the case may be, allocated to all partners of the Operating Partnership.

(d)           If any 7.50% Cumulative Redeemable Preferred Units are outstanding, then, except as provided in the following sentence, no distributions shall be declared or paid or set apart for payment on any Parity Units or Junior Units for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payments on the 7.50% Cumulative Redeemable Preferred Units for all past distribution periods and the then current distribution period.  When distributions are not paid in full (or a sum sufficient for such full payment is not set apart) upon the 7.50% Cumulative Redeemable Preferred Units and any Parity Units, all distributions declared upon the 7.50% Cumulative Redeemable Preferred Units and any other Parity Units shall be declared pro rata so that the amount of distributions declared upon the 7.50% Cumulative Redeemable Preferred Units and such other Parity Units

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shall in all cases bear to each other the same ratio that accrued distributions per 7.50% Cumulative Redeemable Preferred Unit and such other series of Parity Units bear to each other.

(e)           Except as provided in subparagraph (d) above, unless full cumulative distributions on the 7.50% Cumulative Redeemable Preferred Units have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the then current distribution period, no distributions (other than in Junior Units) shall be declared, set aside for payment or paid and no other distribution shall be declared or made upon any Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the Operating Partnership (except by conversion into or exchange for Junior Units).

SECTION 4.  Liquidation Preference.  (a) Each 7.50% Cumulative Redeemable Preferred Unit shall be entitled to a liquidation preference of $100.00 per 7.50% Cumulative Redeemable Preferred Unit (“Liquidation Preference”).

(b)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Operating Partnership pursuant to Article VIII of the Partnership Agreement, the holders of 7.50% Cumulative Redeemable Preferred Units then outstanding shall be entitled to be paid out of the assets of the Operating Partnership available for distribution, after and subject to the payment in full of all amounts required to be distributed to the holders of Senior Units, but before any payment shall be made to the holders of Junior Units, an amount equal to the aggregate Liquidation Preference of the 7.50% Cumulative Redeemable Preferred Units held by such holder, plus an amount equal to accrued and unpaid distributions thereon, if any.  If upon any such liquidation, dissolution or winding up of the Operating Partnership the remaining assets of the Operating Partnership available for the distribution after payment in full of amounts required to be paid or distributed to holders of Senior Units shall be insufficient to pay the holders of the 7.50% Cumulative Redeemable Preferred Units the full amount to which they shall be entitled, the holders of the 7.50% Cumulative Redeemable Preferred Units, and the holders of any series of Parity Units, shall share ratably with other holders of Parity Units in any distribution of the remaining assets and funds of the Operating Partnership in proportion to the respective amounts which would otherwise be payable in respect to the Parity Units held by each of the said holders upon such distribution if all amounts payable on or with respect to said Parity Units were paid in full.  After payment in full of the Liquidation Preference and accumulated and unpaid distributions to which they are entitled, the holders of 7.50% Cumulative Redeemable Preferred Units shall not be entitled to any further participation in any distribution of the assets of the Operating Partnership.

SECTION 5.  Redemption.  (a) General.  The 7.50% Cumulative Redeemable Preferred Units are not redeemable prior to November 10, 2006, except as otherwise expressly permitted under this Section 5 or Section 6 herein.

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(b)           Optional Redemption.  (i)  The Operating Partnership may, at its option, redeem the 7.50% Cumulative Redeemable Preferred Units, in whole or in part, at the Liquidation Preference, plus accrued and unpaid distributions thereon, if any, to and including the date of redemption (the “Redemption Price”) upon the occurrence of any of the following events: (A) the death of an Actual Taxpayer (as defined in the Tax Protection Agreement (as defined in Section 10)) holding directly or indirectly 7.50% Cumulative Redeemable Preferred Units, but only the 7.50% Cumulative Redeemable Preferred Units held by such holder; (B) the transfer of any 7.50% Cumulative Redeemable Preferred Units to any person or entity other than the persons or entities entitled to the benefits and rights of a Contributor (as defined in the Tax Protection Agreement), but only the 7.50% Cumulative Redeemable Preferred Units so transferred; and (C) on or after November 10, 2013.  Notwithstanding the foregoing, the Operating Partnership may not redeem any 7.50% Cumulative Redeemable Preferred Units held by Harold or Adele Schaeffer during the period commencing November 10, 2003 and ending on the death of the survivor of Harold and Adele Schaeffer.

(ii) The Redemption Price (other than the portion thereof consisting of accrued and unpaid distributions, which shall be payable in cash) is payable, at the option of the Operating Partnership, in any combination of (i) cash, or (ii) whole Shares valued at the Current Per Share Market Price as of the Redemption Date (as defined below); provided, however, that any such Shares shall be covered by an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), permitting the resale without restriction of such Shares in the public trading market.  If the Operating Partnership intends to pay a portion of the Redemption Price in Shares or if the redemption is pursuant to Section 5(b)(i)(D) above, the Operating Partnership shall give the affected holders of the 7.50% Cumulative Redeemable Preferred Units written notice specifying the maximum portion, if any, of the Redemption Price to be paid in Shares (“Share Payment Notice”) not more than 75 nor less than 45 calendar days prior to the Redemption Date.  If the event giving rise to the redemption is the event specified in Section 5(b)(i)(D), the affected holders may within fifteen (15) business days of the receipt of the Share Payment Notice, require the Operating Partnership to pay the affected holders Common Units in lieu of cash or Shares at the Deemed Partnership Unit Value as of the Redemption Date.  In addition, any affected holder of the 7.50% Cumulative Redeemable Preferred Units may within fifteen (15) business days of the receipt of the Share Payment Notice, require the Operating Partnership to pay in cash a greater portion of the Redemption Price than proposed to be paid in cash by the Operating Partnership, up to the entire Redemption Price.  The sending of a Share Payment Notice shall not be deemed to require the Operating Partnership to pay any portion of the Redemption Price in Shares and the Operating Partnership may pay any portion of the Redemption Price in cash on the Redemption Date, subject, if the event giving rise to the redemption is the event specified in Section 5(b)(i)(D), to the holder’s right to elect to receive Common Units in lieu of cash or Shares with respect to all or any portion of the Redemption Price.  If the registration statement permitting the resale of the Shares is not effective on the scheduled Redemption Date, then the scheduled Redemption Date shall be deferred to the date the registration statement is declared effective; provided, however, if more than sixty (60) days elapse after the scheduled Redemption Date, then the affected holders may within ten (10)

4

business days after the expiration of such sixty (60) day period, require the Operating Partnership to pay the Redemption Price entirely in cash.

(iii)          Provided that no later than the Redemption Date the Operating Partnership shall have (A) set apart the funds necessary to pay the Redemption Price on all the 7.50% Cumulative Redeemable Preferred Units then called for redemption and (B) reserved for issuance a sufficient number of authorized Shares and/or Common Units, the Operating Partnership may give the holders of the 7.50% Cumulative Redeemable Preferred Units written notice (“Redemption Notice”) of a redemption pursuant to Section 5(b) (a “Redemption”) not more than 70 nor less than 40 calendar days prior to the date fixed for redemption (the “Redemption Date”) at the address of such holders on the books of the Operating Partnership (provided that failure to give such notice or any defect therein shall not affect the validity of the proceeding for a Redemption except as to the holder to whom the Operating Partnership has failed to give such notice or whose notice was defective).  The 7.50% Cumulative Redeemable Preferred Units for which the Redemption Price has been paid shall no longer be deemed outstanding from and after the date of payment and all rights with respect to such units shall forthwith cease and terminate.  In case fewer than all of the outstanding 7.50% Cumulative Redeemable Preferred Units are called for redemption, such units shall be redeemed pro rata, as nearly as practicable, among all holders of 7.50% Cumulative Redeemable Preferred Units, provided that, if within 20 business days of the Redemption Notice the Contributor Representative (as such term is defined in the Tax Protection Agreement) notifies the Operating Partnership of an alternative allocation (“Allocation Notice”), then the redemption of the 7.50% Cumulative Redeemable Preferred Units shall be allocated in accordance with such Allocation Notice.

SECTION 6.  Put Right.  (a) In the event of (i) the election of the holder on and after November 10, 2006, (ii) the death of an Actual Taxpayer (as defined in the Tax Protection Agreement) holding directly or indirectly 7.50% Cumulative Redeemable Preferred Units, or (iii) a Tax Triggering Event (as defined below) with respect to an Actual Taxpayer holding directly or indirectly 7.50% Cumulative Redeemable Preferred Units, then in any such event such holder of such 7.50% Cumulative Redeemable Preferred Units or such holder’s estate or personal representative, as the case may be, may require the Operating Partnership to repurchase such 7.50% Cumulative Redeemable Preferred Units, in accordance with Section 6(b) below, at the Liquidation Preference, plus accrued and unpaid distributions thereon, if any, to and including the repurchase date (the “Repurchase Price”).  As used in this Section 6(a), “Tax Triggering Event” means, with respect to any Actual Taxpayer holding directly or indirectly 7.50% Cumulative Redeemable Preferred Units, any transaction by the Operating Partnership (x) involving a Contributed Property and (y) constituting a Taxable Sale.  The terms Contributed Property and Taxable Sale shall have the meanings specified in the Tax Protection Agreement.

(b)           The Repurchase Price (other than the portion thereof consisting of accrued and unpaid distributions, which shall be payable in cash) is payable, at the option of the Operating Partnership, in any combination of (i) cash, or (ii) whole Shares valued at the Current Per Share Market Price as of the date of closing the repurchase; provided, however, that any such Shares shall be covered by an effective registration statement under the

5

Securities Act, permitting the resale without restriction of such Shares in the public trading market.  If the Operating Partnership intends to pay a portion of the Repurchase Price in Shares, the Operating Partnership shall give the affected holders of the 7.50% Cumulative Redeemable Preferred Units written notice specifying the maximum portion of the Repurchase Price to be paid in Shares (“Repurchase Payment Notice”) within twenty (20) business days after the exercise of the rights described in Section 6(a).  Any affected holder of the 7.50% Cumulative Redeemable Units may within fifteen (15) business days of the receipt of the Repurchase Payment Notice, require the Operating Partnership to pay in cash a greater portion of the Repurchase Price than proposed to be paid in cash by the Operating Partnership, up to the entire Repurchase Price.  The sending of a Repurchase Payment Notice shall not be deemed to require the Operating Partnership to pay any portion of the Repurchase Price in Shares and the Operating Partnership may pay any portion of the Repurchase Price in cash on the date of the closing of the repurchase.

(c)           The closing of any repurchase contemplated by this Section 6 shall occur within ninety (90) days of the exercise of the right described in Section 6(a) above.

SECTION 7.  No Right to Certain Distributions.  Any holder of 7.50% Cumulative Redeemable Preferred Units whose units are redeemed pursuant to Section 5 hereto or caused to be repurchased pursuant to Section 6 hereto, prior to being entitled to receive any cash or other securities upon the occurrence of any such event, will be required to execute and deliver to the Operating Partnership and the Corporation a Distribution Return Agreement substantially in the form of Annex I hereto.

SECTION 8.  Status of Redeemed 7.50% Cumulative Redeemable Preferred Units.  Upon any redemption, repurchase or other acquisition by the Operating Partnership of 7.50% Cumulative Redeemable Preferred Units, the 7.50% Cumulative Redeemable Preferred Units so redeemed, repurchased or acquired shall be retired and canceled.

SECTION 9.  Voting.  The Operating Partnership shall not, without the affirmative consent or approval of the holders of at least a majority of the 7.50% Cumulative Redeemable Preferred Units then outstanding, voting separately as a class, (i) authorize any Senior Units; (ii) amend, alter or modify any of the provisions of this Certificate of Designation so as to aversely affect the holders of 7.50% Cumulative Redeemable Preferred Units; or (iii) issue to any holder of Common Units any Parity Units by way of exchange, distribution or similar transaction in respect of such Common Units, unless such exchange, distribution or similar transaction is for fair value (as determined in good faith by the General Partner).

SECTION 10.  Definitions.  Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

“Closing Price” on any date shall mean the last sale price per share, regular way, of the Shares or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the Shares in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to

6

trading on the New York Stock Exchange or, if the Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Shares are listed or admitted to trading, of if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the Shares or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected from time to time by the Board of Directors of the General Partner.

“Current Per Share Market Price” on any date shall mean the average of the Closing Prices for the twenty (20) consecutive Trading Days ending on such date.

“Deemed Partnership Unit Value” as to any date shall mean the Current Per Share Market Price as of the Trading Day immediately preceding such date, provided, however, that in the event of a stock dividend, stock split, stock distribution or the like, the Deemed Partnership Unit Value shall be adjusted by the General Partner to provide fair and equitable arrangements, to the extent necessary, to fully adjust and avoid any dilution in the rights of the holders of the 7.50% Cumulative Redeemable Preferred Units.

“Entity” shall mean any general partnership, limited partnership, limited liability company, limited liability partnership, corporation, joint venture, trust, business trust, cooperative or association.

“General Partner” shall mean Simon Property Group, Inc., a Delaware corporation.

“Limited Partners” shall mean those Persons whose names are set forth on Exhibit A to the Partnership Agreement as Limited Partners, their permitted successors or assigns as limited partners, and/or any Person who, at the time of reference thereto, is a limited partner of the Operating Partnership.

“Partners” shall mean the General Partner and the Limited Partners, their duly admitted successors or assigns or any Person who is a partner of the Operating Partnership at the time of reference thereto.

“Partnership Units” shall mean the interest in the Operating Partnership of any Partner which entitles a Partner to the allocations (and each item thereof) specified in the Partnership Agreement and all distributions from the Operating Partnership, and its rights of management, consent, approval, or participation, if any, as provided in the Partnership Agreement.  Partnership Units do not include preferred units.  Each Partner’s percentage ownership interest in the Operating Partnership shall be determined by dividing the number

7

of Partnership Units then owned by each Partner by the total number of Partnership Units then outstanding.

“Person” shall mean any individual or Entity.

“Shares” shall mean the shares of common stock, par value $0.0001 per share, of the Corporation.

“Tax Protection Agreement” shall mean the agreement dated as of November , 2003, among the Partnership and the holders of certain of the 7.50% Cumulative Redeemable Preferred Units.

“Trading Day” shall mean a day on which the principal national securities exchange on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

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Annex I

DISTRIBUTION RETURN AGREEMENT

Date:                       , 20

Simon Property Group, L.P.

National City Center

115 West Washington Street, Suite 15, East

Indianapolis, Indiana  46204

Dear Sirs:

The undersigned is a holder of 7.50% Cumulative Redeemable Preferred Units (“Preferred Units”) of Simon Property Group, L.P., a Delaware limited partnership (the “Operating Partnership”).  On the date hereof, the undersigned has presented to the Operating Partnership                          (number) Preferred Units (the “Tendered Units”) for redemption (the “Redemption”); or (b) repurchase (the “Repurchase”) pursuant to their terms.  This letter agreement is being given in satisfaction of a condition to the Redemption or Repurchase, as applicable, of the Tendered Units.

The undersigned hereby agrees with the Operating Partnership that, in the event the undersigned receives any payment or distribution with respect to Tendered Units after their Redemption or Repurchase, as applicable, other than a payment or distribution required to be made in connection therewith, the undersigned will promptly remit such payment or distribution back to the Operating Partnership.

In furtherance of the foregoing, the undersigned further grants to the Operating Partnership the right to set off against any unpaid amount due to the Operating Partnership under this letter agreement any debt or other obligation of the Operating Partnership owing to the undersigned, including, without limitation, any dividend or other distribution payable to the undersigned by reason of its ownership of Preferred Units or any other securities of the Operating Partnership.

This letter agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, without regard to conflicts of laws principles.

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Very truly yours,

(Name of Holder of Preferred Units)

By:
Name:
Title:

AGREED:

SIMON PROPERTY GROUP, L.P.

By:	SIMON PROPERTY GROUP, INC.,
General Partner

By:
Name:
Title:

2

CERTIFICATE OF DESIGNATION

OF

7.75%/8.00% CUMULATIVE REDEEMABLE PREFERRED UNITS

OF

SIMON PROPERTY GROUP, L.P.

WHEREAS, Simon Property Group, L.P. (the “Operating Partnership”) has agreed to designate a series of preferred units having the powers, preferences and relative, participating, optional or other special rights set forth herein and to issue the units so designated as consideration for certain partnership interests or other assets which have been transferred to the Operating Partnership pursuant to a Contribution Agreement, dated as of December 1, 2003, between the Operating Partnership and Westfield Growth LP, a Delaware limited partnership (the “Contribution Agreement”); and

WHEREAS, the designation of the preferred units of the Operating Partnership hereby is permitted by the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership dated as of August 27, 1999 and supplemented by the Amended and Restated Supplement dated as of June 30, 2003 and the Certificate of Designation with respect to the 7.50% Cumulative Redeemable Preferred Units issued as of November 10, 2003 (the “Partnership Agreement”);

NOW THEREFORE, Simon Property Group, Inc. (the “Corporation”), the general partner of the Operating Partnership (in such capacity, the “General Partner”), hereby designates a series of preferred units and fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such preferred units, as follows:

SECTION 1.  Designation and Number.  The units of such series shall be designated “7.75%/8.00% Cumulative Redeemable Preferred Units” (the “7.75%/8.00% Preferred Units”).  The authorized number of 7.75%/8.00% Preferred Units shall be 900,000 but such 7.75%/8.00% Preferred Units shall only be issuable as consideration pursuant to the Contribution Agreement.

SECTION 2.  Ranking.  The 7.75%/8.00% Preferred Units shall, with respect to the payment of distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership, rank:

(i)            senior to the holders of Partnership Units (the “Common Units”) and any other equity securities of the Operating Partnership which by their terms rank junior to the 7.75%/8.00% Preferred Units as to distributions pursuant to Section 6.2 of the Partnership Agreement or rights upon the dissolution, liquidation or winding-up of the Operating Partnership (such Common Units and such other equity securities, collectively, the “Junior Units”);

1

(ii)           pari passu with any other class or series of preferred units which by their terms are not junior and in all respects shall rank pari passu with the 6.50% Series B Redeemable Preferred Units, 8.00% Series E Cumulative Redeemable Preferred Units, 8.75% Series F Cumulative Redeemable Preferred Units, 7.89% Series G Cumulative Step-Up Premium Rate Preferred Units, 7.00% Cumulative Redeemable Preferred Units, 8.00% Cumulative Redeemable Preferred Units and the 7.50% Cumulative Redeemable Preferred Units, which are the only preferred units of the Operating Partnership authorized as of the date hereof (“Parity Units”); and

(iii)          junior to any other class or series of preferred units which by their terms are senior to the 7.75%/8.00% Preferred Units as to distributions or rights upon the dissolution, liquidation or winding-up of the Operating Partnership (“Senior Units”).

SECTION 3.  Distributions. (a)  Subject to Section 3(b), holders of the 7.75%/8.00% Preferred Units shall be entitled to receive on each Distribution Payment Date, but only out of funds legally available for payment of distributions, cumulative preferential distributions payable in cash in an amount equal to the applicable Base Rate (as defined below in Section 11) per 7.75%/8.00% Preferred Unit per annum (the “Distribution Amount”).  Notwithstanding the foregoing, if the amount of net ordinary income of the Operating Partnership permitted to be allocated to the holders of the 7.75%/8.00% Preferred Units pursuant to Section 7 is less than the Distribution Amount otherwise distributable to such holders, then the amount of the Distribution Amount in excess of the amount of net ordinary income allocable to such holders shall be deferred, and shall continue to accumulate but at the rate of LIBOR plus 2% (such deferred amount, including any accumulation thereon, being referred to as the “Ordinary Income Deferral Amount”), until such time as there is sufficient net ordinary income of the Operating Partnership allocable to such holders to distribute all outstanding Ordinary Income Deferral Amounts (such period being referred to as the “Ordinary Income Deferral Period”).  Subject to the limitations and conditions herein, to the extent that the Operating Partnership has any amount of net ordinary income that is permitted to be allocated to holders pursuant to Section 7, the Operating Partnership shall allocate such amount to holders and distribute to holders that portion of the outstanding Ordinary Income Deferral Amounts equal to such amount of net ordinary income.

(b)           Notwithstanding the foregoing, if the distributions with respect to the 7.75%/8.00% Preferred Units to be made on or prior to the third anniversary of the Issue Date (the “Third Anniversary”) would, if made, result in any holder of such 7.75%/8.00% Preferred Units receiving distributions in excess of an annual return on such holder’s “unreturned capital” (as defined below) for a Partnership Fiscal Year (treating the Partnership Fiscal Year in which such Third Anniversary occurs as ending on such Third Anniversary solely for purposes of this Section 3(b)) equal to the Safe Harbor Rate (as defined below), then the distributions to such holder in excess of such amount shall be deferred (such amount being referred to as the “Deferral Amount”), shall continue to accumulate but at the rate of LIBOR plus 2%, and shall be payable, subject to the limitations and conditions herein, on the first Distribution Payment Date with respect to the 7.75%/8.00% Preferred Units following the Third Anniversary (such period being referred to as the “Deferral Period”).  For purposes of the foregoing, the “Safe Harbor Rate” shall equal 7.545%, based on quarterly

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compounding.  For purposes of the foregoing, a holder’s “unreturned capital” shall be equal to such holder’s positive Capital Account balance on the first day of the calendar year in which the relevant Distribution Payment Date falls.  Distributions with respect to the 7.75%/8.00% Preferred Units are intended to qualify as permitted distributions of cash that are not treated as part of a disguised sale within the meaning of Treasury Regulations Sections 1.707-3 and 1.707-4.

(c)           The Distribution Amount to the extent not fully paid shall be fully cumulative, whether or not in any distribution period there shall be funds of the Operating Partnership legally available for the payment of such distributions.  Except as otherwise provided herein, no interest, or sum of money in lieu of interest, shall be payable in respect of any Distribution Amount which may be in arrears.  Subject to the limitations set forth in this Section 3, accumulated distributions for any past quarterly distribution periods may be declared and made at any time, without reference to any regularly scheduled quarterly Distribution Payment Date.  Any Distribution Amount payment made on the 7.75%/8.00% shall first be credited against the earliest accumulated but unpaid distribution due with respect to the 7.75%/8.00% Preferred Units which remains payable.

(d)           The initial distribution period for the 7.75%/8.00% Preferred Units will include a partial distribution for the period from the Issue Date until the last day of the calendar quarter immediately following such Issue Date.  The distribution payable for such initial period, or any other period shorter than a fully quarterly distribution period, on the 7.75%/8.00% Preferred Units shall be computed by dividing the number of days in such period by 90 and multiplying the result by the Distribution Amount determined in accordance with Section 3(a).

(e)           So long as any 7.75%/8.00% Preferred Units are outstanding, no distributions shall be declared or paid or set apart for payment on any Parity Units or Junior Units for any period unless full cumulative distributions (other than with respect to the Ordinary Income Deferral Amount during the Ordinary Income Deferral Period or the Deferral Amount during the Deferral Period) have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payments on the 7.75%/8.00% Preferred Units for all past distribution periods and the then current distribution period.  When distributions are not paid in full (or a sum sufficient for such full payment is not set apart) upon the 7.75%/8.00% Preferred Units and any Parity Units, all distributions declared upon the 7.75%/8.00% Preferred Units and any other Parity Units shall be declared pro rata so that the amount of distributions declared per 7.75%/8.00% Preferred Unit and such other Parity Units shall in all cases bear to each other the same ratio that accrued distributions per 7.75%/8.00% Preferred Unit and such other series of Parity Units bear to each other.

(f)            So long as any 7.75%/8.00% Preferred Units are outstanding, unless full cumulative distributions on the 7.75%/8.00% Preferred Units (other than with respect to the Ordinary Income Deferral Amount during the Ordinary Income Deferral Period or the Deferral Amount during the Deferral Period) have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the then current distribution period, no distributions (other than

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in Junior Units) shall be declared, set aside for payment or paid and no other distribution shall be declared or made upon any Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the Operating Partnership (except by conversion into or exchange for Junior Units).

SECTION 4.  Liquidation Preference.  (a)  Each 7.75%/8.00% Preferred Unit shall be entitled to a liquidation preference of $100 (“Liquidation Preference”).

(b)  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Operating Partnership pursuant to Article VIII of the Partnership Agreement, the holders of 7.75%/8.00% Preferred Units then outstanding shall be entitled to be paid out of the assets of the Operating Partnership available for distribution, after and subject to the payment in full of all amounts required to be distributed to the holders of Senior Units, but before any payment shall be made to the holders of Junior Units, an amount equal to the aggregate Liquidation Preference of the 7.75%/8.00% Preferred Units held by such holder, plus an amount equal to accrued and unpaid distributions thereon, if any.  If upon any such liquidation, dissolution or winding up of the Operating Partnership the remaining assets of the Operating Partnership available for the distribution after payment in full of amounts required to be paid or distributed to holders of Senior Units shall be insufficient to pay the holders of the 7.75%/8.00% Preferred Units the full amount to which they shall be entitled, the holders of the 7.75%/8.00% Preferred Units and the holders of any series of Parity Units shall share ratably with other holders of Parity Units in any distribution of the remaining assets and funds of the Operating Partnership in proportion to the respective amounts which would otherwise be payable in respect to the Parity Units held by each of the said holders upon such distribution if all amounts payable on or with respect to said Parity Units were paid in full.  After payment in full of the Liquidation Preference and accumulated and unpaid distributions to which they are entitled, the holders of 7.75%/8.00% Preferred Units shall not be entitled to any further participation in any distribution of the assets of the Operating Partnership.

SECTION 5.  Redemption at the Option of the Operating Partnership.

(a)           The 7.75%/8.00% Preferred Units are not redeemable prior to the Redemption Date (as defined below).

(b)           (i)  On and after the occurrence of a Permissible Transaction (as defined below), or (ii) absent the occurrence of a Permissible Transaction, on or after January 1, 2011, the Operating Partnership may, at its option, at any time thereafter, redeem the 7.75%/8.00% Preferred Units, in whole or in part, at a redemption price per 7.75%/8.00% Preferred Unit equal to the Liquidation Preference, plus accrued and unpaid distributions and accumulation thereon, if any, to and including the date of redemption (the “Redemption Price”).  In the case of a redemption following the occurrence of a Permissible Transaction, the Redemption Price shall be payable in cash.  In the case of a redemption absent the occurrence of a Permissible Transaction, the Redemption Price payable following January 1, 2011 shall be payable in the form of interests in one or more properties identified by the

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holders of the 7.75%/8.00% Preferred Units and otherwise agreed upon by the Operating Partnership and such holders.

(c)           In the case of a redemption of the 7.75%/8.00% Preferred Units for interests in one or more properties, to the extent that the value of such property or properties is greater than the Redemption Price, then the holders of the 7.75%/8.00% Preferred Units shall pay the difference to the Operating Partnership in cash.  If the holders and the Operating Partnership are unable to agree upon such properties, such redemption shall not occur and the 7.75%/8.00% Preferred Units shall remain outstanding in full force and effect as if no Redemption Notice had been given.

(d)           The Operating Partnership shall give the holders of the 7.75%/8.00% Preferred Units written notice (“Redemption Notice”) of a redemption pursuant to this Section 5 not less than 30 calendar days prior to the date fixed for redemption (the “Redemption Date”), at the address of such holders on the books of the Operating Partnership (provided that failure to give such notice or any defect therein shall not affect the validity of the proceeding for a redemption except as to the holder to whom the Operating Partnership has failed to give such notice or whose notice was defective).  Each such notice shall state, as appropriate:  (1) the Redemption Date; (2) the number of 7.75%/8.00% Preferred Units to be redeemed; (3) the Redemption Price; (4) the place or places at which certificates for such units are to be surrendered; and (5) that distributions on the 7.75%/8.00% Preferred Units to be redeemed shall cease to accumulate on such Redemption Date.  On or before the Redemption Date, the Operating Partnership shall have (A) set apart the funds necessary to pay the Redemption Price on all the 7.75%/8.00% Preferred Units then called for redemption or (B) delivered, or cause to be delivered, to the holders of the 7.75%/8.00% Preferred Units, all instruments, documents and agreements that are necessary and appropriate to consummate such redemption for interests in one or more properties.  The 7.75%/8.00% Preferred Units for which the Redemption Price has been paid shall no longer be deemed outstanding from and after the date of payment and all rights with respect to such units shall forthwith cease and terminate.  In case fewer than all of the outstanding 7.75%/8.00% Preferred Units are called for redemption, such units shall be redeemed pro rata, as nearly as practicable, among all holders of 7.75%/8.00% Preferred Units.

SECTION 6.  Put Right at the Option of the Holders.

(a)           (i) On and after January 1, 2005, but prior to January 1, 2009 (the “Initial Put Option”), or (ii) at any time on and after January 1, 2009 (the “Subsequent Put Option”), or (iii) if at any time the aggregate Liquidation Preference of the outstanding 7.75%/8.00% Preferred Units exceeds 10% of the book value of the equity capital of the Operating Partnership (the “Holder Put Option”), each holder of the 7.75%/8.00% Preferred Units shall have the right and option, to be exercised at its election, to require the Operating Partnership to repurchase the 7.75%/8.00% Preferred Units, in whole or in part, at a repurchase price per 7.75%/8.00% Preferred Unit equal to the Liquidation Preference, plus accrued and unpaid distributions and accumulation thereon, if any, to and including the repurchase date (the “Repurchase Price”).  If at any time the aggregate Liquidation Preference of the outstanding 7.75%/8.00% Preferred Units exceeds 10% of the book value of the equity capital of the

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Operating Partnership, the Operating Partnership shall promptly deliver notice thereof to the holders of the 7.75%/8.00% Preferred Units.  If a holder of the 7.75%/8.00% Preferred Units desires to exercise the Initial Put Option, the Subsequent Put Option or the Holder Put Option, such holder shall deliver written notice thereof to the Operating Partnership (the “Repurchase Notice”).

(b)           In the case of the Initial Put Option, the Repurchase Price shall be payable, at the Operating Partnership’s election, in cash or interests in one or more properties mutually agreed upon by the Operating Partnership and the holders of the 7.75%/8.00% Preferred Units.  In the case of the exercise of the Subsequent Put Option following a Permissible Transaction, the Repurchase Price shall be payable in cash, or, in case of the exercise of the Subsequent Put Option absent the occurrence of a Permissible Transaction, the Repurchase Price shall be payable, at the election of the holders of the 7.75%/8.00% Preferred Units, in cash or in the form of interests in one or more properties mutually agreed upon by the Operating Partnership and the holders of the 7.75%/8.00% Preferred Units.  On or before the Repurchase Date, the Operating Partnership shall have (A) in the case where the Repurchase Price is payable in cash, set apart the funds necessary to pay the Repurchase Price on all the 7.75%/8.00% Preferred Units to be repurchased, and (B) in the case where the Repurchase Price is payable in the form of interests in one or more properties, delivered, or cause to be delivered to the holders of the 7.75%/8.00% Preferred Units to be repurchased, all instruments, documents and agreements that are necessary and appropriate to consummate such redemption for interests in one or more properties.

(c)           The closing of any repurchase contemplated by this Section 6 shall occur within ninety (90) days of the delivery of the Repurchase Notice or on such other date as agreed upon by the Operating Partnership and the holders (the “Repurchase Date”); provided, however, that the closing of the exercise of the Holder Put Option shall take place no later than thirty (30) days from the end of the calendar quarter in which the value of the 7.75%/8.00% Preferred Units exceeded 10% of the outstanding securities of the Operating Partnership; provided, further, that, such date may be extended at the sole option of the holders.

(d)           In the case of the repurchase of the 7.75%/8.00% Preferred Units for interests in one or more properties, to the extent that the value of such property or properties is greater than the Repurchase Price, then the holders of the 7.75%/8.00% Preferred Units shall pay the difference to the Operating Partnership in cash.  If the holders and the Operating Partnership are unable to agree upon such properties, such repurchase shall not occur and the 7.75%/8.00% Preferred Units shall remain outstanding in full force and effect as if no Repurchase Notice had been given.

SECTION 7.           Tax Allocations.  The Operating Partnership shall, for tax purposes, allocate net ordinary income to the holders of the 7.75%/8.00% Preferred Unit such that the allocated amount of taxable income shall be equal to the distributions paid pursuant to Section 3.  No loss or deduction shall be allocated to the holders of the 7.75%/8.00% Preferred Units or, to the extent required, shall be matched with an equal allocation of net ordinary income such that the allocated amount of taxable income shall be equal to the

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distributions paid pursuant to Section 3.  Except for capital gain resulting from a Permissible Transaction which is allocable to the 7.75%/8.00% Preferred Units pursuant to Code Section 704(c), no capital gain shall be allocated to the holders of the 7.75%/8.00% Preferred Units and no item of income or gain shall be allocated to the holders of the 7.75%/8.00% Preferred Units to eliminate the book-tax disparity in the WEA Kravco Interest (as defined in the Contribution Agreement).  Notwithstanding any other provision of this Certificate of Designation or the Partnership Agreement, a holder of 7.75%/8.00% Preferred Units, shall upon a redemption or liquidation described in Section 4, 5 or 6, receive the distribution to which such holder is entitled pursuant to such Section 4, 5 or 6, as applicable, regardless of the balance of such holder’s Capital Account at the time of such redemption or liquidation.

SECTION 8.  Status of Redeemed 7.75%/8.00% Preferred Units.  Upon any redemption by the Operating Partnership of 7.75%/8.00% Preferred Units, the 7.75%/8.00% Preferred Units so redeemed shall be retired and canceled.

SECTION 9.  No Right to Certain Distributions.  Any holder of 7.75%/8.00% Preferred Units whose units are redeemed pursuant to Section 5 or Section 6 hereto, prior to being entitled to receive any cash, properties or securities upon the occurrence of any such event, will be required to execute and deliver to the Operating Partnership and the Corporation a Distribution Return Agreement substantially in the form of Annex I hereto.

SECTION 10.  Voting.  The Operating Partnership shall not, without the affirmative consent or approval of the holders of at least a majority of the 7.75%/8.00% Preferred Units then outstanding, voting separately as a class:  (i) authorize any Senior Units; (ii) amend, alter or modify any of the provisions of this Certificate of Designation or the Partnership Agreement so as to adversely affect the holders of the 7.75%/8.00% Preferred Units; or (iii) issue to any holder of Common Units any Parity Units by way of exchange, distribution or similar transaction in respect of such Common Units, unless such exchange, distribution or similar transaction is for fair value (as determined in good faith by the General Partner).

SECTION 11.  Definitions.  The following terms shall have the respective meanings in this Section 11, and capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Partnership Agreement:

“Base Rate” shall mean an annual distribution per 7.75%/8.00% Preferred Unit equal to (i) 7.75% of the Liquidation Preference for the period beginning from the Issue Date and ending December 31, 2004, (ii) 8.00% of the Liquidation Preference for the period beginning January 1, 2005 and ending December 31, 2009, (iii) 10.00% of the Liquidation Preference for the period beginning January 1, 2010 and ending December 31, 2010, and (iv) 12.00% of the Liquidation Preference thereafter.

“Business Day” shall mean any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in Indianapolis, Indiana, are authorized or required by law, regulation or executive order to close.

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“Code” shall mean the Internal Revenue Code of 1986, as amended, or any corresponding provision or provisions of prior or succeeding law.

“Distribution Payment Date” shall mean the last day of March, June, September and December, provided that if such day is not a Business Day, “Distribution Payment Date” shall mean the next succeeding Business Day.

“Determination Date” shall mean in connection with the calculation of accumulation of distributions for any calendar quarter, the fifteenth (15th) day of the first month of such calendar quarter.

“Issue Date” shall mean the date on which the 7.75%/8.00% Preferred Units are issued.

“LIBOR”  shall mean the rate per annum calculated as set forth below:

(i)            On each Determination Date, LIBOR will be determined on the basis of the offered rate for deposits of not less than U.S. $1,000,000 for a period of three months (the “Index Maturity”), commencing on such Determination Date, which appears on Dow Jones Market Service (formerly Telerate) Page 3750 as of 11:00 a.m., London time (or such other page as may replace the Dow Jones Market Service (formerly Telerate) Page on that service for the purposes of displaying London interbank offered rates of major banks).  If no such offered rate appears, LIBOR with respect to the relevant accrual period will be determined as described in (ii) below.

(ii)           With respect to a Determination Date on which no such offered rate appears on Dow Jones Market Service (formerly Telerate) Page 3750 as described in (i) above, LIBOR shall be the arithmetic mean, expressed as a percentage, of the offered rates for deposits in U.S. dollars for the Index Maturity which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on such date.  If, in turn, such rate is not displayed on the Reuters Screen LIBO Page at such time, then LIBOR for such date will be obtained from the preceding Business Day for which the Reuters Screen LIBO Page displayed a rate for the Index Maturity.

“Limited Partners” shall mean those Persons whose names are set forth on Exhibit A to the Partnership Agreement as Limited Partners, their permitted successors or assigns as limited partners, and/or any Person who, at the time of reference thereto, is a limited partner of the Operating Partnership.

“Partner(s)” shall mean the General Partner and the Limited Partners, their duly admitted successors or assigns or any Person who is a partner of the Operating Partnership at the time of reference thereto.

“Partnership Units” shall mean the interest in the Operating Partnership of any Partner which entitles a Partner to the allocations (and each item thereof) specified in the Partnership Agreement and all distributions from the Operating Partnership, and its rights of management, consent, approval, or participation, if any, as provided in the Partnership

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Agreement. Partnership Units do not include preferred units.  Each Partner’s percentage ownership interest in the Operating Partnership shall be determined by dividing the number of Partnership Units then owned by such Partner by the total number of Partnership Units then outstanding.

“Permissible Transaction” shall have the meaning specified in the Contribution Agreement.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability entity, firm, partnership, or other entity.

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ANNEX I

DISTRIBUTION RETURN AGREEMENT

Date:                       , 20

Simon Property Group, L.P.

National City Center

115 West Washington Street, Suite 15, East

Indianapolis, Indiana  46204

Dear Sirs:

The undersigned is a holder of 7.75%/8.00% Cumulative Redeemable Preferred Units (“Preferred Units”) of Simon Property Group, L.P., a Delaware limited partnership (the “Operating Partnership”).  On the date hereof, the undersigned has presented to the Operating Partnership                          (number) Preferred Units (the “Tendered Units”) for redemption (the “Redemption”); or (b) repurchase (the “Repurchase”) pursuant to their terms.  This letter agreement is being given in satisfaction of a condition to the Redemption or Repurchase, as applicable, of the Tendered Units.

The undersigned hereby agrees with the Operating Partnership that, in the event the undersigned receives any payment or distribution with respect to Tendered Units after their Redemption or Repurchase, as applicable, other than a payment or distribution required to be made in connection therewith, the undersigned will promptly remit such payment or distribution back to the Operating Partnership.

This letter agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, without regard to conflicts of laws principles.

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Very truly yours,

(Name of Holder of Preferred Units)

By:
Name:
Title:

AGREED:

SIMON PROPERTY GROUP, L.P., a Delaware limited partnership

By:	SIMON PROPERTY GROUP, INC.,
a Delaware corporation, General Partner

By:
	Name:	Stephen E. Sterrett
	Title:	Executive Vice President

CERTIFICATE OF DESIGNATION

OF

6% SERIES I CONVERTIBLE PERPETUAL PREFERRED UNITS

OF

SIMON PROPERTY GROUP, L.P.

Pursuant to Articles 4.3(c) and 9.4 of the Seventh Amended and Restated Limited Partnership Agreement of Simon Property Group, L.P. (the “Operating Partnership”);

WHEREAS, it is currently contemplated that, pursuant to the Agreement and Plan of Merger, dated June 20, 2004, (the “Agreement of Merger”) between Simon Property Group, Inc. (the “Corporation”), the Operating Partnership, Simon Acquisition I, LLC, (“Merger Sub”), a wholly owned subsidiary of the Corporation, Simon Acquisition II, LLC (“L.P. Merger Sub”), an indirect wholly owned subsidiary of the Corporation, Chelsea Property Group, Inc., (the “Chelsea”), and CPG Partners, L.P., (“Chelsea L.P.”), each holder of a common unit of Chelsea L.P. will receive, in a transaction intended to qualify for non-recognition of any taxable gain or loss to such holder under Section 721(a) of the Internal Revenue Code, 0.6459 of a common partnership interest in the Operating Partnership and 0.6600 of a 6% Series I Convertible Perpetual Preferred Unit (as defined below) of the Operating Partnership, either upon a contribution of such common units of Chelsea L.P. or upon completion of a merger of L.P. Merger Sub with and into Chelsea L.P.;

WHEREAS, the Corporation, in its capacity as the managing general partner of the Operating Partnership (in such capacity, the “Managing General Partner”), has agreed to designate a series of preferred partnership units having the powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as set forth herein;

WHEREAS, the Managing General Partner has determined that it is in the best interests of the Operating Partnership and its partners to designate a new series of preferred units of the Operating Partnership;

NOW, THEREFORE, in accordance with the terms of the Seventh Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated as of August 27, 1999, by and among the Corporation, as managing general partner, SD Property Group, Inc., as a non-managing general partner, SPG Properties, Inc., as a non-managing general partner, and the limited partners named therein (as amended, the “Partnership Agreement”), the Managing General Partner hereby designates a series of preferred units and fixes the designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a new series of preferred units as follows:

SECTION 1.  Number and Designation.  19,000,000 units of preferred units of the Operating Partnership shall be designated as the “6% Series I Convertible Perpetual Preferred Units” (the “Series I Preferred Units”).

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SECTION 2.  Certain Definitions.  As used in this Certificate, the following terms shall have the meanings defined in this Section 2. Any capitalized term not otherwise defined herein shall have the meaning set forth in the Partnership Agreement, unless the context otherwise requires:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board of Directors” means the board of directors of the Corporation.

“Business Day” means any day other than a Saturday, Sunday or a day on which state or U.S. federally chartered banking institutions in New York, New York are not required to be open.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

“Certificate” means this Certificate of Designation.

“Change of Control” means the occurrence of any of the following events:

(a)           any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquires beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, through a purchase, merger or other acquisition transaction, of more than 50% of the total voting power of the Corporation’s total outstanding voting stock other than an acquisition by the Corporation, any of its subsidiaries or any of the Corporation’s employee benefit plans;

(b)           the Corporation consolidates with, or merges with or into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Corporation, other than: (i) any transaction pursuant to which holders of the Corporation’s Capital Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, more than 50% of the total voting

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power of all shares of Capital Stock entitled to vote generally in the election of directors of the continuing or surviving person immediately after the transaction and (ii) any merger solely for the purpose of changing the Corporation’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity;

(c)           during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Corporation (together with any new directors whose election to such Board of Directors of the Corporation, or whose nomination for election by the stockholders of the Corporation, was approved by a vote of a majority of the directors of the Corporation then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Corporation then in office; or

(d)           the Corporation adopts a plan of liquidation or dissolution.

“Change of Control Purchase Date” shall have the meaning assigned to it in Section 11(a) hereof.

“Closing Sale Price” of the shares of Common Stock or other Capital Stock or similar equity interests on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which shares of Common Stock or such other Capital Stock or similar equity interests are traded or, if the shares of Common Stock or such other capital stock or similar equity interests are not listed on a United States national or regional securities exchange, as reported by Nasdaq or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Board of Directors of the Corporation shall be entitled to determine the Closing Sale Price on the basis it considers appropriate, which determination shall be conclusive. The Closing Sale Price shall be determined without reference to any extended or after hours trading.

“Common Stock” means any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation.

“Common Units” shall mean the Partnership Units (as defined in the Partnership Agreement).

“Computation Date” shall have the meaning assigned to it in Section 10(c) hereof.

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“Conversion Price” per unit of the Series I Preferred Units means, on any date, the Liquidation Preference divided by the Conversion Rate in effect on such date.

“Conversion Rate” per unit of the Series I Preferred Units means 0.783 of a Common Unit, subject to adjustment pursuant to Section 8 hereof.

“Corporation” shall have the meaning assigned to it in the preamble to this Certificate, and shall include any successor to such Corporation.

“Current Market Price” means the average of the daily Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days ending on the earlier of such date of determination and the day before the ex-date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term “ex-date,” (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

“Distribution Payment Date” means February 28, May 31, August 31 and November 30 of each year, commencing November 30, 2004, or if any such date is not a Business Day, on the next succeeding Business Day.

“Distribution Period” means the period beginning on, and including, a Distribution Payment Date and ending on, and excluding, the immediately succeeding Distribution Payment Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Option” shall have the meaning assigned to it in Section 10(a) hereof.

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s-length transaction.

“Junior Units” shall have the meaning assigned to it in Section 3(a) hereof.

“Liquidation Preference” shall have the meaning assigned to it in Section 5(a) hereof.

“Managing General Partner” shall have the meaning assigned to it in the preamble to this Certificate.

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“Notice of Exchange” shall have the meaning assigned to it in Section 10(a) hereof.

“Offered Units” shall have the meaning assigned to it in Section 10(a) hereof.

“Offered Units Purchase Price” shall have the meaning assigned to it in Section 10(c) hereof.

“Outstanding” means, when used with respect to Series I Preferred Units, as of any date of determination, all Series I Preferred Units outstanding as of such date; provided, however, that, if such Series I Preferred Units are to be redeemed, notice of such redemption has been duly given pursuant to this Certificate and the Redemption Price for such Series I Preferred Units to be redeemed has been paid, then immediately after such Redemption Date such Series I Preferred Units shall cease to be Outstanding; provided further that, in determining whether the holders of Series I Preferred Units have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Series I Preferred Units owned by the Operating Partnership, the Corporation or any of their Affiliates shall be deemed not to be Outstanding.

“Parity Units” shall have the meaning assigned to it in Section 3(b) hereof.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Purchase Price” means an amount equal to 100% of the Liquidation Preference per Series I Preferred Unit being purchased, plus an amount equal to any accumulated and unpaid distributions, if any (whether or not declared), thereon to, but excluding, the Change of Control Purchase Date; provided that if a Change of Control Purchase Date falls after a Record Date and on or prior to the corresponding Distribution Payment Date, the Purchase Price will only be an amount equal to the Liquidation Preference per Series I Preferred Unit being purchased and will not include any amount in respect of distributions declared and payable on such corresponding Distribution Payment Date.

“Record Date” means not more than 60 days and not less than 10 days preceding the applicable Distribution Payment Date, as shall be fixed by the Managing General Partner.

“Redemption Date” means a date that is fixed for redemption of the Series I Preferred Units by the Operating Partnership in accordance with Section 6 hereof.

“Redemption Price” means an amount equal to 100% of the Liquidation Preference per Series I Preferred Unit being redeemed, plus an amount equal to all accumulated and unpaid distributions, if any (whether or not declared), thereon to, but excluding, the Redemption Date; provided that if the Redemption Date shall occur after a Record Date and before the related Distribution Payment Date, the Redemption Price shall be only an amount equal to the Liquidation Preference per Series I Preferred Unit being redeemed and will not

5

include any amount in respect of distributions declared and payable on such corresponding Distribution Payment Date.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Units” shall have the meaning assigned to it in Section 3(c) hereof.

“Series I Preferred Stock” means the 6% Series I Convertible Perpetual Preferred Stock of the Corporation.

“Settlement Date” shall have the meaning assigned to it in Section 10(d) hereof.

“6%  Preferred Units” shall have the meaning assigned to it in Section 1 hereof.

“Trading Day” means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on Nasdaq or, if the Common Stock is not quoted on Nasdaq, on the principal other market on which the Common Stock is then traded.

SECTION 3.  Rank.  The Series I Preferred Units shall, with respect to distribution rights and rights upon liquidation, winding-up or dissolution, rank:

(a)           senior to the Common Units and any other equity securities of the Operating Partnership which by their terms expressly provide that such equity securities rank junior to the Series I Preferred Units as to distribution rights and rights on liquidation, winding up and dissolution of the Operating Partnership (together with the Common Units, the “Junior Units”);

(b)           on a parity with any other preferred units which are not by their terms junior or senior to the Series I Preferred Units, including, without limitation, the 6.50% Series B Convertible Preferred Units, 8.00% Series E Cumulative Redeemable Preferred Units, 8 ¾% Series F Cumulative Redeemable Preferred Units, 7.89% Series G Cumulative Step-up Premium Rate Preferred Units, 7.00% Cumulative Convertible Preferred Units, and 8.00% Cumulative Redeemable Preferred Units, which are the only preferred units of the Operating Partnership authorized as of the date hereof (the “Parity Units”); and

(c)           junior to each class or series of units of the Operating Partnership, the terms of which expressly provide that such class or series ranks senior to the Series I Preferred Units as to distribution rights and rights on liquidation, winding-up and dissolution of the Operating Partnership (the “Senior Units”).

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SECTION 4.  Distributions.

(a)           Holders of Series I Preferred Units shall be entitled to receive, when, as and if declared by the Managing General Partner, out of funds legally available for the payment of distributions, cash distributions on each unit of Series I Preferred Units at the annual rate of 6% of the Liquidation Preference per unit.  Such distributions shall be payable in arrears in equal amounts quarterly on each Distribution Payment Date, beginning November 30, 2004, in preference to and in priority over distribution on any Junior Units but subject to the rights of any holders of Senior Units or Parity Units.

(b)           Distributions shall be cumulative from the initial date of issuance or the last Distribution Payment Date for which accumulated distributions were paid, whichever is later, whether or not funds of the Operating Partnership are legally available for the payment of such distributions.  Each such distribution shall be payable to the holders of record of Series I Preferred Units, as they appear on the Operating Partnership’s books and records at the close of business on a Record Date.  Accumulated and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any Distribution Payment Date, to holders of record on such date, not more than 60 days preceding the payment date thereof, as may be fixed by the Managing General Partner.

(c)           Accumulated and unpaid distributions for any past Distribution Period (whether or not declared) shall cumulate at the annual rate of 6% and shall be payable in the manner set forth in this Section 4.

(d)           The amount of distributions payable for each full Distribution Period for the Series I Preferred Units shall be computed by dividing the annual distribution rate by four. The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Series I Preferred Units shall be computed on the basis of 30-day months and a 12-month year. Holders of Series I Preferred Units shall not be entitled to any distributions, whether payable in cash, property or stock, in excess of cumulative distributions, as herein provided, on the Series I Preferred Units.

(e)           No distribution shall be declared or paid, or funds set apart for the payment of any distribution, whether in cash, obligations or units of the Operating Partnership or other property, directly or indirectly, upon any Junior Units or Parity Units, nor shall any units of Junior Units or Parity Units be redeemed, repurchased or otherwise acquired for consideration by the Operating Partnership through a sinking fund or otherwise, unless all accumulated and unpaid distributions (whether or not declared), if any, through the most recent Distribution Payment Date (whether or not there are funds of the Operating Partnership legally available for the payment of distributions) on the Series I Preferred Units and any Parity Units have been paid in full or set apart for payment; provided, however, that, notwithstanding any provisions of this Section 4(e) to the contrary, the Operating Partnership may redeem, repurchase or otherwise acquire for consideration Series I Preferred Units and Parity Units pursuant to a purchase or exchange offer made on the same terms to all holders of such Series I Preferred Units and Parity Units. When distributions are not paid in full, as aforesaid, upon the Series I Preferred Units, all distributions declared on the Series I Preferred Units and any other Parity Units shall be paid either (A) pro rata so

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that the amount of distributions so declared on the Series I Preferred Units and each such other class or series of Parity Units shall in all cases bear to each other the same ratio as accumulated distributions on the Series I Preferred Units and such class or series of Parity Units bear to each other or (B) on another basis that is at least as favorable to the holders of the Series I Preferred Units entitled to receive such distributions.

SECTION 5.  Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding-up of the Operating Partnership, whether voluntary or involuntary, before any payment or distribution of the Operating Partnership’s assets shall be made to or set apart for the holders of Junior Units, holders of Series I Preferred Units shall be entitled to receive $50.00 per unit of Series I Preferred Units (the “Liquidation Preference”) plus an amount equal to all distributions (whether or not declared) accumulated and unpaid thereon to the date of final distribution to such holders, but shall not be entitled to any further payment or other participation in any distribution of the assets of the Operating Partnership.  If, upon any liquidation, dissolution or winding-up of the Operating Partnership, the Operating Partnership’s assets, or proceeds thereof, distributable among the holders of Series I Preferred Units are insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series I Preferred Units and any other Parity Units ratably in proportion to the respective amounts that would be payable on such Series I Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full.

(b)           Neither the voluntary sale, conveyance, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Operating Partnership’s property or assets, nor the consolidation, merger or amalgamation of the Operating Partnership with or into any person or the consolidation, merger or amalgamation of any person with or into the Operating Partnership shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Operating Partnership.

(c)           After payment has been made in full to the holders of the Series I Preferred Units, as provided in this Section 5, holders of Series I Preferred Units shall have no right or claim to any remaining assets of the Operating Partnership.

SECTION 6.  Optional Redemption of the Series I Preferred Units.  Units of Series I Preferred Units shall be redeemable by the Operating Partnership in accordance with this Section 6.

(a)           The Operating Partnership may not redeem any Series I Preferred Units before October 14, 2009.  On or after October 14, 2009, the Operating Partnership shall have the option to redeem, subject to Section 6(g) hereof, for cash only (i) some or all the Series I Preferred Units at the Redemption Price, but only if the Closing Sale Price of the Common Stock for 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day prior to the date the Operating Partnership gives notice of such redemption pursuant to this Section 6 exceeds 130% of the Conversion Price in effect on

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each such Trading Day and (ii) all the Outstanding Series I Preferred Units at the Redemption Price, but only if, on any Distribution Payment Date, the total number of Outstanding Series I Preferred Units is less than 15% of the total number of Outstanding Series I Preferred Units on October 14, 2004.

(b)           In the event the Operating Partnership elects to redeem any Series I Preferred Units, the Operating Partnership shall:

(i)            send a written notice by first class mail to each holder of record of the Series I Preferred Units at such holder’s registered address, not fewer than 20 nor more than 90 days prior to the Redemption Date, stating:

(A)          the Redemption Date;

(B)           the Redemption Price;

(C)           the Conversion Price and the Conversion Rate;

(D)          that Series I Preferred Units called for redemption may be converted into Common Units at any time before 5:00 p.m., New York City time on the second Business Day immediately preceding the Redemption Date;

(E)           that holders who want to convert Series I Preferred Units into Common Units must satisfy the requirements set forth in Section 7 of this Certificate;

(F)           if fewer than all the Outstanding units of the Series I Preferred Units are to be redeemed by the Operating Partnership, the number of units to be redeemed;

(G)           that, unless the Operating Partnership defaults in making payment of such Redemption Price, distributions in respect of the Series I Preferred Units called for redemption will cease to accumulate on and after the Redemption Date; and

(H)          any other information the Operating Partnership wishes to present; and

(ii)           publish such information on the Corporation’s web site on the World Wide Web.

(c)           If the Operating Partnership calls for redemption Series I Preferred Units pursuant to the procedures set forth in Section 6(b) above, then, to the extent sufficient funds are legally available, the Operating Partnership shall pay the Redemption Price to

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holders of Series I Preferred Units called for redemption and outstanding on the Redemption Date.  Upon payment of the Redemption Price, the Series I Preferred Units so redeemed shall cease to be outstanding and shall be retired and cancelled on the books and records of the Operating Partnership.  Distributions shall cease to accumulate as of the Redemption Date on those Series I Preferred Units called for redemption and all rights of holders of such units shall terminate, except for the right to receive the Redemption Price pursuant to this Section 6.

(d)           If any Series I Preferred Units selected for partial redemption are submitted for conversion in part after such selection, such Series I Preferred Units submitted for conversion shall be deemed (so far as may be possible) to be a portion of the units selected for redemption.

(e)           If the Redemption Date falls after a Record Date and before the related Distribution Payment Date, holders of Series I Preferred Units at the close of business on that Record Date shall be entitled to receive the distribution payable on those units on the corresponding Distribution Payment Date.

(f)            If fewer than all the Outstanding Series I Preferred Units are to be redeemed, the number of units to be redeemed shall be determined by the Managing General Partner and the units to be redeemed shall be selected by lot, on a pro rata basis (with any fractional units being rounded to the nearest whole unit), or by any other method as may be determined by the Managing General Partner to be fair and appropriate.

(g)           Notwithstanding the foregoing provisions of this Section 6, unless full cumulative distributions (whether or not declared) on all Outstanding Series I Preferred Units and Parity Units have been paid or set apart for payment for all Distribution Periods terminating on or before the Redemption Date, none of the Series I Preferred Units shall be redeemed, and no sum shall be set aside for such redemption, unless pursuant to a purchase or exchange offer made on the same terms to all holders of Series I Preferred Units and any Parity Units.

SECTION 7.  Conversion.

(a)  Right to Convert.  Each Series I Preferred Unit shall be convertible, only on or after the occurrence of one of the conversion triggering events described in Section 7(b), into a number of fully paid and non-assessable Common Units equal to the Conversion Rate in effect at such time. Notwithstanding the foregoing, if any Series I Preferred Units are to be redeemed pursuant to Section 6, such conversion right shall cease and terminate, as to the Series I Preferred Units to be redeemed, at 5:00 p.m., New York City time, two Business Days immediately preceding the Redemption Date, unless the Operating Partnership shall default in the payment of the Redemption Price therefore, as provided herein.

(b)           A holder may convert Series I Preferred Units into Common Units:

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(i)            if called for redemption pursuant to Section 6 hereof;

(ii)           if the Corporation is a party to a Change of Control, in which case each Series I Preferred Unit may be surrendered for conversion at any time from and after the date that is 15 days prior to the anticipated effective date of the Change of Control until 15 days after the actual date of such Change of Control and, at such effective date, the right to convert the Series I Preferred Units into Common Units shall be changed into a right to convert such Series I Preferred Units into the kind and amount of cash, securities or other property that the holder would have received if the holder had converted such Series I Preferred Units immediately prior to the transaction; or

(iii)          during any fiscal quarter after the fiscal quarter ending December 31, 2004 (and only during such fiscal quarter) if the Closing Sale Price of Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of the immediately preceding fiscal quarter is more than 125% of the Conversion Price on such Trading Day.  If this Closing Sale Price condition is not satisfied at the end of any fiscal quarter, then conversion pursuant to this Section 7(b)(iii) will not be permitted in the following fiscal quarter. The Managing General Partner shall determine for each Trading Day during the 30 consecutive Trading Day period specified in this Section 7(b)(iii) whether the Closing Sale Price exceeds 125% of the Conversion Price and whether the Series I Preferred Units shall be convertible as a result of the occurrence of the event set forth in this Section 7(b)(iii).  Upon determination that holders of Series I Preferred Units are or will be entitled to convert their units into Common Units in accordance with the provisions of  this Section 7(b)(iii), the Operating Partnership will mail a written notice to the holders thereof and publish such information on the Corporation’s website on the World Wide Web.

(c)  Conversion Procedures.  Conversion of Series I Preferred Units may be effected by any holder thereof upon the surrender to the Operating Partnership, at the principal office of the Operating Partnership a complete and manually signed Notice of Conversion (in the form included as Exhibit A to this Certificate) along with, if required pursuant to Section 7(d), funds equal to the distribution payable on the next Distribution Payment Date.  In case such Notice of Conversion shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of Common Units in such name or names (or proof that no such taxes are payable).  Other than such taxes, the Operating Partnership shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance of Common Units upon conversion of Series I Preferred Units pursuant hereto.  The conversion of the Series I Preferred Units will be deemed to have been made as of the close of business on the date (the “Conversion Date”) such Notice of Conversion is received and all required transfer taxes, if any, are paid (or the demonstration to the satisfaction of the Operating Partnership that such taxes have been paid) and shall be recorded on the books and records

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of the Operating Partnership as of such Conversion Date.  The Operating Partnership shall promptly, and in any event within five Business Days after receipt of a Notice of Conversion from a holder of Series I Preferred Units, notify such holder of the effectiveness of such conversion in writing to such holder’s address set forth on the books and records of the Operating Partnership (or that such conversion was not given effect due to a failure to satisfy the conditions for conversion set forth in this Section 7).

(d)  Distribution and Other Payments Upon Conversion.  If a holder of Series I Preferred Units exercises conversion rights, such units will cease to accumulate distributions as of the end of the day immediately preceding the Conversion Date.  On conversion of the Series I Preferred Units, except for conversion during the period from the close of business on any Record Date corresponding to a Distribution Payment Date to the close of business on the Business Day immediately preceding such Distribution Payment Date, in which case the holder on such Distribution Record Date shall receive the distributions payable on such Distribution Payment Date, accumulated and unpaid distributions on the converted Series I Preferred Units shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through issuance of the Common Units (together with the cash payment, if any, in lieu of fractional units) in exchange for the Series I Preferred Units being converted pursuant to the provisions hereof.  Any Series I Preferred Units surrendered for conversion after the close of business on any Record Date for the payment of distributions declared and before the opening of business on the Distribution Payment Date corresponding to that Record Date must be accompanied by a payment to the Operating Partnership in cash of an amount equal to the distribution payable in respect of those units on such Distribution Payment Date; provided that a holder of Series I Preferred Units on a Record Date who converts such units into Common Units on the corresponding Distribution Payment Date shall be entitled to receive the distribution payable on such Series I Preferred Units on such Distribution Payment Date, and such holder need not include payment to the Operating Partnership of the amount of such distribution upon surrender of the Series I Preferred Units for conversion. Notwithstanding the foregoing, if Series I Preferred Units are converted during the period between the close of business on any Record Date and the opening of business on the corresponding Distribution Payment Date and the Operating Partnership has called such Series I Preferred Units for redemption during such period, or the Operating Partnership has designated a Change of Control Purchase Date during such period, then, in each case, the holder who tenders such units for conversion shall receive the distribution payable on such Distribution Payment Date and need not include payment of the amount of such distribution upon surrender of such Series I Preferred Units for conversion.

(e)  Fractional Units.  In connection with the conversion of any Series I Preferred Units, no fractions of Common Units shall be issued, but the Operating Partnership shall pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the Closing Sale Price of the Common Stock on the Conversion Date, rounded to the nearest whole cent.

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(f)  Total Units.  If more than one Series I Preferred Unit shall be surrendered for conversion by the same holder at the same time, the number of full Common Units issuable on conversion of those Series I Preferred Units shall be computed on the basis of the total number of Series I Preferred Units so surrendered.

SECTION 8.  Conversion Rate Adjustments.

(a)           If the conversation rate of the Series I Preferred Stock of the Corporation set forth in the Certificate of Designations of the Series I Preferred Stock shall be adjusted at any time and from time to time on or after the date hereof, then, as of the date of such adjustment, the Conversion Rate for the Series I Preferred Units shall be similarly adjusted without the requirement of any further action by the Operating Partnership such that  the conversation rate of the Series I Preferred Stock and the Conversion Rate of the Series I Preferred Units shall at all times be equal and the same.

(b)           Whenever the Conversion Rate is adjusted as herein provided, the Operating Partnership shall promptly and in any event within 20 days after the effectiveness of such adjustment, deliver a notice to each holder of the Series I Preferred Units to such holder’s address as it appears on the books and records of the Operating Partnership setting forth the adjusted Conversion Rate, the date on which such adjustment became effective and a brief statement of the facts requiring such adjustment.  Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

SECTION 9.  Effect of Consolidation, Merger or Sale on Conversion Privilege.  (a)  If any of (i) any reclassification (other than a change in par value, or from par value to no par value, or from no par value to par value, and other than a subdivision or combination to which Section 8(c) of the Certificate of Designations of the Series I Preferred Stock applies) of the outstanding shares of Common Stock, (ii) any consolidation, merger or combination of the Corporation with another Person, in each case as a result of which holders of Common Units shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Units, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Corporation to any other Person as a result of which holders of Common Units shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Units, then each Series I Preferred Unit shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of Common Units issuable upon conversion of such Series I Preferred Units immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Units did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each Common Unit in respect of which such rights of election shall not have been exercised (“non-electing unit”), then for the purposes of this

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Section 9 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing unit shall be deemed to be the kind and amount so receivable per unit by a plurality of the non-electing units).

(b)           The Operating Partnership shall cause notice of the application of this Section 9 to be delivered to each holder of the Series I Preferred Units at the address of such holder as it appears on the books and records of the Operating Partnership within twenty (20) days after the occurrence of any of the events specified in Section 9(a) and shall publish such information on the Corporation’s web site on the World Wide Web.  Failure to deliver such notice shall not affect the legality or validity of any conversion right pursuant to this Section 9.

(c)           The above provisions of this Section 9 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

SECTION 10.  Optional Exchange for Shares of Series I Preferred Stock.

(a)           A holder of Series I Preferred Units may exchange all or any number of such holder’s Series I Preferred Units for an equal number of shares of Series I Preferred Stock or cash, as selected by the Managing General Partner, upon the terms and subject to the conditions set forth in this Section 10 (the “Exchange Option”).  The Exchange Option may be exercised by a Limited Partner, on the terms and subject to the conditions and restrictions contained in this Section 10, upon delivery to the Managing General Partner of a notice in the form of Exhibit B (a “Notice of Exchange”), which notice shall specify the number of such holder’s Series I Preferred Units to be exchanged (the “Offered Units”).  Once delivered, the Notice of Exchange shall be irrevocable, subject to payment by the Managing General Partner or the Partnership of the Offered Units Purchase Price for the Offered Units in accordance with the terms hereof.  In the event the Managing General Partner elects to cause the Offered Units to be exchanged for cash, the Managing General Partner shall effect such exchange by causing the Partnership to redeem the Offered Units for cash.

(b)           If a Notice of Exchange is delivered to the Managing General Partner but, as a result of the Ownership Limit (as defined in the Partnership Agreement) or as a result of other restrictions contained in the Charter of the Managing General Partner, the Exchange Option cannot be exercised in full for shares of Series I Preferred Stock, the Notice of Exchange, if the Offered Units Purchase Price is to be payable in shares of Series I Preferred Stock, shall be deemed to be modified such that the Exchange Option shall be exercised only to the extent permitted under the Ownership Limit or under other restrictions in the Charter of the Managing General Partner.

(c)           The purchase price (“Offered Units Purchase Price”) payable to a tendering holder of Series I Preferred Units shall be equal to the Closing Sale Price of the Series I Preferred Stock multiplied by the number of Offered Units computed as of the date on which the Notice of Exchange was delivered to the Managing General Partner (the

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“Computation Date”).  The Offered Units Purchase Price for the Offered Units shall be payable, at the option of the Managing General Partner, by causing the Partnership to redeem the Offered Units for cash in the amount of the Offered Units Purchase Price, or by the issuance by the Managing General Partner of the number of shares of Series I Preferred Stock equal to the number of Offered Units (adjusted as appropriate to account for stock splits, stock dividends or other similar transactions between the Computation Date and the closing of the purchase and sale of the Offered Units in the manner specified in Section 10(f)(ii) below).

(d)           The closing of the acquisition or redemption of Offered Units shall, unless otherwise mutually agreed, be held at the principal offices of the Managing General Partner, on the date agreed to by the Managing General Partner and the relevant holder of Series I Preferred Units, which date (the “Settlement Date”) shall in no event be on a date which is later than ten (10) days after the date of the Notice of Exchange.  Until the Settlement Date, each tendering holder of Series I Preferred Units shall continue to own his Offered Units, and will continue to be treated as the holder of such Offered Units for all purposes of this Certificate of Designations and the Partnership Agreement, including, without limitation, for purposes of voting, consent, allocations and distributions.  Offered Units will be transferred to the Managing General Partner only upon receipt by the tendering holder of Series I Preferred Units of shares of Series I Preferred Stock or cash in payment in full therefor.

(e)           At the closing of the purchase and sale or redemption of Offered Units, payment of the Offered Units Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the tendering holder of Series I Preferred Units with respect to its due authority to sell all of the right, title and interest in and to such Offered Units to the Managing General Partner or the Partnership, as applicable, and with respect to the ownership by the holder of such Offered Units, free and clear of all Liens, and (B) the Managing General Partner with respect to its due authority to acquire such Offered Units for shares of Series I Preferred Stock or to cause the Partnership to redeem such Offered Units for cash and, in the case of payment by shares of Series I Preferred Stock, (ii) a stock certificate or certificates evidencing the shares of Series I Preferred Stock to be issued and registered in the name of the holder or its designee.

(f)            To facilitate the Managing General Partner’s ability fully to perform its obligations hereunder, the Managing General Partner covenants and agrees as follows:

(i)            The Managing General Partner shall (A) reserve for issuance such number of shares of Series I Preferred Stock as may be necessary to enable the Managing General Partner to issue such shares in full payment of the Offered Units Purchase Price in regard to all Series I Preferred Units which are from time to time outstanding, (B) prior to the delivery of any securities that the Managing General Partner may be obligated to deliver upon exercise of the Exchange Option, comply with all applicable federal and state laws and regulations that require action to be taken by the Managing General Partner in connection with such delivery, (C) use its

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commercially reasonable best efforts to ensure that any shares of Series I Preferred Stock delivered upon exercise of the Exchange Option will, upon delivery, be listed on the New York Stock Exchange (or such other national exchange, if any, on which the Series I Preferred Stock is then listed), and (D) ensure that all shares of Series I Preferred Stock delivered upon exercise of the Exchange Option will, upon delivery, be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

(ii)           Under no circumstances shall the Managing General Partner declare any stock dividend, stock split, stock distribution or the like (whether as to the Series I Preferred Units or the Series I Preferred Stock), unless fair and equitable arrangements are provided, to the extent necessary, fully to adjust, and to avoid any dilution in, the Exchange option of any holder of Series I Preferred Units under this Certificate of Designation.

(g)           Each of holder of Series I Preferred Units covenants and agrees with the Managing General Partner that all Offered Units tendered to the Managing General Partner or the Partnership, as the case may be, in accordance with the exercise of the Exchange Option shall be delivered free and clear of all Liens and should any Liens exist or arise with respect to such Offered Units, the Managing General Partner or the Partnership, as the case may be, shall be under no obligation to acquire the same unless, in connection with such acquisition, the Managing General Partner has elected to cause the Partnership to pay such portion of the Offered Units Purchase Price in the form of cash consideration in circumstances where such consideration will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of such consideration and the Partnership is expressly authorized to apply such portion of the Offered Units Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. In the event any transfer tax is payable by a holder of Offered Units as a result of a transfer of Offered Units pursuant to the exercise of such holder’s Exchange Option, such holder shall pay such transfer tax.

(h)           If a holder of Series I Preferred Units shall exchange any Series I Preferred Units for shares of Series I Preferred Stock pursuant to this Section 10 on or prior to the Record Date for any distribution to be made on such Series I Preferred Units, in accordance with the Charter of the Managing General Partner such holder of Series I Preferred Units will be entitled to receive the corresponding distribution to be paid on such shares of Series I Preferred Stock and shall not be entitled to receive the distribution made by the Partnership in respect of the exchanged Series I Preferred Units.

(i)            In the event that the Managing General Partner elects to redeem all or any portion of the Series I Preferred Stock, the Managing General Partner shall deliver a copy of the notice of redemption required by Section 6(b) of the Certificate of Designations of the Series I Preferred Stock to each holder of Series I Preferred Units.  Such notice shall be delivered to the holders of Series I Preferred Units at the same time such notice is delivered to the holders of the Series I Preferred Stock.  Upon receipt of such notice, if a holder of

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Series I Preferred Units elects to exercise its Exchange Option and receives shares of Series I Preferred Stock in connection therewith on a Settlement Date that occurs prior to the specified redemption date for the Series I Preferred Stock, then, if such shares of Series I Preferred Stock remain outstanding as of such redemption date, such holder shall be entitled to participate in such redemption with respect to such shares of  Series I Preferred Stock.

SECTION 11.  Change of Control.

(a)  Repurchase Right.  If there shall occur a Change of Control, Series I Preferred Units shall be purchased, subject to satisfaction by or on behalf of any holder of the requirements set forth in Section 11(c), by the Operating Partnership at the option of the holders thereof as of the date specified by the Operating Partnership (the “Change of Control Purchase Date”) that is not less than 30 calendar days nor more than 60 calendar days after the mailing of written notice of the Change of Control pursuant to Section 11(b) below.  The Purchase Price shall be paid in cash.

(b)  Notice to Holders.  As promptly as practicable thereafter but not later than 20 days after the occurrence of a Change of Control, the Operating Partnership shall mail a written notice of the Change of Control to each holder at such holder’s address set forth on the books and records of the Operating Partnership and publish such notice on the Corporation’s web site on the World Wide Web.  The notice shall include the form of a Change of Control Purchase Notice (as defined in Section 11(c) below) to be completed by the holder and shall state:

(i)            the date of such Change of Control and, briefly, the events causing such Change of Control;

(ii)           the date by which the Change of Control Purchase Notice pursuant to this Section must be given;

(iii)          the Change of Control Purchase Date;

(iv)          the Conversion Rate and any adjustments thereto;

(v)           that Series I Preferred Units as to which a Change of Control Purchase Notice has been given may not thereafter be converted into Common Units; and

(vi)          the procedures that the holder of Series I Preferred Units must follow to exercise rights under this Section 11.

(c)  Conditions to Purchase.  (i) A holder of Series I Preferred Units may exercise its rights specified in Section 11(a) upon delivery of a written notice (which shall be in substantially the form included as Exhibit C to this Certificate and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written

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form) of the exercise of such rights (a “Change of Control Purchase Notice”) to the Operating Partnership at any time prior to the close of business on the Business Day immediately before the Change of Control Purchase Date.

(ii)           Any purchase by the Operating Partnership contemplated pursuant to the provisions of this Section 11(c) shall be consummated by the delivery of the consideration to be received by the holder promptly following the Change of Control Purchase Date.

(d)  Effect of Change of Control Purchase Notice.  Upon receipt by the Operating Partnership of a valid Change of Control Purchase Notice, the holder of Series I Preferred Units in respect of which such Change of Control Purchase Notice was given shall thereafter be entitled to receive the Purchase Price with respect to such Series I Preferred Units.  Such Purchase Price shall be paid to such holder promptly on the Change of Control Purchase Date with respect to such Series I Preferred Units.  Any Series I Preferred Units in respect of which a Change of Control Purchase Notice has been given by the holder thereof may not be converted into Common Units on or after the date of the delivery of such Change of Control Purchase Notice

(e)  Cancellation of Series I Preferred Units.  Upon the payment of the Purchase Price to a holder of Series I Preferred Units electing to have his Series I Preferred Units purchased pursuant to this Section 11, such Series I Preferred Units shall be retired and canceled, distributions will cease to accrue and all other rights of the holder in respect thereof shall terminate (other than the right to receive the Purchase Price as aforesaid), in each case on and as of the Change of Control Purchase Date.

SECTION 12.  Voting Rights.

(a)           The holders of record the Series I Preferred Units shall not be entitled to any voting rights except as hereinafter provided in this Section 12, as otherwise provided in the Partnership Agreement, or as otherwise provided by law.

(b)           The affirmative consent or approval of holders of at least two-thirds of the outstanding Series I Preferred Units, voting as a single class, shall be required to alter, repeal or amend any provisions of the Partnership Agreement or this Certificate, whether by merger, consolidation, combination, reclassification or otherwise (an “Event”), if the amendment would materially and adversely affect the rights, powers, or preferences of the holders of Series I Preferred Units; provided, however, that (i) an Event will not be deemed to materially and adversely affect such rights, powers or preferences, in each such case, where each Series I Preferred Units remains outstanding without a material change to its terms and rights or is converted into or exchanged for preferred units of the surviving entity having preferences, conversion and other rights, privileges, voting powers, restrictions, limitations and terms or conditions of redemption thereof identical to that of a Series I Preferred Unit; (ii) any increase in the amount of the authorized Common Units or Parity Units or the creation and issuance of any class or series of Common Units, other Junior

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Units or Parity Units will not be deemed to materially and adversely affect such rights, powers or preferences; and (iii) the creation of, or increase in the authorized number of, units of any class or series of Senior Units shall be deemed to materially and adversely affect such rights, powers and preferences.

SECTION 13.  Restrictions On Transfer.  The Series I Preferred Units shall be subject to the restrictions on transfer set forth in Sections 9.3 and 9.5 of the Partnership Agreement of the Operating Partnership as if such units were “Partnership Units”.  Any transfer or attempted transfer (direct or indirect) in violation of the provisions of this Section 13 shall be null and void.

SECTION 14.  Currency.  All Series I Preferred Units shall be denominated in U.S. currency, and all payments and distributions thereon or with respect thereto shall be made in U.S. currency.  All references herein to “$” or “dollars” refer to U.S. currency.

SECTION 15.  Headings.  The headings of the Sections of this Certificate are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Holder in Order to Convert
the 6% Series I Convertible Perpetual Preferred Units)

The undersigned hereby irrevocably elects to convert (the “Conversion”)              units of 6% Series I Convertible Perpetual Preferred Units (the “Series I Preferred Units”) into Common Units of Simon Property Group, L.P. (the “Operating Partnership”) according to the conditions of the Certificate of Designation establishing the terms of the Series I Preferred Units (the “Certificate of Designation”), as of the date written below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned shall designate such persons name below and will pay all transfer taxes payable with respect thereto (unless it can be established that no such taxes are payable).  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.

The Operating Partnership is not required to issue Common Units unless the conditions for conversion of the Series I Preferred Units set forth in Section 7(b) of the Certificate of Designation have been satisfied.  If the foregoing conditions have been satisfied, the Operating Partnership shall issue Common Units to the undersigned (or its designee identified below) on the books and records of the Operating Partnership effective upon receipt of this Notice of Conversion and shall, within 5 Business Days of receipt of this Notice of Conversion, notify such holder of the effectiveness of such conversion in writing to such holder’s address set forth on the books and records of the Operating Partnership.  If the aforementioned conditions to conversion have not been satisfied, the Operating Partnership shall promptly notify the undersigned in writing.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designation.

Date of Conversion:

Applicable Conversion Rate:

Number of Series I Preferred Units to be Converted:

Number of Common Units to be Issued:

Signature:

Name:                                               Name of Transferee (if applicable):

Address:(1)

Fax No.:

(1) Address of the holder where any notices and payments shall be sent by the Operating Partnership.

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EXHIBIT B

NOTICE OF EXCHANGE

(To be Executed by the Holder in Order to Exchange
6% Series I Convertible Perpetual Preferred Units for
Series I Convertible Perpetual Preferred Stock of Simon Property Group, Inc.)

Date:

The undersigned hereby irrevocably elects to exchange              6% Series I Convertible Perpetual Preferred Units (the “Series I Preferred Units”) of Simon Property Group, L.P. (the “Operating Partnership”) into that number of shares of 6% Series I Convertible Perpetual Preferred Stock (the “Series I Preferred Stock”) of Simon Property Group, Inc. (the “Managing General Partner”) in accordance with the Certificate of Designation establishing the terms of the Series I Preferred Units (the “Certificate of Designation”), effective as of the date written below or such later date as may be determined by the Managing General Partner in accordance with the Certificate of Designation).  If shares are to be issued in the name of a person other than the undersigned, the undersigned shall designate such person’s name below and will pay all transfer taxes payable with respect thereto (unless it can be established that no such taxes are payable).

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designation.

Proposed Effective Date of Exchange(1):

Number of Series I Preferred Units to be exchanged:

Signature:

Name:                                               Name of Transferee (if applicable):

Address:(2)

Fax No.:

(1) As may be agreed by the Managing General Partner in accordance with Section 10(d) of the Certificate of Designation.

(2) Address of the holder where notices and payments shall be sent by the Operating Partnership.

EXHIBIT C

FORM OF NOTICE OF ELECTION OF REDEMPTION

UPON A CHANGE OF CONTROL

Simon Property Group, L.P.

115 West Washington Street, Suite 15 East

Indianapolis, Indiana 46204

Attn:  General Counsel

Re:          Simon Property Group, L.P.
6% Series I Convertible Perpetual Preferred Units
(the “Series I Preferred Units”)

The undersigned hereby irrevocably acknowledges receipt of a notice from Simon Property Group, L.P. (the “Operating Partnership”) as to the occurrence of a Change of Control with respect to Simon Property Group, Inc. and requests and instructs the Operating Partnership to purchase              Series I Preferred Units in accordance with the terms of the Certificate of Designation at the Purchase Price.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto pursuant to the Certificate of Designation.

Dated:

Signature(s):

Print Name and Address:

Social Security or Other Taxpayer Identification Number:

EXHIBIT D – LTIP UNIT DESIGNATION

EXHIBIT E – REGISTRATION RIGHTS AGREEMENT

Execution Version

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of September 24, 1998 (the “Agreement”), by and among Simon Property Group, Inc. (the “Company”) and the persons set forth on Schedule A (the “Rights Holders”). The Rights Holders and their respective successors-in-interest and permitted assigns are hereinafter sometimes referred to as the “Holders.”

Upon execution of the Sixth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of Simon Property Group, L.P., a Delaware limited partnership (the “Operating Partnership”), dated as of the date hereof, among the Company, SPG Properties, Inc., SD Property Group, Inc. and its limited partners (the “Limited Partners”), the Limited Partners have the right at any time to exchange all or any portion of their units of partnership interest (“Units”) in the Operating Partnership and in SPG Realty Consultants, L.P., a Delaware limited partnership (together with the Operating Partnerships the “Operating Partnerships”), for shares (“Shares”) of the Company’s common stock, par value $.0001 per share (including beneficial interest in shares of common stock, par value $.0001 per share, of SPG Realty Consultants, Inc. (“SPG Realty”) the “Common Stock”), or cash, at the election of the Company and SPG Realty, and, except as provided herein, any Shares issued upon such exchange will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company has agreed to provide certain registration rights with respect to the Shares held or to be held by certain Limited Partners.

Upon execution of this Agreement and upon consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of February 18, 1998 (the “Merger Agreement”), by and among Simon DeBartolo Group, Inc. (the predecessor to SPG Properties, Inc.), Corporate Property Investors (the predecessor to the Company) and Corporate Realty Consultants, Inc., the Company has agreed to provide certain registration rights with respect to the Shares held or to be held by certain former stockholders of Corporate Property Investors, Inc., which stockholders shall constitute “Holders” for purposes of this Agreement.

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.         Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are (a) the Shares issued by the Company to the Holders, (b) the Shares issued by the Company to the Holders upon conversion of the Series A Convertible Preferred Stock, par value $.0001 per share

(“Series A Preferred Stock”), of the Company and the Shares issued by the Company to the Holders upon conversion of the Series B Convertible Preferred Stock, par value $.0001 per share (“Series B Preferred Stock”), of the Company, and (c) the Shares issued by the Company to the Holders upon exchange of the Units pursuant to the Partnership Agreements (collectively, the “Registrable Securities”) but, with respect to any particular Registrable Security, only so long as it continues to be a Registrable Security. Registrable Securities shall include any securities issued as a dividend or distribution on account of Registrable Securities or resulting from a subdivision of the outstanding shares of Registrable Securities into a greater number of shares (by reclassification, stock split or otherwise). For the purposes of this Agreement, a security that was at one time a Registrable Security shall cease to be a Registrable Security when (a) such security has been effectively registered under the Securities Act, other than pursuant to Section 4 of this Agreement, and either (i) the registration statement with respect thereto has remained continuously effective for 150 days or (ii) such security has been disposed of pursuant to such registration statement, (b) such security is sold to the public in reliance on Rule 144 (or any similar provision then in force) under the Securities Act, (c) such security has been otherwise transferred, and (i) the Company has delivered a new certificate or other evidence of ownership not bearing the legend set forth on the Shares upon the initial issuance thereof (or other legend of similar import) and (ii) in the opinion of counsel to the Company reasonably acceptable to the Holders and addressed to the Company and the holder of such security, the subsequent disposition of such security shall not require the registration or qualification under the Securities Act, or (d) such security has ceased to be outstanding.

Notwithstanding anything to the contrary herein, any Holder may exercise any of its rights hereunder prior to its receipt of Shares, provided that such Holder, simultaneously with the delivery of any notice requesting registration hereunder, shall deliver an Exercise Notice to the Company requesting (i) exchange of Units exchangeable into such number of Shares as such Limited Partner has requested to be registered, or (ii) conversion of the Series A Preferred Stock or Series B Preferred Stock into such number of Shares as such Holder has requested to be registered. Any such Exercise Notice so delivered shall be (a) conditioned on the effectiveness of the requested registration in connection with which it was delivered and (b) deemed to cover only such number of Units, Series A Preferred Stock or Series B Preferred Stock as are exchangeable or convertible into the number of Shares actually sold pursuant to the requested registration. Any Shares to be issued in connection with any such Exercise Notice shall be issued upon the closing of the requested registration. In the event that the Company elects to issue all cash in lieu of Shares upon the exchange of the Units covered by any such Exercise Notice, the registration requested by the Limited Partner that delivered such

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Exercise Notice, if a Demand Registration, shall not constitute a Demand Registration under Section 2.1 hereof.

In the event a Holder holding shares of Series B Preferred Stock exercises its rights to have Registrable Securities included in a registration statement pursuant to Section 2, 3 or 4 of this Agreement, it may also request that shares of Series B Preferred Stock be included therein, subject in all respects to the terms and conditions of this Agreement, except that, notwithstanding any provision to the contrary contained in this Agreement, (a) in the event that the number of Registrable Securities requested to be included in a registration statement pursuant to Section 2 or 3 is reduced as provided therein, the shares of Series B Preferred Stock requested to be included shall be reduced, to zero if so requested by the managing underwriters, before the number of Registrable Securities is reduced and (b) in no event shall the Company be required to maintain or extend the effectiveness of a registration statement solely as a result of the fact that shares of Series B Preferred Stock covered by such registration statement remain unsold.

Nothing contained herein shall create any obligation on the part of the Company to issue Shares, rather than cash, upon the exchange of any Units.

2.         Demand Registration.

2.1.      Request for Registration. At any time, each Holder (or, with respect to each Holder that is a member of the DeBartolo entities listed on Schedule B (the “DeBartolo Group”), EJDC LLC) may make a written request per 12-month period (specifying the intended method of disposition) for registration under the Securities Act (each, a “Demand Registration”) of all or part of such Holder’s Registrable Securities (but such part, together with the number of securities requested by other Holders to be included in such Demand Registration pursuant to this Section 2.1, shall have an estimated market value at the time of such request (based upon the then market price of a share of Common Stock of the Company) of at least $10,000,000). Notwithstanding the foregoing, the Company shall not be required to file any registration statement on behalf of any Holder within six months after the effective date of any earlier registration statement so long as the Holder requesting the Demand Registration was given a notice offering it the opportunity to sell Registrable Securities under the earlier registration statement and such Holder did not request that all of its Registrable Securities be included; provided, however, that if a Holder requested that all of its Registrable Securities be included in the earlier registration statement but not all were so included through no fault of the Holder, such Holder may, but shall not be obligated to, require the Company to file another registration statement pursuant to a Demand Registration (subject, in the event of a Demand Registration for less than all

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such remaining Registrable Securities, to the same $10,000,000 limitation set forth above) exercised by such Holder within six months of the effective date of such earlier registration statement. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice (the “Notice”) of such request to all other Holders and shall include in such registration all Registrable Securities that the Company has received written requests for inclusion therein within 15 days after the Notice is given (the “Requested Securities”). Thereafter, the Company may elect to include in such registration additional Shares to be issued by the Company. In such event for purposes only of Section 2.3 (other than the first sentence thereof) and not for purposes of any other provision or Section hereof (including, without limitation, Section 3), (a) such shares to be issued by the Company in connection with a Demand Registration shall be deemed to be Registrable Securities and (b) the Company shall be deemed to be a Holder thereof. All requests made pursuant to this Section 2.1 shall specify the aggregate number of Registrable Securities to be registered.

2.2.      Effective Registration and Expenses. A registration shall not constitute a Demand Registration under Section 2.1 hereof until it has become effective. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses (as defined in Section 8) incurred in connection therewith, whether or not such Demand Registration becomes effective, unless such Demand Registration fails to become effective as a result of the fault of one or more Holders other than the Company, in which case the Company will not be required to pay the Registration Expenses incurred with respect to the offering of such Holder or Holders’ Registrable Securities. The Registration Expenses incurred with respect to the offering of such Holder or Holders’ Registrable Securities shall be the product of (a) the aggregate amount of all Registration Expenses incurred in connection with such registration and (b) the ratio that the number of such Registrable Securities bears to the total number of Registrable Securities included in the registration.

2.3.      Priority on Demand Registrations. The Holder making the Demand Registration may elect whether the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering or otherwise; provided, however, that such Holder may not elect that such offering be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. In any case in which an offering is in the form of a firm commitment underwritten offering, if the managing underwriter or underwriters of such offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Company’s common stock, the Company will include in such registration the number of

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Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Company’s common stock. In such event, the number of Registrable Securities, if any, to be offered for the accounts of Holders (including the Holder making the Demand Registration) shall be reduced pro rata on the basis of the relative number of any Registrable Securities requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters. In the event the Holder making the Demand shall receive notice pursuant to this Section 2.3 that the amount of Registrable Securities to be offered for the account of such Holder shall be reduced, such Holder shall be entitled to withdraw the Demand by written notice to the Company within seven (7) days after receipt of such notice, with the effect that such Demand shall be deemed not to have been made.

2.4.      Selection of Underwriters. If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, the Holders, in the aggregate, that own or will own a majority of the Registrable Securities that the Company has been requested to register (including the Requested Securities but excluding any securities to be issued by the Company), shall have the right to select the investment banker or investment bankers and manager or managers that will underwrite the offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

3.         Piggyback Registration. Whenever the Company proposes to file a registration statement under the Securities Act with respect to an underwritten public offering of Common Stock by the Company for its own account or for the account of any stockholders of the Company (other than a registration statement filed pursuant to either Section 2 or 4 hereof), the Company shall give written notice (the “Offering Notice”) of such proposed filing to each of the Holders at least 30 days before the anticipated filing date. Such Offering Notice shall offer all such Holders the opportunity to register such number of Registrable Securities as each such Holder may request in writing, which request for registration (each, a “Piggyback Registration”) must be received by the Company within 15 days after the Offering Notice is given. The Company shall use all reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering, if any, to permit the holders of the Registrable Securities requested to be included in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the common stock of the Company or, if such offering is for the account of other stockholders, the common stock of such stockholders included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of a

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proposed underwritten offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Common Stock, the Company will include in such registration the number of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Common Stock. In such event, the number of Registrable Securities, if any, to be offered for the accounts of Holders shall be reduced pro rata on the basis of the relative number of any Registrable Securities requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters. The Company shall pay all Registration Expenses incurred in connection with any Piggyback Registration.

4.         Shelf Registration. Following the Effective Time, the Company shall use reasonable efforts to qualify for registration on Form S-3 for secondary sales. The Company agrees that, upon the request of any Holder, the Company shall promptly after receipt of such request notify each other Holder of receipt of such request and shall cause to be filed on or as soon as practicable thereafter, but not sooner than 35 days after the receipt of such notice from such Holder, a registration statement (a “Shelf Registration Statement”) on Form S-l, Form S-3 or any other appropriate form under the Securities Act for an offering to be made on a delayed or continuous basis pursuant to Rule 415 thereunder or any similar rule that may be adopted by the Securities and Exchange Commission (the “Commission”) and permitting sales in any manner not involving an underwritten public offering (and shall register or qualify the shares to be sold in such offering under such other securities or “blue sky” laws as would be required pursuant to Section 7 (g) hereof) covering up to the aggregate number of (a) Shares to be issued to such Holder and all other Holders who request that the Shares to be issued to them upon the exchange of Units held by them be included in the Shelf Registration Statement upon the exchange of Units so that the Shares issuable upon the exchange of such Units will be registered pursuant to the Securities Act and (b) the Shares to be issued to them upon the conversion of Series A Preferred Stock or Series B Preferred Stock held by them be included in the Shelf Registration Statement upon the conversion of Series A Preferred Stock or Series B Preferred Stock so that the Shares issuable upon the conversion will be registered pursuant to the Securities Act, and (c) Registrable Securities held by such Holders. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission within three months after the filing thereof. The Company shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective (and to register or qualify the shares to be sold in such offering under such other securities or “blue sky” laws as would be required pursuant to

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Section 7(g) hereof) for so long as any Holder holds any Shares, Units that may be exchanged for Shares under the Partnership Agreement, Series A Preferred Stock or Series B Preferred Stock that may be converted into Shares or until the Company has caused to be delivered to each Holder an opinion of counsel, which counsel must be reasonably acceptable to such Holders, stating that such Shares or Shares issued upon such exchange or conversion may be sold by the Holders pursuant to Rule 144 promulgated under the Securities Act without regard to any volume limitations and that the Company has satisfied the informational requirements of Rule 144. The Company shall file any necessary listing applications or amendments to existing applications to cause the Shares issuable upon exchange of Units or conversion of Series A Preferred Stock or Series B Preferred Stock to be listed on the primary exchange on which the Common Stock is then listed, if any. Notwithstanding the foregoing, if the Company determines that it is necessary to amend or supplement such Shelf Registration Statement and if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be significantly disadvantageous to the Company and its stockholders for any such Shelf Registration Statement to be amended or supplemented, the Company may defer such amending or supplementing of such Shelf Registration Statement for not more than 45 days and in such event the Holders shall be required to discontinue disposition of any Registrable Securities covered by such Shelf Registration Statement during such period. Notwithstanding the foregoing, if the Company irrevocably elects prior to the filing of any Shelf Registration Statement to issue all cash in lieu of Shares upon the exchange of Units by the Holder requesting the filing of such Shelf Registration Statement, the Company shall not be obligated to file such Shelf Registration Statement.

5.         Rights of Other Stockholders. The Company shall not grant any person, for so long as any securities convertible into or exchangeable for Registrable Securities are outstanding, any rights to have their securities included in any registration statement to be filed by the Company if such rights are greater than the rights of the Holders granted herein without extending such greater rights to the Holders. Subject to the penultimate sentence of Section 2.3 and the last sentence of Section 3, to the extent the securities of such other stockholders are entitled to be included in any such registration statement and the managing underwriter or underwriters believe that the number of securities proposed to be sold in such offering exceeds the number of securities that can be sold in such offering without adversely affecting the market for the Company’s common stock, the number of securities to be offered for the accounts of such other stockholders shall be reduced to zero before the number of securities to be offered for the accounts of the Holders is reduced.

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6.         Holdback Agreements.

6.1.      Restrictions on Public Sale by Holders of Registrable Securities. Each Holder (a) participating in an underwritten offering covered by any Demand Registration or Piggyback Registration or (b) in the event the Company is issuing shares of its capital stock to the public in an underwritten offering, agrees, if requested by the managing underwriter or underwriters for such underwritten offering, not to effect (except as part of such underwritten offering or pursuant to Article XII of the Partnership Agreement) any public sale or distribution of Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the period (a “Lock-Out Period”) commencing 14 days prior to and ending no more than 90 days subsequent to the date (an “Execution Date”) specified in the Lock-Out Notice (as defined below) as the anticipated date of the execution and delivery of the underwriting agreement (or, if later, a pricing or terms agreement signed pursuant to such underwriting agreement) to be entered into in connection with such Demand Registration or Piggyback Registration or other underwritten offering. The Execution Date shall be no fewer than 21 days subsequent to the date of delivery of written notice (a “Lock-Out Notice”) by the Company to each Holder of the anticipated execution of an underwriting agreement (or pricing or terms agreement), and the Execution Date shall be specified in the Lock-Out Notice. The Company may not deliver a Lock-Out Notice unless it is making a good faith effort to effect the offering with respect to which such Lock-Out Notice has been delivered. Notwithstanding the foregoing, the Company may not (a) establish Lock-Out Periods in effect for more than 208 days in the aggregate within any of the consecutive fifteen-month periods commencing on August 7, 1997 and (b) cause any Lock-Out Period to commence (i) during the 45-day period immediately following the expiration of any Lock-Out Period, such 45-day period to be extended by one day for each day of delay pursuant to Section 7 (a); provided, however that in no event shall such extension exceed 90 days; provided, further, however, that such 90-day limit on extensions shall terminate on December 31, 1998; or (ii) if the Company shall have been requested to file a Registration Statement pursuant to Section 2 during such 45-day period (as extended), until the earlier of (x) the date on which all Registrable Securities thereunder shall have been sold and (y) 45 days after the effective date of such Registration Statement. Notwithstanding the foregoing, any Lock-Out Period may be shortened at the Company’s sole discretion by written notice to the Holders, and the applicable Lock-Out Period shall be deemed to have ended on the date such notice is received by the Holders. For the purposes of this Section 6.1, a Lock-Out Period shall be deemed to not have occurred, and a Lock-Out Notice shall be deemed to not have been delivered, if, within 30 days of the delivery of a Lock-Out Notice, the Company delivers a written notice (the “Revocation Notice”) to the Holders stating

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that the offering (the “Aborted Offering”) with respect to which such Lock-Out Notice was delivered has not been, or shall not be, consummated; provided, however, that any Lock-Out Period that the Company causes to commence within 45 days of the delivery of such Revocation Notice shall be reduced by the number of days pursuant to which the Holders were subject to restrictions on transfer pursuant to this Section 6.1 with respect to such Aborted Offering.

6.2.      Restrictions on Public Sale by the Company. If, but only if, the managing underwriter or underwriters for any underwritten offering of Registrable Securities made pursuant to a Demand Registration so request, the Company agrees not to effect any public sale or distribution of any of its securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto) during the 14 days prior to, and during the 180-day period beginning on, the effective date of such Demand Registration.

7.         Registration Procedures. Whenever the Holders have requested that any Registrable Securities be registered pursuant to Section 2, 3 or 4, the Company shall use its best efforts to effect the registration of Registrable Securities in accordance with the intended method of disposition thereof as expeditiously as practicable, and in connection with any such request, the Company shall as expeditiously as possible:

(a)       in connection with a request pursuant to Section 2, prepare and file with the Commission, not later than 40 days (or such longer period as may be required in order for the Company to comply with the provisions of Regulation S-X under the Securities Act) after receipt of a request to file a registration statement with respect to Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof and, if the offering is an underwritten offering, shall be reasonably satisfactory to the managing underwriter or underwriters, and use its best efforts to cause such registration statement to become effective; provided, however, that if the Company shall within five (5) Business Days after receipt of such request furnish to the Holders making such a request a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be significantly disadvantageous to the Company and its stockholders for such a registration statement to be filed on or before the date filing would be required, the Company shall have an additional period of not more than 45 days within which to file such registration statement (provided that only one such notice may be given during any 12 month period); and provided, further, that before filing a

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registration statement or prospectus or any amendments or supplements thereto, the Company shall (a) furnish to the counsel selected by the Holder making the demand, or if no demand, then, by the Holders, in the aggregate, that own or will own a majority of the Registrable Securities covered by such registration statement, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (b) notify each seller or prospective seller of Registrable Securities of any stop order issued or threatened by the Commission or withdrawal of any state qualification and take all reasonable actions required to prevent such withdrawal or the entry of such stop order or to remove it if entered;

(b)       in connection with a registration pursuant to Section 2, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 150 days (or such shorter period that will terminate when all Registrable Securities covered by such registration statement have been sold, but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of disposition by the sellers thereof set forth in such registration statement;

(c)       notify each seller of Registrable Securities and the managing underwriter, if any, promptly, and (if requested by any such Person) confirm such advice in writing,

(i)         when the prospectus or any supplement thereto or amendment or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective,

(ii)        of any request by the Commission for amendments or post-effective amendments to the registration statement or supplements to the prospectus or for additional information,

(iii)       of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for that purpose,

(iv)      if at any time during the distribution of securities by the managing underwriter the representations and warranties of the Company to be contained in the underwriting agreement cease to be true and correct in all material respects, and

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(v)        of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)        use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or any state qualification or any order preventing or suspending the use of any preliminary prospectus, and use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any state qualification or of any order preventing or suspending the use of any preliminary prospectus at the earliest possible moment;

(e)        if requested by the managing underwriter or a seller of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment to the registration statement such information as the managing underwriter or a seller of Registrable Securities reasonably request to have included therein relating to the plan of distribution with respect to the Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post- effective amendment;

(f)         furnish to each seller of Registrable Securities and the managing underwriter one signed copy of the registration statement and each amendment thereto as filed with the Commission, and such number of copies of such registration statement, each amendment (including post-effective amendments) and supplement thereto (in each case including all documents incorporated by reference and all exhibits thereto whether or not incorporated by reference), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(g)        use reasonable efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller or underwriter reasonably requests in writing and to do any and all other acts and things that may be reasonably necessary or advisable to register or qualify for sale in such jurisdictions the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (a) qualify generally

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to do business in any jurisdiction where it is not then so qualified, (b) subject itself to taxation in any such jurisdiction, (c) consent to general service of process in any such jurisdiction or (d) provide any undertaking required by such other securities or “blue sky” laws or make any change in its charter or bylaws that the Board of Directors determines in good faith to be contrary to the best interest of the Company and its stockholders;

(h)        use reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(i)         notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and prepare and file with the Commission a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j)         enter into customary agreements (including an underwriting agreement in customary form, if the offering is an underwritten offering) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and in such connection:

(i)          make such representations and warranties to the underwriters in form, substance and scope, reasonably satisfactory to the managing underwriter, as are customarily made by issuers to underwriters in primary underwritten offerings on the form of registration statement used in such offering;

(ii)         obtain opinions and updates thereof of counsel, which counsel and opinions to the Company (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, addressed to the managing underwriter, covering the matters customarily covered in opinions requested in primary underwritten offerings on the form, of registration statement used in such offering and such other

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matters as may be reasonably requested by the managing underwriter;

(iii)       obtain so-called “cold comfort” letters and updates thereof from the Company’s independent public accountants addressed to the managing underwriter in customary form and covering matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings and such other matters as may be reasonably requested by the managing underwriter;

(iv)      cause the underwriting agreements to set forth in full the indemnification provisions and procedures of Section 9 (or such other substantially similar provisions and procedures as the managing underwriter shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and

(v)       deliver such documents and certificates as may be reasonably requested by the Participating Holder or Holders to evidence compliance with the provisions of this Section 7(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at the effectiveness of such registration statement (when consistent with customary industry practice), each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by the sellers of Registrable Securities, all in a manner consistent with customary industry practice.

(k)       make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, the counsel referred to in clause (a) of Section 7(a) and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees and agents to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (a) the disclosure of such Records is, in the reasonable judgment of any Inspector, necessary to avoid or correct a misstatement or omission of a material fact in the registration statement or (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or

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governmental agency of competent jurisdiction or required (in the written opinion of counsel to such seller or underwriter, which counsel shall be reasonably acceptable to the Company) pursuant to applicable state or federal law. Each seller of Registrable Securities agrees that it will, upon learning that disclosure of such Records are sought by a court or governmental agency, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(l)        if such sale is pursuant to an under-written offering, use reasonable efforts to obtain a “cold comfort” letter and updates thereof from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the holders, in the aggregate, of a majority of the Registrable Securities being sold and the managing underwriter or underwriters reasonably request;

(m)      otherwise use reasonable efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the Commission and all applicable state securities and real estate syndication laws, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act;

(n)       use reasonable efforts to cause all Registrable Securities covered by the registration statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

(o)       cooperate with the sellers of Registrable Securities and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may reasonably request at least 2 business days prior to any sale of Registrable Securities to the underwriters;

(p)       cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter;

(q)       prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of the registration statement) provide copies of such document to the sellers of Registrable Securities, the underwriters and their respective counsel, make the Company representatives available for

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discussion of such document with such persons and, to the extent changes may be made to such document without the consent of a third party (other than the Company’s accountants or any affiliate of the Company), make such changes in such document prior to the filing thereof as any such persons may reasonably request to the extent and only to the extent that such changes relate to a description of a DeBartolo Group Holder or the Plan or Distribution being effected by a DeBartolo Group Holder; and

(r)        participate, if so requested, in a “road show” in connection with the sale of the Registrable Securities but only to the extent reasonably requested by the managing underwriter, if such sale is pursuant to an underwritten offering.

The Company may require each seller or prospective seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and other matters as may be required to be included in the registration statement.

Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph (i) of this Section 7, such holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph (i) of this Section 7, and, if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Paragraph (b) of this Section 7) by the number of days during the period from and including the date of the giving of such notice pursuant to Paragraph (i) of this Section 7 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Paragraph (i) of this Section 7.

The Company shall keep the sellers of Registrable Securities to be offered in a given registration advised of the status of any registration in which they are participating. In addition, the Company and each such seller of Registrable Securities may enter into understandings in writing whereby such seller of Registrable Securities will agree in advance as to the acceptability of the price or range of prices per share at which the Registrable Securities included in such registration are to be offered to the public. Furthermore, the Company shall

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establish pricing notification procedures reasonably acceptable to each such seller of Registrable Securities and shall, as promptly as practicable after learning the same from the managing underwriter, use reasonable efforts to give oral notice to each such seller of Registrable Securities of the anticipated date on which the Company expects to receive a notification from the managing underwriter (and any changes in such anticipated date) of the price per share at which the Registrable Securities included in such registration are to be offered to the public.

8.         Registration Expenses. The Company shall pay all expenses incident to its performance of or compliance with this Agreement, including, without limitation, (a) all Commission, stock exchange and National Association of Securities Dealers, Inc. registration, filing and listing fees, (b) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and disbursements of the Company’s independent public accountants and counsel and (e) all fees and expenses of any special experts retained by the Company in connection with any Demand Registration or Piggyback Registration pursuant to the terms of this Agreement, regardless of whether such registration becomes effective; provided, however, that the Company shall not pay the costs and expenses of any Holder relating to underwriters’ commissions and discounts relating to Registrable Securities to be sold by such Holder (but such costs and expenses shall be paid by the Holders on a pro rata basis), brokerage fees, transfer taxes, or the fees or expenses of any counsel, accountants or other representatives retained by the Holders, individually or in the aggregate. All of the expenses described in this Section 8 that are to be paid by the Company are herein called “Registration Expenses.”

9.         Indemnification; Contribution.

9.1.      Indemnification by the Company. The Company agrees to indemnify, to the fullest extent permitted by law, each Holder and each secured creditor referred to in Section 12.4(c)(ii) hereof (a “Secured Creditor”), each of their respective officers, directors, agents, advisors, employees and trustees, and each person, if any, who controls such Holder or Secured Creditor (within the meaning of the Securities Act), against any and all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Holder or Secured Creditor

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furnished in writing to the Company by such Holder or Secured Creditor expressly for use therein or by such Holder’s or Secured Creditor’s failure to deliver a copy of the prospectus or any supplements thereto after the Company has furnished such Holder or Secured Creditor with a sufficient number of copies of the same or by the delivery of prospectuses by such Holder or Secured Creditor after the Company notified such Holder or Secured Creditor in writing to discontinue delivery of prospectuses. The Company also shall indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

9.2.      Indemnification by Holders. In connection with any registration statement in which a Holder is participating, each such Holder shall furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers, directors and agents and each person, if any, who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission is contained in or omitted from, as the case may be, any information or affidavit with respect to such Holder so furnished in writing by such Holder specifically for use in the Registration Statement. Each Holder also shall indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company.

9.3.      Conduct of Indemnification Proceedings. Any party that proposes to assert the right to be indemnified under this Section 9 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the

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indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. If the indemnifying party assumes the defense, the indemnifying party shall have the right to settle such action without the consent of the indemnified party; provided, however, that the indemnifying party shall be required to obtain such consent (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the indemnified party or any decree or restriction on the indemnified party or its officers or directors; provided, further, that no indemnifying party, in the defense of any such action, shall, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such action. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (a) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (b) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available in the indemnifying party, (c) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (d) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such indemnified party or parties unless (a) the employment of more than one counsel has

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been authorized in writing by the indemnifying party or parties, (b) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (c) a conflict or potential conflict exists (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld).

9.4.      Contribution. If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, to the extent such indemnification is unavailable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

If indemnification is available under this Section 9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 9.1 and 9.2 without regard

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to the relative fault of said indemnifying parties or indemnified party.

10.       Participation in Underwritten Registrations. No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting agreements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

11.       Rule 144. The Company covenants that it shall use its best efforts to file the reports required to be filed by it under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder if and when the Company becomes obligated to file such reports (or, if the Company ceases to be required to file such reports, it shall, upon the request of any Holder, make publicly available other information), and it shall, if feasible, take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (ii) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

12.       Miscellaneous.

12.1.    Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

12.2.    Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of all Holders.

12.3.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or sent by certified or registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, or, if mailed, five days (or,

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in the case of express mail, one day) after the date of deposit in the United States mail, as follows:

(i)        if to the Company, to:

Simon Property Group, Inc.
Merchants Plaza
115 West Washington Street
Suite 15 East
Indianapolis, Indiana 46204
Attention:	David Simon
James M. Barkley, Esq.
Facsimile No.:	(317) 685-7221

with a copy to:

Willkie Farr & Gallagher
787 Seventh Avenue
New York, New York 10019
Attention:	Richard L. Posen, Esq.
Facsimile:	(212) 728-8111

(ii) if to any Holder, to the most current address of such Holder given by such Holder to the Company in writing.

Any party may by notice given in accordance with this Section 12.3 to the other parties designate another address or person for receipt of notice hereunder.

12.4.        Successors and Assigns.

(a)       This Agreement shall inure to the benefit of and be binding upon the Holders and their respective successors and assigns and the successors and assigns of the Company; provided, however, that, except as otherwise provided in Sections 12.4(b) and (c) hereof, no Limited Partner Holder may assign its rights hereunder to any person who is not a permitted transferee of such Holder pursuant to the terms of the Partnership Agreement; provided further, that, except as otherwise provided in Section 12.4 (b) or (c) hereof, no Holder may assign its rights hereunder to any person who does not acquire all or substantially all of such Holder’s Registrable Securities or Units, as the case may be, or, (i) in the case of the Simon Family Entities, to any person who does not acquire at least $10,000,000 worth of the Simon Family Entities’ Registrable Securities or Units and (ii) in the case of the DeBartolo Group to any person who does not acquire at least $10,000,000 worth of DeBartolo Group’s Registrable Securities or Units, (iii) in the case of State Street Bank and Trust Company (the “TREET Trustee”), not individually but solely in its capacity as trustee of the Telephone Real Estate Equity Trust (“TREET”), to any person who does not acquire at least $10,000,000 worth of TREET’s Registrable Securities, (iv) in the case of Stichting Pensioen

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fonds Voor de Gezondheid Geestelijke en Maatschappelijke Belangan (“PGGM”), to any person who does not acquire at least $10,000,000 worth of PGGM’s Registrable Securities, and (v) in the case of Kuwait Investment Authority, as agent for the government of Kuwait (“Kuwait”), to any person who does not acquire at least $10,000,000 worth of Kuwait’s Registrable Securities. Notwithstanding the foregoing, it is understood and agreed that the TREET Trustee shall have the right to assign its rights hereunder to the beneficial owners of TREET in connection with any distribution of TREET’s Registrable Securities to such beneficial owners.

(b)        Affiliates. It is understood that JCP Realty, Inc. (“JCP”) and Brandywine Realty, Inc. (“Brandywine”) are affiliates and that under the terms of the Partnership Agreement, Limited Partners have the right to assign their partnership interests, in whole or in part, to their affiliates. The provisions of this Agreement shall inure to the benefit of all such affiliates and, for all purposes of this Agreement, a party to this Agreement (other than the Company) and all of its affiliates which at the time in question are Limited Partners of the Operating Partnership shall be deemed to be one party, with the consequence that (i) they may aggregate their Units for the purpose of exercising their rights under this Agreement and (ii) to assign the benefits of this Agreement to a third party which is not an affiliate of them, except as otherwise provided with respect to the Simon Family Entities in Section 12.4(a) above, they must together assign to such third party all or substantially all of the aggregate amount of Units held by all of them.

(c)        Transfer of Exchange and Registration Rights. (i) The rights of each DeBartolo Group Holder to make a request and to cause the Company to register Registrable Securities owned by such Holder under Section 2 hereof and the right to cause the Company to include Registrable Securities in a registration for the account of the Company under Section 3 hereof (the “Rights”) may be assigned, from time to time and reassigned, in whole or in part, to a transferee or assignee receiving (except as provided in Section 12.4 (c) (ii) below) at least three percent (3%) of the outstanding shares of Common Stock or Units exchangeable into at least such number of shares of Common Stock (the “Three Percent Requirement”) in connection with a transfer or assignment of shares of Common Stock received upon exchange of Units in connection with a substantially contemporaneous resale of all such Units or Units which is not prohibited under any other agreement to which the transferor or assignor is a party or any pledge of Units or Common Stock which is not prohibited under any other agreement to which the transferor or assignor is a party, provided that (x) such transfer may otherwise be effected in accordance with applicable securities law, (y) the Company is given written notice of such assignment prior to such assignment or promptly thereafter, and (z) the transferee or assignee by written agreement acknowledges that he is bound by the terms of

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this Agreement. From and after the occurrence of any such transfer, the defined term “Holder” shall include such transferees or assignees.

(ii)       The Rights granted to each member of the DeBartolo Group hereunder may be assigned pursuant to this Section 12.4(c) to a secured creditor to whom such Holder has pledged Units (or other securities exchangeable or convertible into Registrable Securities) or Registrable Securities prior to the date hereof, which pledge shall be permitted hereunder, and the Three Percent Requirement shall not apply to any such assignment. Such rights may, to the extent provided in the pledge, security or other agreement or instrument pursuant to which such rights have been assigned and to the extent permitted by the Securities Act and the rules and regulations thereunder, be exercised by any such secured creditor even though it does not become an assignee of the pledged Units of such Holder pursuant to Section 12.4(c) (i) hereof. The Company acknowledges and consents to the pledge by each of Rues Properties LLC, Great Lakes Mall LLC, NIDC LLC, EJDC LLC and DeBartolo LLC (the “DeBartolo Pledgors”) of the rights, as described in the two preceding sentences, to Bank One, N.A., or such other institution serving as indenture trustee under the Indenture dated as of July 8, 1998 among the DeBartolo Pledgors and Bank One, N.A., as indenture trustee, as such indenture may be supplemented or amended from time to time (the “Indenture” and Bank One, N.A. or such other institution, the “Trustee”) with respect to the Units pledged to the Trustee pursuant to the Indenture, and that the Trustee shall be deemed to be a Secured Creditor as such term is used herein. Upon notice to the Company by any such secured creditor that it has become authorized to exercise such Rights, no further written instrument shall be required under this Agreement; provided that such secured creditor provides the Company at the time it exercises any rights with such indemnification and certifications as are reasonably satisfactory to the Company in form and substance as to its authorization to exercise such rights. It is further expressly understood and agreed that (i) the Company shall not be required in any way to determine the validity or sufficiency, whether in form or in substance, of any certification from a secured creditor that it is authorized to exercise Rights so transferred to it, (ii) the Company shall have no liability to any Holder for acting in accordance with any such certification and (iii) no further indemnification to the Company shall be required pursuant to this Section 12.4(c). The Company shall not be required in any way to determine the validity or sufficiency, whether in form or in substance, of any written instrument referred to in the second sentence of this Section 12.4(c) (ii), and it shall be sufficient if any writing purporting to be such an instrument is delivered to the Company and purports on its face to be correct in form and signed or otherwise executed by such Holder. The Company may continue to rely on such written instrument until such time, if any, that it receives a written instrument from the secured creditor named therein (or its successor) revoking, or

23

acknowledging the revocation or other termination of, the authority granted by such written instrument.

(iii)      The rights of each of JCP and Brandywine to make a request and cause the Company to register Registrable Securities owned by such Holder under Section 2 hereof and the right of such Holder to cause the Company to include Registrable Securities in a registration for the account of the Company under Section 3 hereof (the “JCP Rights”) may be assigned (i) to a secured creditor to whom such Holder has pledged Units or, if such Holder has not previously exercised the right provided for in the first sentence of Section 9.3 (c) of the Operating Partnership Agreement, to any Person to whom the secured creditor has transferred the pledged Units pursuant to Section 9.3 (c) of the Operating Partnership Agreement (such secured creditor or such transferee being referred to as the “Assignee”), in each case subject to the further terms and provision of this Section 12.4(c) (iii). The JCP Rights may be exercised by the Assignee after the Assignee has become a substitute Limited Partner of the Operating Partnership and only if the Assignee provides the Company at the time it exercises the JCP Rights with such indemnification and certifications as are reasonably satisfactory to the Company in form and substance as to its authorization to exercise such JCP Rights. It is further expressly understood and agreed that (i) the Company shall not be required in any way to determine the validity or sufficiency, whether in form or in substance, of any certification from the Assignee that it is authorized to exercise the JCP Rights so transferred to it, (ii) the Company shall have no liability to such Holder for acting in accordance with any such certification and (iii) except as set forth above in this paragraph, no further indemnification to the Company shall be required pursuant to this Section 12.4 (c).

12.5.    Mergers, Etc. In addition to any other restriction on mergers, consolidations and reorganizations contained in the articles of incorporation, by-laws, code of regulations or agreements of the Company, the Company covenants and agrees that it shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless all the Registrable Securities and all of the outstanding shares of Common Stock of the Company and Units are exchanged or purchased upon substantially equivalent economic terms for cash or freely marketable securities of the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in a writing to assume in full and without modification other than conforming changes necessary to reflect the new issuer of the Registrable Securities all of the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to include the securities which holders of Common Stock would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation, sale of

24

all or substantially all of its assets or business, liquidation, dissolution or reorganization.

12.6.    Intentionally Omitted.

12.7.    Intentionally Omitted.

12.8.    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12.9.    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

12.10.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.11.  Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights of the Holders shall be enforceable to the full extent permitted by law.

12.12.  Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Upon execution by any of the parties hereto, such party irrevocably waives (i) all of its rights under the Registration Rights Agreement, dated as of August 9, 1996, by and among certain of the parties hereto and/or (ii) any registration rights (including demand, piggy back and shelf registration rights) it may hold relating to the Company (including any predecessor such as Corporate Property Investors). There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

25

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SIMON PROPERTY GROUP, INC.

By:	/s/ David Simon
Name: David Simon
Title: Chief Executive Officer

MELVIN SIMON & ASSOCIATES, INC.

By:	/s/ David Simon
Name: David Simon Title: Chief Executive Officer

JCP REALTY, INC.

By:	/s/ Jack Garvey
Name: Jack Garvey Title: Executive Vice President

BRANDYWINE REALTY, INC.

By:	/s/ Jack Garvey
Name: Jack Garvey Title: Executive Vice President

/s/ Melvin Simon
MELVIN SIMON

/s/ Herbert Simon
HERBERT SIMON

26

/s/ David Simon
DAVID SIMON

/s/ Deborah J. Simon
DEBORAH J. SIMON

/s/ Cynthia A. Simon Skjodt
CYNTHIA A. SIMON SKJODT

IRWIN KATZ, as Successor Trustee Under Declaration of Trust and Trust Agreement Dated August 4, 1970

IRWIN KATZ, as Trustee of the Melvin Simon Trust No. 1, the Melvin Simon Trust No. 6, the Melvin Simon Trust No. 7 and the Herbert Simon Trust No. 3

NORTHEAST PROPERTIES, LLC

By:	/s/ Herbert Simon
Name: Herbert Simon, Member

S.F.G. COMPANY, L.L.C.

By:	MELVIN SIMON & ASSOCIATES,
INC., its manager

By:	/s/ David Simon
Name: David Simon
Title: Vice President

27

[INTENTIONALLY LEFT BLANK]

28

MELVIN SIMON, HERBERT SIMON AND
DAVID SIMON, NOT INDIVIDUALLY BUT AS
VOTING TRUSTEES UNDER THAT CERTAIN
VOTING TRUST AGREEMENT, VOTING
AGREEMENT AND PROXY DATED AS OF
DECEMBER 1, 1993, BETWEEN MELVIN
SIMON & ASSOCIATES, INC., AND MELVIN
SIMON, HERBERT SIMON AND DAVID
SIMON:

/s/ Melvin Simon
Melvin Simon

/s/ Herbert Simon
Herbert Simon

/s/ David Simon
David Simon

ESTATE OF EDWARD J. DeBARTOLO, SR.

By:	/s/ Marie Denise DeBartolo York
Name: Marie Denise DeBartolo York
Title: Co-Executor

By:	/s/ Edward J. DeBartolo, Jr.
Name: Edward J. DeBartolo, Jr.
Title: Co-Executor

/s/ Edward J. DeBartolo, Jr.

Edward J. DeBartolo, Jr.,
individually, and in his capacity
as Trustee under (1) the Lisa M.
DeBartolo Revocable Trust-successor
by assignment from Edward J.
DeBartolo Trust No. 5, (ii) the
Tiffanie L. DeBartolo Revocable
Trust-successor by assignment from
Edward J. DeBartolo Trust No. 6 and
(iii) Edward J. DeBartolo Trust No.

29

7 for the Benefit of Nicole A. DeBartolo

/s/ Cynthia R. DeBartolo
Cynthia R. DeBartolo

/s/ Marie Denise DeBartolo York

Marie Denise DeBartolo York,
individually, and in his/her
capacity as Trustee under (i)
Edward J. DeBartolo Trust No. 8 for
the benefit of John Edward York,
(ii) Edward J. DeBartolo Trust No.
9 for the benefit of Anthony John
York, (iii) Edward J. DeBartolo
Trust No. 10 for the benefit of
Mara Denise York and (iv) Edward J.
DeBartolo Trust No. 11 for the
benefit of Jenna Marie York

EJDG LLC

By:	/s/ Lynn E. Davenport
Name: Lynn E. Davenport
Title:

DeBARTOLO LLC

By:	/s/ Lynn E. Davenport
Name: Lynn E. Davenport
Title:

NIDC LLC

By:	/s/ Lynn E. Davenport
Name: Lynn E. Davenport
Title:

30

GREAT LAKES MALL LLC

By:	/s/ Lynn E. Davenport
Name: Lynn E. Davenport
Title:

RUES PROPERTIES LLC

By:	/s/ Lynn E. Davenport
Name: Lynn E. Davenport
Title:

RUES PROPERTIES INC

By:	/s/ Lynn E. Davenport
Name: Lynn E. Davenport
Title:

CHELTENHAM SHOPPING CENTER ASSOCIATES

By:	/s/ Lynn E. Davenport
Name: Lynn E. Davenport
Title:

STICHTING PENSIOENFONDS VOOR DE GEZONDHEID GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN

By:	/s/ D.J. de Beus
Name: D.J. de Beus
Title: Chairman, Board of Managing Directors

By:	/s/ E.A. Brassem
Name: E.A. Brassem
Title: Tax Adviser

31

KUWAIT FUND FOR ARAB ECONOMIC DEVELOPMENT

By:	/s/ Bader Al-Humaidhi
Name: Bader Al-Humaidhi
Title: Director-General

ARAB FUND FOR ECONOMIC AND SOCIAL DEVELOPMENT

By:	/s/ Abdlatif Al-Hamad
Name: Abdlatif Al-Hamad
Title: Chairman/D.A.

KUWAIT INVESTMENT AUTHORITY AS AGENT FOR GOVERNMENT OF KUWAIT

By:	/s/ Dr. Adnan Al-Sultan
Name: Dr. Adnan Al-Sultan
Title: Chief Investment Manager Direct Investments Dept.

STATE STREET BANK AND TRUST COMPANY, not individually but solely in its capacity as Trustee of the Telephone Real Estate Equity Trust,

By:	/s/ Kathy Rohan
Name: Kathy Rohan
Title: Vice President

32

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of                      (the “Agreement”), is by and among Simon Property Group, Inc. (the “Company”) and the persons set forth on Schedule A (the “Rights Holders”). The Rights Holders and their respective successors-in-interest and permitted assigns are hereinafter sometimes referred to as the “Holders.”

R E C I T A L S :

On September 24, 1998, the Company and certain holders of Partnership Units (as defined below in Section 11.4) (the “Priority Holders”) of Simon Property Group, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into a Registration Rights Agreement.

The Operating Partnership has issued to the Rights Holders units in the Operating Partnership consisting of common units (“‘Common Units”), 7.00% Cumulative Convertible Preferred Units (“7% Preferred Units”) and 8.00% Cumulative Redeemable Preferred Units (“8% Preferred Units” and, together with the 7% Preferred Units and New 8% Preferred Units, as defined below, the “Preferred Units”, and the Common Units, together with Preferred Units, the “Units”).

Under the Sixth Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of September 24, 1998, as amended and supplemented to date (the “Partnership Agreement”), the Holders have the right to exchange all or any portion of their 7% Preferred Units (i) at any time after [                    ], 2004 [FIFTH ANNIVERSARY OF INITIAL CLOSING DATE], for shares (“7% Preferred Shares”) of the Company’s 7.00% Cumulative Convertible Preferred Stock (the “7% Preferred Stock”), (ii) under certain circumstances after [                    ], 2004 [FIFTH ANNIVERSARY OF INITIAL CLOSING DATE], for Common Units. In addition, under certain circumstances the Holders (or the successor holders, as the case may be) may require the Operating Partnership to repurchase such Holders’ 7% Preferred Units, with the purchase price to be paid in cash and/or Common Shares (as defined below), all as set forth in the Partnership Agreement.

Under the Partnership Agreement the Holders have the right to exchange all or any portion of their 8% Preferred Units at any time after [                    ], 2004 [FIFTH ANNIVERSARY OF INITIAL CLOSING DATE], for shares (“8% Preferred Shares” and, together with the 7% Preferred Shares, “Preferred Shares”) of the Company’s 8.00% Cumulative Redeemable Preferred Stock (the “8% Preferred Stock”). At any time after [                      ], 2009 [TENTH ANNIVERSARY OF INITIAL CLOSING DATE] the Operating Partnership has the right to redeem the 8% Preferred Units with payment of a redemption price consisting (other than the portion thereof consisting of accrued and unpaid distributions, which is payable in cash) of new preferred units (“New 8% Preferred Units”) or Common Units, at the election of the Operating Partnership. In addition, under certain circumstances the Holders (or the successor holders, as the case may be) may require the

Operating Partnership to repurchase such Holders’ 8% Preferred Units, with the purchase price to be paid in cash and/or Common Shares, all as set forth in the Partnership Agreement.

Under the Partnership Agreement holders of Common Units have the right to exchange all or any portion of their Common Units for shares (“Common Shares” and together with Preferred Shares, “Shares”) of the Company’s common stock, par value $.0001 per share (which are paired with a beneficial interest in shares of common stock, par value $.0001 per share, of SPG Realty Consultants, Inc. (“SPG. Realty”)) (the “Common Stock”), or cash, at the election of the Company and SPG Realty.

Except as provided herein, any Shares issued upon such exchange of Preferred Units for Preferred Shares or Common Units for Common Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Company has agreed to provide certain registration rights with respect to the Shares held or to be held by the Holders.

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.         Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are (a) the Preferred Shares or Common Shares issued upon exchange or repurchase of the Preferred Units, (b) the Common Shares issued by the Company to the Holders upon exchange of the Common Units and (c) the Common Shares issued upon conversion of the Preferred Shares (collectively, the “Registrable Securities”) but, with respect to any particular Registrable Security, only so long as it continues to be a Registrable Security. Registrable Securities shall include any securities issued as a dividend or distribution on account of Registrable Securities or resulting from a subdivision of the outstanding shares of Registrable Securities into a greater number of shares (by reclassification, stock split or otherwise). For the purposes of this Agreement, a security that was at one time a Registrable Security shall cease to be a Registrable Security when (a) such security has been effectively registered under the Securities Act, other than pursuant to Section 4 of this Agreement, and either (i) the registration statement with respect thereto has remained continuously effective for 150 days or (ii) such security has been disposed of pursuant to such registration statement, (b) such security is sold to the public in reliance on Rule 144 (or any similar provision then in force) under the Securities Act, (c) such security has been otherwise transferred, and (i) the Company has delivered a new certificate or other evidence of ownership not bearing the legend set forth on the Shares upon the initial issuance thereof (or other legend of similar import) and (ii) in the opinion of counsel to the Company reasonably acceptable to the Holders and addressed to the Company and the holder of such security, the subsequent disposition of such security shall not require the registration or qualification under the Securities Act, or (d) such security has ceased to be outstanding.

Notwithstanding anything to the contrary herein, any Holder may exercise any of its rights hereunder prior to its receipt of Shares, provided that such Holder,

simultaneously with the delivery of any notice requesting registration hereunder, shall deliver an Exercise Notice to the Company requesting (i) exchange, or repurchase, of Units exchangeable into, or with a repurchase price equal to, such number of Shares as such Holder has requested to be registered or (ii) conversion of 7% Preferred Shares into such number of Common Shares as such Holder has requested to be registered. Any such Exercise Notice so delivered shall be (a) conditioned on the effectiveness of the requested registration in connection with which it was delivered and (b) deemed to cover only such number of Units or Preferred Shares as are exchangeable or convertible into the number of Shares actually sold pursuant to the requested registration. Any Shares to be issued in connection with any such Exercise Notice shall be issued upon the closing of the sale of such Shares pursuant to the requested registration. In the event that the Company elects to issue all cash in lieu of Shares upon the exchange of Units covered by any such Exercise Notice, the registration requested by the Holder that delivered such Exercise Notice, if a Demand Registration, shall not constitute a Demand Registration under Section 2.1 hereof.

Nothing contained herein shall create any obligation on the part of the Company to issue Shares, rather than cash, upon the exchange of any Units.

2.         Demand Registration.

2.1.      Request for Registration. At any time, each Holder may make a written request per 12-month period (specifying the intended method of disposition) for registration under the Securities Act (each, a “Demand Registration”) of all or part of such Holder’s Registrable Securities (but such part, together with the number of securities requested by other Holders to be included in such Demand Registration pursuant to this Section 2.1, shall have an estimated market value at the time of such request (based upon the then market price of a share of Common Stock of the Company) of at least $10,000,000). Notwithstanding the foregoing, the Company shall not be required to file any registration statement on behalf of any Holder within six months after the effective date of any earlier registration statement so long as the Holder requesting the Demand Registration was given a notice offering it the opportunity to sell Registrable Securities under the earlier registration statement and such Holder did not request that all of its Registrable Securities be included; provided, however, that if a Holder requested that all of its Registrable Securities be included in the earlier registration statement but not all were so included through no fault of the Holder, such Holder may, but shall not be obligated to, require the Company to file another registration statement pursuant to a Demand Registration (subject, in the event of a Demand Registration for less than all such remaining Registrable Securities, to the same $10,000,000 limitation set forth above) exercised by such Holder within six months of the effective date of such earlier registration statement. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice (the “Notice”) of such request to all other Holders and shall include in such registration all Registrable Securities that the Company has received written requests for inclusion therein within 15 days after the Notice is given (the “Requested Securities”). Thereafter, the Company may elect to include in such registration additional Shares to be issued by the Company. In such event for purposes only of Section 2.3 (other than the first sentence thereof) and not for purposes of any other provision or

Section hereof (including, without limitation, Section 3), (a) such shares to be issued by the Company in connection with a Demand Registration shall be deemed to be Registrable Securities and (b) the Company shall be deemed to be a Holder thereof. All requests made pursuant to this Section 2.1 shall specify the aggregate number of Registrable Securities to be registered.

2.2.      Effective Registration and Expenses. A registration shall not constitute a Demand Registration under Section 2.1 hereof until it has become effective. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses (as defined in Section 8) incurred in connection therewith, whether or not such Demand Registration becomes effective, unless such Demand Registration fails to become effective as a result of the fault of one or more Holders other than the Company, in which case the Company will not be required to pay the Registration Expenses incurred with respect to the offering of such Holder or Holders’ Registrable Securities. The Registration Expenses incurred with respect to the offering of such Holder or Holders’ Registrable Securities shall be the product of (a) the aggregate amount of all Registration Expenses incurred in connection with such registration and (b) the ratio that the number of such Registrable Securities bears to the total number of Registrable Securities included in the registration.

2.3.      Priority on Demand Registrations. The Holder making the Demand Registration may elect whether the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering or otherwise; provided, however, that such Holder may not elect that such offering be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. In any case in which an offering is in the form of a firm commitment underwritten offering, if the managing underwriter or underwriters of such offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Company’s common stock, the Company will include in such registration the number of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Company’s common stock. In such event, the number of Registrable Securities, if any, to be offered for the accounts of Holders (including the Holder making the Demand Registration) shall be reduced pro rata on the basis of the relative number of any Registrable Securities requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters. In the event the Holder making the Demand shall receive notice pursuant to this Section 2.3 that the amount of Registrable Securities to be offered for the account of such Holder shall be reduced, such Holder shall be entitled to withdraw the Demand by written notice to the Company within seven (7) days after receipt of such notice, with the effect that such Demand shall be deemed not to have been made.

2.4.      Selection of Underwriters. If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, the Holders, in the aggregate, that own or will own a majority of the Registrable Securities that the Company has been requested to register (including the Requested Securities but excluding any securities to be issued by the Company), shall have the right to select the investment banker or investment bankers and manager or managers that will underwrite the offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

3.         Piggyback Registration. Whenever the Company proposes to file a registration statement under the Securities Act with respect to an underwritten public offering of Common Stock by the Company for its own account or for the account of any stockholders of the Company (other than a registration statement filed pursuant to either Section 2 or 4 hereof), the Company shall give written notice (the “Offering Notice”) of such proposed filing to each of the Holders at least 30 days before the anticipated filing date. Such Offering Notice shall offer all such Holders the opportunity to register such number of Registrable Securities as each such Holder may request in writing, which request for registration (each, a “Piggyback Registration”) must be received by the Company within 15 days after the Offering Notice is given. The Company shall use all reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering, if any, to permit the holders of the Registrable Securities requested to be included in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the common stock of the Company or, if such offering is for the account of other stockholders, the common stock of such stockholders included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of a proposed underwritten offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Common Stock, the Company will include in such registration the number of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Common Stock. In such event, the number of Registrable Securities, if any, to be offered for the accounts of Holders shall be reduced pro rata on the basis of the relative number of any Registrable Securities requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters. The number of securities to be offered for the accounts of the Holders shall be reduced to zero before the number of securities to be offered for the accounts of the Priority Holders is reduced. The Company shall pay all Registration Expenses incurred in connection with any Piggyback Registration.

4.         Shelf Registration. Following the Effective Time, the Company shall use reasonable efforts to qualify for registration on Form S-3 for secondary sales. The Company agrees that, upon the request of any Holder, the Company shall promptly after receipt of such request notify each other Holder of receipt of such request and shall cause to be filed on or as soon as practicable thereafter, but not sooner than 35 days after the receipt of such notice from such Holder, a registration statement (a “Shelf Registration Statement”) on Form S-l, Form S-3 or any other appropriate form under the Securities Act for an offering to be made on a delayed or continuous basis pursuant to Rule 415 thereunder or any similar rule that may be adopted by the Securities and Exchange Commission (the “Commission”) and permitting sales in any manner not involving an underwritten public offering (and shall register or qualify the shares to be sold in such offering under such other securities or “blue sky” laws as would be required pursuant to Section 7(g) hereof) covering up to the aggregate number of (a) Shares to be issued to such Holder and all other Holders who request that the Shares to be issued to them upon the exchange or repurchase of Units held by them be included in the Shelf Registration Statement upon the exchange or repurchase of Units so that the Shares issuable upon the exchange or repurchase of such Units will be registered pursuant to the Securities Act, (b) Common Shares to be issued to such Holder and all other Holders who request that the Common Shares to be issued to them upon the conversion of 7% Preferred Shares held by them be included in the Shelf Registration Statement upon the conversion of 7% Preferred Shares so that the Common Shares issuable upon the conversion of such 7% Preferred Shares will be registered for sale by such Holders pursuant to the Securities Act and (c) Registrable Securities held by such Holders. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission within three months after the filing thereof. The Company shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective (and to register or qualify the shares to be sold in such offering under such other securities or “blue sky” laws as would be required pursuant to Section 7(g) hereof) for so long as any Holder holds any Shares or Units that may be exchanged for Shares under the Partnership Agreement or until the Company has caused to be delivered to each Holder an opinion of counsel, which counsel must be reasonably acceptable to such Holders, stating that such Shares or Shares issued upon such exchange or conversion may be sold by the Holders pursuant to Rule 144 promulgated under the Securities Act without regard to any volume limitations and that the Company has satisfied the informational requirements of Rule 144. The Company shall file any necessary listing applications or amendments to existing applications to cause the Common Shares issuable upon exchange or repurchase of Units or upon conversion of 7% Preferred Shares to be listed on the primary exchange on which the Common Stock is then listed, if any. Notwithstanding the foregoing, if the Company determines that it is necessary to amend or supplement such Shelf Registration Statement and if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be significantly disadvantageous to the Company and its stockholders for any such Shelf Registration Statement to be amended or supplemented, the Company may defer such amending or supplementing of such Shelf Registration Statement for not more than 45 days and in such event the Holders shall be required to discontinue disposition of any Registrable Securities covered by such Shelf Registration Statement during such period. Notwithstanding the foregoing, if the Company irrevocably elects prior to the filing of any Shelf Registration Statement to issue all cash in lieu of Shares upon the exchange of Units by the Holder requesting the filing of such Shelf Registration Statement, the Company shall not be obligated to file such Shelf Registration Statement.

5.         Rights of Other Stockholders. Except for the rights granted previously to the Priority Holders pursuant to the Registration Rights Agreement referred to in the first recital to this Agreement, the Company shall not grant any person (a “Subsequent Holder”), for so long as any securities convertible into or exchangeable for Registrable Securities are outstanding, any rights to have their securities included in any registration statement to be filed by the Company if such rights are greater than the rights of the Holders granted herein without extending such greater rights to the Holders. To the extent the securities of a Subsequent Holder are entitled to be included in any registration statement and the managing underwriter or underwriters believe that the number of securities proposed to be sold in such offering exceeds the number of securities that can be sold in such offering without adversely affecting the market for the Company’s common stock, the number of securities to be offered for the accounts of such Subsequent Holders shall be reduced to zero before the number of securities to be offered for the accounts of the Holders is reduced. Notwithstanding the foregoing, it is understood that in any case in which the securities to be offered for the accounts of the Holders is reduced, such securities will be reduced pro rata with any securities offered for the accounts of holders of registration rights granted pursuant to that certain Registration Rights Agreement among the Company and [JP Morgan, et. al] to be entered into in connection with the issuance of the Units to the Holders.

6.         Holdback Agreements.

6.1.      Restrictions on Public Sale by Holders of Registrable Securities. Each Holder (a) participating in an underwritten offering covered by any Demand Registration or Piggyback Registration or (b) in the event the Company is issuing shares of its capital stock to the public in an underwritten offering, agrees, if requested by the managing underwriter or underwriters for such underwritten offering, not to effect (except as part of such underwritten offering or pursuant to Article XI of the Partnership Agreement) any public sale or distribution of Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the period (a “Lock-Out Period”) commencing 14 days prior to and ending no more than 90 days subsequent to the date (an “Execution Date”) specified in the Lock-Out Notice (as defined below) as the anticipated date of the execution and delivery of the underwriting agreement (or, if later, a pricing or terms agreement signed pursuant to such underwriting agreement) to be entered into in connection with such Demand Registration or Piggyback Registration or other underwritten offering. The Execution Date shall be no fewer than 21 days subsequent to the date of delivery of written notice (a “Lock-Out Notice”) by the Company to each Holder of the anticipated execution of an underwriting agreement (or pricing or terms agreement), and the Execution Date shall be specified in the Lock-Out Notice. The Company may not deliver a Lock-Out Notice unless it is making a good faith effort to effect the offering with respect to which such Lock-Out Notice has been delivered. Notwithstanding the foregoing, the Company may not (a) establish Lock-Out Periods in effect for more than 208 days in the aggregate within any of the consecutive fifteen-month periods commencing on the date of this Agreement and (b) cause any Lock-Out Period to commence (i) during the 45-day period immediately following the expiration of any Lock-Out Period, such 45-day period to be extended by one day for each day of delay pursuant to Section 7(a); or (ii) if the Company shall have been requested to file a Registration Statement pursuant to Section 2 during such 45-day period (as extended), until the earlier of (x) the date on which all Registrable Securities thereunder shall have been sold and (y) 45 days after the effective date of such Registration Statement. Notwithstanding the foregoing, any Lock-Out Period may be shortened at the Company’s sole discretion by written notice to the Holders, and the applicable Lock-Out Period shall be deemed to have ended on the date such notice is received by the Holders. For the purposes of this Section 6.1, a Lock-Out Period shall be deemed to not have occurred, and a Lock-Out Notice shall be deemed to not have been delivered, if, within 30 days of the delivery of a Lock-Out Notice, the Company delivers a written notice (the “Revocation Notice”) to the Holders stating that the offering (the “Aborted Offering”) with respect to which such Lock-Out Notice was delivered has not been, or shall not be, consummated; provided, however, that any Lock-Out Period that the Company causes to commence within 45 days of the delivery of such Revocation Notice shall be reduced by the number of days pursuant to which the Holders were subject to restrictions on transfer pursuant to this Section 6.1 with respect to such Aborted Offering.

6.2.      Restrictions on Public Sale by the Company. If, but only if, the managing underwriter or underwriters for any underwritten offering of Registrable Securities made pursuant to a Demand Registration so request, the Company agrees not to effect any public sale or distribution of any of its securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto) during the 14 days prior to, and during the 180-day period beginning on, the effective date of such Demand Registration.

7.         Registration Procedures. Whenever the Holders have requested that any Registrable Securities be registered pursuant to Section 2, 3 or 4, the Company shall use its best efforts to effect the registration of Registrable Securities in accordance with the intended method of disposition thereof as expeditiously as practicable, and in connection with any such request, the Company shall as expeditiously as possible:

(a)       in connection with a request pursuant to Section 2, prepare and file with the Commission, not later than 40 days (or such longer period as may be required in order for the Company to comply with the provisions of Regulation S-X under the Securities Act) after receipt of a request to file a registration statement with respect to Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof and, if the offering is an underwritten offering, shall be reasonably satisfactory to the managing underwriter or underwriters, and use its best efforts to cause such registration statement to become effective; provided, however, that if the Company shall within five (5) Business Days after receipt of such request furnish to the Holders making such a request a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be significantly disadvantageous to the Company and its stockholders for such a registration statement to be filed on or before the date filing would be required, the Company shall have an additional period of not more than 45 days within which to file such registration statement (provided that only one such notice may be given during any 12 month period); and provided, further, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (a) furnish to the counsel selected by the Holder making the demand, or if no demand, then, by the Holders, in the aggregate, that own or will own a majority of the Registrable Securities covered by such registration statement, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (b) notify each seller or prospective seller of Registrable Securities of any stop order issued or threatened by the Commission or withdrawal of any state qualification and take all reasonable actions required to prevent such withdrawal or the entry of such stop order or to remove it if entered;

(b)       in connection with a registration pursuant to Section 2, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 150 days (or such shorter period that will terminate when all Registrable Securities covered by such registration statement have been sold, but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of disposition by the sellers thereof set forth in such registration statement;

(c)       notify each seller of Registrable Securities and the managing underwriter, if any, promptly, and (if requested by any such Person) confirm such advice in writing,

(i)        when the prospectus or any supplement thereto or amendment or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective,

(ii)       of any request by the Commission for amendments or post-effective amendments to the registration statement or supplements to the prospectus or for additional information,

(iii)      of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for that purpose,

(iv)      if at any time during the distribution of securities by the managing underwriter the representations and warranties of the Company to be contained in the underwriting agreement cease to be true and correct in all material respects, and

(v)       of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)       use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or any state qualification or any order preventing or suspending the use of any preliminary prospectus, and use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any state qualification or of any order preventing or suspending the use of any preliminary prospectus at the earliest possible moment;

(e)       if requested by the managing underwriter or a seller of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment to the registration statement such information as the managing underwriter or a seller of Registrable Securities reasonably request to have included therein relating to the plan of distribution with respect to the Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(f)        furnish to each seller of Registrable Securities and the managing underwriter one signed copy of the registration statement and each amendment thereto as filed with the Commission, and such number of copies of such registration statement, each amendment (including post-effective amendments) and supplement thereto (in each case including all documents incorporated by reference and all exhibits thereto whether or not incorporated by reference), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(g)       use reasonable efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller or underwriter reasonably requests in writing and to do any and all other acts and things that may be reasonably necessary or advisable to register or qualify for sale in such jurisdictions the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (a) qualify generally to do business in any jurisdiction where it is not then so qualified, (b) subject itself to taxation in any such jurisdiction, (c) consent to general service of process in any such jurisdiction or (d) provide any undertaking required by such other securities or “blue sky” laws or make any change in its charter or bylaws that the Board of Directors determines in good faith to be contrary to the best interest of the Company and its stockholders;

(h)       use reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(i)        notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and prepare and file with the Commission a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j)        enter into customary agreements (including an underwriting agreement in customary form, if the offering is an underwritten offering) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and in such connection:

(i)         make such representations and warranties to the underwriters in form, substance and scope, reasonably satisfactory to the managing underwriter, as are customarily made by issuers to underwriters in primary underwritten offerings on the form of registration statement used in such offering;

(ii)        obtain opinions and updates thereof of counsel, which counsel and opinions to the Company (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, addressed to the managing underwriter, covering the matters customarily covered in opinions requested in primary underwritten offerings on the form of registration statement used in such offering and such other matters as may be reasonably requested by the managing underwriter;

(iii)       obtain so-called “cold comfort” letters and updates thereof from the Company’s independent public accountants addressed to the managing underwriter in customary form and covering matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings and such other matters as may be reasonably requested by the managing underwriter;

(iv)      cause the underwriting agreements to set forth in full the indemnification provisions and procedures of Section 9 (or such other substantially similar provisions and procedures as the managing underwriter shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and

(v)       deliver such documents and certificates as may be reasonably requested by the Participating Holder or Holders to evidence compliance with the provisions of this Section 7(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at the effectiveness of such registration statement (when consistent with customary industry practice), each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by the sellers of Registrable Securities, all in a manner consistent with customary industry practice.

(k)       make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, the counsel referred to in clause (a) of Section 7(a) and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees and agents to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (a) the disclosure of such Records is, in the reasonable judgment of any Inspector, necessary to avoid or correct a misstatement or omission of a material fact in the registration statement or (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or governmental agency of competent jurisdiction or required (in the written opinion of counsel to such seller or underwriter, which counsel shall be reasonably acceptable to the Company) pursuant to applicable state or federal law. Each seller of Registrable Securities agrees that it will, upon learning that disclosure of such Records are sought by a court or governmental agency, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(l)        if such sale is pursuant to an under-written offering, use reasonable efforts to obtain a “cold comfort” letter and updates thereof from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the holders, in the aggregate, of a majority of the Registrable Securities being sold and the managing underwriter or underwriters reasonably request;

(m)      otherwise use reasonable efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the Commission and all applicable state securities and real estate syndication laws, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act;

(n)       use reasonable efforts to cause all Registrable Securities covered by the registration statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

(o)       cooperate with the sellers of Registrable Securities and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may reasonably request at least 2 business days prior to any sale of Registrable Securities to the underwriters;

(p)       cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter;

(q)       prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of the registration statement) provide copies of such document to the sellers of Registrable Securities, the underwriters and their respective counsel and make the Company representatives available for discussion of such document with such persons; and

(r)        participate, if so requested, in a “road show” in connection with the sale of the Registrable Securities but only to the extent reasonably requested by the managing underwriter, if such sale is pursuant to an underwritten offering.

The Company may require each seller or prospective seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and other matters as may be required to be included in the registration statement.

Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph (i) of this Section 7, such holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph (i) of this Section 7, and, if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Paragraph (b) of this Section 7) by the number of days during the period from and including the date of the giving of such notice pursuant to Paragraph (i) of this Section 7 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Paragraph (i) of this Section 7.

The Company shall keep the sellers of Registrable Securities to be offered in a given registration advised of the status of any registration in which they are participating. In addition, the Company and each such seller of Registrable Securities may enter into understandings in writing whereby such seller of Registrable Securities will agree in advance as to the acceptability of the price or range of prices per share at which the Registrable Securities included in such registration are to be offered to the public. Furthermore, the Company shall establish pricing notification procedures reasonably acceptable to each such seller of Registrable Securities and shall, as promptly as practicable after learning the same from the managing underwriter, use reasonable efforts to give oral notice to each such seller of Registrable Securities of the anticipated date on which the Company expects to receive a notification from the managing underwriter (and any changes in such anticipated date) of the price per share at which the Registrable Securities included in such registration are to be offered to the public.

8.         Registration Expenses. The Company shall pay all expenses incident to its performance of or compliance with this Agreement, including, without limitation, (a) all Commission, stock exchange and National Association of Securities Dealers, Inc. registration, filing and listing fees, (b) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and disbursements of the Company’s independent public accountants and counsel and (e) all fees and expenses of any special experts retained by the Company in connection with any Demand Registration or Piggyback Registration pursuant to the terms of this Agreement, regardless of whether such registration becomes effective; provided, however, that the Company shall not pay the costs and expenses of any Holder relating to underwriters’ commissions and discounts relating to Registrable Securities to be sold by such Holder (but such costs and expenses shall be paid by the Holders on a pro rata basis), brokerage fees, transfer taxes, or the fees or expenses of any counsel, accountants or other representatives retained by the Holders, individually or in the aggregate. All of the expenses described in this Section 8 that are to be paid by the Company are herein called “Registration Expenses.”

9.         Indemnification; Contribution.

9.1.      Indemnification by the Company. The Company agrees to indemnify, to the fullest extent permitted by law, each Holder, each Holder’s respective officers, directors, agents, advisors, employees and trustees, and each person, if any, who controls such Holder (within the meaning of the Securities Act), against any and all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the prospectus or any supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same or by the delivery of prospectuses by such Holder after the Company notified such Holder in writing to discontinue delivery of prospectuses. The Company also shall indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

9.2.      Indemnification by Holders. In connection with any registration statement in which a Holder is participating, each such Holder shall furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers, directors and agents and each person, if any, who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission is contained in or omitted from, as the case may be, any information or affidavit with respect to such Holder so furnished in writing by such Holder specifically for use in the Registration Statement. Each Holder also shall indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company.

9.3.      Conduct of Indemnification Proceedings. Any party that proposes to assert the right to be indemnified under this Section 9 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. If the indemnifying party assumes the defense, the indemnifying party shall have the right to settle such action without the consent of the indemnified party; provided, however, that the indemnifying party shall be required to obtain such consent (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the indemnified party or any decree or restriction on the indemnified party or its officers or directors; provided, further, that no indemnifying party, in the defense of any such action, shall, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such action. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (a) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (b) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available in the indemnifying party, (c) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (d) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such indemnified party or parties unless (a) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (b) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (c) a conflict or potential conflict exists (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld).

9.4.      Contribution. If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, to the extent such indemnification is unavailable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) shall be entitled to contribution from any person.

If indemnification is available under this Section 9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 9.1 and 9.2 without regard to the relative fault of said indemnifying parties or indemnified party.

10.       Participation in Underwritten Registrations. No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting agreements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

11.       Rule 144. The Company covenants that it shall use its best efforts to file the reports required to be filed by it under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder if and when the Company becomes obligated to file such reports (or, if the Company ceases to be required to file such reports, it shall, upon the request of any Holder, make publicly available other information), and it shall, if feasible, take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (ii) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

12.       Miscellaneous.

12.1.    Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

12.2.    Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of all Holders; provided that, without the consent of any Holders, the Operating Partnership may amend the provisions of this Agreement solely to include additional Holders as parties hereto as contemplated by the Contribution Agreements pursuant to which the Units were, and additional Units may be, originally issued.

12.3.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or sent by certified or registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, or, if mailed, five days (or, in the case of express mail, one day) after the date of deposit in the United States mail, as follows:

(i) if to the Company, to:

Simon Property Group, Inc.

Merchants Plaza

115 West Washington Street

Suite 15 East

Indianapolis, Indiana 46204

Attention: David Simon

James M. Barkley, Esq.

Facsimile No.: (317)685-7221

with a copy to:

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York 10019

Attention: Richard L. Posen, Esq.

Facsimile: (212)728-8111

(ii)       if to any Holder, to the most current address of such Holder given by such Holder to the Company in writing.

Any party may by notice given in accordance with this Section 12.3 to the other parties designate another address or person for receipt of notice hereunder.

12.4.    Successors and Assigns.

(a)       This Agreement shall inure to the benefit of and be binding upon the Holders and their respective successors and assigns and the successors and assigns of the Company; provided, however, that no Holder may assign its rights hereunder to any person who is not a permitted transferee of such Holder pursuant to the terms of the Partnership Agreement; provided further, that, except as otherwise provided in Section 12.4(b) hereof, no Holder may assign its rights hereunder to any person who does not acquire either (i) all or substantially all of such Holder’s Registrable Securities or Securities, as the case may be or (ii) a number of Units or Registrable Securities which as of the date the Operating Partnership issued such Units or Registrable Securities to the Holder were worth at least $10,000,000 (measured, in the case of Units or Registrable Securities issued upon conversion, exchange or redemption of other Units, by reference to the Units which were exchanged, repurchased or converted for or into such Units or Registrable Securities).

(b)       Affiliates. It is understood under the terms of the Partnership Agreement, Holders have the right to assign their partnership interests, in whole or in part, to their Affiliates (as defined in the Partnership Agreement). The provisions of this Agreement shall inure to the benefit of all such Affiliates and, for all purposes of this Agreement, a party to this Agreement (other than the Company) and all of its affiliates which at the time in question are Limited Partners of the Operating Partnership shall be deemed to be one party, with the consequence that (i) they may aggregate their Units for the purpose of exercising their rights under this Agreement and (ii) to assign the benefits of this Agreement to a third party which is not an Affiliate of them, they must together assign to such third party all or substantially all of the aggregate amount of Units held by all of them.

12.5.    Mergers, Etc. In addition to any other restriction on mergers, consolidations and reorganizations contained in the articles of incorporation, by-laws, code of regulations or agreements of the Company, the Company covenants and agrees that it shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless all the Registrable Securities and all of the outstanding shares of Common Stock of the Company and Units are exchanged or purchased upon substantially equivalent economic terms for cash or freely marketable securities of the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in a writing to assume in full and without modification other than conforming changes necessary to reflect the new issuer of the Registrable Securities all of the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to include the securities which holders of Common Stock would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation, sale of all or substantially all of its assets or business, liquidation, dissolution or reorganization.

12.6.    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12.7.    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

12.8.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.9.    Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights of the Holders shall be enforceable to the full extent permitted by law.

12.10.  Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

COMPANY:

SIMON PROPERTY GROUP, INC.

By:
Name: Title: Hereunto duly authorized

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[Signature Page to Registration Rights Agreement]

HOLDERS:

APPLE BLOSSOM MALL LLC, a Delaware limited liability company

By:
Stephen R. Karp, its Manager
Hereunto duly authorized

ATRIUM ASSOCIATES JOINT VENTURE, a
Massachusetts general partnership

By:	CHESTNUT HILL ATRIUM LIMITED
PARTNERSHIP, a Delaware limited
partnership, its General Partner

By: KARP ATRIUM, INC., a Delaware
corporation, its General Partner

By:
Stephen R. Karp
Its Chairman and Chief Executive Officer
Hereunto duly authorized

CAPE COD MALL LLC, a Massachusetts limited
liability company

By:	ALL CAPE CENTER LLC, a Massachusetts
limited liability company, its Manager

By:
Stephen R. Karp, its Manager
Hereunto duly authorized

[Signatures continue on next page]

[Signature Page to Registration Rights Agreement]

GREENDALE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:
Stephen R. Karp, its General Partner Hereunto duly authorized

[Signatures continue on next page]

[Signature Page to Registration Rights Agreement]

Stephen R. Karp

FISCHMAN MNH PARTNERS, a Massachusetts general partnership

By:
Steven S. Fischman Its general partner Hereunto duly authorized

THE WILLIAM A. DEDRICK REVOCABLE TRUST OF 1992

By:
William A. Dedrick, as Trustee

MANCHESTER SPE CORPORATION, a New Hampshire corporation

By:
Steven S. Fischman, its President Hereunto duly authorized

STEPHEN R. KARP 1999 TRUST – VI u/d/t dated as of January 4, 1999

By:
Stephen R. Karp, as Trustee and not individually

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[Signature Page to Registration Rights Agreement]

STEPHEN R. KARP 1999 TRUST – X u/d/t dated as of January 4, 1999

By:
Stephen R. Karp, as Trustee and not individually

Steven S. Fischman

THE STEVEN S. FISCHMAN 1992 NSM TRUST

By:
Stephen R. Karp, as Trustee and not individually

By:
Alan W. Rottenberg, as Trustee and not individually

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[Signature Page to Registration Rights Agreement]

Dawn K. Neher

SQUARE ONE MALL LIMITED PARTNERSHIP, a Delaware limited partnership

By:	NED Square One Limited Partnership, a Delaware limited partnership, its general partner

	By:	NED Square One, Inc., a Delaware corporation, its general partner

By:
Steven S. Fischman, Its President Hereunto duly authorized

SCHEDULE A

Rights Holders

Apple Blossom Mall LLC

c/o New England Development

One Wells Avenue

Newton, MA 02459

Attn: Steven S. Fischman

Atrium Associates Joint Venture

c/o New England Development

One Wells Avenue

Newton, MA 02459

Attn: Steven S. Fischman

Cape Cod Mall LLC

c/o New England Development

One Wells Avenue

Newton, MA 02459

Attn: Steven S. Fischman

Greendale Associates Limited Partnership

c/o New England Development

One Wells Avenue

Newton, MA 02459

Attn: Steven S. Fischman

Stephen R. Karp

c/o New England Development

One Wells Avenue

Newton, MA 02459

Fischman MNH Partners

c/o Steven S. Fischman

c/o New England Development

One Wells Avenue

Newton, MA 02459

The William A. Dedrick Revocable Trust of 1992

c/o William A. Dedrick, Trustee

33 Riverfront Drive

Manchester, NH 03102

A-1

Manchester SPE Corporation

c/o New England Development

One Wells Avenue

Newton, MA 02459

Stephen R. Karp 1999 Trust – VI u/d/t dated as of January 4, 1999

c/o Stephen R. Karp

New England Development

One Wells Avenue

Newton, MA 02459

Stephen R. Karp 1999 Trust – X u/d/t dated as of January 4, 1999

c/o Stephen R. Karp

New England Development

One Wells Avenue

Newton, MA 02459

Steven S. Fischman

c/o New England Development

One Wells Avenue

Newton, MA 02459

The Steven S. Fischman 1992 NSM Trust

c/o Steven S. Fischman

New England Development

One Wells Avenue

Newton, MA 02459

Dawn K. Neher

c/o New England Development

One Wells Avenue

Newton, MA 02459

Square One Mall Limited Partnership

c/o New England Development

One Wells Avenue

Newton, MA 02459

Attn: Steven S. Fischman

A-2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of August       , 1999 (the “Agreement”), is by and among Simon Property Group, Inc. (the “Company”) and the persons set forth on Schedule A (the “Rights Holders”). The Rights Holders and their respective successors-in-interest and permitted assigns are hereinafter sometimes referred to as the “Holders.”

R  E  C  I  T  A  L  S:

On September 24, 1998, the Company and certain holders of partnership units (the “Priority Holders”) of Simon Property Group, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into a Registration Rights Agreement.

Concurrent with the execution hereof, Teachers Mayflower, LLC, Mayflower Member LLC, New York State Teachers’ Retirement System and SPG Mayflower, LLC entered into that certain Limited Liability Company Agreement of Mayflower Realty LLC (the “Mayflower Agreement”).

Pursuant to the Mayflower Agreement, the Company has agreed to grant to the Holders registration rights with respect to shares (“Shares”) of the Company’s common stock, par value $.0001 per share (which are paired with a beneficial interest in shares of common stock, par value $.0001 per share, of SPG Realty Consultants, Inc.), that may be issued to the Holders pursuant to Sections 8.4 or 8.6 of the Mayflower Agreement.

Except as provided herein, any Shares issued as aforesaid will not be registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Company has agreed to provide certain registration rights with respect to the Shares held or to be held by the Holders.

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.         Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Shares that may be issued to the Holders pursuant to Sections 8.4 or 8.6 of the Mayflower Agreement (collectively, the “Registrable Securities”) but, with respect to any particular Registrable Security, only so long as it continues to be a Registrable Security. Registrable Securities shall include any securities issued as a dividend or distribution on account of Registrable Securities or resulting from a subdivision of the outstanding shares of Registrable Securities into a greater number of shares (by reclassification, stock split or otherwise). For the purposes of this Agreement, a security that was at one time a Registrable Security shall cease to be a Registrable Security when (a) such security has been effectively registered under the Securities Act, other than pursuant to Section 4 of this Agreement, and either (i) the registration statement with respect thereto has remained continuously effective for 150 days or (ii) such security has been disposed of pursuant to such registration statement, (b) such security is sold to the public in reliance on Rule 144 (or any similar provision then in force) under the Securities Act, (c) such security has been otherwise transferred, and (i) the Company has delivered a new certificate or other evidence of ownership not bearing the legend set forth on the Shares upon the initial issuance thereof (or other legend of similar import) and (ii) in the opinion of counsel to the Company reasonably acceptable to the Holders and addressed to the Company and the holder of such security, the subsequent disposition of such security shall not require the registration or qualification under the Securities Act, or (d) such security has ceased to be outstanding.

2.         Demand Registration.

2.1.      Request for Registration. At any time, each Holder may make a written request per 12-month period (specifying the intended method of disposition) for registration under the Securities Act (each, a “Demand Registration”) of all or part of such Holder’s Registrable Securities (if less than all, then such part, together with the number of securities requested by other Holders to be included in such Demand Registration pursuant to this Section 2.1, shall have an estimated market value at the time of such request (based upon the then market price of a share of common stock of the Company) of at least $10,000,000) or, subject to such $10,000,000 limitation, any Registrable Securities which SPG Mayflower LLC has elected to pay to such Holder under Section 8.4 or 8.6 of the Mayflower Agreement. Notwithstanding the foregoing, the Company shall not be required to file any registration statement on behalf of any Holder within six months after the effective date of any earlier registration statement so long as the Holder requesting the Demand Registration was given a notice offering it the opportunity to sell Registrable Securities under the earlier registration statement and such Holder did not request that all of its Registrable Securities be included; provided, however, that if a Holder requested that all of its Registrable Securities be included in the earlier registration statement but not all were so included through no fault of the Holder, such Holder may, but shall not be obligated to, require the Company to file another registration statement pursuant to a Demand Registration (subject, in the event of a Demand Registration for less than all of such Holder’s remaining Registrable Securities, to the same $10,000,000 limitation set forth above) exercised by such Holder within six months of the effective date of such earlier

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registration statement. Within ten days after receipt of a request for a Demand Registration from any Holder or any Priority Holder, the Company shall give written notice (the “Notice”) of such request to all other Holders and shall include in such registration all Registrable Securities that the Company has received written requests for inclusion therein within 15 days after the Notice is given (the “Requested Securities”). Thereafter, the Company may elect to include in such registration additional Shares to be issued by the Company. In such event for purposes only of Section 2.3 (other than the first sentence thereof) and not for purposes of any other provision or Section hereof (including, without limitation, Section 3), (a) such shares to be issued by the Company in connection with a Demand Registration shall be deemed to be Registrable Securities and (b) the Company shall be deemed to be a Holder thereof. All requests made pursuant to this Section 2.1 shall specify the aggregate number of Registrable Securities to be registered.

2.2.      Effective Registration and Expenses. A registration shall not constitute a Demand Registration under Section 2.1 hereof until it has become effective. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses (as defined in Section 8) incurred in connection therewith, whether or not such Demand Registration becomes effective, unless such Demand Registration fails to become effective as a result of the fault of one or more Holders other than the Company, in which case the Company will not be required to pay the Registration Expenses incurred with respect to the offering of such Holder or Holders’ Registrable Securities. The Registration Expenses incurred with respect to the offering of such Holder or Holders’ Registrable Securities shall be the product of (a) the aggregate amount of all Registration Expenses incurred in connection with such registration and (b) the ratio that the number of such Registrable Securities bears to the total number of Registrable Securities included in the registration.

2.3.      Priority on Demand Registrations. The Holder making the Demand Registration may elect whether the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering or otherwise; provided, however, that such Holder may not elect that such offering be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. In any case in which an offering is in the form of a firm commitment underwritten offering, if the managing underwriter or underwriters of such offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Company’s common stock, the Company will include in such registration the number of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely

3

affecting the market for the Company’s common stock. In such event, the number of Registrable Securities, if any, to be offered for the accounts of Holders (including the Holder making the Demand Registration) shall be reduced pro rata on the basis of the relative number of any Registrable Securities requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters. In the event the Holder making the Demand shall receive notice pursuant to this Section 2.3 that the amount of Registrable Securities to be offered for the account of such Holder shall be reduced, such Holder shall be entitled to withdraw the Demand by written notice to the Company within seven (7) days after receipt of such notice, with the effect that such Demand shall be deemed not to have been made.

2.4.      Selection of Underwriters. If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, the Holders, in the aggregate, that own or will own a majority of the Registrable Securities that the Company has been requested to register (including the Requested Securities but excluding any securities to be issued by the Company), shall have the right to select the investment banker or investment bankers and manager or managers that will underwrite the offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

3.         Piggyback Registration. Whenever the Company proposes to file a registration statement under the Securities Act with respect to an underwritten public offering of common stock by the Company for its own account or for the account of any stockholders of the Company (other than a registration statement filed pursuant to either Section 2 or 4 hereof), the Company shall give written notice (the “Offering Notice”) of such proposed filing to each of the Holders at least 30 days before the anticipated filing date. Such Offering Notice shall offer all such Holders the opportunity to register such number of Registrable Securities as each such Holder may request in writing, which request for registration (each, a “Piggyback Registration”) must be received by the Company within 15 days after the Offering Notice is given. The Company shall use all reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering, if any, to permit the holders of the Registrable Securities requested to be included in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the common stock of the Company or, if such offering is for the account of other stockholders, the common stock of such stockholders included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of a proposed underwritten offering advise the Company in writing that in its or their opinion the number of Registrable Securities

4

proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Company’s common stock, the Company will include in such registration the number of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Company’s common stock. In such event, the number of Registrable Securities, if any, to be offered for the accounts of Holders shall be reduced pro rata on the basis of the relative number of any Registrable Securities requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters. The number of securities to be offered for the accounts of the Holders shall be reduced to zero before the number of securities to be offered for the accounts of the Priority Holders is reduced. The Company shall pay all Registration Expenses incurred in connection with any Piggyback Registration.

4.         Shelf Registration. The Company agrees that, upon the request of any Holder, the Company shall promptly after receipt of such request notify each other Holder of receipt of such request and shall cause to be filed on or as soon as practicable thereafter, but not sooner than 35 days nor later than 60 days after the receipt of such notice from such Holder, a registration statement (a “Shelf Registration Statement”) on Form S-1, Form S-3 or any other appropriate form under the Securities Act for an offering to be made on a delayed or continuous basis pursuant to Rule 415 thereunder or any similar rule that may be adopted by the Securities and Exchange Commission (the “Commission”) and permitting sales in any manner not involving an underwritten public offering (and shall register or qualify the shares to be sold in such offering under such other securities or “blue sky” laws as would be required pursuant to Section 7(g) hereof) covering up to the aggregate number of Registrable Securities held by such Holders or to be issued to such Holders pursuant to Sections 8.4 or 8.6 of the Mayflower Agreement. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission promptly and in any event within three months after the filing thereof. The Company shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective (and to register or qualify the shares to be sold in such offering under such other securities or “blue sky” laws as would be required pursuant to Section 7(g) hereof) for so long as any Holder holds any Shares or until the Company has caused to be delivered to each Holder an opinion of counsel, which counsel must be reasonably acceptable to such Holders, stating that such Shares may be sold by the Holders pursuant to Rule 144 promulgated under the Securities Act without regard to any volume limitations and that the Company has satisfied the informational requirements of Rule 144. The Company shall file any necessary listing applications or amendments to existing applications to cause the

5

Shares to be listed on the primary exchange on which the Company’s common stock is then listed, if any. Notwithstanding the foregoing, if the Company determines that it is necessary to amend or supplement such Shelf Registration Statement and if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be significantly disadvantageous to the Company and its stockholders for any such Shelf Registration Statement to be amended or supplemented, the Company may defer such amending or supplementing of such Shelf Registration Statement for not more than 45 days and in such event the Holders shall be required to discontinue disposition of any Registrable Securities covered by such Shelf Registration Statement during such period.

5.         Rights of Other Stockholders. Except for the rights granted previously to the Priority Holders pursuant to the registration rights agreement referred to in the first recital to this Agreement, the Company shall not grant any person (a “Subsequent Holder”), for so long as any securities convertible into or exchangeable for Registrable Securities are outstanding, any rights to have their securities included in any registration statement to be filed by the Company if such rights are greater than the rights of the Holders granted herein without extending such greater rights to the Holders. To the extent the securities of a Subsequent Holder are entitled to be included in any registration statement and the managing underwriter or underwriters believe that the number of securities proposed to be sold in such offering exceeds the number of securities that can be sold in such offering without adversely affecting the market for the Company’s common stock, the number of securities to be offered for the accounts of such Subsequent Holders shall be reduced to zero before the number of securities to be offered for the accounts of the Holders is reduced. Notwithstanding the foregoing, it is understood that in any case in which the securities to be offered for the accounts of the Holders is reduced, such securities will be reduced pro rata with any securities offered for the accounts of holders of registration rights granted pursuant to that certain Registration Rights Agreement among the Company and [Karp, et. al] to be entered into in connection with execution and delivery of the Mayflower Agreement.

6.         Holdback Agreements.

6.1.      Restrictions on Public Sale by Holders of Registrable Securities. Each Holder (a) participating in an underwritten offering covered by any Demand Registration or Piggyback Registration or (b) in the event the Company is issuing shares of its capital stock to the public in an underwritten offering, agrees, if requested by the managing underwriter or underwriters for such underwritten offering, not to effect (except as part of such underwritten offering) any public sale or distribution of Registrable Securities or any securities

6

convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the period (a “Lock-Out Period”) commencing no more than 14 days prior to and ending no more than 90 days subsequent to the date (an “Execution Date”) specified in the Lock-Out Notice (as defined below) as the anticipated date of the execution and delivery of the underwriting agreement (or, if later, a pricing or terms agreement signed pursuant to such underwriting agreement) to be entered into in connection with such Demand Registration or Piggyback Registration or other underwritten offering. The Execution Date shall be no fewer than 21 days subsequent to the date of delivery of written notice (a “Lock-Out Notice”) by the Company to each Holder of the anticipated execution of an underwriting agreement (or pricing or terms agreement), and the Execution Date shall be specified in the Lock-Out Notice. The Company may not deliver a Lock-Out Notice unless it is making a good faith effort to effect the offering with respect to which such Lock-Out Notice has been delivered. Notwithstanding the foregoing, the Company may not (a) establish Lock-Out Periods in effect for more than 208 days in the aggregate within any of the consecutive fifteen-month periods commencing on the date of this Agreement and (b) cause any Lock-Out Period to commence (i) during the 45-day period immediately following the expiration of any Lock-Out Period, such 45-day period to be extended by one day for each day of delay pursuant to Section 7(a); or (ii) if the Company shall have been requested to file a registration statement pursuant to Section 2 during such 45-day period (as extended), until the earlier of (x) the date on which all Registrable Securities thereunder shall have been sold and (y) 45 days after the effective date of such registration statement. Notwithstanding the foregoing, any Lockout Period may be shortened at the Company’s sole discretion by-written notice to the Holders, and the applicable Lock-Out Period shall be deemed to have ended on the date such notice is received by the Holders. For the purposes of this Section 6.1, a Lock-Out Period shall be deemed to not have occurred, and a Lock-Out Notice shall be deemed to not have been delivered, if, within 30 days of the delivery of a Lock-Out Notice, the Company delivers a written notice (the “Revocation Notice”) to the Holders stating that the offering (the “Aborted Offering”) with respect to which such Lock-Out Notice was delivered has not been, or shall not be, consummated; provided, however, that any Lock-Out Period that the Company causes to commence within 45 days of the delivery of such Revocation Notice shall be reduced by the number of days pursuant to which the Holders were subject to restrictions on transfer pursuant to this Section 6.1 with respect to such Aborted Offering.

6.2.      Restrictions on Public Sale by the Company. If, but only if, the managing underwriter or underwriters for any underwritten offering of Registrable Securities made pursuant to a Demand Registration so request, the Company agrees not to effect any public sale or distribution of any of its securities

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similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto) during the 14 days prior to, and during the 180-day period beginning on, the effective date of the registration statement filed pursuant to such Demand Registration.

7.         Registration Procedures. Whenever the Holders have requested that any Registrable Securities be registered pursuant to Sections 2, 3 or 4, the Company shall use its best efforts to effect the registration of Registrable Securities in accordance with the intended method of disposition thereof as expeditiously as practicable, and in connection with any such request, the Company shall as expeditiously as possible:

(a)       in connection with a request pursuant to Section 2, prepare and file with the Commission, not later than 40 days (or such longer period as may be required in order for the Company to comply with the provisions of Regulation S-X under the Securities Act) after receipt of a request to file a registration statement with respect to Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof and, if the offering is an underwritten offering, shall be reasonably satisfactory to the managing underwriter or underwriters, and use its best efforts to cause such registration statement to become effective; provided, however, that if the Company shall within five (5) business days after receipt of such request furnish to the Holders making such a request a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be significantly disadvantageous to the Company and its stockholders for such a registration statement to be filed on or before the date filing would be required, the Company shall have an additional period of not more than 45 days within which to file such registration statement (provided that only one such notice may be given during any 12 month period); and provided, further, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (a) furnish to the counsel selected by the Holder making the demand, or if no demand, then, by the Holders, in the aggregate, that own or will own a majority of the Registrable Securities covered by such registration statement, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (b) notify each seller or prospective seller of Registrable Securities of any stop order issued or threatened by the Commission or withdrawal of any state qualification and take all reasonable actions required to prevent such withdrawal or the entry of such stop order or to remove it if entered;

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(b)       in connection with a registration pursuant to Section 2, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 150 days (or such shorter period that will terminate when all Registrable Securities covered by such registration statement have been sold, but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of disposition by the sellers thereof set forth in such registration statement;

(c)       notify each seller of Registrable Securities and any managing underwriter, if any, promptly, and (if requested by any such person) confirm such advice in writing,

(i)         when the prospectus or any supplement thereto or amendment or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective,

(ii)        of any request by the Commission for amendments or post-effective amendments to the registration statement or supplements to the prospectus or for additional information,

(iii)       of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for that purpose,

(iv)      if at any time during an underwritten distribution of securities any of the representations and warranties of the Company to be contained in the underwriting agreement cease to be true and correct in all material respects, and

(v)       of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)       use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or any state qualification or any order preventing or suspending the use of any preliminary prospectus, and use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any

9

state qualification or of any order preventing or suspending the use of any preliminary prospectus at the earliest possible moment;

(e)       if requested by a managing underwriter or a seller of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment to the registration statement such information as the managing underwriter or the seller of Registrable Securities reasonably request to have included therein relating to the plan of distribution with respect to the Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(f)        furnish to each seller of Registrable Securities and any managing underwriter one signed copy of the registration statement and each amendment thereto as filed with the Commission, and such number of copies of such registration statement, each amendment (including post-effective amendments) and supplement thereto (in each case including all documents incorporated by reference and all exhibits thereto whether or not incorporated by reference), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(g)       use reasonable efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller or underwriter reasonably requests in writing and to do any and all other acts and things that may be reasonably necessary or advisable to register or qualify for sale in such jurisdictions the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (a) qualify generally to do business in any jurisdiction where it is not then so qualified, (b) subject itself to taxation in any such jurisdiction, (c) consent to general service of process in any such jurisdiction or (d) provide any undertaking required by such other securities or “blue sky” laws or make any change in its charter or bylaws that the Board of Directors determines in good faith to be contrary to the best interest of the Company and its stockholders;

(h)       use reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental

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agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(i)        notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and prepare and file with the Commission a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j)        enter into customary agreements (including an underwriting agreement in customary form, if the offering is an underwritten offering) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and in such connection:

(i)         make such representations and warranties to the underwriters and the Holder or Holders participating in such offering (but only if requested by the participating Holder or Holders) in form, substance and scope, reasonably satisfactory to the managing underwriter, as are customarily made by issuers to underwriters in primary underwritten offerings on the form of registration statement used in such offering;

(ii)        obtain opinions and updates thereof of counsel, which counsel and opinions to the Company (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter and the Holder or Holders participating in such offering, addressed to the managing underwriter and the Holder or Holders participating in such offering (but only if requested by the participating Holder or Holders), covering the matters customarily covered in opinions requested in primary underwritten offerings on the form of registration statement used in such offering and such other matters as may be reasonably requested by the managing underwriter and the Holder or Holders participating in such offering;

(iii)       obtain so-called “cold comfort” letters and updates thereof from the Company’s independent public accountants addressed to the managing underwriter and

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the Holder or Holders participating in such offering (but only if requested by the participating Holder or Holders), in customary form and covering matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings and such other matters as may be reasonably requested by the managing underwriter;

(iv)      cause the underwriting agreements to set forth in full the indemnification provisions and procedures of Section 9 (or such other substantially similar provisions and procedures as the managing underwriter shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and

(v)       deliver such documents and certificates as may be reasonably requested by the Holder or Holders participating in such offering to evidence compliance with the provisions of this Section 7(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at the effectiveness of such registration statement (when consistent with customary industry practice), at each closing under any underwriting or similar agreement as and to the extent required thereunder, and from time to time as may reasonably be requested by the sellers of Registrable Securities, all in a manner consistent with customary industry practice.

(k)          make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, the counsel referred to in clause (a) of Section 7(a) and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees and agents to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (a) the disclosure of such Records is, in the reasonable judgment of any Inspector, necessary to avoid or correct a misstatement or omission of a material fact in the registration statement or (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or governmental agency of competent jurisdiction or required (in the written opinion of counsel to such seller or underwriter, which counsel shall be reasonably acceptable to the Company) pursuant to applicable state or federal law. Each seller of Registrable

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Securities agrees that it will, upon learning that disclosure of such Records are sought by a court or governmental agency, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(l)        if such sale is pursuant to an under-written offering, use reasonable efforts to obtain a “cold comfort” letter and updates thereof from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the holders, in the aggregate, of a majority of the Registrable Securities being sold and the managing underwriter or underwriters reasonably request;

(m)      otherwise use reasonable efforts to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), all applicable rules and regulations of the Commission and all applicable state securities and real estate syndication laws, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act;

(n)       use reasonable efforts to cause all Registrable Securities covered by the registration statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

(o)       cooperate with the sellers of Registrable Securities and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may reasonably request at least 2 business days prior to any sale of Registrable Securities to the underwriters;

(p)       cooperate and assist in any filings required to be made with any “self-regulatory organization” (as defined in Section 3(a)(26) of the Exchange Act)(“SRO”) and in the performance of any due diligence investigation by any underwriter;

(q)       prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of the registration statement) provide copies of such document to the sellers of Registrable Securities, the underwriters and their respective counsel and make Company representatives available for discussion of such document with such persons; and

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(r)        participate, if so requested, in a “road show” in connection with the sale of the Registrable Securities but only to the extent reasonably requested by the managing underwriter, if such sale is pursuant to an underwritten offering.

The Company may require each seller or prospective seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and other matters as may be required to be included in the registration statement.

Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph (i) of this Section 7, such holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph (i) of this Section 7, and, if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Paragraph (b) of this Section 7) by the number of days during the period from and including the date of the giving of such notice pursuant to Paragraph (i) of this Section 7 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Paragraph (i) of this Section 7.

The Company shall keep the sellers of Registrable Securities to be offered pursuant to a given registration statement advised of the status of any registration in which they are participating. In addition, the Company and each such seller of Registrable Securities may enter into understandings in writing whereby such seller of Registrable Securities will agree in advance as to the acceptability of the price or range of prices per share at which the Registrable Securities included in such registration are to be offered to the public. Furthermore, the Company shall establish pricing notification procedures reasonably acceptable to each such seller of Registrable Securities and shall, as promptly as practicable after learning the same from the managing underwriter, use reasonable efforts to give oral notice to each such seller of Registrable Securities of the anticipated date on which the Company expects to receive a notification from the managing underwriter (and any changes in such anticipated date) of the price per share at which the

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Registrable Securities included in such registration are to be offered to the public.

8.         Registration Expenses. The Company shall pay all expenses incident to its performance of or compliance with this Agreement, including, without limitation, (a) all Commission, stock exchange and SRO registration, filing and listing fees, (b) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and disbursements of the Company’s independent public accountants and counsel and (e) all fees and expenses of any special experts retained by the Company in connection with any Demand Registration or Piggyback Registration pursuant to the terms of this Agreement, regardless of whether such registration becomes effective; provided, however, that the Company shall not pay the costs and expenses of any Holder relating to underwriters’ commissions and discounts relating to Registrable Securities to be sold by such Holder (but such costs and expenses shall be paid by the Holders on a pro rata basis), brokerage fees, transfer taxes, or the fees or expenses of any counsel, accountants or other representatives retained by the Holders, individually or in the aggregate. All of the expenses described in this Section 8 that are to be paid by the Company are herein called “Registration Expenses.”

9.         Indemnification; Contribution.

9.1.      Indemnification by the Company.  The Company agrees to indemnify, to the fullest extent permitted by law, each Holder, each Holder’s respective officers, directors, agents, advisors, employees and trustees, and each person, if any, who controls such Holder (within the meaning of the Securities Act), against any and all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the prospectus or any supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same or by the delivery of prospectuses by such Holder after the Company notified such Holder in writing to discontinue delivery of prospectuses. The Company also shall indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities

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Act) to the same extent as provided above with respect to the indemnification of the Holders.

9.2.      Indemnification by Holders. In connection with any registration statement in which a Holder is participating, each such Holder shall furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers, directors and agents and each person, if any, who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission is contained in or omitted from, as the case may be, any information or affidavit with respect to such Holder so furnished in writing by such Holder specifically for use in the Registration Statement. Each Holder also shall indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company.

9.3.      Conduct of Indemnification Proceedings. Any party that proposes to assert the right to be indemnified under this Section 9 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will

16

not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. If the indemnifying party assumes the defense, the indemnifying party shall have the right to settle such action without the consent of the indemnified party; provided, however, that the indemnifying party shall be required to obtain such consent (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the indemnified party or any decree or restriction on the indemnified party or its officers or directors; provided, further, that no indemnifying party, in the defense of any such action, shall, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such action. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (a) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (b) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available in the indemnifying party, (c) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (d) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time employed by all such indemnified party or parties unless (a) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (b) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (c) a conflict or potential conflict exists (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. An indemnifying party will not be liable for any settlement of any action or claim

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effected without its written consent (which consent shall not be unreasonably withheld).

9.4.      Contribution. If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, to the extent such indemnification is unavailable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f)(1) of the Securities Act) shall be entitled to contribution from any person.

If indemnification is available under this Section 9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 9.1 and 9.2 without regard to the relative fault of said indemnifying parties or indemnified party.

10.       Participation in Underwritten Registrations. No person may participate in any underwritten offering pursuant to a registration hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting agreements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

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11.       Rule 144. The Company covenants that it shall use its best efforts to file the reports required to be filed by it under the Exchange Act, and the rules and regulations of the Commission thereunder if and when the Company becomes obligated to file such reports (or, if the Company ceases to be required to file such reports, it shall, upon the request of any Holder, make publicly available other information), and it shall, if feasible, take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (ii) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

12.       Miscellaneous.

12.1.    Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

12.2.    Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of all Holders.

12.3.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or sent by certified or registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, or, if mailed, five days (or, in the case of express mail, one day) after the date of deposit in the United States mail, as follows:

(i) if to the Company, to:

Simon Property Group, Inc.

Merchants Plaza

115 West Washington Street

Suite 15 East

Indianapolis, Indiana 46204

Attention: David Simon

James M. Barkley, Esq.

Facsimile No.: (317) 685-7221

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with a copy to:

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York 10019

Attention: Richard L. Posen, Esq.

Facsimile: (212) 728-8111

(ii)       if to any Holder, to the address of such Holder for notices set forth in Section 11.3 of the Mayflower Agreement, or such other address given by such Holder to the Company in writing.

Any party may by notice given in accordance with this Section 12.3 to the other parties designate another address or person for receipt of notice hereunder.

12.4.    Successors and Assigns.

(a)       This Agreement shall inure to the benefit of and be binding upon the Holders and their respective successors and assigns and the successors and assigns of the Company; provided, however, that, except as otherwise provided in Section 12.4(b) hereof, no Holder may assign its rights hereunder to any person who does not acquire either (i) all or substantially all of such Holder’s Registrable Securities or (ii) an amount of Registrable Securities worth at least $10,000,000.

(b)       Affiliates. Each Holder may assign its rights hereunder to any Affiliate who acquires Registrable Securities from such Holder. For purposes of the foregoing, “Affiliate” means any person or entity which, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Holder, and “Control” shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over a limited liability company or any other entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any person having the right to select or remove any such trustee shall be deemed to have control of such trust.

12.5.    Mergers, Etc. In addition to any other restriction on mergers, consolidations and reorganizations contained in the articles of incorporation, by-laws, code of regulations or agreements of the Company, the Company covenants and agrees that it shall not, directly or indirectly, enter into

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any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in a writing to assume in full and without modification other than conforming changes necessary to reflect the new issuer of the Registrable Securities all of the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to include the securities which holders of the Company’s common stock would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation, sale of all or substantially all of its assets or business, liquidation, dissolution or reorganization.

12.6.    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12.7.    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

12.8.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.9.    Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights of the Holders shall be enforceable to the full extent permitted by law.

12.10.  Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SIMON PROPERTY GROUP, INC.

By:
Name:
Title:

22

MAYFLOWER MEMBER LLC, A Delaware limited liability company

By:	COMMINGLED PENSION TRUST FUND (STRATEGIC PROPERTY) OF MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By:	MORGAN GUARANTY TRUST COMPANY OF NEW YORK, its Trustee

By
Peter J. Nicoletti
Vice President

By:
Frederick N. Sheppard
Vice President

23

NEW YORK STATE TEACHERS’ RETIREMENT
SYSTEM, a public pension system created
and existing pursuant to Article 11 of
the Education Law of the State of New
York and having powers and privileges of
a corporation pursuant to Section 502
thereof

By:
James D. Campbell
Real Estate Investment Officer

By:
Name:
Title:

24

TEACHERS MAYFLOWER, LLC

By:	TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA, its sole member

By:
Name:
Title:

25

EXHIBIT F – FORM OF EXERCISE OF NOTICE

FORM OF EXERCISE NOTICE

[Limited Partner], as of [date of exercise], hereby irrevocably (except as set forth in the Agreement referred to below) elects, pursuant to the rights granted to it in Section 11.1 of the Agreement of Limited Partnership of Simon Property Group, L.P. (the “Agreement”) to convert          of its Partnership units (as such term is defined in the Agreement) into shares of common stock of Simon Property Group, Inc. or cash, as selected by Simon Property Group, Inc.

Limited Partner:

By:

(Printed Name)